REGISTRATION NOs. 2-89971

                                           811-3990

UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
PRE-EFFECTIVE AMENDMENT NO. ___	___
POST-EFFECTIVE AMENDMENT NO. 77	X
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	X
AMENDMENT NO. 78	X

NORTHWESTERN MUTUAL SERIES FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(414) 271-1444

(REGISTRANT’S TELEPHONE NUMBER)

LESLI MCLINDEN, SECRETARY

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[ ]	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (b)
[ ]	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
[X]	ON MAY 1, 2020 PURSUANT TO PARAGRAPH (a)(1)
[ ]	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ]	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

NORTHWESTERN MUTUAL SERIES FUND, INC.

PROSPECTUS

May 1, 2020

EQUITY PORTFOLIOS
GROWTH STOCK PORTFOLIO
FOCUSED APPRECIATION PORTFOLIO
LARGE CAP CORE STOCK PORTFOLIO
LARGE CAP BLEND PORTFOLIO
INDEX 500 STOCK PORTFOLIO
LARGE COMPANY VALUE PORTFOLIO
DOMESTIC EQUITY PORTFOLIO
EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO
INDEX 400 STOCK PORTFOLIO
MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO
INDEX 600 STOCK PORTFOLIO
SMALL CAP VALUE PORTFOLIO

INTERNATIONAL PORTFOLIOS
INTERNATIONAL GROWTH PORTFOLIO
RESEARCH INTERNATIONAL CORE PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME PORTFOLIOS
GOVERNMENT MONEY MARKET PORTFOLIO
SHORT-TERM BOND PORTFOLIO
SELECT BOND PORTFOLIO
LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
INFLATION PROTECTION PORTFOLIO
HIGH YIELD BOND PORTFOLIO
MULTI-SECTOR BOND PORTFOLIO

ALLOCATION PORTFOLIOS
BALANCED PORTFOLIO
ASSET ALLOCATION PORTFOLIO

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from us at (888) 455-2232, free of charge. Instead, your Fund annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically and you need not take any action. You may elect to receive shareholder reports and other communications electronically by signing up for eDelivery at NorthwesternMutual.com/Paperless.

You may elect to receive all future shareholder reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (888) 455-2232. Your election to receive shareholder reports in paper will apply to all future Fund reports.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GROWTH STOCK PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital. Current income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of medium and large capitalization companies. For this purpose, medium and large capitalization companies are those with a market capitalization of companies in the Russell 1000® Growth Index. As of March 31, 2020, companies in the Russell 1000® Growth Index had market capitalizations between approximately $         billion and $         billion.

The Portfolio invests in “blue chip” growth companies, which are companies that, in the adviser’s view, are well established in their industries and have the potential for above-average earnings growth. The adviser looks for

1      Northwestern Mutual Series Fund, Inc. Prospectus

companies with leading market positions, seasoned management, and strong financial fundamentals. The Portfolio’s investment approach reflects the adviser’s belief that solid company fundamentals (with an emphasis on the potential for strong growth in earnings per share or operating cash flow) combined with a positive outlook for a company’s industry will ultimately reward investors with strong investment performance. The adviser may look for companies with good prospects for dividend growth. While the Portfolio does not seek to focus its investments in any particular sector, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector as a result of the adviser’s stock selection process.

In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

The Portfolio invests primarily in common stocks. In keeping with the Portfolio’s investment objective, it may also invest up to 20% of net assets in foreign based companies listed on foreign exchanges, either directly or through American Depositary Receipts (ADRs).

The Portfolio may sell a security for a variety of reasons, such as a significant adverse change in the company’s business fundamentals, to secure gains or limit losses, or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objectives. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.

2      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Investment Style Risk – A Portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to November 14, 2019, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

3      Northwestern Mutual Series Fund, Inc. Prospectus

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Growth Stock Portfolio

%	%	%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: Larry Puglia, CFA, CPA, Vice President and Lead Portfolio Manager of T. Rowe Price, joined T. Rowe Price in 1990 and has managed the Portfolio since November 2019.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

4      Northwestern Mutual Series Fund, Inc. Prospectus

FOCUSED APPRECIATION PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was ___% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies, but may invest in companies of any size. For this purpose, large capitalization companies are those with a market capitalization in excess of $5 billion at the time of purchase.

The adviser employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. Long-term structural growth drivers are dynamics that in the manager’s

5      Northwestern Mutual Series Fund, Inc. Prospectus

opinion are not likely to change for five years or longer such as the transition of consumer shopping from in-store to online. The adviser aims to invest in companies when they trade at a significant discount to the estimate of their intrinsic value. The intrinsic value of a company is the true worth of its business as perceived by the portfolio managers, which may not be fully reflected in the market price of its stock. The adviser calculates the intrinsic value of a company by the discounted net present value of future cash flows. The Portfolio normally invests across a wide range of sectors and industries. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process and, as a result, may at times have a relatively high percentage of its assets invested in a particular sector.

The Portfolio invests primarily in a core group of 30-40 securities, but may exceed this range. The Portfolio invests primarily in common stocks. The Portfolio may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts (ADRs) and emerging market securities. The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means it may hold a larger position in a particular company or smaller number of companies than a “diversified” fund.

The Portfolio may sell an investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

6      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Investment Style Risk – A Portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Liquidity Risk – Certain of the Portfolio’s investments, such as small cap stocks and foreign securities, in particular emerging market securities, may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Non-Diversification Risk – The Portfolio is classified as a non-diversified fund and is permitted to invest a greater portion of its assets in a single security or a small number of securities. As a result, an increase or decrease in the value of single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return, and the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

7      Northwestern Mutual Series Fund, Inc. Prospectus

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Focused Appreciation Portfolio

%	%	%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Loomis, Sayles & Company, L.P. (Loomis Sayles)

Portfolio Manager: Aziz V. Hamzaogullari, CFA, Executive Vice President of Loomis Sayles, joined Loomis Sayles in 2010 and began managing the Portfolio in 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

8      Northwestern Mutual Series Fund, Inc. Prospectus

LARGE CAP CORE STOCK PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For this purpose, large capitalization equity investments are those whose market capitalizations are above $5 billion at the time of purchase.

In managing the Portfolio, the adviser allocates the Portfolio’s assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices.

In analyzing a prospective investment for the Portfolio, the adviser utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or

9      Northwestern Mutual Series Fund, Inc. Prospectus

indicators of valuation and growth potential. The Portfolio’s sector exposures generally conform with the sector weights present in the Portfolio’s benchmark index and as a result, in combination with the Portfolio’s reliance on fundamental company analysis, and based upon market or economic conditions, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector of the market.

The Portfolio invests primarily in U.S. common stocks. Up to 20% of the Portfolio’s net assets may be invested in foreign based companies listed on foreign exchanges, either directly or through American Depositary Receipts (ADRs).

The Portfolio may sell a security for a variety of reasons, including a significant adverse change in the company’s business fundamentals, if the company has become significantly overvalued in terms of earnings, assets or growth prospects, or more attractive alternatives exist.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.

▪ Investment Style Risk – A portfolio managed using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

10      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to October 27, 2017, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Large Cap Core Stock Portfolio

%	%	%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Wellington Management Company LLP (Wellington Management)

Portfolio Managers: Jonathan G. White, CFA and Director of Research Portfolios, joined Wellington Management in 1999 and has co-managed the Portfolio since October 2017.

Mary L. Pryshlak, CFA and Director of Global Industry Research, joined Wellington Management in 2004 and has co-managed the Portfolio since May 2018.

11      Northwestern Mutual Series Fund, Inc. Prospectus

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

12      Northwestern Mutual Series Fund, Inc. Prospectus

LARGE CAP BLEND PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Acquired Fund Fees and Expenses	%
Total Annual Portfolio Operating Expenses (1), (2)%
Fee Waiver (3)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1), (3)%

[(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) Restated to reflect current expenses.

(3) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

13      Northwestern Mutual Series Fund, Inc. Prospectus

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes), in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. The Portfolio defines large capitalization companies as those with a market capitalization in excess of $5 billion, at the time of investment. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts (ADRs) and other equity securities of foreign issuers which are denominated in U.S. dollars. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and ADRs.

The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio believes good businesses have some or all of the following characteristics: a strong, defendable market or products and services niche; a high degree of recurring revenue; modestly priced products or services; attractive return-on-investment and above average growth or improving profitability prospects. The Portfolio considers valuation on both an absolute and relative basis utilizing both historical and prospective analysis. In reviewing companies, the Portfolio applies the characteristics identified above on a case-by-case basis.

The adviser will generally sell a security held by the Portfolio when it believes the security has achieved its value potential, when such sale is necessary for diversification of the Portfolio, when changing fundamentals signal a deteriorating value potential or when other securities have a better value potential.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

14      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.

▪ Investment Style Risk – A portfolio managed using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Large Cap Blend Portfolio

%	%	%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average (reflects deductions for fees and expenses)

%	%	%

15      Northwestern Mutual Series Fund, Inc. Prospectus

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Fiduciary Management, Inc. (FMI)

Portfolio Managers: FMI’s investment decisions are made by a Portfolio Management Committee (PMC). The investment process employed by the PMC is team based, and the PMC as a whole, not any individual member, is primarily responsible for the day-to-day management of the Portfolio. The PMC has managed the Portfolio since 2012. PMC members include:

Patrick J. English, CFA, Chairman, Chief Executive Officer and Chief Investment Officer, who has been with FMI since 1986.

John S. Brandser, President, Chief Operating Officer and Chief Compliance Officer, who has been with FMI since 1995.

Jonathan T. Bloom, CFA, Director of Research, who has been with FMI since 2010.

Andy P. Ramer, CFA, Research Analyst, who has been with FMI since 2002.

Robert M. Helf, CFA, Research Analyst, who has been with FMI since 1998.

Daniel G. Sievers, CFA, Research Analyst, who has been with FMI since 2009.

Matthew T. Sullivan, CFA, Research Analyst, who has been with FMI since 2013.

Jordan S. Teschendorf, CFA, Research Analyst, who has been with FMI since 2015.

Benjamin D. Karek, Research Analyst, who has been with FMI since 2017.

Dain C. Tofson, CFA, Research Analyst, who has been with FMI since July 2019.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends, and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

16      Northwestern Mutual Series Fund, Inc. Prospectus

INDEX 500 STOCK PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of March 31, 2020, the market capitalization range of the S&P 500® Index was approximately $         billion to $         billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

17      Northwestern Mutual Series Fund, Inc. Prospectus

Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.

Because the Portfolio is managed with a goal of fully replicating the underlying S&P 500® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P 500® Index. Changes to the underlying company constituents of the S&P 500® Index are made on an as-needed basis and are usually announced several days before they are scheduled to be implemented. The S&P 500® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by the S&P 500® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments.

The Index 500 Stock Portfolio’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks. The Portfolio’s purchase of futures contracts may involve risks related to imperfect correlation between the changes in the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. The Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks.

▪ Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Index Concentration Risk – Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index may be concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Portfolio may be similarly concentrated. As a result, Portfolio performance may be adversely affected by such concentration, the Portfolio may be subject to increased price volatility, and the Portfolio may be more susceptible to adverse economic, market, political or regulatory developments affecting that market, industry, group of industries, sector or asset class in which the concentration occurs.

18      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio as well as the timing of purchases and redemptions of Portfolio shares. A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Index 500 Stock Portfolio

%	%	%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average (reflects deductions for fees and expenses)

%	%	%

19      Northwestern Mutual Series Fund, Inc. Prospectus

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan, CFA, is a Vice President of MSA and joined MSA in 2004. He has co-managed the Portfolio since 2013.

Steven A. Warren is a Director of MSA and joined The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) in 1998. He has co-managed the Portfolio since 2010.

Joseph A. Travia is a Director of MSA, joined MSA in 2002 and joined Northwestern Mutual in 1999. He has co-managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

20      Northwestern Mutual Series Fund, Inc. Prospectus

LARGE COMPANY VALUE PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek long-term capital growth. Income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[ (1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in larger companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000® Index. As of March 31, 2020, the market capitalization range of the Russell 1000® Index was approximately $         million to $         billion.

The adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in

21      Northwestern Mutual Series Fund, Inc. Prospectus

the market and the price has increased to, or is higher than, a level the adviser believes more accurately reflects the fair value of the company. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. The adviser also may consider whether the companies’ securities have a favorable dividend-paying history and whether dividend payments are expected to continue or increase.

While most assets will be invested in U.S. equity securities, which includes common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives, it may also invest in American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of companies located in emerging markets. The Portfolio may utilize futures for cash management purposes and forwards to hedge foreign currency exposure.

The adviser may sell stocks from the Portfolio if it believes a stock no longer meets established valuation criteria.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk.

▪ Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in warrants may be more volatile than the underlying investments in stocks.

22      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

▪ Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

23      Northwestern Mutual Series Fund, Inc. Prospectus

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Large Company Value Portfolio

%	%	%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2005 and has served as a manager for the Portfolio since 2016.

Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in May 2018.

Philip Sundell, CFA, Portfolio Manager, joined American Century Investments in 1997 and began managing the Portfolio in April 2019.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

24      Northwestern Mutual Series Fund, Inc. Prospectus

DOMESTIC EQUITY PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Generally, the companies in which the Portfolio invests will have a market value of $5 billion or more. The Portfolio typically invests in a core group of 30-40 securities.

The Portfolio primarily invests in common stocks of large-capitalization companies, but may also invest in mid-capitalization companies, that its adviser believes have long-term capital appreciation potential. Typically, the Portfolio seeks securities the adviser believes are undervalued in relation to their intrinsic value. The intrinsic value of a company is the true worth of the business, which may not be fully reflected in the market price of its stock. The

25      Northwestern Mutual Series Fund, Inc. Prospectus

adviser seeks to determine a company’s intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. On a selective basis, the adviser considers a company’s plans for future operation. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.

The Portfolio may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Portfolio may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry or sector.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

▪ Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

26      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)
1 Yr	5 Yrs	10 Yrs
Domestic Equity Portfolio
%	%	%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)
%	%	%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average (reflects deductions for fees and expenses)
%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust

Portfolio Managers: Nikhil G. Lalvani, CFA, Vice President, Senior Portfolio Manager and Team Leader, has been with Macquarie Investment Management since 1997, and has co-managed the Portfolio since 2012.

Robert A. Vogel, Jr., CFA, Vice President and Senior Portfolio Manager, has been with Macquarie Investment Management since 2004, and has co-managed the Portfolio since 2012.

Kristen E. Bartholdson, Vice President and Senior Portfolio Manager, has been with Macquarie Investment Management since 2006, and has co-managed the Portfolio since 2012.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

27      Northwestern Mutual Series Fund, Inc. Prospectus

EQUITY INCOME PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses (1)%
Fee Waiver (2)%
Total Annual Portfolio Operating Expenses After Fee Waiver (2)%

[(1) Restated to reflect current expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. For this purpose, larger capitalization stocks are those with a market capitalization greater than $5 billion. The Portfolio generally seeks investments in large-capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. This level is merely a guideline and there can be no certainty this level will be achieved.

28      Northwestern Mutual Series Fund, Inc. Prospectus

The Portfolio will typically employ a value approach in selecting investments. The adviser’s in-house research team seeks to identify companies that appear to be undervalued as measured by price to earnings ratio, dividend yield, enterprise value to sales, among other metrics and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. While the Portfolio does not seek to focus its investments in any particular economic sector, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector as a result of the adviser’s stock selection process.

The adviser has the discretion to deviate from the Portfolio’s normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These special situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, a reorganization, a spin-off of a business line, a special dividend, or some other extraordinary corporate event, a new product introduction or a favorable competitive development.

While most assets will be invested in U.S. common stocks, the Portfolio may also invest in foreign securities and American Depositary Receipts (ADRs) (up to 20% of net assets), including those of issuers located in emerging markets.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Dividend-Paying Stock Risk – The Portfolio’s emphasis on dividend-paying stocks could cause the Portfolio to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks. Currently, interest rates remain at historically low levels, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

▪ Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may

29      Northwestern Mutual Series Fund, Inc. Prospectus

be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

▪ Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Special Situation Risk – In special situations, the adviser may deviate from the Portfolio’s normal investment criteria when purchasing a security. In these special situations, there is the risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the issuer’s securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

30      Northwestern Mutual Series Fund, Inc. Prospectus

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)
1 Yr	5 Yrs	10 Yrs
Equity Income Portfolio
%	%	%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)
%	%	%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average (reflects deductions for fees and expenses)
%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: John D. Linehan, CFA, Vice President, has been with T. Rowe Price since 1998. He has managed the Portfolio since November 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

31      Northwestern Mutual Series Fund, Inc. Prospectus

MID CAP GROWTH STOCK PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-sized companies. The Portfolio considers a company to be a mid-capitalization company if it has a market capitalization within the collective range of the Russell MidCap® Index and the S&P MidCap 400® Index. As of March 31, 2020, this range was approximately $ million to $ billion. The market capitalization range of these indices changes over time. Securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Portfolio.

The Portfolio invests primarily in common stocks of mid cap companies selected on the basis of their potential for capital appreciation. The Portfolio focuses on companies that are determined to be of high quality. The key characteristics of high quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team.

32      Northwestern Mutual Series Fund, Inc. Prospectus

The Portfolio seeks to reduce overall risk by diversifying across sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by an investment process which relies on fundamental company analysis and individual stock selection. As a result, based upon market or economic conditions, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector of the market.

The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts (ADRs) and other securities of foreign issuers, including non-U.S. dollar denominated securities.

The Portfolio typically trims positions as valuation appears incrementally less attractive, and may sell a stock when the adviser’s investment thesis is no longer valid, typically due to an erosion of company fundamentals relative to expectations or when valuation is no longer attractive. The Portfolio may, but is not required to, exit a position if the company’s capitalization grows beyond the mid cap range.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.

▪ Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

33      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to October 27, 2017, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)
1 Yr	5 Yrs	10 Yrs

Mid Cap Growth Stock Portfolio

%	%	%
Russell MidCap® Growth Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average (reflects deductions for fees and expenses)

%	%	%

34      Northwestern Mutual Series Fund, Inc. Prospectus

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Wellington Management Company LLP (Wellington Management)

Portfolio Managers: Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager, joined Wellington Management in 2004 and has co-managed the Portfolio since October 2017.

Mark Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager, joined Wellington Management in 2004 and has co-managed the Portfolio since October 2017.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

35      Northwestern Mutual Series Fund, Inc. Prospectus

INDEX 400 STOCK PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400® Stock Price Index (“S&P MidCap 400® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P MidCap 400® Index. The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. As of March 31, 2020, the market capitalization range of the S&P MidCap 400® Index was approximately $         billion to $         billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

36      Northwestern Mutual Series Fund, Inc. Prospectus

Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.

Because the Portfolio is managed with a goal of fully replicating the underlying S&P MidCap 400® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P MidCap 400® Index. Changes to the underlying company constituents of the S&P MidCap 400® Index are made on an as-needed basis and are usually announced several days before they are scheduled to be implemented. The S&P MidCap 400® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by S&P MidCap 400® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments.

The Index 400 Stock Portfolio’s ability to match the performance of the S&P MidCap 400® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks.

▪ Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Index Concentration Risk – Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index may be concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Portfolio may be similarly concentrated. As a result, Portfolio performance may be adversely affected by such concentration, the Portfolio may be subject to increased price volatility, and the Portfolio may be more susceptible to adverse economic, market, political or regulatory developments affecting that market, industry, group of industries, sector or asset class in which the concentration occurs.

▪ Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio as well as the timing of purchases and redemptions of Portfolio shares. A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

37      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)
1 Yr	5 Yrs	10 Yrs

Index 400 Stock Portfolio

%	%	%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan, CFA, is a Vice President of MSA and joined MSA in 2004. He has co-managed the Portfolio since 2013.

Steven A. Warren is a Director of MSA and joined The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) in 1998. He has co-managed the Portfolio since 2010.

38      Northwestern Mutual Series Fund, Inc. Prospectus

Joseph A. Travia is a Director of MSA, joined MSA in 2002 and joined Northwestern Mutual in 1999. He has co-managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

39      Northwestern Mutual Series Fund, Inc. Prospectus

MID CAP VALUE PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term capital growth. Current income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Acquired Fund Fees and Expenses	%
Total Annual Portfolio Operating Expenses (1), (2)%
Fee Waiver (3)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1), (3)%

[(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2)  Restated to reflect current expenses.

(3) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

40      Northwestern Mutual Series Fund, Inc. Prospectus

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined by Portfolio’s adviser to be undervalued at the time of purchase. At the time of investment, companies purchased typically will fall within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies, (approximately $         million to $         billion as of March 31, 2020). The adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the members of the Russell MidCap® Index (approximately $         million to $         billion as of March 31, 2020).

In managing the Portfolio, the adviser uses its own fundamental value approach. In selecting securities for the Portfolio, the adviser attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company. The adviser may also consider whether the companies’ securities have a favorable dividend-paying history and whether dividend payments are expected to continue or increase. The adviser may also use this fundamental value approach to invest the Portfolio in initial public offerings (IPOs) from time to time when such opportunities are attractive and consistent with the Portfolio’s investment objectives. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.

While most assets will be invested in U.S. equity securities, which includes common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives, it may also invest in American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of companies located in emerging markets. The Portfolio may utilize futures for cash management purposes and forwards to hedge foreign currency exposure.

The adviser may sell a stock from the Portfolio if it believes the stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive opportunities are identified. In seeking to achieve its investment objective, the adviser may sell shares from the Portfolio without regard to the length of time a security has been held.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the

41      Northwestern Mutual Series Fund, Inc. Prospectus

counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, market, interest rate, and liquidity risks.

▪ Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in warrants may be more volatile than the underlying investments in stocks.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

▪ Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ IPO Risk – The value of securities acquired in an IPO may rise or fall more rapidly than other investments due to factors such as the absence of an established public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities with an established market.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

42      Northwestern Mutual Series Fund, Inc. Prospectus

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)
1 Yr	5 Yrs	10 Yrs
Mid Cap Value Portfolio
%	%	%
Russell MidCap® Value Index (reflects no deduction for fees, expenses or taxes)
%	%	%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average (reflects deductions for fees and expenses)
%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in 2009.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2004 and began managing the Portfolio in 2009.

Kevin Toney, CFA, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2006 and began managing the Portfolio in 2009.

Brian Woglom, CFA, Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2012 and began managing the Portfolio in 2012.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

43      Northwestern Mutual Series Fund, Inc. Prospectus

SMALL CAP GROWTH STOCK PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies. The Portfolio defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000® and S&P SmallCap 600® Indices. As of March 31, 2020, this range was approximately $         million to $         billion. Some of the companies in which the Portfolio invests may be considered micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The investment team conducts fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’s

44      Northwestern Mutual Series Fund, Inc. Prospectus

competitive advantages and the ability to generate revenue and increase profit margins. Other important considerations include capital allocation discipline, and other qualitative factors such as strength of company management, and analysis of products and competition. Valuation analysis is an important component of the investment process and consists of both cash flow and earnings ratios that are compared with the industry average.

Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk. The Portfolio is structured so that its sector weights are generally similar to those of the Russell 2000® Growth Index, the Portfolio’s benchmark. As a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector and may hold securities which are not represented in the benchmark. However, in constructing the Portfolio, the investment team monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the Portfolio remains well diversified and does not have unrewarded or unintended industry and style exposure as a consequence of individual stock selections.

The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts (ADRs) and other equity securities of foreign issuers, including those located in emerging markets, which are denominated in U.S. dollars.

The Portfolio may also utilize exchange-traded funds as part of its cash management strategy.

The Portfolio may sell a security for a variety of reasons including when it no longer demonstrates improving quality or exhibits strong fundamental momentum, when fundamentals have changed, where the risk/reward assessment is no longer favorable, or to redeploy assets into more promising opportunities. The Portfolio may, but is not required, to exit a position if the company’s capitalization grows beyond the small cap range.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. The value of securities identified using quantitative analysis can react differently to issuer, political, market and economic developments from the market as a whole or securities identified using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expense incurred as a shareholder in another investment company, and tracking

45      Northwestern Mutual Series Fund, Inc. Prospectus

error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

▪ Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Liquidity Risk – Markets for small and micro cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total

46      Northwestern Mutual Series Fund, Inc. Prospectus

return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)
1 Yr	5 Yrs	10 Yrs
Small Cap Growth Stock Portfolio
%	%	%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)
%	%	%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average (reflects deductions for fees and expenses)
%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Wellington Management Company LLP (Wellington Management)

Portfolio Manager: Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager, joined Wellington Management in 1994 and has managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

47      Northwestern Mutual Series Fund, Inc. Prospectus

INDEX 600 STOCK PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index (“S&P SmallCap 600® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P SmallCap 600® Index. S&P SmallCap 600® Index is composed of domestic stocks with market capitalizations ranging between approximately $         million and $         billion as of March 31, 2020. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also purchase (long) total return equity swap agreements and invest in exchange traded funds and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

48      Northwestern Mutual Series Fund, Inc. Prospectus

Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.

Because the Portfolio is managed with a goal of fully replicating the underlying S&P SmallCap 600® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P SmallCap 600® Index. Changes to the underlying company constituents of the S&P SmallCap 600® Index are made on an as-needed basis and are usually announced several days before they are scheduled to be implemented. The S&P SmallCap 600® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by S&P SmallCap 600® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments.

The Index 600 Stock Portfolio’s ability to match the performance of the S&P SmallCap 600® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 600 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks. In particular, the Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s purchase of futures contracts may involve risks related to imperfect correlation between the changes in the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks.

▪ Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.

▪ Index Concentration Risk – Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index may be concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Portfolio may be similarly concentrated. As a result, Portfolio

49      Northwestern Mutual Series Fund, Inc. Prospectus

performance may be adversely affected by such concentration, the Portfolio may be subject to increased price volatility, and the Portfolio may be more susceptible to adverse economic, market, political or regulatory developments affecting that market, industry, group of industries, sector or asset class in which the concentration occurs.

▪ Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio as well as the timing of purchases and redemptions of Portfolio shares. A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

50      Northwestern Mutual Series Fund, Inc. Prospectus

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Index 600 Stock Portfolio

%	%	%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan, CFA, is a Vice President of MSA and joined MSA in 2004. He has co-managed the Portfolio since 2013.

Steven A. Warren is a Director of MSA and joined The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) in 1998. He has co-managed the Portfolio since 2010.

Joseph A. Travia is a Director of MSA, joined MSA in 2002 and joined Northwestern Mutual in 1999. He has co-managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

51      Northwestern Mutual Series Fund, Inc. Prospectus

SMALL CAP VALUE PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Acquired Fund Fees and Expenses	%
Total Annual Portfolio Operating Expenses (1)%
Fee Waiver (2)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1), (2)%

[(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

52      Northwestern Mutual Series Fund, Inc. Prospectus

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase (approximately $             billion as of March 31, 2020). The market capitalization of companies in the Portfolio and the Index changes over time and the Portfolio will not sell a stock just because the company has grown to a market capitalization outside of the range. The Portfolio may, on occasion, purchase companies with a market capitalization above the range. Securities falling outside of the market capitalization range noted above will be included in the overall calculation of assets but not counted as fulfilling the 80% minimum. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The in-house research team at the adviser generally looks for some of the following:

•	low price/earnings, price/book value, or price/cash flow ratios relative to the Russell 2000® Index the company’s peers, or its own historical norm;
•	low stock price relative to a company’s underlying asset values;
•	above-average dividend yield relative to a company’s peers or its own historical norm;
•	a plan to improve the business through restructuring; and
•	a sound balance sheet and other positive financial characteristics.

While the Portfolio does not seek to focus its investments in any particular economic sector, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector as a result of the adviser’s stock selection process.

In pursuing its investment objective, the adviser has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These special situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, a reorganization, a spin-off of a business line, a special dividend, or some other extraordinary corporate event, a new product introduction or innovation, or a favorable competitive environment.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of issuers located in emerging markets, real estate investment trust (REITs) and securities of other investment companies, including open-end funds, closed-end funds, exchange traded funds (ETFs) and business development companies (BDCs), in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

53      Northwestern Mutual Series Fund, Inc. Prospectus

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

▪ Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

▪ Other Investment Companies Risk – The Portfolio will indirectly bear its pro rata portion of the expenses of the investment companies in which it invests, including advisory fees, in addition to the direct expenses of the Portfolio. The expenses associated with some business development companies may be significant. Investments in other investment companies are subject to market and selection risks, and generally entail the same risks as the underlying securities held by them. ETFs, closed-end funds and BDCs are also subject to the risk that their market prices may trade at a premium or a discount to their net asset value, which means the Portfolio will overpay for a fund’s assets if it is trading at a premium and will get less than the value of the fund’s assets when selling if it is trading at a discount. An active trading market for an ETF, closed-end fund or BDC may not be developed or maintained. In the event of a trading halt by the exchange, the Portfolio would be unable to sell its ETF, closed-end or BDC shares unless and until trading is resumed. BDCs invest in small and medium-sized private companies that may not have access to public equity markets. As a result, a BDC’s portfolio may be less liquid, may be more adversely affected by poor economic or market conditions, and may be adversely affected by risks associated with industries and sectors in which portfolio companies may concentrate.

▪ REITs Risk – REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

54      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Special Situation Risk – In special situations, the adviser may deviate from the Portfolio’s normal investment criteria when purchasing a security. In these special situations, there is the risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the company’s securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Small Cap Value Portfolio

%	%	%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average (reflects deductions for fees and expenses)

%	%	%

55      Northwestern Mutual Series Fund, Inc. Prospectus

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: J. David Wagner, CFA, a Vice President of T. Rowe Price, joined T. Rowe Price in 2000 and has managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

56      Northwestern Mutual Series Fund, Inc. Prospectus

INTERNATIONAL GROWTH PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio will invest at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the United States. The Portfolio may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The adviser normally invests the Portfolio’s assets primarily in foreign common stocks and American Depositary Receipts (ADRs) and other depositary receipts. While the adviser normally allocates the Portfolio’s assets across different countries and regions, the Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region. The Portfolio invests primarily in large capitalization companies, but may invest in companies of any size. Although the Portfolio primarily invests its assets in issuers located outside the U.S., it also invests in U.S. issuers.

The adviser invests the Portfolio’s assets in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination

57      Northwestern Mutual Series Fund, Inc. Prospectus

with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks. In buying and selling securities for the Portfolio, the adviser relies on fundamental analysis, which involves a “bottom up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. While the Portfolio does not seek to focus its investments in any particular sector, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector as a result of the adviser’s stock selection process.

The Portfolio may reduce or sell its position in a particular holding when the adviser believes a stock is fully valued, the conditions upon which the adviser based its original investment thesis no longer holds true, or due to portfolio construction considerations.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

58      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Geographic Concentration Risk – To the extent a relatively large percentage of the Portfolio’s assets are invested in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be more volatile than that of a more geographically diversified fund, and the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

▪ Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Liquidity Risk – Markets for small cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

59      Northwestern Mutual Series Fund, Inc. Prospectus

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs
International Growth Portfolio

%	%	%
MSCI EAFE® (Europe-Australasia-Far East) Growth Index (Gross) (reflects no deduction for fees, expenses or taxes)

%	%	%
MSCI® All Country World (ex-US) Growth Index (Gross) (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Growth Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: FIAM LLC (FIAM)

Portfolio Manager: Jed Weiss, Portfolio Manager, began managing the Portfolio in 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

60      Northwestern Mutual Series Fund, Inc. Prospectus

RESEARCH INTERNATIONAL CORE PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests primarily in foreign equity securities, including emerging market equity securities. The Portfolio normally invests its assets across different industries, sectors, countries, and regions, but the Portfolio may invest a significant percentage of its assets in issuers in a single industry, sector, country, or a particular geographic region.

In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. The adviser generally manages the Portfolio to be sector neutral to the MSCI EAFE® (Europe-Australasia-Far East) Index

61      Northwestern Mutual Series Fund, Inc. Prospectus

(the “Index”). The Portfolio does not, as a matter of policy, seek to concentrate in any particular industry. The Portfolio is not constrained by any particular investment style. The adviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio’s investments in equity securities may include securities of companies of any capitalization level, and could include common stocks, preferred stocks, securities convertible into stock and American Depositary Receipts (ADRs) and other depositary receipts for those securities.

The adviser uses an active “bottom up” investment approach to buying and selling investments for the Portfolio, which emphasizes individual stock selection. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. MFS may also consider environmental, social and governance factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality and other factors, may also be considered.

The adviser may sell securities for a variety of reasons such as to seek to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

▪ Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

62      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

▪ Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

▪ Investment Style Risk – A portfolio managed using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Liquidity Risk – Markets for small cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector or industries within a sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total

63      Northwestern Mutual Series Fund, Inc. Prospectus

return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Research International Core Portfolio

%	%	%
MSCI® All Country World (ex-US) Index (Gross) (reflects no deduction for fees, expenses or taxes)

%	%	%
MSCI EAFE® (Europe-Australasia-Far East) Index (Gross) (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Core Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Massachusetts Financial Services Company (MFS®)

Portfolio Managers: Victoria Higley, Investment Officer of MFS, has managed the Portfolio since 2016.

Camille Humphries Lee, Investment Officer of MFS, has managed the Portfolio since 2018.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

64      Northwestern Mutual Series Fund, Inc. Prospectus

INTERNATIONAL EQUITY PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital. Any income realized will be incidental.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the U.S. The Portfolio may purchase securities in any foreign country, including those with developed markets and emerging markets. From time to time, based on economic conditions, the Portfolio may have significant investments in one or more countries or in particular sectors. The Portfolio invests primarily in foreign common stocks, and may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts.

65      Northwestern Mutual Series Fund, Inc. Prospectus

The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that the Portfolio’s adviser believes are undervalued. The strategy for the Portfolio will reflect a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the adviser will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. In determining whether a company is located in a country “outside” the U.S., the Portfolio’s adviser considers a variety of factors, such as location of company management, location of the exchange on which the company’s stock is primarily traded, sources of revenue, and reporting currency.

The adviser may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the adviser believes another security provides a more attractive investment opportunity.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

▪ Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

▪ Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities and may be less liquid, more volatile, and harder to value than U.S. securities.

66      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

▪ Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

▪ Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

67      Northwestern Mutual Series Fund, Inc. Prospectus

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

International Equity Portfolio

%	%	%
MSCI® All Country World (ex-US) Index (Gross) (reflects no deduction for fees, expenses or taxes)

%	%	%
MSCI EAFE® (Europe-Australasia-Far East) Index (Gross) (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Templeton Investment Counsel, LLC (Templeton)

Portfolio Manager: Antonio T. Docal, CFA, President, Director of Portfolio Management for Templeton’s Global Equity Group, joined Templeton in 2001 and has been a portfolio manager of the Portfolio since December 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

68      Northwestern Mutual Series Fund, Inc. Prospectus

EMERGING MARKETS EQUITY PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses (1)%
Fee Waiver (2)%
Total Annual Portfolio Operating Expenses After Fee Waiver (2)%

[(1) Restated to reflect current expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers that are tied economically to emerging market countries. The Portfolio invests primarily in common stocks, but may also invest in other types of equity securities, including but not limited to, preferred stocks and American Depositary Receipts (ADRs) and other depositary receipts for those securities.

Emerging market countries include countries determined by the Portfolio’s adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic

69      Northwestern Mutual Series Fund, Inc. Prospectus

stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if the adviser determines that the company meets one or more of the following criteria: the company

•	is organized under the laws of, or has its principal office in an emerging market country;
•	has its principal securities trading market in an emerging market country; and/or
•	derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

The Portfolio may also invest in equity securities of issuers that are not tied economically to emerging market countries. Such investments will not exceed 20% of the net assets of the Portfolio. The Portfolio may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Portfolio typically has full currency exposure to those markets in which it invests.

The Portfolio may invest in companies of any size. The Portfolio may invest in securities of any market sector and, from time to time, as a result of the adviser’s stock selection process, may hold a significant amount of securities of companies within a single sector. The adviser may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

The adviser employs a fundamental “bottom up” equity investment style, which is based on first-hand research and disciplined company evaluation. Securities are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the adviser seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion. The adviser also evaluates matters of long term value by examining a spectrum of considerations such as governance and risk management including those risks often referred to as environmental, social and governance factors (“ESG”). ESG analysis is fully integrated into investment decisions for all equity holdings. As such, the adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the adviser’s quality rating for all companies. In the price filter, the adviser assesses the value of a company by reference to financial ratios, and estimates the value of the company relative to its market price and the valuations of other potential investments.

The Portfolio may sell a security when the adviser perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

▪ ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

70      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

▪ Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

▪ Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

▪ Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

▪ Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

▪ Liquidity Risk – Markets for small and micro cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn. The lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Portfolio.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources higher risk of failure, and less liquid trading markets.

▪ Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

71      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to March 24, 2017, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Emerging Markets Equity Portfolio

%	%	%

MSCI® Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)

%	%	%

Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Aberdeen Asset Managers Limited (“Aberdeen”)

Portfolio Managers: The Portfolio is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Portfolio:

Hugh Young, Head of Asia Pacific/ Managing Director – Asia, has managed the Portfolio since March 2017.

Devan Kaloo, Global Head of Equities/ Head of Global Emerging Markets Equities, has managed the Portfolio since March 2017.

Joanne Irvine, Head of Emerging Markets (ex-Asia), has managed the Portfolio since March 2017.

Mark Gordon-James, CFA, Senior Investment Manager, has managed the Portfolio since March 2017.

Flavia Cheong, CFA, Head of Equities – Asia (ex-Japan), has managed the Portfolio since March 2017.

72      Northwestern Mutual Series Fund, Inc. Prospectus

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

73      Northwestern Mutual Series Fund, Inc. Prospectus

GOVERNMENT MONEY MARKET PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

PRINCIPAL INVESTMENT STRATEGIES

As a government money market portfolio, the Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Portfolio may invest 100% of its total assets in such repurchase agreements. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. The Portfolio seeks to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS

The main risks of investing in the Portfolio are identified below.

▪ Active Management Risk – The securities selected for the Portfolio may underperform the markets, relevant indices, or securities selected by other funds with similar investment objectives and investment strategies.

▪ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a repurchase agreement is unwilling or unable to meet its financial obligations.

74      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Income Risk – The risk that the Portfolio’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

▪ Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A low interest rate environment poses additional risks to the Portfolio. Low yields on the Portfolio’s holdings may have an adverse impact on the Portfolio’s ability to provide a positive yield to its shareholders or pay expenses out of Portfolio assets. Additionally, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period you are invested in the Portfolio.

▪ Liquidity Risk – Investments for the Portfolio may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn. The liquidity requirements applicable to government money market funds are designed to help mitigate the potential impact of these risks.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Repurchase Agreements Risk – If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside of the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

▪ Stable Net Asset Value Risk – The Portfolio may not be able to maintain a stable net asset value (“NAV”) of $1.00 per share at all times. If the Portfolio fails to maintain a stable NAV (or there is a perceived threat of such failure), the Portfolio, along with other money market funds, could be subject to increased redemption activity.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

▪ U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

▪ Variable and Floating Rate Instrument Risk – Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

▪ When-Issued and Delayed Delivery Transactions Risk – When issued and delayed delivery securities involve the risk that the security will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain the security’s price.

75      Northwestern Mutual Series Fund, Inc. Prospectus

You could lose money by investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods. Returns are based on past results and are not an indication of future performance. Prior to May 1, 2016, the Portfolio operated as a prime money market fund and invested in certain types of securities that the Portfolio is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Portfolio’s conversion to a government money market fund. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Government Money Market Portfolio

%	%	%

For the seven-day period ended March 31, 2020, the Government Money Market Portfolio’s yield was %.

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: BlackRock Advisors, LLC

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

76      Northwestern Mutual Series Fund, Inc. Prospectus

SHORT-TERM BOND PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The primary investment objective of the Portfolio is to provide as high a level of current income as is consistent with prudent investment risk.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. Also, the Portfolio may invest up to 20% of net assets in foreign securities, including those of issuers located in emerging markets, consistent with its investment objective. Foreign securities held by the Portfolio may consist of both U.S. dollar and non-U.S. dollar denominated securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s average effective maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage-

77      Northwestern Mutual Series Fund, Inc. Prospectus

and asset-backed securities. The Portfolio’s mortgage-related securities investments may include collateralized mortgage obligations as well as commercial and residential mortgage-backed securities. The Portfolio’s investments in asset-backed securities include asset-backed auto loans. The Portfolio may also invest in Rule 144A securities. The Portfolio may also utilize futures and forward contracts primarily to adjust the Portfolio’s duration and yield curve exposure, as well as to hedge foreign currency exposure. The Portfolio may invest in swap agreements, including the purchase or sale of credit default swaps and interest rate swaps (to take a position on interest rates moving either up or down) in keeping with its investment objective. Duration is a measure of the sensitivity of the price of a Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.

The adviser uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments. The top down investment approach involves an evaluation by the adviser of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The adviser then identifies sectors it believes have the best potential for performance based on its economic outlook. The bottom up investment approach focuses on fundamental research of individual issuers. Investment decisions reflect the adviser’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the Portfolio may invest.

The adviser may sell a portfolio security for a variety of reasons, such as to adjust the Portfolio’s average maturity, duration, or overall credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

▪ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

▪ Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

▪ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks, and the risk of missed opportunities in other investments.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

78      Northwestern Mutual Series Fund, Inc. Prospectus

▪ High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.

▪ Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

▪ Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mortgage- and Asset-Backed Securities Risk – The Portfolio invests in collateralized mortgage obligations, mortgage-backed securities and asset-backed securities. Mortgage-related and other asset-backed securities are subject to interest rate risk, credit risk and liquidity risk as well as additional risks including prepayment and extension risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed auto loans are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles and may be subject to heightened credit risk.

▪ Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

▪ U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

79      Northwestern Mutual Series Fund, Inc. Prospectus

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Short-Term Bond Portfolio

%	%	%
Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: Michael F. Reinartz, CFA, Portfolio Manager and Chairman of T. Rowe Price’s Short-Term Bond Investment Advisory Committee, joined T. Rowe Price in 1996 and has managed the Portfolio since 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

80      Northwestern Mutual Series Fund, Inc. Prospectus

SELECT BOND PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The primary investment objective of the Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[ (1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+

81      Northwestern Mutual Series Fund, Inc. Prospectus

or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. The Portfolio invests primarily in U.S Government obligations, mortgage-backed securities, including commercial mortgage-backed securities, collateralized mortgage obligations, corporate bonds, and asset-backed securities. To-be-announced mortgage-backed securities issued by a Federal agency and mortgage dollar rolls may also be used. The Portfolio may invest in Rule 144A securities. Also, the Portfolio may invest up to 20% of net assets in foreign securities, consistent with its investment objectives. Foreign securities held by the Portfolio consist primarily of U.S. dollar denominated securities but may also include non-U.S. dollar denominated securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration that is within 10% of the Bloomberg Barclays® U.S. Aggregate Index, which had a duration of ___ years as of March 31, 2020. Duration is a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates. The Portfolio does not target an average effective maturity.

The adviser uses a fundamental, relative value investment approach to construct the portfolio of investments. The adviser invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The adviser may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

The adviser may sell a portfolio security that has achieved its desired return or if the adviser believes the security or its sector has become overvalued. The adviser may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

▪ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

▪ Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. The risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

▪ High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

▪ High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.

82      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

▪ Liquidity Risk – Fixed income investments, including Rule 144A securities, may be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including mortgage dollar rolls, include interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. To-be-announced mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

▪ Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

▪ U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of

83      Northwestern Mutual Series Fund, Inc. Prospectus

future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Select Bond Portfolio

%	%	%
Bloomberg Barclays® U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Wells Capital Management, Inc. (WellsCap)

Portfolio Managers: Thomas O’Connor, CFA, Senior Portfolio Manager at WellsCap, has been with WellsCap since 2000 and has co-managed the Portfolio since 2014. Effective December 31, 2020, Mr. O’Connor will no longer serve as co-portfolio manager and all references to Mr. O’Connor are hereby removed as of such date.

Maulik Bhansali, CFA, Senior Portfolio Manager at WellsCap, has been with WellsCap since 2001 and has co-managed the Portfolio since October 2017.

Jarad Vasquez, Senior Portfolio Manager at WellsCap, has been with WellsCap since 2007 and has co-managed the Portfolio since October 2017.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

84      Northwestern Mutual Series Fund, Inc. Prospectus

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses (1)%
Expense Reimbursement (2)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement (2)%

[(1) Restated to reflect current expenses.

(2) The Portfolio’s investment adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and such non-recurring and extra ordinary expenses as they may arise) to an annual rate of 0.65% of the Portfolio’s average net assets. This expense limitation agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the expense reimbursement agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

85      Northwestern Mutual Series Fund, Inc. Prospectus

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements (to take a position on interest rates moving either up or down). Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, subject to the quality restrictions described below. Mortgage-related securities may include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls. The Portfolio may also invest up to 10% of its net assets in preferred stocks.

The Portfolio will normally have a minimum average portfolio duration of eight years and, for point of reference, the dollar-weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years. Duration is a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or interest rate swap agreements (to take a position on interest rates moving either up or down), in municipal bonds or in mortgage- or asset-backed securities, subject to the Portfolio’s objective and the Fund’s policies. The adviser may invest in derivatives at any time it deems appropriate. It will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments or to adjust the overall duration of the Portfolio. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. government bond funds that do not use derivatives.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. A short sale involves the sale of a security that is borrowed from a broker or other institution, and which must be purchased in the market at a later date and returned to the lender. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the adviser to be of comparable quality. If a downgrade in the rating of a security in which the Portfolio is invested causes it to fall outside these parameters, the adviser will sell the impacted security as soon as reasonably practicable. In addition, with respect to the Portfolio’s investments in fixed income securities that are not U.S. Government Securities, the Portfolio may only invest up to 10% of its total assets in securities rated A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the adviser to be of comparable quality, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality.

The Portfolio may sell a position when, in the adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.

86      Northwestern Mutual Series Fund, Inc. Prospectus

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

▪ Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

▪ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract is unwilling or unable to meet its financial obligations.

▪ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. The derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract.

▪ Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

▪ High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

▪ Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

▪ Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

▪ Issuer Risk – The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

▪ Leverage Risk – Certain transactions, such as when issued, delayed delivery or forward commitments transactions, or the use of derivative transactions, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged.

87      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

▪ Municipal Securities Risk – The value of municipal securities in which the Portfolio invests may be more sensitive to certain adverse conditions than other fixed income securities and the yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.

▪ Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

▪ Short Sale Risk – The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

▪ U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

▪ When Issued, Delayed Delivery and Forward Commitment Risk – When issued, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products

88      Northwestern Mutual Series Fund, Inc. Prospectus

with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Long-Term U.S. Government Bond Portfolio

%	%	%
Bloomberg Barclays® Long-Term U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Morningstar® US Insurance Fund Long Government Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Pacific Investment Management Company LLC (PIMCO)

Portfolio Managers: Stephen Rodosky, joined PIMCO in 2001 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since 2007.

Michael Cudzil, joined PIMCO in 2012 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since February 2016.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

89      Northwestern Mutual Series Fund, Inc. Prospectus

INFLATION PROTECTION PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%
Fee Waiver (1)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1)%

[(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation (as measured by the change in the Consumer Price Index over time), under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments, and may include those located in emerging markets. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed income securities that are not inflation-indexed. Such investments may include other

90      Northwestern Mutual Series Fund, Inc. Prospectus

investment grade debt securities, including collateralized mortgage obligations, mortgage-backed securities, including commercial mortgage-backed securities and agency mortgage-backed securities, and asset-backed securities, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments. Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) or, if unrated, determined by the Portfolio’s adviser to be of comparable quality.

Due to Internal Revenue Code provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity. Because the number of inflation-indexed debt securities issued by other entities is limited, at times the Portfolio may have a substantial position in non-inflation-indexed securities. To seek to reduce the impact of this limitation, the adviser may purchase (long) inflation swap agreements to manage or reduce the risk of the effects of inflation with respect to the Portfolio’s position in non-inflation-indexed securities.

The adviser is not limited to a specific weighted average maturity or duration range. However, the adviser monitors the Portfolio’s weighted average maturity and duration and seeks to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.

The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may hedge some or all of its foreign currency by utilizing foreign currency contracts and futures to seek to reduce the risk of loss due to fluctuations in the currency exchange rates. The Portfolio may also use futures to adjust overall interest rate exposure when the adviser deems it to be advantageous.

The Portfolio may sell a security for a variety of reasons, including its assessment of the security’s relative attractiveness in light of its evaluation of current economic conditions or the risk of inflation, or to manage the Portfolio’s maturity and credit quality standards.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective and there is no guarantee of inflation protection. The main risks of investing in this Portfolio are identified below.

▪ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

▪ Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

▪ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

▪ Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations. In addition, unlike debt instruments issued by the U.S. Treasury, inflation-linked bonds issued by corporations or foreign governments do not generally provide principal protection, and in a deflationary environment, such bonds may result in the loss of principal.

91      Northwestern Mutual Series Fund, Inc. Prospectus

▪ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, liquidity risks and the risk of missed opportunities in other investments.

▪ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged, and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

▪ Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation. To the extent that the Portfolio holds investments in non-inflation-linked debt securities, as noted above, that portion of the Portfolio will not be automatically protected from inflation.

▪ Interest Rate Risk – Prices of fixed income instruments, including inflation-indexed debt securities, generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

▪ Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.

▪ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

▪ Mortgage- and Asset-Backed Securities Risk – The Portfolio invests in collateralized mortgage obligations, mortgage-backed securities, including commercial mortgage-backed securities, and asset-backed securities. Mortgage-related and other asset-backed securities are subject to interest rate risk, credit risk and liquidity risk as well as additional risks including prepayment and extension risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

▪ Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s

92      Northwestern Mutual Series Fund, Inc. Prospectus

average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

▪ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

▪ U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Inflation Protection Portfolio

%	%	%
Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bond Funds Average (reflects deductions for fees and expenses)

%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Brian Howell, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1996 and has managed the Portfolio since 2008.

James E. Platz, CFA, Vice President and Portfolio Manager, has served American Century as a portfolio manager since 2003 and has managed the Portfolio since 2008.

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Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1991 and has managed the Portfolio since 2007.

Miguel Castillo, Portfolio Manager, has served American Century as a portfolio manager since 2014 and has managed the Portfolio since 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

94      Northwestern Mutual Series Fund, Inc. Prospectus

HIGH YIELD BOND PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve high current income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Total Annual Portfolio Operating Expenses	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. There is no minimal acceptable rating for a security to be purchased or held by the Portfolio. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities, including those of issuers located in emerging markets, consistent with its investment objective. Foreign securities held by the Portfolio consist primarily of U.S. dollar denominated securities but may also include non-U.S. dollar denominated securities.

The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio.

95      Northwestern Mutual Series Fund, Inc. Prospectus

The adviser selects securities that it believes have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The adviser’s securities selection process consists of a credit-intensive, fundamental analysis of the issuer. The adviser’s analysis focuses on the issuer’s financial condition, business and product strength, competitive position and management expertise. Further, the adviser considers current economic, financial market and industry factors, which may affect the issuer. The adviser does not limit the Portfolio’s investments to securities of a particular maturity range and does not target an average effective maturity or duration.

In addition, as part of its security selection process, among other factors, the adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Portfolio may invest. These determinations are integrated into the credit analysis process and may not be conclusive. This aspect of the security selection process does not automatically result in excluding or screening out sectors or specific issuers but may be used by the adviser to improve the Portfolio’s risk/reward characteristics and prospects for long-term out-performance.

The adviser strives to adhere to a strong sell discipline and generally effects a sale if it believes a security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes the adviser’s conclusion.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

◾ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

◾ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

◾ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged, and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

◾ High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.    In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.

◾ Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

◾ Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

◾ Liquidity Risk – High yield debt securities may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.

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◾ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

◾ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. In addition, the broader market exposure which results from the Index’s 2% issuer cap more closely aligns with the Portfolio’s investment objective and strategy. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

High Yield Bond Portfolio
%	%	%
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)
%	%	%

Lipper® Variable Insurance Products (VIP) High Yield Funds Average (reflects deductions for fees and expenses)
%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Federated Investment Management Company (Federated)

Portfolio Manager: Mark E. Durbiano, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has been with Federated since 1982 and has managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus

97      Northwestern Mutual Series Fund, Inc. Prospectus

MULTI-SECTOR BOND PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek maximum total return, consistent with prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee		%
Distribution and Service (12b-1) Fees	None
Other Expenses		%
Total Annual Portfolio Operating Expenses (1)		%
Fee Waiver (2)		%
Total Annual Portfolio Operating Expenses After Fee Waiver (2)		%

[(1) Restated to reflect current expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including the purchase or sale of credit default swaps, and interest rate swaps (to take a position on interest rates moving either up or down). The average portfolio duration of the Portfolio normally varies from three to eight years, based on the adviser’s forecast for interest rates. Duration is a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.

98      Northwestern Mutual Series Fund, Inc. Prospectus

The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the Portfolio’s adviser to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Portfolio may invest in illiquid securities. The Portfolio may also invest up to 10% of its net assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements including the purchase or sale of credit defaults swaps, and interest rate swaps (to take a position on interest rates moving either up or down), in municipal bonds, contingent convertible securities, or in mortgage- or asset-backed securities, subject to the Portfolio’s objective and policies. The Portfolio may utilize currency forwards to manage or hedge currency exposure. The Portfolio may invest in mortgage- or asset-backed securities which are non-investment grade. Mortgage-backed securities may include residential and commercial mortgage-backed securities issued by a Federal agency and private label residential and commercial mortgage-backed securities. The adviser may invest in derivatives at any time it deems appropriate, generally when relative value and liquidity conditions make these investments more attractive relative to cash bonds.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. A short sale involves the sale of a security that is borrowed from a broker or other institution, and which must be purchased in the market at a later date and returned to the lender. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest up to 10% of its net assets in fixed- and floating-rate loans, including senior loans, and such investments may be in the form of loan participations and assignments.

The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from a decrease in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

In selecting securities for a Portfolio, the adviser develops an outlook for interest rates, foreign currency exchange rates and the economy, analyzes credit and call risks, which involves both macro and fundamental analysis. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the adviser’s outlook for the U.S. and foreign economies, the financial markets and other factors.

The adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The adviser identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, the adviser will shift assets among sectors depending upon changes in relative valuations and credit spreads.

The Portfolio may sell a position when, in the adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.

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PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

◾ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

◾ Contingent Convertible Securities Risk – Investing in convertible contingent securities may subject the Portfolio to the risk of the occurrence of a triggering event which, depending on the underlying circumstances, may result in the issuer converting the security to an equity interest or writing down the principal value of such securities (either partially or in full). In addition, coupons associated with contingent convertible securities are typically fully discretionary, and coupon payments can be deferred or cancelled by the issuer without causing an event of default.

◾ Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

◾ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

◾ Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

◾ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract.

◾ Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

◾ Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

◾ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller

100      Northwestern Mutual Series Fund, Inc. Prospectus

markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Investments in emerging markets impose risks different from, and greater than, investments in developed markets. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

◾ High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

◾ High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.

◾ Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

◾ Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

◾ Issuer Risk – The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

◾ Leverage Risk – Certain transactions, such as when issued, delayed delivery or forward commitments transactions, or derivative transactions, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged.

◾ Loan Risk – The risks associated with investing in fixed- and floating-rate loans, including senior loans, through loan participations and assignments or otherwise, can include credit risk, interest rate risk, liquidity risk, call risk, settlement risk, and risks associated with being a lender. With respect to senior loans, there may also be heightened credit risk to the extent such loans are below investment grade and made to less creditworthy companies.

◾ Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.

◾ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

◾ Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk. Privately-issued mortgage-backed securities carry a heightened risk of nonpayment because there are no direct or indirect government or agency guarantees of payments. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. Investments in mortgage-related and other asset-backed securities that are non-investment grade may have heightened liquidity risk.

101      Northwestern Mutual Series Fund, Inc. Prospectus

◾ Municipal Securities Risk – The value of municipal securities in which the Portfolio invests may be more sensitive to certain adverse conditions than other fixed income securities and the yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.

◾ Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

◾ Short Sale Risk – The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

◾ Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

◾ U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

◾ When Issued, Delayed Delivery and Forward Commitment Risk – When issued, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment expense.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an equally weighted blend of certain indices of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

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Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs
Multi-Sector Bond Portfolio
%	%	%
Bloomberg Barclays® Global Credit Hedged USD Index (reflects no deduction for fees, expenses or taxes)
%	%	%

33 1/3% each of the following three indices: Bloomberg Barclays® Global Aggregate – Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; and JPMorgan® EMBI Global

(reflects no deduction for fees, expenses or taxes)

%	%	%
Morningstar® US Insurance Fund Multisector Bond Average(reflects deductions for fees and expenses)
%	%	%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Pacific Investment Management Company LLC (PIMCO)

Portfolio Managers: Eve Tournier, Managing Director of PIMCO, joined PIMCO in 2008 and has managed the Portfolio since 2010.

Daniel J. Ivascyn, Group Chief Investment Officer and Managing Director of PIMCO, joined PIMCO in 1998 and has managed the Portfolio since May 2016.

Alfred T. Murata, Managing Director of PIMCO, joined PIMCO in 2001 and has managed the Portfolio since May 2016.

Sonali Pier, Executive Vice President of PIMCO, joined PIMCO in 2013 and has managed the Portfolio since May 2018.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

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BALANCED PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Acquired Fund Fees and Expenses	%
Total Annual Portfolio Operating Expenses (1)%
Fee Waiver (2)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1), (2)%

[(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

104      Northwestern Mutual Series Fund, Inc. Prospectus

PRINCIPAL INVESTMENT STRATEGIES

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Exposure	Fixed Income or Debt Exposure	Cash Equivalents
35 – 55%	40 – 60%	0 – 20%

These benchmarks are not minimum and maximum limits and the adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying Portfolios, the adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. With respect to fixed income Underlying Portfolios, the adviser considers their focus on investment grade or non-investment grade securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration (that is, a measure of the sensitivity of a portfolio’s fixed income securities to changes in interest rates) and maturity of the Underlying Portfolio, and other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.

In connection with the allocation process, the Portfolio may invest more than 25% of its assets in one Underlying Portfolio, except that no more than 20% of the Portfolio’s assets will be allocated to the High Yield Bond Portfolio. The Portfolio may invest up to 25% of its assets in international Underlying Portfolios. The Portfolio may have exposure to high yield debt securities (so called “junk bonds”) and foreign investments in excess of these limits from time to time through its investment in other Underlying Portfolios.

Through its investments in the equity and international Underlying Portfolios, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.

The cash equivalent portion of the Portfolio may include, but is not limited to, investments in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage- and asset-backed securities, as well as commercial paper, banker’s acceptances, certificates of deposit and time deposits.

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When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize futures and exchange-traded funds (“ETFs”) and, to a lesser extent, options, forwards and swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) to gain additional exposure to certain markets, sectors or regions, as alternatives to investments in Underlying Portfolios, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. The ETFs in which the Portfolio may invest are not portfolios of Northwestern Mutual Series Fund, Inc.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities, but who also want the income potential of bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both. The main risks of investing in this Portfolio are identified below.

◾ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

◾ Affiliated Portfolio Risk – In managing the Portfolio, the adviser has the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.

◾ Asset Allocation Risk – This Portfolio allocates its investments between stock, bond and money market sectors, certain securities and among Underlying Portfolios, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

◾ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio is unwilling or unable to meet its financial obligations.

◾ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks.

◾ Equity Securities Risk – The value of equity securities held through the Underlying Portfolios, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

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◾ Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.

◾ Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios and ETFs, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

◾ Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios. Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio. Changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ expenses.

◾ Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio.

◾ High Yield Debt Risk – High yield debt securities (so called “junk bonds”) to which the Portfolio has exposure have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.

◾ Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the fixed income investments to which the Portfolio has exposure is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. The Portfolio’s exposure to fixed income instruments and Underlying Portfolios with a longer average portfolio duration will be more sensitive to changes in interest rates than those with a shorter average duration.

◾ Investment Style Risk – The Portfolio is subject to risks associated with an Underlying Portfolio’s particular style of investing, such as growth or value or a combination of both, and may underperform with respect to its allocation to the Underlying Portfolio when the market does not favor that particular investment style. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

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◾ Large Cap Company Risk – Exposure to investments in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

◾ Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.

◾ Liquidity Risk – Particular investments, such as small and micro cap stocks, fixed income securities, foreign securities, in particular emerging markets securities, and derivatives to which the Portfolio has exposure, can be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

◾ Market Risk – The risk that the market price of securities owned by the Portfolio or an Underlying Portfolio in which the Portfolio invests may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

◾ Micro Cap Company Risk – Exposure to investments in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

◾ Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

◾ Sector Concentration Risk – To the extent the Portfolio invests in Underlying Portfolios with a relatively high percentage of assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio invests in Underlying Portfolios that are underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

◾ Small and Mid Cap Company Risk – Exposure to investments in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

◾ U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

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PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance for both equity and fixed income securities, the returns of a composite of indices of securities with characteristics similar to those the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ %	Worst Qtr: – ‘ %

Average Annual Total Return

(for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs

Balanced Portfolio
—%	—%	—%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)
—%	—%	—%
Bloomberg Barclays® U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)
—%	—%	—%

Balanced Portfolio Blended Composite Benchmark: Russell 1000® Index (26%), Russell MidCap Index (9%), Russell 2000 Index (3%), MSCI® EAFE Index (9%), MSCI® Emerging Markets Index (2%), Bloomberg Barclays® U.S. Aggregate Bond Index (41%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (4%).

(reflects no deduction for fees, expenses or taxes)

—%	—%	—%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average (reflects deductions for fees and expenses)
—%	—%	—%
Morningstar® US Insurance Fund Allocation – 30% to 50% Equity Average (reflects deductions for fees and expenses)
—%	—%	—%

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PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Manager: Daniel J. Meehan, CFA, manages the allocation of the Portfolio’s assets among the asset classes and among the Underlying Portfolios. He is a Vice President of MSA, joined MSA in 2004 and has managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

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ASSET ALLOCATION PORTFOLIO – SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%
Distribution and Service (12b-1) Fees	None
Other Expenses
Acquired Fund Fees and Expenses	%
Total Annual Portfolio Operating Expenses (1)%
Fee Waiver (2)%
Total Annual Portfolio Operating Expenses After Fee Waiver (1), (2)%

[(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2020.]
Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was —% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Exposure	Fixed Income or Debt Exposure	Cash Equivalents
55 – 75%	25 – 45%	0 – 15%

These benchmarks are not minimum and maximum limits and the adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying Portfolios, the adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. With respect to fixed income Underlying Portfolios, the adviser considers their focus on investment grade or non-investment grade securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration (that is, a measure of the sensitivity of a portfolio’s fixed income securities to changes in interest rates) and maturity of the Underlying Portfolio, and other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.

In connection with the allocation process, the Portfolio may invest more than 25% of its assets in one Underlying Portfolio, except that no more than 20% of the Portfolio’s assets will be allocated to the High Yield Bond Portfolio. The Portfolio may invest up to 30% of its assets in international Underlying Portfolios. The Portfolio may have exposure to high yield debt securities (so called “junk bonds”) and foreign investments in excess of these limits from time to time through its investments in other Underlying Portfolios.

Through its investments in the equity Underlying Portfolios, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.

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The cash equivalent portion of the Portfolio may include, but is not limited to, investments in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage- and asset-backed securities, as well as commercial paper, banker’s acceptance, certificates of deposit and time deposits.

When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize futures and exchange-traded funds (“ETFs”) and, to a lesser extent, options, forwards and swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) to gain additional exposure to certain markets, sectors or regions as alternatives to investments in Underlying Portfolios, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. The ETFs in which the Portfolio may invest are not portfolios of Northwestern Mutual Series Fund, Inc.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities with a smaller allocation to bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both. The main risks of investing in this Portfolio are identified below.

◾ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform or lose money.

◾ Affiliated Portfolio Risk – In managing the Portfolio, the adviser has the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolio or vice versa.

◾ Asset Allocation Risk – This Portfolio allocates its investments between stock, bond and money market sectors, certain securities, and among Underlying Portfolios, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

◾ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio is unwilling or unable to meet its financial obligations.

◾ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks.

◾ Equity Securities Risk – The value of equity securities held through the Underlying Portfolios, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

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◾ Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.

◾ Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios and ETFs, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

◾ Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios. Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio. Changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ expenses.

◾ Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio.

◾ High Yield Debt Risk – High yield debt securities (so called “junk bonds”) to which the Portfolio has exposure have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.

◾ Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the fixed income investments to which the Portfolio has exposure is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. The Portfolio’s exposure to fixed income instruments and Underlying Portfolios with a longer average portfolio duration will be more sensitive to changes in interest rates than those with a shorter average duration.

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◾ Investment Style Risk – The Portfolio is subject to risks associated with an Underlying Portfolio’s particular style of investing, such as growth or value or a combination of both, and may underperform with respect to its allocation to the Underlying Portfolio when the market does not favor that particular investment style. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

◾ Large Cap Company Risk – Exposure to investments in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

◾ Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.

◾ Liquidity Risk – Particular investments, such as small and micro cap stocks, fixed income securities, foreign securities, in particular emerging markets securities, and derivatives to which the Portfolio has exposure, can be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

◾ Market Risk – The risk that the market price of securities owned by the Portfolio or an Underlying Portfolio in which the Portfolio invests may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

◾ Micro Cap Company Risk – Exposure to investments in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

◾ Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

◾ Sector Concentration Risk – To the extent the Portfolio invests in Underlying Portfolios with a relatively high percentage of assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio invests in Underlying Portfolios that are underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

◾ Small and Mid Cap Company Risk – Exposure to investments in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

◾ U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

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PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance for both equity and fixed income securities, the returns of a composite of indices of securities with characteristics similar to those the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: – ‘ % Worst Qtr: – ‘ %

Average Annual Total Return (for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs
Asset Allocation Portfolio

%	%	%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)

%	%	%
Bloomberg Barclays® U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)

%	%	%

Asset Allocation Blended Composite Benchmark: Russell 1000® Index (33%), Russell MidCap Index (11%), Russell 2000 Index (5%), MSCI® EAFE Index (13%), MSCI® Emerging Markets Index (3%), Bloomberg Barclays® U.S. Aggregate Bond Index (24%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (3%).

(reflects no deduction for fees, expenses or taxes)

%	%	%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average (reflects deductions for fees and expenses)

%	%	%
Morningstar® US Insurance Fund Allocation – 50% to 70% Equity Average (reflects deductions for fees and expenses)

%	%	%

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PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Manager: Daniel J. Meehan, CFA, manages the allocation of the Portfolio’s assets among the asset classes and among the Underlying Portfolios. He is a Vice President of MSA, joined MSA in 2004 and has managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 118 of the Northwestern Mutual Series Fund, Inc. Prospectus.

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SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS

Tax Information: Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

Compensation to Broker-Dealers and Other Financial Intermediaries: Neither the Portfolios nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

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INTRODUCTION

Northwestern Mutual Series Fund, Inc. (the “Fund”) is a mutual fund that offers its shares in separate investment portfolios, each of which is listed on the cover of this Prospectus (each, a “Portfolio” and collectively the “Portfolios”) and in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. Shares of the Portfolios are offered and sold only for funding variable annuity contracts (“Annuity Contracts”) and variable life insurance policies (“Life Insurance Policies”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The terms of the Annuity Contracts and Life Insurance Policies are described in separate offering documents for those products.

Mason Street Advisors, LLC (“Mason Street Advisors” or the “Adviser”) is the investment adviser for each Portfolio. To assist in managing certain Portfolios, Mason Street Advisors has retained certain sub-advisers (each, a “Sub-Adviser” or, with respect to those Portfolios for which it provides services, an “Adviser” and collectively, the “Sub-Advisers”). Pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure, each such Sub-Adviser may be replaced without the approval of shareholders. Information about the Adviser and each Sub-Adviser can be found in the “INVESTMENT ADVISER AND SUB-ADVISERS” section of this Prospectus.

Each Portfolio has its own investment objective and strategies for achieving that objective. Before investing, make sure the Portfolio’s objective matches your own. You can find a summary of each Portfolio’s investment objective, fees and expenses, principal investment strategies, principal risks, performance, and other important information under the “PORTFOLIO SUMMARIES” section of this Prospectus. For additional information about the Portfolios’ investment strategies and risks, please refer to the “MORE ABOUT INVESTMENT STRATEGIES AND RISKS” section of this Prospectus.

This Prospectus contains important information you should review before investing in a Portfolio. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

General Information

This section contains additional information about the principal investment strategies of the Portfolios and associated risks described in the “PORTFOLIO SUMMARIES” section of this Prospectus. It also describes other investment strategies that may be used by the Portfolios from time to time, as well as the associated risks. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. The Fund’s Statement of Additional Information contains more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Investment Objectives. The table below lists the investment objective(s) of each Portfolio. The investment objective(s) of each of the Portfolios is non-fundamental, which means that it may be changed by the Fund’s Board of Directors without shareholder approval. Unless otherwise stated, all investment policies of the Portfolios may be changed by the Board of Directors without shareholder approval.

Portfolio	Objective	Portfolio	Objective
Growth Stock	Long-term growth of capital. Current income is a secondary objective.	International Growth	Long-term growth of capital.
Focused Appreciation	Long-term growth of capital.	Research International Core	To seek capital appreciation.
Large Cap Core Stock	Long-term growth of capital and income.	International Equity	Long-term growth of capital. Any income realized will be incidental.

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Portfolio	Objective	Portfolio	Objective
Large Cap Blend	Long-term growth of capital and income.	Emerging Markets Equity	To seek capital appreciation.
Index 500 Stock	To approximate the performance of the S&P 500® Composite Stock Price Index.	Government Money Market	Maximum current income to the extent consistent with liquidity and stability of capital.
Large Company Value	Long-term capital growth. Income is a secondary objective.	Short-Term Bond	To seek as high a level of current income as is consistent with prudent investment risk.
Domestic Equity	Long-term growth of capital and income.	Select Bond	To seek as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ equity.
Equity Income	Long-term growth of capital and income.	Long-Term U.S. Government Bond	To seek maximum total return, consistent with preservation of capital and prudent investment management.
Mid Cap Growth Stock	Long-term growth of capital.	Inflation Protection	To pursue total return using a strategy that seeks to protect against U.S. inflation.
Index 400 Stock	To approximate the performance of the S&P® MidCap 400 Stock Price Index.	High Yield Bond	To achieve high current income and capital appreciation.
Mid Cap Value	Long-term capital growth. Current income is secondary objective.	Multi-Sector Bond	To seek maximum total return, consistent with prudent investment management.
Small Cap Growth Stock	Long-term growth of capital.	Balanced	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.
Index 600 Stock	To approximate the performance of the S&P® SmallCap 600 Index.	Asset Allocation	To realize as high a level of total return as is consistent with prudent investment risk.
Small Cap Value	Long-term growth of capital.

Investment Policies. Pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each Portfolio (except the Focused Appreciation, Research International Core, Inflation Protection, Balanced, and Asset Allocation Portfolios) has adopted a non-fundamental investment policy to invest under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, in one or more particular types of securities suggested by its name. The Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios each expects to invest all, or substantially all, of its assets in stocks that make up the applicable index.

In addition, effective May 1, 2016, and in connection with its conversion to a “government money market fund” under Rule 2a-7 of the 1940 Act, the Government Money Market Portfolio (formerly, the “Money Market Portfolio”) added the term “government” to its name and pursuant to Rule 35d-1 adopted a non-fundamental investment policy to invest under normal circumstances at least 80% of its net assets in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. As a “government money market fund” under Rule 2a-7, the Government Money Market Portfolio must also meet a separate requirement to invest at least 99.5% of its total assets in cash, obligations issued or guaranteed as to principal and interest by the U.S.

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government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. Although the 99.5% requirement under Rule 2a-7 and the 80% policy under Rule 35d-1 are similar, the 99.5% requirement permits a broader range of investments than just government securities (i.e., it includes cash).

Each such Portfolio will provide notice to its shareholders at least 60 days prior to any change to its 80% investment policy.

Determining Portfolio Investment Limitations. Except for a Portfolio’s policies with respect to investments in illiquid securities and borrowing, the asset and security percentage limitations included in these policies and elsewhere in this Prospectus and the Statement of Additional Information apply at the time of purchase of a security and, unless otherwise stated, asset percentage limitations apply to the Portfolio’s net (not total) assets as calculated by the Portfolio for determining its net asset value per share. Maximum percentage limitations shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio.

With a change in the rating of a debt security, the Adviser will review the security’s fundamentals and determine whether it continues to be an appropriate investment for the applicable Portfolio. Except as indicated in a Portfolio’s investment strategy, a downgrade in a security’s credit quality rating is not an automatic signal to sell that security.

Market Capitalizations. The average market capitalization of a particular index, the companies that compose the index and the individual sizes of those companies may change over time. For the Portfolios that pursue an investment strategy that involves investments in companies within a range of market capitalizations or in companies the capitalizations of which do not exceed the maximum capitalization of a particular index, market capitalization is generally based on a company’s market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets the market capitalization as defined by a Portfolio’s strategy after the Portfolio’s investment, are considered to continue to meet the definition for purposes of any maximum percentage limitation applicable to the Portfolio’s investments that is defined in terms of capitalization.

Investing Risk, In General. As with any investment, an investment in a Portfolio has risks. Portfolio shares will rise and fall in value and there is a risk that you could lose money by investing in a Portfolio. Your investment in a Portfolio is not a deposit with a bank and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Your investment in Portfolio shares, which represents an indirect investment in the securities owned by the Portfolio, is subject to market risk. The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company. The value of a security may also decline due to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. However, the value of fixed income securities may also be significantly affected by market events such as changes in interest rates, and will likely decline in a rising interest rate environment. At any point in time, your Portfolio shares may be worth less than what you invested, even after taking into account the reinvestment of dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Special Market Events. International markets and global economies have experienced bouts of volatility,

instability and uncertainty in recent years. Foreign governments and certain foreign central banks have taken steps to stimulate their economies by injecting liquidity into the capital markets while others have imposed austerity measures to address government spending and debt levels. European financial markets in particular experienced, and may continue to experience, challenges. These risks may be heightened due to the United Kingdom’s recent departure from the European Union, commonly known as “Brexit”. See “Foreign Securities – Special European Financial Markets and “Brexit” Risk,” below.

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The global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. The Fund cannot predict the effects of geopolitical events in the future on the U.S. and other economies, the securities markets, or the Portfolios.

In addition to the increased turbulence in financial markets described above, the reduced liquidity in credit and fixed income markets negatively affected and may continue to negatively affect many issuers worldwide. Illiquidity in these markets may mean that there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events, and the potential for continued market turbulence, may have an adverse effect on each Portfolio.

In recent years, the Federal Reserve Board (the “Fed”) conducted a bond-buying program of U.S. Treasury and agency mortgage-backed securities, adopting a policy known as “quantitative easing” in an effort to keep long-term interest rates low and stimulate the U.S. economy. The Fed ended its quantitative easing policy in 2014, and this was followed by upward adjustments in the U.S. federal funds rate during 2016 – 2018. In October 2017, the Fed initiated a “Balance Sheet Normalization Program” pursuant to which the Fed gradually scaled back its reinvestment of proceeds from maturing Treasury securities and principal payments from agency securities.

In January 2019, the Fed issued a “Statement Regarding Monetary Policy Implementation and Balance Sheet Normalization,” providing additional guidance with respect to the implementation of its monetary policy over the longer-term. The Fed’s Statement conveyed that it intends to implement its monetary policy in a regime in which an ample supply of reserves ensures that control over the level of the federal funds rate and other short-term interest rates is exercised primarily through the Fed’s administered rates, and in which active management of the supply of reserves is not required. The Fed underlined that it continues to view changes in the federal funds rate as its primary means of adjusting the stance of monetary policy, but also indicated that it would utilize its full range of tools to respond to future economic conditions, including altering the size and composition of its balance sheet, if future conditions were to warrant a more accommodative monetary policy than can be achieved solely by reducing the federal funds rate. In March 2019, the Fed signaled that it intended to slow the pace of the reduction in reserves in order to ensure a smooth transition to the longer-run level of reserves consistent with efficient and effective monetary policy implementation. The Fed announced in July 2019 that it intended to cease the runoff of holdings in its securities portfolio, advising that beginning in August 2019, principal payments received from agency debt and agency MBS up to $20 billion per month would be reinvested in Treasury securities and principal payments in excess of $20 billion per month would continue to be invested in agency MBS. In October 2019, the Fed released a statement reaffirming its intention to abide by the January 2019 Statement Regarding Monetary Policy Implementation and Balance Sheet Normalization, and indicating that it approved the purchase of Treasury bills and the conduct of term and overnight repurchase agreement operations to ensure that the supply of reserves is ample and remains at or above levels that prevailed in September 2019.

While the Fed had adopted a gradual pace to raising interest rates over the course of 2018, the Fed pivoted on the direction of its monetary policy and lowered the target range for the federal funds rate three times during 2019, in increments of 25bp adjustments occurring in July, September and October. By year-end the target range interest rate was at 1.5 – 1.75%. During 2019, the Fed consistently stated that the lowering of the interest rate target range would promote sustained economic activity, strong labor market conditions, and the Fed’s objective of 2% symmetric inflation.

In assessing interest rate levels, the Fed has articulated that it will review economic conditions relative to its maximum employment objective and its symmetric 2% inflation objective and will take into account a wide range of information, including a review of labor market conditions, indicators of inflation pressures and readings on financial and international developments.

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The impacts of the Fed’s current approach to setting interest rates and the implementation of its Balance Sheet Normalization Program are uncertain, although changes in interest rates and increases to inflation may contribute to price volatility and may have an adverse effect on the Portfolios.

Information on Standard & Poor’s. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “S&P® Mid Cap 400 Index”, “Standard & Poor’s Mid Cap 400 Index”, “Standard & Poor’s 500”, “S&P® SmallCap 600” and “Standard & Poor’s Small Cap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. Neither the Fund nor any Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund or a Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

More About Principal Investment Strategies and Risks

The following section contains additional information about the principal investment strategies used by the Portfolios and the principal risks associated with these investment strategies. Principal investment strategies, which are presented in alphabetical order, are identified by an underlined paragraph header. Within each strategy section, principal risks are identified by italicized paragraph headers. Although one or more Portfolios may pursue the strategies discussed below as principal strategies (as noted throughout this section), each other Portfolio has the authority to invest in the types of securities and employ the strategies described below as non-principal strategies, unless otherwise noted.

Active Management. All Portfolios (other than index portfolios) are actively managed by their Adviser or Sub-Adviser. The performance of a Portfolio that is actively managed will reflect in part the ability of its manager(s) to make investment decisions that are suited to achieving the Portfolio’s investment objective.

Active Management Risk. If the Portfolio manager’s investment strategies do not perform as expected, the Portfolio could underperform other mutual funds with similar investment objectives or lose money.

Active and Frequent Trading. Active management of a Portfolio may also result in active trading of Portfolio securities. The Select Bond, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios may use active and frequent trading as a principal strategy to pursue their respective investment objectives.

Risks of Active and Frequent Trading. Active and frequent trading can increase the portfolio turnover rate and may lead to higher brokerage commissions and other transaction costs. A higher portfolio turnover rate may have a greater adverse affect on the Portfolio’s performance. Portfolio turnover rates may vary from year to year.

ADRs. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) and other similar depositary receipts. The Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Large Company Value, Equity Income, Mid Cap Growth Stock, Mid Cap Value, Small Cap Growth Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Equity Portfolios may invest in ADRs as a principal investment strategy. ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are considered foreign securities for purposes of limitations stated herein regarding foreign securities except as specifically noted.

ADR Risk. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. See “Risks of Foreign Investing” below. The financial institution may charge fees for forwarding dividends and interest and for other services. The Portfolios are also exposed to the credit risk of the financial institution holding the ADRs.

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Asset Allocation Strategy. As a principal investment strategy, the Balanced Portfolio and the Asset Allocation Portfolio allocate their investments between the stock, bond and money market sectors, and among various segments of markets, based upon judgments made by the portfolio manager. No other Portfolio employs an asset allocation strategy, either as a principal investment strategy, or a non-principal investment strategy.

Asset Allocation Risk. A Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Contingent Convertible Instruments. The Multi-Sector Bond Portfolio may invest in contingent convertible securities as a principal investment strategy. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that may be either converted into equity or have their principal written down upon the occurrence of certain “triggers.” Such triggers are generally linked to the inability of the issuing institution to maintain applicable regulatory capital thresholds or to the discretionary action on the part of the issuer’s regulator based upon the regulator’s assessment of the issuer’s ongoing financial viability. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

Economic Risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Such deferral or cancellation of the coupons will not cause an event of default. In addition, CoCos often contain both regulatory call and tax call provisions which grant the issuer the right to repurchase the securities under certain conditions, typically tied to negative financial impacts caused by a changing regulatory or tax environment.

Derivatives. The Index 500 Stock, Large Company Value, Index 400 Stock, Mid Cap Value, Index 600 Stock, Short-Term Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced, and Asset Allocation Portfolios may use derivative instruments as described in their respective summary section. The other Portfolios may, but are not required to, use derivative instruments individually or in combination to seek to protect its assets, implement a tax or cash management strategy, gain or manage exposures, adjust duration or as part of its investment strategies to seek to enhance returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indices. Examples of derivative instruments include options contracts, futures contracts, forward contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return equity, total return fixed income, inflation, and credit default swaps). Each Portfolio may invest in derivative instruments, subject to the Portfolio’s objective and policies. For purposes of determining whether a Portfolio has invested at least 80% of its net assets (plus any borrowing for investment purposes) in a particular type of security, the Portfolio may include a derivative instrument in the 80% base to the extent it has economic characteristics similar to the securities included in the base. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES – Derivative Instruments” in the Statement of Additional Information.

Risks of Derivatives. A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES – Derivative Instruments” section of the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to derivative instruments that may be used by the Portfolios.

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Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivative instruments used by a Portfolio may experience losses because the investment techniques and risk analyses applied did not produce the desired results.

Correlation Risk. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. This may also be referred to as basis risk. For example, changes in the value of a hedging instrument may not match those of the investment being hedged.

Counterparty Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (i.e., a counterparty or clearinghouse) to make required payments or otherwise comply with the contract’s terms. This risk is partially mitigated if collateral or margin has been posted and is held against the position.

Credit Risk. A derivative instrument may involve credit risk and the value of a Portfolio’s derivative instrument may be negatively affected to the extent that the issuer of an underlying asset will be unable to make principal and interest payments when due or otherwise honor its obligations. Underlying assets are subject to varying degrees of credit risk. The extent to which a derivative instrument involves credit risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.

Interest Rate Risk. When interest rates change, the value of a Portfolio’s derivatives instruments may be negatively affected to the extent the derivative instrument or its underlying asset, reference rate or index are sensitive to changes in market interest rates. The extent to which a derivative instrument involves interest rate risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

Leverage Risk. Because derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. In addition, certain market conditions, such as those present in a zero interest rate environment or during periods of extreme volatility, which have recently occurred, may make the use of certain derivatives financially unattractive or impractical. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest due to market events unanticipated by the Adviser or a Sub-Adviser. If the Adviser or Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other

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economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Bilateral derivatives contracts are privately negotiated directly with the counterparty, while exchange-traded derivatives are traded via an exchange. Different counterparties often use different valuation techniques for determining the value of a derivative, and while the portfolio reconciliation process can help to highlight differences in valuation, there is little guidance from regulators on how such discrepancies should be resolved. Additionally, a common provision in privately negotiated derivative contracts permits the counterparty to the contract to terminate the derivative contract, if the value of a Portfolio’s total net assets declines by a specified amount over a specific time period. The decline of a Portfolio’s total net assets (which usually must be significant) could be caused by shareholder redemptions and/or a decrease in market value of its securities. The termination of the derivative contract in such an instance may adversely affect the Portfolio by increasing losses and/or costs and/or preventing the Portfolio from fully implementing its investment strategies. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Furthermore, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Portfolio’s derivative transactions and cause such Portfolio to lose value.

Diversification. The Focused Appreciation Portfolio is classified as a non-diversified investment company as defined under the Investment Company Act of 1940.

Non-Diversification Risk. A non-diversified Portfolio may hold a relatively large percentage of its assets in a single issuer or small number of issuers. As a result, its performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Equity Securities. The equity portion of each Portfolio designed to invest primarily in equity securities (Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity, and Emerging Markets Equity Portfolios, each, an “Equity Portfolio”) and the equity portions of the Balanced and Asset Allocation Portfolios through their investment in one or more Equity Portfolios in pursuit of their fund-of-funds strategy may include common stocks and preferred stocks and (other than the Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios), rights, warrants, and securities convertible into common or preferred stocks. Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue equity securities comparable to common or preferred stock. Equity securities may also include interests in real estate investment trusts, or REITs. See “Real Estate Investment Trusts (REITs)”, below. To a lesser degree, each of the Portfolios designed to invest primarily in fixed income securities (Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, High Yield Bond, and Multi-Sector Bond Portfolios, each, a “Fixed Income Portfolio”) may invest in common and preferred stocks and other types of equity securities.

Risks of Equity Securities, Generally. Equity securities represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the

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Portfolio is invested in declines or if overall market and economic conditions deteriorate. An issuer of a security purchased by a Portfolio may perform poorly, and, therefore, the value of its common stocks and preferred stocks may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Risks of Preferred Stocks. Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.

Risks of Large Cap Companies. Even Portfolios that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Risks of Small and Mid Cap Companies. Each Portfolio may invest to varying degrees in small and mid cap stocks, subject to the Portfolio’s objectives and policies. Small and mid cap companies may have more growth potential and may be able to react to market conditions more quickly; however, small and mid cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations. Small and mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for small and mid cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a small or mid cap stock, especially during periods of market volatility.

Risks of Micro Cap Companies. Each Portfolio may invest in varying degrees in micro cap stocks, subject to the Portfolio’s objectives and policies. The Small Cap Growth Stock, Small Cap Value and Emerging Markets Equity Portfolios may invest in micro cap companies as a principal investment strategy. Micro cap companies may have more growth potential and may be able to react to market place conditions more quickly, however, investing in micro cap stocks may involve greater risks than investing in stocks of companies with larger capitalizations. Micro cap companies often have a more limited track record, narrower markets for their products and services and more limited managerial and financial resources and face a greater risk of business failure. For these reasons, the prices of micro cap securities are typically more volatile and their markets less liquid than small, mid-and large cap stocks.

Risks of Rights and Warrants. Investments in rights and warrants may be more volatile than the underlying common stock and may cause the Portfolio increased risk of loss if the rights or warrants cannot be exercised prudently by the expiration date or if the rights and warrants lack a liquid secondary market for resale.

Risks of When Issued Securities. When issued securities involve risk that the security the Portfolio buys may lose value prior to its delivery or may not be issued causing the Portfolio to incur a loss. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Please see “When Issued, Delayed Delivery and Forward Commitment Transactions” below, which describes additional information about such transactions.

Risks of Dividend-Paying Stocks. The Equity Income Portfolio focuses on large capitalization stocks with a strong record of paying dividends, and other Portfolios that invest in equity securities may hold dividend-paying stocks as well. Dividend-paying stocks, and Portfolios that invest in them, may underperform similar funds that invest without consideration of a

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company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Currently, interest rates are near historically low levels.

Risks of Convertible Securities. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Fixed Income Securities. Each of the Fixed Income Portfolios may invest in all types of debt investments, including:

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities;
•	obligations of the U.S. government, its agencies and instrumentalities, including government sponsored enterprises (see “U.S. Government Securities”, below);
•	obligations of international agencies or supranational entities;
•	pass-through securities (including mortgage- and asset-backed securities);
•	loan participations and assignments, and dollar roll transactions;
•	indexed/structured securities (including hybrid securities, event linked bonds and trust certificates, and loan participations);
•	inflation-indexed bonds issued by both governments and corporations;
•	delayed funding loans and revolving credit facilities;
•	debt securities issued by states or local governments and their agencies, authorities, subdivisions and other government sponsored enterprises, including Build America Bonds (“municipal securities”);
•	obligations of non-U.S. governments or their subdivisions, agencies and government sponsored entities;
•	money market instruments, such as commercial paper, time deposits, bankers’ acceptances, repurchase agreements and reverse repurchase agreements;
•	reverse convertible notes;
•	zero coupon, pay-in-kind, step, strip, or tender option bonds; and
•	Rule 144A securities.

The Equity Portfolios may invest in debt securities as a non-principal strategy consistent with the Portfolio’s investment objective and strategy.

Investments in fixed income securities involve risks different from investments in equity securities. The primary risks associated with an investment in fixed income securities are as follows:

Interest Rate Risk. When interest rates change, the value of a Portfolio’s investments may be affected because prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of fixed income investments fall. Changes in interest rates can be sharp and the effect on the value of fixed income investments can be significant. Any change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. See “Investing Risk, In General – Special Market Events”, above, for more information about the Federal Reserve Bank’s recent statements on monetary policy. A significant rise in interest rates over a short period of time could cause significant losses in the market value of a Portfolio’s fixed income investments. Duration is a measure of the sensitivity of the price of a Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

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Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unwilling or unable to make timely principal and/or interest payments, or to otherwise honor its obligations. In times of extreme economic turmoil or in an extended economic downturn, the risk of default may increase. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Credit ratings are essentially opinions of credit rating agencies as to the credit quality of the issuer; the lower the credit rating, the greater the credit risk. A lower credit rating may lead to a decline in the value of a fixed income security because investors may demand a higher rate of interest to compensate for the perceived increased credit risk of the issuer. Credit ratings, however, may prove to be inaccurate. In determining the credit quality of a fixed income security for the Portfolios’ investment strategies, the Fund primarily considers the credit ratings assigned to the security by Standard & Poor’s Ratings Service (“S&P”), Moody’s Investors Service, Inc. (“Moody’s) and Fitch Ratings (“Fitch”). Except as otherwise stated in a Portfolio’s summary section, the Fund considers a fixed income security to be investment grade if the security is rated investment grade by at least two of the three credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and a security to be non-investment grade (sometimes referred to as “high yield” or “junk”) if the security is rated below investment grade by at least two of the three credit ratings agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch). If a security is rated by only two of the three credit ratings agencies, then the Fund assigns the security with the lower of the two ratings. If only one of the three credit ratings agencies rates a security, then the Fund assigns the security that agency’s rating. And if a security is unrated, then the Fund considers the security to be investment grade or non-investment grade if determined by the Portfolio’s Adviser or Sub-Adviser to be of comparable quality.

Call or Prepayment Risk. Call or Prepayment Risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser or Sub-Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Portfolio.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Market Developments. As noted above, under Investing Risk, In General – “Special Market Events,” the Fed released a statement in October 2019 indicating that it had directed the Federal Reserve Bank of New York (“New York Fed”) to purchase Treasury bills and to conduct term and overnight repurchase agreement operations to ensure that the supply of reserve balances remains ample. The Fed stated that it sought to ensure adequate reserve supply during periods of sharp increases in non-reserve liabilities, and to mitigate the risk of money market pressures that could affect its monetary policy implementation. As for the overnight repurchase market, the Fed provided additional specific directions with respect to the maintenance of an offering rate and per-counterparty daily limit. Such actions taken by the Fed in October with respect to the repurchase market were partly in response to volatility in the repurchase market that had occurred in September 2019. A disruption in the repurchase market funding had occurred based on a confluence of contributing factors, including a tightening in the level of available Fed reserves, bank capital regulations imposing certain liquidity coverage ratio requirements resulting in reduced repo market support, a spike in liquidity needs based upon quarter-end corporate tax payments, a large settlement of Treasury securities, and a supply and demand imbalance in repo markets for high-quality collateral such as U.S. Treasurys. The Fed acted to respond to the tight market by injecting cash. The New York Fed intervened in money markets for the first time in a decade by offering overnight funding sufficient to reduce the effective Fed funds rate. Although it is unclear what additional policy or regulatory changes may follow from the volatility in the repurchase market and related Fed action, the Fed’s most recent direction was to continue to conduct term and overnight repurchase agreement operations at least through April 2020 to ensure the adequacy of the supply of reserves.

Focused Investing. Although diversified, the Large Cap Blend Portfolio and the Domestic Equity Portfolio may hold larger positions in a smaller number of companies than the other Portfolios.

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Focus Risk. To the extent a Portfolio invests a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Foreign Securities. The International Growth, Research International Core, International Equity, Emerging Markets Equity and Multi-Sector Bond Portfolios each have an unlimited ability to invest in foreign securities. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios will only invest in foreign securities if such securities are added to their respective benchmark index. Unless otherwise specified in a Portfolio’s investment strategies, each other Portfolio may invest up to 20% of its net assets in foreign securities.

Except as noted below, for purposes of applying the foreign investment limitation, “foreign securities” shall mean:

•	securities of companies whose principal trading activities are outside the U.S.; or
•	securities denominated in non U.S. dollar currencies; or
•	securities of companies that:
•	are organized under the laws of, or have principal offices in, a country other than the U.S., and
•	derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
•	American Depositary Receipts and American Depositary Shares.

The Large Cap Blend Portfolio does not consider securities of foreign issuers listed or traded on a U.S. securities exchange to be “foreign securities” for purposes of this investment limitation.

With respect to derivative instruments, foreign securities also shall include instruments where the underlying assets are foreign currencies (or baskets or indices of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or baskets or indices of such instruments or securities).

Portfolios that invest in securities denominated in non-U.S. dollar currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts.

Foreign securities may include securities of issuers economically tied to countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it: i) is organized under the laws of, or has its principal office in an emerging market country; ii) has its principal securities trading market in an emerging market country; and/or iii) derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country. The Adviser or Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. Emerging market countries include countries determined by the Adviser or Sub-Adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Risks of Foreign Investing. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. To the extent a Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds. Specific risks of investing in foreign securities include the following:

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Political and Economic Risk. Foreign investments can be subject to greater political and economic risks, including political, economic and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities.

Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.

Foreign Market Risk. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.

Foreign Currency Risk. Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse effect on the value of the securities of companies that trade or operate in those countries.

Emerging Markets Risk. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In

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addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Debt Obligations of Foreign Governments. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

Special European Financial Markets and “Brexit” Risk. The European financial markets have experienced, and may continue to experience, economic and financial challenges, including ongoing concerns about recession and slow economic growth, particularly in the manufacturing sector, and significant government debt levels for many countries in the Eurozone. In response, European leaders, regulators and central banks have taken steps to support financial markets and economic growth. Although the EU’s overall economic prospects have improved since 2017, several EU countries continue to struggle with sluggish growth and high unemployment, and many members have seen a rise in support for populist, nationalist and antiestablishment political parties. These economic and political challenges, may lead to volatility within the European Union (“EU”). Risks associated with these developments may be heightened by the United Kingdom’s (“UK’s”) recent departure from the EU, commonly known as “Brexit.”

In March 2017, the UK formally notified the European Council of the UK’s decision to withdraw from the EU, with the notification triggering a two-year period within which the terms of the UK’s exit from the EU would be negotiated and finalized. While a withdrawal agreement between the UK and the EU was endorsed by the European Council, and the UK’s Brexit withdrawal had been scheduled to occur on March 29, 2019, significant delay occurred with respect to the approval of the withdrawal agreement by the UK parliament. EU leaders agreed to a series of extensions of the Brexit withdrawal deadline, with the final extension date set at January 31, 2020. Following negotiations that resulted in modifications to the withdrawal agreement, the EU Withdrawal bill was approved by the UK parliament on January 23, 2020. The terms of the withdrawal agreement provide for an 11-month transition period which permits the UK and the EU to negotiate the terms of a trade agreement which would apply upon the UK leaving the EU’s single market and customs union at the end of the transition period.

The longer-term economic, legal, political, regulatory and social framework to be put into place between the UK and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the UK and European markets for some time. The UK’s departure from the EU may result in significant political and financial consequences for the European markets and the broader global economy, and may cause increased market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. Among other potential impacts, companies may be affected by the consequences of Brexit, including regulatory divergence, reduced labor mobility, limited trade access and the costs of post-Brexit adjustments. Any further exits from the EU by member countries, or the possibility of such exits, could cause additional market disruption globally and introduce new legal and regulatory uncertainties. The value of a Portfolio’s investments, particularly those investments with exposure to the European financial markets, may be significantly and negatively impacted by developments related to Brexit and future similar developments.

Fund of Funds Investing. Each of the Balanced and Asset Allocation Portfolios operate primarily as an affiliated “fund of funds” by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of the Fund (each, an “Underlying Portfolio”) to gain exposure to the equity and fixed income components of its principal investment strategy. The portfolios of the Fund that may serve as Underlying Portfolios include the following:

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Equity Portfolios	International Portfolios

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Fixed Income Portfolios

Government Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

The Adviser allocates the assets of the Balanced and Asset Allocation Portfolios among the Underlying Portfolios based on the Adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying Portfolios, the Adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. Under normal conditions, the equity portion of the strategy will be allocated to one or more actively managed equity and international Underlying Portfolios and not to the Fund’s index portfolios: the Index 500 Stock, Index 400 Stock, and Index 600 Stock Portfolios. With respect to fixed income Underlying Portfolios, the Adviser considers their focus on investment grade or non-investment grade debt securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration and maturity of the Underlying Portfolio, and other characteristics. The Adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the Adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.

In connection with the allocation process, the Adviser may from time to time invest more than 25% of the assets of the Balanced Portfolio or the Asset Allocation Portfolio in one Underlying Portfolio, except that no more than 20% of either the Balanced or Asset Allocation Portfolio’s assets will be allocated to the High Yield Bond Portfolio. The Balanced Portfolio may invest up to 25%, and the Asset Allocation Portfolio may invest up to 30%, of its assets in international Underlying Portfolios. The Balanced and the Asset Allocation Portfolios may have exposure to high yield and foreign investments in excess of these limits through their investments in other Underlying Portfolios.

Through its investments in the equity and international Underlying Portfolios, the Balanced and Asset Allocation Portfolios may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios, each Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet their investment objective and for cash management purposes. For a discussion of equity securities, foreign securities (including emerging markets) and derivatives, see the corresponding headings above in this section of the Prospectus.

Risks of Fund of Funds Investing. To the extent that the Balanced or Asset Allocation Portfolio invests in an Underlying Portfolio, the Portfolio indirectly bears all the risks associated with the investment strategies used by that Underlying Portfolio

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in direct proportion to the amount of assets the Portfolio allocates to that Underlying Portfolio, and bears a pro rata share of the Underlying Portfolio’s expenses in addition to its own expenses. A description of the principal investment strategies, the principal risks associated with those strategies, and expense information for each Underlying Portfolio is set forth in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio, and changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The performance of each such Portfolio is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective with respect to its fund of funds strategy is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the Adviser’s allocation decisions with respect to the Underlying Portfolios. The Underlying Portfolios will pursue their investment objectives and strategies without the approval of the Portfolios. If an Underlying Portfolio were to change its investment objective or strategies, a Portfolio may be forced to withdraw its investment from the Underlying Portfolio at a disadvantageous time. Because the Portfolios and the Underlying Portfolios are affiliated funds, the Portfolios are subject to risks associated with such affiliation. The Adviser will have the authority to select and allocate investments of the Portfolios among the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for a Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.

Underlying Portfolio Risks. The Underlying Portfolios are used as investments for the Balanced and Asset Allocation Portfolios, and may have a large percentage of their shares owned by such Portfolios. Subject to the investment policies of the Balanced and Asset Allocation Portfolios, there is no limit on the percentage of an Underlying Portfolio’s shares that may be owned by the Balanced and/or Asset Allocation Portfolios and may exceed a majority of an Underlying Portfolio’s shares. For information relating to ownership by the Balanced and Asset Allocation Portfolios of each of the Underlying Portfolio’s shares, see “Appendix C – Ownership of Shares of the Fund” in the Fund’s Statement of Additional Information. Each Underlying Portfolio may experience large investments or redemptions from a Portfolio due to reallocation or rebalancing of the Portfolios. In the event of a large investment by a Portfolio, the Underlying Portfolio may be unable to quickly deploy the new funds in its strategy resulting in a larger cash position than typical for a period of time, which may cause the Portfolio to miss out on potential investment opportunities and gains if the market advances during that period. Large redemption activity by a Portfolio could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions by a Portfolio could also cause an Underlying Portfolio’s expense ratio to increase due to a resulting smaller asset base. Consequently, relatively large investments and redemptions by a Portfolio could adversely affect the performance of a Portfolios and the Underlying Portfolios. The Adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the Adviser’s ability to fully implement a Portfolio’s investment strategies.

High Yield Bonds. The High Yield Bond Portfolio invests primarily in high yield debt securities. The Short-Term Bond, Select Bond, and Multi-Sector Bond Portfolios may invest in, and the fixed income components of the Balanced and Asset Allocation Portfolios may have exposure to, high yield bonds as part of their principal investment strategy. Unless otherwise stated in a Portfolio’s summary section, the Fund considers a debt security to be “high yield,” or non-investment grade (sometimes referred to as “junk bonds”), if the debt security is rated below investment grade by at least two of the three credit ratings agencies used by the Fund (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or if unrated, determined by the Portfolio’s Adviser or Sub-Adviser to be of comparable quality. See “Fixed Income Securities – Credit Risk”, above, for more information on the Fund’s use of credit ratings agencies.

Risks of Investing in High Yield Bonds. The historical financial condition of the issuers of these securities is usually not as strong as that of other issuers and the price of these securities is usually more volatile and more likely to react to developments affecting market and credit risk than are more highly rated securities. As a result, high yield debt securities are subject to greater levels of interest rate and credit risk and greater risk of loss of income and principal than higher rated securities. Also, the trading markets for high yield debt securities tend to be less liquid than the trading markets for more highly rated securities and a Portfolio could find it more difficult to sell such securities or only sell at prices lower than more widely traded securities.

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Illiquid Investments. Each Portfolio may invest up to 15% (5% for the Government Money Market Portfolio) of net assets in illiquid investments, which may include restricted securities, private placements by public and privately held entities and Rule 144A securities. An illiquid investment is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Portfolio. For example, some securities are not registered under U.S. securities laws and cannot be sold in a U.S. public offering because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% (or 5%, as applicable) limit.

Risks of Investing in Illiquid Securities. Investments in illiquid securities involve liquidity risk to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. This risk may be magnified during periods of economic turmoil or in an extended economic downturn. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. High yield securities, foreign securities and securities with small capitalizations may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for a Portfolio to buy, sell and price such securities. In addition, during periods of extreme volatility or in an extended economic downturn, it may not be possible to liquidate positions at advantageous times or prices, which could have the effect of decreasing the overall level of a Portfolio’s liquidity. To the extent that a Portfolio’s principal investment strategies involve foreign securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have a higher exposure to liquidity risk.

Indexed Investing. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios (the “Index Portfolios”) employ an indexing strategy in an attempt to achieve their investment objectives. That is, they seek to replicate the performance of a target index by investing all, or substantially all of their assets in the stocks that make up the index, in approximately the same weighting as the index.

Indexing Strategy Risk. Portfolios using a “passive management,” or indexing strategy are not “actively” managed, and therefore do not engage in shifting Portfolio assets to take advantage of market opportunity, and do not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Portfolio and index performance may be affected by the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index, the timing of purchases and redemptions of Portfolio shares and regulatory restrictions applicable to mutual funds classified as “diversified” under the 1940 Act. Because of these factors, an Index Portfolio, particularly one with fewer assets, may not perform as well as the index it attempts to match.

Index Concentration Risk. Since all of the Index Portfolios implement a full replication strategy with respect to the index with which the Portfolio is aligned, to the extent the index may be concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Portfolio may be similarly concentrated. As a result, Portfolio performance may be adversely affected by such concentration, the Portfolio may be subject to increased price volatility, and the Portfolio may be more susceptible to adverse economic, market, political or regulatory developments affecting that market, industry, group of industries, sector or asset class in which the concentration occurs.

Inflation-Indexed Bonds. The Inflation Protection Portfolio invests in inflation-indexed bonds as a primary part of its investment strategy. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal

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amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Risks of Inflation-Indexed Bonds. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings. The Mid Cap Value Portfolio may participate in initial public offerings (“IPOs”) of common stock or other equity securities issued by a company as part of its principal investment strategy. Such companies may be established companies or those in the early stages of development.

Risks of Investing in IPOs. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While the Portfolio may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Depending on the size of the Portfolio, investments in IPOs could have a magnified impact (either positive or negative) on the Portfolio’s performance. The impact of IPOs on the Portfolio’s performance may tend to diminish as assets grow.

Investment Styles. Actively managed Portfolios may utilize a particular style of investing, such as “growth” or “value,” or a combination of both.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, the market may not favor the portion of the Portfolio that utilizes a particular style of investing, such as growth or value, and a Portfolio’s returns may vary considerably from other Portfolios or other funds using different investment styles. “Growth” stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. “Growth” stocks also may provide minimal dividends. “Value” stocks are typically those that the portfolio managers believe are undervalued in relation to their intrinsic values. The price of “value” stocks may turn out to have been too high, or the market may not recognize what the portfolio managers believe are their intrinsic values.

Leverage. Certain transactions in which the Portfolios engage may give rise to a form of leverage including, among others, swap agreements, futures contracts, and other derivative instruments, and the use of when issued, delayed delivery or forward commitment transactions. To seek to mitigate leveraging risk, a Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its positions in a permissible manner.

Leverage Risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities holdings.

Asset Coverage, Segregation and Earmarking Requirements. The Portfolios will comply with guidelines established by the SEC with respect to asset coverage of derivative obligations. These guidelines may, in certain instances, require segregation or

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“earmarking” by a Portfolio of cash or liquid assets on its books or with its custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency, by other portfolio positions or by other means consistent with applicable regulatory policies.

LIBOR Reference Rate. Certain Portfolios of the Fund hold debt securities and other financial investments that utilize the Intercontinental Exchange London Interbank Offered Rate (“LIBOR”) as their reference or benchmark rate. LIBOR is used extensively in the U.S. and globally as the reference rate for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

LIBOR is calculated and published daily and is based on submissions by panel banks. Over time, LIBOR has been increasingly based on the expert judgment of panel banks due to the declining amount of unsecured, wholesale borrowings by banks since the financial crisis. As a result, concerns have arisen regarding its continued viability as a benchmark since it was becoming less of a robust, transactions-based market interest rate as contemplated by various international standards for benchmarks. The Financial Stability Oversight Council noted that the scarcity of underlying transactions had made LIBOR potentially unsustainable, and the UK Financial Conduct Authority, the regulator of LIBOR, indicated in July 2017 that it would not compel LIBOR panel banks to make LIBOR submissions beyond the end of 2021. It is expected that market participants will transition to the use of a different benchmark rate for new securities and transactions by 2021.

The Alternative Reference Rates Committee (the “ARRC”) , a working group of large U.S. banks, and other market participants, was convened by the Federal Reserve Board and the New York Fed, in cooperation with other U.S. regulatory and government agencies, in order to identify an alternative reference rate for use primarily in derivatives contracts. In June 2017, the ARRC announced its selection of the Secured Overnight Funding Rate (“SOFR”), as an appropriate replacement for USD LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities. Based upon research by the ARRC, SOFR has the widest coverage of any Treasury rate available and the transaction volumes underlying SOFR are far larger than the transactions in any other U.S. money market. The New York Fed began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions.

The need to transition away from LIBOR to alternative reference rates is not limited to USD LIBOR. Most major currency jurisdictions have identified a need for reforming major interest rate benchmarks and working groups similar to ARRC have been formed in other currencies for which LIBOR is quoted. Bank working groups and regulators in such other major currency jurisdictions have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.

As described above, in advance of 2021, financial industry groups, regulators and market participants have been planning for that transition and the development of a successor benchmark rate, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. The ARRC, in order to facilitate an orderly transition from USD LIBOR to SOFR, published a plan (known as the Paced Transition Plan) which outlines the key milestones until the end of 2021. The ARRC is focused on encouraging the voluntary adoption of SOFR, and in connection with a transition, SOFR will co-exist with USD LIBOR as long as the USD LIBOR is published. The heightened risk of discontinuation of LIBOR after the end of 2021 indicates that market participants should move to an alternative rate, such as SOFR, and that existing contracts referencing LIBOR should provide appropriate protection related to rate discontinuation. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology (so-called “fallback language”), not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, any substitute benchmark rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Portfolio’s performance and /or NAV.

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Loans and Other Direct Debt Instruments. The Portfolios may invest in fixed- and floating-rate loans, including senior loans, and other direct debt instruments. Such investments generally will be in the form of loan participations and assignments of portions of such loans. Loan participations typically represent a direct investment, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or may buy part of the loan, becoming a part lender. The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Senior loans are syndicated commercial loans with floating interest rates, typically providing for a fixed spread above the three-month London Interbank Offered Rate. Such loans generally provide for the lenders to have a claim on underlying company assets which is senior to unsecured debt holders and preferred and common shareholders.

Loan Risk. To the extent the Fund invests in loans, it is exposed to risks associated with more traditional debt securities as well as additional risks. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the corporate borrower and whether a loan is secured by collateral. Although some loans are secured by collateral, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. When an interest in a direct debt instrument is acquired through purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may also assume the credit risk associated with the interposed bank or other financial intermediary. The loan participations in which a Portfolio invests may not be rated by any nationally recognized rating service. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In the event of a bankruptcy of a corporate borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan. All direct debt instruments involve a risk of loss in cases of default or insolvency of the borrower. Loans may decline in market value if their interest rates do not rise as much or as fast as interest rates in general. An economic downturn or individual corporate developments could adversely affect the market for loans and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and the loan may lose significant market value before a default occurs. There is no organized exchange or board of trade on which loans are traded and the market for loans has limited transparency. As such, the secondary market for loans may be comparatively limited relative to markets for other more liquid fixed income securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates). In addition, loan investments may not be considered securities and may not have the protections afforded by the federal securities laws.

Senior Loan Risk. To the extent the Portfolios invest in senior loans, including bank loans, the Portfolios will be subject to the general risks associated with loans, and may be subject to enhanced levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and such loans are rated below investment grade. Senior loans may be more volatile than other types of loans and direct debt instruments. The market for senior loans is generally considered illiquid. As a result of the foregoing risks and related factors, a Portfolio may be unable to realize full value for the senior loans and/or may not receive the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Portfolio. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to a Portfolio. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in other senior loans or similar instruments that pay lower interest rates. Because of the risks involved in investing in senior loans, an investment in a Portfolio that invests in such instruments should be considered speculative.

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Mortgage Related and Other Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. In particular, the Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios may invest in mortgage- and asset-backed securities as a principal investment strategy. An asset-backed security is a fixed income security that derives its credit worthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit card receivables and home equity loans), collateralized mortgage obligations and collateralized debt obligations. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, to-be-announced (“TBA”) mortgage-backed securities, specified pools of forward settling mortgage-backed securities, CMO residuals stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Risks of Mortgage- and Asset-Backed Securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage related security generally will decline; however, when interest rates are declining, the value of mortgage related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are subject to prepayment risk. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by a Portfolio, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying a Portfolio’s asset-backed securities. When this happens, a Portfolio will be required to purchase new securities at current rates, which will usually be lower. Because of this prepayment risk, a Portfolio investing in mortgage- and asset-backed securities may benefit less from declining interest rates than other funds. Mortgage risk is the risk that in a period of rising interest rates, mortgage related securities may exhibit additional volatility, which may increase the volatility of a Portfolio’s share price. In addition, in some places, local governments may seek to use their eminent domain powers to buy underwater home loans held by mortgage-backed securities. The price of the loans purchased in such cases may be made at a discount to the loan’s true value.

Mortgage- and asset-backed securities are also subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor issued by the U.S. government) or by non-governmental issuers. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of defaults on the mortgages backing the securities. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

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Asset-backed securities may be subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Municipal Securities. One type of debt security in which the Portfolios may invest are municipal securities. The Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios may invest in municipal securities as a principal investment strategy. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, including hybrids and synthetic securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Risks of Investing in Municipal Securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal markets relating to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the overall financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). Issuers of Build America Bonds can elect whether to offer a tax credit to the buyer or receive a direct payment from the federal government equal to 35% of the interest costs. The federal tax credit or interest subsidy continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.

Build America Bonds are subject to the same types of risks as other municipal bonds. However, because Build America Bonds are a relatively new form of municipal financing, it is difficult to predict the extent to which a market for the bonds will develop. As a result, Build America Bonds may experience greater illiquidity than other municipal obligations. In addition, since the ability of municipalities to issue Build America Bonds was not extended beyond December 31, 2010, the number of Build America Bonds available in the market will be limited and there can be no assurance that Build America Bonds will be actively traded. Illiquidity may negatively affect the value of the bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.

Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds were reduced. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. The federal government could eliminate or further reduce the subsidy in the future. The recent reduction to the subsidy and any further reduction or elimination increases the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.

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Real Estate Investment Trusts (REITs). The Equity Portfolios, in particular the Small Cap Value Portfolio, may invest in real estate investment trusts, or REITs, as part of their investment strategies. The other Portfolios may invest in REITs to a more limited extent. REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. Investments in REITs may provide the Portfolio with an efficient, low-cost means of diversifying among various types of property in different regions.

Risks of Investing in REITs. Investing in REITs involves certain unique risks in addition to those risks affecting the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to interest rate risks. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Because REITs are pooled investment vehicles that have their own expenses, the Portfolio will indirectly bear its proportionate share of those expenses. REITs are subject to the risk of failing to maintain their exemptions from registration as investment companies under the 1940 Act, and the possibility of failing to satisfy specific requirements under the Internal Revenue Code of 1986, as amended (the “Code”) that allow REITs to pass through income to shareholders without paying tax at the entity level.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements. The Fixed Income Portfolios may enter into repurchase agreements as part of their principal investment strategies. When a Portfolio enters into a repurchase agreement, the Portfolio purchases a security from a bank or broker-dealer who agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. The other party to a repurchase agreement may be located inside or outside of the U.S. The Government Money Market Portfolio may invest 100% of its assets in repurchase agreements that are fully collateralized by U.S. government securities.

Repurchase Agreements Risk. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the other party to a repurchase agreement is located outside of the U.S., these risks may be heightened. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Sector Concentration. At times, a Portfolio may have a relatively high percentage of its assets invested in securities of companies conducting business in a broadly-related group of industries within an economic sector. Portfolios that may from time to time exhibit an investment concentration in a particular sector include the Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth Stock, Mid Cap Value, Small Cap Growth Stock, Small Cap Value, International Growth, Research International Core, International Equity, Emerging Markets Equity, Balanced and Asset Allocation Portfolios. Dependent on a number of factors, including the implementation of an investment strategy by a Portfolio, changing market and economic conditions, and adjustments or modifications to a Portfolio’s benchmark index, other Portfolios may have concentrated investments in a particular sector at any point in time.

Sector Concentration Risk. To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.

When a Portfolio has concentrated its investments in a particular sector, there may be specific risks associated with companies that belong to that economic sector. Portfolios concentrated in the following sectors may be subject to the risks associated with the particular sector as described below:

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Information Technology Sector Risks. Companies in the information technology sector can be adversely affected by intense competition, both domestically and internationally, which may impact their profit margins. Information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and changing consumer preferences. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Certain of the largest information technology companies, including Facebook, Google, Amazon and Apple, have recently been subject to increased scrutiny regarding the use and handling of data collected from individuals utilizing their services, and have also been targeted for investigation concerning potential anticompetitive conduct. Concern regarding the data practices employed by these companies has prompted the European Commission to evaluate compliance with its General Data Protection Regulation, which adopted strict privacy controls in Europe in 2018. Draft legislation has been introduced in the U.S. House of Representatives Energy and Commerce Committee, which oversees online privacy issues, which could diminish the ability of companies like Google and Facebook to monitor users across the internet and require them to get permission to share their customers’ data with others, among other restrictions. Review of potential anticompetitive conduct is occurring on multiple fronts, including an investigation by the U.S. House of Representatives Antitrust Subcommittee into potential abusive conduct in the information technology sector, the conduct of antitrust probes by the U.S. Federal Trade Commission and U.S. Department of Justice, and the opening of antitrust investigations by state attorneys general from 47 U.S. states. The foregoing activities, although targeted principally on a focused group of the largest companies within the sector, may have far-reaching ramifications which may be significantly impactful across the information technology sector.

Financials Sector Risks. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The potential for additional regulation could reduce profit margins and adversely affect the scope of activities of such companies, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financials sector may also be negatively impacted by decreases in the availability of capital, increased borrowing costs, the rate of debt defaults, increased competition and adverse conditions in other related markets.

Healthcare Sector Risks. The profitability of healthcare companies may be adversely affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector are subject to regulatory approval requirements. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Industrials Sector Risks. Companies in the industrials sector may be affected by a number of economic factors, including global economic growth trends and the state of global manufacturing. Companies may be challenged by a tight labor market, which may result in difficulties filling critical jobs, which can serve as a constraint on growth. Companies in the sector may be impacted by geopolitical tensions, and trade arrangements among significant trade partners, such as the U.S. and China. The imposition of tariffs and the related impact on trading can threaten profitability, and uncertainty arising from changing trade agreements can affect trade flows and capital and resource planning. Such factors can lower management confidence in capital spending, which can negatively affect revenue growth. The sector has significant exposure to emerging markets, and is affected by capital goods and services demand fluctuations as may occur in emerging market countries.

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Securities of Other Investment Companies. The Portfolios may acquire securities of other investment companies, including exchange-traded funds and business development companies, subject to the limitations of the Investment Company Act of 1940, as amended. The Small Cap Value Portfolio may invest in a variety of investment companies as part of its principal investment strategies. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory expenses. These indirect expenses would be in addition to the management fee that each Portfolio bears directly in connection with its own operations. The expenses associated with business development companies in particular may be significant. Fees and expenses incurred indirectly by a Portfolio as a result of its investing in investment companies, business development companies and other pooled investment vehicles are reflected in a Portfolio’s fee and expense table in “Other Expenses,” if the indirect expenses incurred by the Portfolio do not exceed 0.01% (one basis point) of the Portfolio’s average net assets or in a separate line item called “Acquired Fund Fees and Expenses,” if such amount exceeds 0.01% of the Portfolio’s average net assets.

Each Portfolio may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs), with the same percentage limitations as investments in registered investment companies. Portfolios that may invest in ETFs to a greater extent as part of their principal investment strategies include the Small Cap Growth Stock, Index 600 Stock, Small Cap Value, Balanced and Asset Allocation Portfolios. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting the purchase of underlying securities. The Portfolios may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Each Portfolio may invest in business development companies (BDCs). The Small Cap Value Portfolio may invest in BDCs to a greater extent as part of its principal investment strategies. BDCs are a type of registered investment company that typically invests in and lends to small and medium-sized private companies that may not have access to public equity markets for raising capital. Some BDCs may also be invested in a relatively small number of holdings or concentrate in a particular industry or sector.

Risks of Investing in Securities of Other Investment Companies. As with other investments, investments in other investment companies are subject to market and selection risks. Registered investment companies and unregistered investment companies generally entail the same risks as the underlying securities held by them. A Portfolio investing in another investment company may be affected by the losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds.

Risks of Investing in ETFs. The main risk of investing in an index based investment is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio investing in ETFs would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded, which may result in their trading at a discount or premium to their net asset values. A Portfolio will overpay for the ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets are selling if it is trading at a discount. Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. An active market for an ETF may not be developed or maintained. Furthermore, trading of an ETF’s shares may be halted by the exchange on which the ETF is listed, in which case a Portfolio would be unable to sell its shares of the ETF unless and until trading is resumed.

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Risks of Investing in BDCs. Like investments in other types of investment companies, a Portfolio that invests in BDCs would bear its pro rata portion of the BDC’s expenses; the expenses associated with some BDCs may be significant. A BDC is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Investments in such small companies may also be less liquid than publicly traded companies. To the extent BDCs have a relatively small number of holdings or concentrate in a particular industry or sector, the BDC is particularly subject to the risks associated with those holdings, industries and sectors, which may also increase the BDC’s volatility and risk. Shares of a BDC may not be redeemable at the option of shareholders and therefore may trade at a discount or premium to its net asset value, which means the Portfolio will overpay for an BDC’s assets if it is trading at a premium and will get less than the value of the BDC’s assets when selling if it is trading at a discount. An active market for a BDC may not be developed or maintained.

Short Sales. Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. In particular, the Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio may engage in short sales as part of their principal investment strategies. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement.

Risks of Short Sales. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities or derivative sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its position in a permissible manner.

Special Situations. The Equity Income and Small Cap Value Portfolios may invest in special situations as a primary investment strategy. A “special situation” arises when, in the Adviser or Sub-Adviser’s opinion, securities of a particular company will appreciate in value because of unique circumstances applicable to the company, such as when a company goes through a reorganization, does a spin-off of another business line, declares a special dividend or some other one-time event that might be attractive from an investment perspective.

Risks of Special Situations. Investing in special situations involves the risk that the change or event anticipated by management might not occur or attract the expected attention, which could have a negative impact on the price of the issuer’s securities. Also, special situations have risk because they may be associated with major corporate changes and present a high degree of uncertainty as to a security’s market price. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss than investments in securities not subject to a special situation.

Stable Net Asset Value. The Government Money Market Portfolio operates as a “government money market fund” under Rule 2a-7 of the 1940 Act, as amended. As a government money market fund, the Portfolio seeks to maintain a net asset value (“NAV”) of $1.00 per share, and is required to, among other things, invest at least 99.5% of its total assets in U.S. Government Securities, cash, and repurchase agreements securities by U.S. Government Securities or cash. See “Government Money Market Portfolio – Summary” under the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus and the “U.S. Government Securities” section, below.

Stable Net Asset Value Risk. The Government Money Market Portfolio may not be able to maintain a stable NAV of $1.00 per share at all times. If the Portfolio fails to maintain a stable NAV (or there is a perceived threat of such failure), the Portfolio, along with other money market funds, could be subject to increased redemption activity.

U.S. Government Securities. The Government Money Market, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios may invest in U.S. government

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securities as a principal strategy. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bonds, bills, notes, and other obligations, and those issued or guaranteed by various U.S. government agencies and instrumentalities, including government sponsored enterprises. U.S. Treasury obligations are guaranteed as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Obligations issued or guaranteed by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury or otherwise backed by the full faith and credit of the U.S. government. For example, the Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government. U.S. government agency obligations also include, but are not limited to, those of the Student Loan Marketing Association, Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Federal Farm Credit Banks.

U.S. Government Securities Risk. As indicated above, not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. No assurance can be given that the U.S. government would provide financial support to any U.S. government agency or instrumentality if it is not obligated to do so by law.

Special Considerations. On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the government’s senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In February 2011, plans were announced to wind down FNMA and FHLMC and reduce the Federal government’s involvement in the mortgage market. Also, following the downgrade by S&P of its long-term sovereign credit rating on the U.S. to “AA+” from “AAA,” in August 2011, S&P downgraded the credit rating of debt issued by FNMA and FHLMC to “AA+,” an indication of this reliance on the U.S. government. More recently, however, reports indicate that FNMA and FHLMC are returning to profitability. Notwithstanding these recent developments, much uncertainty continues. Discussions among lawmakers are on-going about the future of FNMA and FHLMC as they consider multiple options, including elimination. FNMA and FHLMC also are subject to several continuing legal actions and investigations over certain public disclosure and corporate governance matters. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will ultimately be successful.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). The Fixed Income Portfolios, and in particular, the Government Money Market Portfolio, may invest in variable and floating rate securities as part of their principal investment strategies.

Risks of Variable and Floating Rate Securities. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. In addition, the absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.

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When Issued, Delayed Delivery and Forward Commitment Transactions. Each Portfolio may purchase securities which it is eligible to purchase on a when issued basis, may purchase and sell such for delayed delivery and make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). In particular, the Government Money Market, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios may make such investments as part of their principal investment strategies.

Risks of When Issued, Delayed Delivery and Forward Commitment Transactions. When issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.

Non-Principal Investment Strategies and Risks

Commodities. The Portfolios may invest in instruments, including exchange traded funds, whose performance is linked to the price of an underlying commodity or commodity index. To the extent a Portfolio makes such investments, the Portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events, and natural disasters, pestilence and market disruption. Commodity prices may have greater volatility than investments in traditional securities.

Delayed Funding Loans and Revolving Credit Facilities. The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. The commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Master Limited Partnerships. The Portfolios may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships whose limited partnership interests (units) are traded on a public exchange. As a result, MLP units are generally more liquid than units of private limited partnerships. MLPs have two types of partners – one or more general partners that conduct the day-to-day management of the MLP, and one or more limited partners that contribute capital but are not involved in the day-to-day management. When a Portfolio invests in a MLP, it becomes a limited partner. Limited partners have limited control over the MLP and may have limited voting rights on matters affecting the MLP. MLPs typically pay higher distributions than other types of companies. The amount of cash a MLP can distribute to its partners will depend on the amount of cash it generates from its operations and its operating costs, working capital needs and other like factors, all of which are affected by market movements and factors affecting its business lines. The benefit of investing in MLPs depends largely on the MLP being treated as a partnership for federal income tax purposes, which are not subject to income tax at the entity level. To qualify as a partnership for federal income tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in the Code, which include, among others, interest, dividends, real property rents, certain capital gains, and the exploration, development, mining, production, processing, refining, transportation, and marketing of oil, gas, minerals and other natural resources. If, as a result of a change in current law or change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. In such cases, the amount of cash available for distribution would be reduced and the distributions received by the Portfolio might be taxed entirely as dividend income.

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Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings. Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

Temporary Defensive Investments and Cash Reserves. A certain portion of a Portfolio’s assets may be held in cash or money market reserves. Short-term, high quality U.S. and foreign dollar denominated money market securities, including repurchase agreements, may be held by any Portfolio. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments may be inconsistent with a Portfolio’s principal investment strategies and generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities or repurchase agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities, to meet anticipated redemptions of Portfolio shares or in support of a Portfolio’s position in certain derivative instruments. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio holds cash reserves or invests defensively in these securities, it might not achieve its investment objective.

Other Investments and Techniques. The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

Special Risk Related to Cyber Security

Cyber Security. The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Northwestern Mutual, the Fund, the Adviser, Sub-Advisers, custodians, intermediaries and other affiliated or third-party service providers may adversely affect the Fund and contract owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. There can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.

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THE INVESTMENT ADVISER AND SUB-ADVISERS

The Investment Adviser

The investment adviser for each Portfolio is Mason Street Advisors, LLC, a wholly owned subsidiary of Northwestern Mutual. Mason Street Advisors’ address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Mason Street Advisors provides advisory and related services to Northwestern Mutual Series Fund, Inc. (the “Fund”), Northwestern Mutual and certain of its affiliates, and The Northwestern Mutual Foundation. As of December 31, 2019, Mason Street Advisors had approximately $___ billion in assets under management.

As investment adviser, Mason Street Advisors manages the operations of the Fund and provides investment advice and recommendations regarding the purchase and sale of securities for those Portfolios that do not employ a sub-adviser. For those Portfolios that employ a sub-adviser, Mason Street Advisors oversees and evaluates the activities of the sub-advisers, including investment performance, investment operations and processes. See also “Manager of Managers Structure”, below. Pursuant to its advisory agreement with the Fund, Mason Street Advisors also provides or procures the management of the Fund’s administrative affairs, including mutual fund accounting services, legal services, investment operations services and corporate and regulatory reporting, oversees the Fund’s service providers and provides overall risk management for the Fund, including investment, operational and financial risk.

The Sub-Advisers

Each of the following sub-advisers has been retained by Mason Street Advisors and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of one or more Portfolios, subject to the general control of the Board of Directors of the Fund and Mason Street Advisors:

Aberdeen Asset Managers Limited (“Aberdeen”), Bow Bells House, 1 Bread Street, London, England, EC4M9HH, has served as sub-adviser to the Emerging Markets Equity Portfolio since March 2017. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. The asset management business of Standard Life Aberdeen plc, its affiliates and subsidiaries is referred to herein as “Aberdeen Standard Investments.” Aberdeen PLC, its subsidiaries and affiliates prior to the merger are referred to herein as “Legacy Aberdeen.” In rendering investment advisory services to the Emerging Markets Equity Portfolio, Aberdeen may use the resources of its affiliates. Aberdeen and its affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from Aberdeen’s affiliates may provide portfolio management and research services to the Portfolio, as associated persons of Aberdeen. No remuneration is paid by the Emerging Markets Equity Portfolio with respect to the memorandum of understanding/personnel sharing arrangements.

American Century Investment Management, Inc. (“American Century Investments”), 4500 Main Street, Kansas City, Missouri 64111, has been managing mutual funds since 1958. American Century Investments has served as sub-adviser to the Large Company Value and Inflation Protection Portfolios since May 2007 and to the Mid Cap Value Portfolio since February 2009. American Century Investments is a direct, wholly owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a non-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

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BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway Wilmington, Delaware 19809, an indirect, wholly owned subsidiary of BlackRock, Inc., has served as sub-adviser to the Government Money Market Portfolio since November 2014. BlackRock was organized in 1994 to perform advisory services for investment companies.

Delaware Investments Fund Advisers (“DIFA”), 2005 Market Street, Philadelphia, Pennsylvania, 19103, has served as sub-adviser for the Domestic Equity Portfolio since October 2012. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI, DIFA, and other subsidiaries of MMHI are together known as Macquarie Investment Management (“MIM”).

Federated Investment Management Company (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, has served as sub-adviser to the High Yield Bond Portfolio since November 2014. Federated is an indirect, wholly owned subsidiary of Federated Hermes, Inc. (“FHI”). FHI is a client-driven, multi-product, and multi-strategy investment manager. FHI provides world-class active investment management and engagement services to more than 11,000 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.

FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island, 02917, has served as sub-adviser to the International Growth Portfolio since August 2015. FIAM provides investment management services to institutional investors worldwide. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC.

Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, has served as sub-adviser for the Large Cap Blend Portfolio since October 2012. FMI has been an investment adviser since 1980. FMI is controlled by Ted D. Kellner and Patrick J. English. FMI’s executive officers include Patrick J. English, Chairman, CEO, CIO and Treasurer; John S. Brandser, President, Secretary, COO and CCO; and Bladen Burns, Senior VP. The directors of FMI are Messrs. Kellner, English and Brandser.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, has served as sub-adviser to the Focused Appreciation Portfolio since August 2015. Loomis Sayles is a subsidiary of Natixis Investment Managers, L.P., which is a part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Massachusetts Financial Services Company (MFS®(1)), 111 Huntington Avenue, Boston, Massachusetts 02199, has served as sub-adviser for the Research International Core Portfolio since May 2007. MFS® is America’s oldest mutual fund organization. MFS® and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660, has served as sub-adviser for the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio since May 2007. PIMCO was organized in 1971 and provides investment management and advisory services to private

(1)	MFS® is a registered trademark of Massachusetts Financial Services Company.

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accounts of institutional and individual clients and to mutual funds. PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“AAM”), which is a subsidiary of Allianz SE (“Allianz”). Allianz is a European-based, multinational insurance and financial services holding company.

Templeton Investment Counsel, LLC (“Templeton”), 300 S.E. 2nd Street, Ft. Lauderdale, Florida 33301, a wholly owned indirect subsidiary of Franklin Resources, Inc. (“FRI”), has served as the sub-adviser for the International Equity Portfolio since May 1994. FRI is a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of FRI.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price has served as the sub-adviser for the Small Cap Value Portfolio since August 2001, the Equity Income Portfolio since May 2003, the Short-Term Bond Portfolio since November 2014 and the Growth Stock Portfolio since November 2019.

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, has served as sub-adviser to the Small Cap Growth Stock Portfolio since July 2013 and the Large Cap Core Stock and Mid Cap Growth Stock Portfolios since October 2017. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP.

Wells Capital Management, Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, has served as sub-adviser to the Select Bond Portfolio since November 2014. WellsCap, is a wholly owned subsidiary of Wells Fargo Asset Management Holdings, LLC (WFAM), which in turn is indirectly wholly owned by Wells Fargo & Company (WFC), a publicly listed company. WellsCap is the largest institutional asset manager within WFAM, with 29 independent and specialized investment teams committed to delivering superior investment services to institutional clients around the world.

Portfolio Managers

A brief biography of each portfolio manager who has responsibility for the day-to-day management of one or more Portfolios is set forth below. Please see the Statement of Additional Information for additional information about the portfolio managers’ investments in the Portfolio(s) that they manage, a description of portfolio manager compensation and information regarding other accounts that the portfolio managers manage.

Growth Stock Portfolio

Larry Puglia, CFA, CPA, Vice President and Lead Portfolio Manager of T. Rowe Price, and Chairman of T. Rowe Price’s Blue Chip Growth Fund Investment Advisory Committee, has managed the Portfolio since November 2019. Mr. Puglia joined T. Rowe Price in 1990. During the past five years, he has served as a portfolio manager with T. Rowe Price and has served as chairman of T. Rowe Price’s Blue Chip Growth Fund Investment Advisory Committee since 1996.

Focused Appreciation Portfolio

Aziz V. Hamzaogullari, is the chief investment officer and founder of the Growth Equity Strategies Team at Loomis Sayles. He is the portfolio manager of the Loomis Sayles large cap, global and all cap growth strategies, including the Loomis Sayles Growth and Global Growth mutual funds and products outside the United States. Mr. Hamzaogullari is also an executive vice president and a member of Loomis Sayles’ Board of Directors. He joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager and managing director. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. Prior to Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He is a member of CFA Society Boston.

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Large Cap Core Stock Portfolio

Jonathan G. White, CFA and Head of Research Portfolios of Wellington Management, has co-managed the Portfolio since October 2017. He joined Wellington Management in 1999 and has been in his current role since 2013. Prior to his current position, he was manager of equity portfolio coordination for the firm.

Mary L. Pryshlak, CFA, Director of Global Industry Research of Wellington Management, has co-managed the Portfolio since May 2018. She joined Wellington Management in 2004 and has been in her current role since 2018. Prior to her current position, she was a Global Industry Analyst covering property and casualty insurance stocks.

Large Cap Blend Portfolio

FMI’s investment decisions are made by a Portfolio Management Committee (PMC). The investment process employed by the PMC is team based, and the PMC as a whole, not any individual member, is primarily responsible for the day-to-day management of the Portfolio. PMC members include:

Patrick J. English, CFA, has been employed by FMI in various capacities since 1986, currently serving as Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer.

John S. Brandser has been employed by FMI in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer.

Jonathan T. Bloom, CFA, has been employed by FMI since 2010 as a Research Analyst, and is currently the Director of Research.

Andy P. Ramer, CFA, has been employed by FMI since 2002 as a Research Analyst.

Robert M. Helf, CFA, has been employed by FMI since 1998 as a Research Analyst.

Daniel G. Sievers, CFA, has been employed by FMI since 2009 as a Research Analyst.

Matthew T. Sullivan, CFA, has been employed by FMI since 2013 as a Research Analyst.

Jordan S. Teschendorf, CFA, has been employed by FMI since June 2015 as a Research Analyst, and prior to his employment Mr. Teschendorf attended the University of Wisconsin-Madison.

Benjamin D. Karek, has been employed by FMI since 2017 as a Research Analyst, and prior to his employment Mr. Karek attended Columbia Business School.

Dain C. Tofson, CFA, has been employed by FMI since July 2019 as a Research Analyst. Prior to joining FMI, Mr. Tofson was a member of Artisan Partners Global Value Equity Team from 2017 – 2019 and worked at Institutional Capital LLC from 2014 – 2017. Prior to his employment he attended the Booth School of Business at the University of Chicago.

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Index 500 Stock Portfolio

Daniel J. Meehan, CFA, who co-manages the Portfolio, is a Vice President of Mason Street Advisors and joined Mason Street Advisors in 2004. He also acts as the portfolio manager for the Balanced Portfolio and the Asset Allocation Portfolio.

Steven A. Warren, who co-manages the Portfolio, is a Director of Mason Street Advisors. Mr. Warren, who joined Northwestern Mutual in 1998, is also a portfolio manager for the Fund’s other index portfolios and is also responsible for the execution of equity and equity derivative transactions at Mason Street Advisors.

Joseph A. Travia, who co-manages the Portfolio, is a Director of Mason Street Advisors. Mr. Travia, who joined Mason Street Advisors in 2002 and Northwestern Mutual in 1999, is also a portfolio manager for the Fund’s other index portfolios.

Large Company Value Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Large Company Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century Investments in 2005 and became a portfolio manager in 2012.

Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century Investments in 1993 as a portfolio manager.

Philip Sundell, CFA, Portfolio Manager, joined American Century Investments in 1997 and became a portfolio manager in 2017.

Domestic Equity Portfolio

Nikhil G. Lalvani, CFA, Vice President, Senior Portfolio Manager and Team Leader for DIFA’s Large-Cap Value team, joined Macquarie Investment Management in 1997 as an account analyst. Mr. Lalvani has served as both a fundamental and quantitative analyst.

Robert A. Vogel, Jr., CFA, Vice President and Senior Portfolio Manager for DIFA’s Large-Cap Value team, joined Macquarie Investment Management in 2004.

Kristen E. Bartholdson, Vice President and Senior Portfolio Manager for DIFA’s Large-Cap Value team, joined Macquarie Investment Management in 2006 as an Equity Analyst.

Equity Income Portfolio

The Equity Income Portfolio is managed by an investment advisory committee whose chairman is John D. Linehan, a Vice President of T. Rowe Price. As investment advisory committee chairman, he has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing its investment program. Mr. Linehan has been chairman of the Portfolio’s committee since 2015 and joined T. Rowe Price in 1998. During the past five years, he has served as portfolio manager and the Head of U.S. Equity for T. Rowe Price.

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Mid Cap Growth Stock Portfolio

Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has co-managed the Portfolio since October 2017. He joined Wellington Management in 2004 and has been in his current role since 2011.

Mark Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management has co-managed the Portfolio since October 2017. He joined Wellington Management in 2004 and has been in his current role since 2011.

Index 400 Stock Portfolio

Daniel J. Meehan, Steven A. Warren and Joseph A. Travia co-manage the Index 400 Stock Portfolio. For Mr. Meehan’s, Mr. Warren’s and Mr. Travia’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Mid Cap Value Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Mid Cap Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century Investments in 1993 as a portfolio manager.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, joined American Century Investments in 1998 and became a portfolio manager in 2004.

Kevin Toney, CFA, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1999 and became a portfolio manager in 2006.

Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century Investments in 2005 and became a portfolio manager in 2012.

Small Cap Growth Stock Portfolio

Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has managed the Portfolio since 2013. He joined Wellington Management in 1994 and has been an investment professional since 1996.

Index 600 Stock Portfolio

Daniel J. Meehan, Steven A. Warren and Joseph A. Travia co-manage the Index 600 Stock Portfolio. For Mr. Meehan’s, Mr. Warren’s and Mr. Travia’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Small Cap Value Portfolio

The Small Cap Value Portfolio is managed by an investment advisory committee whose chairman is J. David Wagner, CFA, a Vice President of T. Rowe Price. As investment advisory committee chairman, he has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing its investment program. Mr. Wagner has been chairman of the Portfolio’s committee since 2014 and joined T. Rowe Price in 2000.

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International Growth Portfolio

Jed Weiss, Portfolio Manager, began managing the International Growth Portfolio in 2015. Mr. Weiss has worked as a research analyst and portfolio manager (other than for a 6-month leave of absence in 2017) at FMR Co., Inc. (an affiliate of FIAM LLC) since 1997.

Research International Core Portfolio

Victoria Higley, Investment Officer of MFS, has been employed in the investment area of MFS since 2011, and has managed the Portfolio since 2016.

Camille Humphries Lee, Investment Officer of MFS, has been employed in the investment area of MFS since 2000, and has managed the Portfolio since 2018.

Ms. Higley and Ms. Humphries Lee co-manage the Portfolio, each providing general oversight of a team of investment professionals.

International Equity Portfolio

Antonio T. Docal, CFA, President, Director of Portfolio Management for Templeton’s Global Equity Group (TGEG), was appointed portfolio manager of the Portfolio in December 2014. As the Director of Portfolio Management, he coordinates the global portfolio management activities of TGEG to monitor portfolio structure for the team’s global and non-US equity mandates. In addition, he currently is lead portfolio manager on a number of institutional separate account relationships and sub-advised and commingled funds. Prior to joining Templeton in 2001, Mr. Docal was Vice President and Director at Evergreen Funds, a principal and co-founder of Docal Associates, and an Assistant Treasurer in the Mergers and Acquisitions Department at JP Morgan.

Emerging Markets Equity Portfolio

The Portfolio is managed by Aberdeen’s Global Emerging Markets Equity Team. The team members are jointly and primarily responsible for the day-to-day management of the Portfolio, with the following members having the most significant responsibility for the day-to-day management of the Portfolio:

Hugh Young, is Head of Asia Pacific for Aberdeen Standard Investments. He was formerly a board director and Head of Investments for Legacy Aberdeen (before its merger with Standard Life plc). Mr. Young joined Legacy Aberdeen in 1985 to manage Asian equities from its London office, having started his investment career in 1980. He founded Singapore-based Aberdeen Asset Management Asia Limited in 1992. Mr. Young is a director of a number of Legacy Aberdeen subsidiary companies and of investment trusts and funds managed by Aberdeen Standard Investments.

Devan Kaloo, is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined Legacy Aberdeen in 2000 as part of the Asian Equities Team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015, he was promoted to Global Head of Equities and joined Legacy Aberdeen’s group management board. Mr. Kaloo started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams.

Joanne Irvine, is Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity Team of Aberdeen Standard Investments. Ms. Irvine joined Legacy Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to joining Legacy Aberdeen, Ms. Irvine was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies.

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Mark Gordon-James, CFA, is a Senior Investment Manager on the Global Emerging Markets Equity Team of Aberdeen Standard Investments. Mr. Gordon-James joined Legacy Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

Flavia Cheong, CFA, is the Head of Asia Pacific ex Japan Equity on the Asian Equities Team of Aberdeen Standard Investments, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining Legacy Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

Short-Term Bond Portfolio

Michael F. Reinartz, CFA, a Vice President of T. Rowe Price and Chairman of T. Rowe Price’s Short-Term Bond Investment Advisory Committee has managed the Portfolio since 2015. Mr. Reinartz joined T. Rowe Price in 1996, and his investment experience dates back to 2000. During the past five years, he has served as a portfolio manager and prior to that worked closely with T. Rowe Price’s portfolio managers in managing the short-term bond strategies, and as an investment analyst for short-term bond and multi-sector bond strategies.

Select Bond Portfolio

Thomas O’Connor, CFA, Senior Portfolio Manager at WellsCap, has co-managed the Portfolio since 2014. Mr. O’Connor joined WellsCap in 2000. Prior to joining WellsCap, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Earlier, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank in Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor has been in the investment industry since 1988. Effective December 31, 2020, Mr. O’Connor will no longer serve as co-portfolio manager and all references to Mr. O’Connor are hereby removed as of such date.

Maulik Bhansali, CFA, Senior Portfolio Manager at WellsCap, has co-managed the Portfolio since October 2017. Mr. Bhansali joined WellsCap in 2001. Prior to joining the Montgomery Fixed Income team in 2006, he was an equity research analyst responsible for quantitative modeling and portfolio construction in addition to fundamental analysis. Before transitioning to the investment industry in 2001, Mr. Bhansali worked with Watson Wyatt Worldwide where he served as a retirement actuary.

Jarad Vasquez, Senior Portfolio Manager at WellsCap, has co-managed the Portfolio since October 2017. Mr. Vasquez joined WellsCap in 2007, focusing on mortgage-backed securities. Prior to joining the firm, Mr. Vasquez was a trader at Susquehanna International Group and an options specialist on the Philadelphia Stock Exchange. Mr. Vasquez has been in the investment industry since 2001.

Long-Term U.S. Government Bond Portfolio

Stephen Rodosky, is a Managing Director in PIMCO’s Newport Beach office and a portfolio manager for real return and U.S. long duration strategies. He serves as head of talent management for portfolio management in the U.S. and previously led the firm’s U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch.

Michael Cudzil is a Managing Director in the Newport Beach office and a senior member of the liability driven investment portfolio management team and a generalist portfolio manager. He has served as chair of the Americas Portfolio Committee, as

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a rotating member on the PIMCO Investment Committee and as co-head of the agency MBS portfolio management team. Mr. Cudzil joined PIMCO in 2012. Prior to joining PIMCO, he worked as a Managing Director and head of pass-through trading at Nomura.

Inflation Protection Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, to manage fixed-income funds (such as the Portfolio). The listed portfolio managers are members of the team that manages the Inflation Protection Portfolio and are ultimately responsible for the day-to-day management of the Portfolio within its strategic investment parameters, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Brian Howell, Vice President and Senior Portfolio Manager, joined American Century Investments in 1987 and became a portfolio manager in January 1996.

James E. Platz, CFA, Vice President and Portfolio Manager, joined American Century Investments in October 2003 as a portfolio manager.

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1983 and became a portfolio manager in January 1991.

Miguel Castillo, Portfolio Manager, joined American Century Investments in February 2008 as a portfolio research analyst, served as a fixed income trader from 2008 to 2014, and has served as a Portfolio Manager on American Century Investment’s portfolio management team since 2014. He has served as a named portfolio manager of the Portfolio since 2015.

Mr. Howell and Mr. Gahagan serve on the American Century Investments’ Global Macro Strategy Team, which is responsible for periodically adjusting the Portfolio’s strategic investment parameters based on economic and market conditions.

High Yield Bond Portfolio

Mark E. Durbiano, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has managed the Portfolio since 2014. Mr. Durbiano joined Federated in 1982 and has been Senior Portfolio Manager and Senior Vice President since 1996. From 1988 to 1995, Mr. Durbiano was a Portfolio Manager and Vice President of Federated.

Multi-Sector Bond Portfolio

Eve Tournier, a Managing Director in PIMCO’s London office and head of European credit portfolio management and lead portfolio manager for PIMCO’s global multi-sector credit strategies, co-manages the Portfolio. She is the lead portfolio manager for the Diversified Income, Euro Credit and Euro Income Bond Funds, and she is also a member of the European portfolio committee. Prior to joining PIMCO in 2008, she was a managing director and European head of high yield credit trading with Deutsche Bank. Ms. Tournier also worked in credit derivatives trading at Deutsche Bank and at J.P. Morgan.

Daniel J. Ivascyn, Group Chief Investment Officer and a Managing Director in PIMCO’s Newport Beach office, co-manages the Portfolio. He is lead portfolio manager for the PIMCO’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

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Alfred T. Murata, a Managing Director and portfolio manager in PIMCO’s Newport Beach office, co-manages the Portfolio. He focuses on income-oriented, multi-sector credit, opportunistic and securitized strategies. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Sonali Pier, an Executive Vice President and portfolio manager in PIMCO’s Newport Beach Office, co-manages the Portfolio. She focuses on high yield and multi-sector credit opportunities. She contributes to PIMCO’s Diversified Income, Crossover and Global Credit Opportunities and High Yield Funds, and she has served as a rotating member on PIMCO’s Investment Committee and Americas Portfolio Committee. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors.

Balanced Portfolio/Asset Allocation Portfolio

The Balanced Portfolio and Asset Allocation Portfolio are each managed by Daniel J. Meehan. Mr. Meehan is responsible for making the allocation decisions across the asset categories and among the Underlying Portfolios for each of the Balanced and Asset Allocation Portfolios. For Mr. Meehan’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Advisory Fees

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on a percentage of the aggregate average daily net asset values of the Portfolios, as set forth below. Mason Street Advisors pays each sub-adviser out of its investment advisory fee. In addition to approving all advisory and sub-advisory agreements, the Fund’s Board of Directors considers the renewal of each advisory and sub-advisory agreement, including fees, at least annually. A discussion regarding the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period will appear each year in the Fund’s annual shareholder report dated December 31 and the semi-annual shareholder report dated June 30.

Advisory Fees:

The following table shows the advisory fees for each of the Portfolios for the fiscal year ended December 31, 2019 as a percentage of the average net assets of the Portfolios based on 2019 operations and reflecting contractual waivers, limitations and reimbursements:

Portfolio	Investment Advisory Fee	Portfolio	Investment Advisory Fee
Growth Stock	__%	International Growth	__%
Focused Appreciation	__%	Research International Core	__%
Large Cap Core Stock	__%	International Equity	__%
Large Cap Blend	__%	Emerging Markets Equity	__%
Index 500 Stock	__%	Government Money Market	__%
Large Company Value	__%	Short-Term Bond	__%
Domestic Equity	__%	Select Bond	__%
Equity Income	__%	Long-Term U.S. Government Bond	__%
Mid Cap Growth Stock	__%	Inflation Protection	__%
Index 400 Stock	__%	High Yield Bond	__%
Mid Cap Value	__%	Multi-Sector Bond	__%
Small Cap Growth Stock	__%	Balanced	__%
Index 600 Stock	__%	Asset Allocation	__%
Small Cap Value	__%

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Expense Limitation and Advisory Fee Waiver Agreements:

Expense Limitation Agreements

Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses, fees for class action, other passive securities litigation and anti-trust claim filing services and such non-recurring and extra ordinary expenses as they may arise) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):

Portfolio	Expense Cap	Expiration
Focused Appreciation	0.90%	April 30, [2020]
Large Cap Blend	0.85%	April 30, [2020]
Large Company Value	0.80%	April 30, [2020]
Domestic Equity	0.75%	April 30, [2020]
Equity Income	0.75%	April 30, [2020]
Mid Cap Value	1.00%	April 30, [2020]
Index 600 Stock	0.35%	April 30, [2020]
Small Cap Value	1.00%	April 30, [2020]
International Growth	1.10%	April 30, [2020]
Research International Core	1.15%	April 30, [2020]
Emerging Markets Equity	1.50%	April 30, [2020]
Short-Term Bond	0.45%	April 30, [2020]
Long-Term U.S. Government Bond	0.65%	April 30, [2020]
Inflation Protection	0.65%	April 30, [2020]
Multi-Sector Bond	0.90%	April 30, [2020]
Asset Allocation	0.75%	April 30, [2020]

Advisory Fee Waiver Agreements

Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, 0.38% on the next $500 million, and 0.36% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Focused Appreciation Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Focused Appreciation Portfolio such that the management fee is 0.66% on the first $100 million of the Portfolio’s average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million and 0.57% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Large Cap Core Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Core Stock Portfolio on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.37% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

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Large Cap Blend Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Blend Portfolio such that the management fee is 0.76% on the first $150 million of the Portfolio’s average net assets, 0.69% on the next $150 million, 0.62% on the next $200 million and 0.56% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Index 500 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 500 Stock Portfolio such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets and 0.18% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Large Company Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Company Value Portfolio such that the management fee for the Portfolio will be 0.70% on the first $100 million of the Portfolio’s average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million and 0.57% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Domestic Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Domestic Equity Portfolio on average net assets over $500 million such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% of the next $150 million, 0.50% of the next $250 million, 0.46% of the next $500 million, and 0.44% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Equity Income Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Equity Income Portfolio such that the management fee is 0.60% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion and 0.52% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Mid Cap Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Growth Stock Portfolio on average net assets over $1 billion such that its management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Index 400 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 400 Stock Portfolio on average net assets over $500 million such that the fee is 0.25% on the Portfolio’s first $500 million of average net assets and 0.20% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Mid Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Value Portfolio such that the management fee for the Portfolio will be 0.79% on the first $150 million of the Portfolio’s average net assets, 0.68% on the next $350 million, and 0.65% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Small Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Value Portfolio on average net assets over $500 million such that the management fee is 0.85% on the first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

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International Growth Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Growth Portfolio on average net assets over $1 billion such that its management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% of the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Research International Core Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Research International Core Portfolio such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

International Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Equity Portfolio such that its management fee is 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.46% on the next $500 million, and 0.40% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Emerging Markets Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 1.00% on the Portfolio’s first $250 million of average net assets, 0.92% on the next $250 million, 0.89% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Government Money Market Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Government Money Market Portfolio on average net assets over $500 million such that its management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020]. In addition, Mason Street Advisors has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Short-Term Bond Portfolio on average net assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Select Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Select Bond Portfolio on average net assets over $2 billion such that the management fee is 0.30% on the first $2 billion of average net assets and 0.28% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Long-Term U.S. Government Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Long-Term U.S. Government Bond Portfolio on average net assets over $500 million such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% on the next $250 million and 0.445% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

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Inflation Protection Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Inflation Protection Portfolio such that the management fee for the Portfolio will be 0.55% on the first $100 million of the Portfolio’s average net assets, 0.50% on the next $150 million and 0.46% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

High Yield Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the High Yield Bond Portfolio on average net assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.30% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Multi-Sector Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Multi-Sector Bond Portfolio such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% of the next $150 million, 0.70% on the next $250 million, and 0.65% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Balanced Portfolio. With respect to the Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. This fee waiver agreement may be terminated by Mason Street Advisors at any time after April 30, [2020].

Asset Allocation Portfolio. With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, [2020].

In periods of market volatility, a Portfolio’s average net assets may decline significantly, causing operating expenses to increase relative to a Portfolio’s average net assets.

Manager of Managers Structure

The Fund and Mason Street Advisors have received an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure. Under this structure, Mason Street Advisors, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Mason Street Advisors has the ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board.

Shareholders will be notified in the event the Fund hires or replaces an unaffiliated sub-adviser. The order also permits the Fund to disclose to shareholders the aggregate fees paid to the sub-adviser(s) by each Portfolio. The manager of managers’ structure does not alter the right of shareholders of a Portfolio to terminate a sub-advisory agreement with an unaffiliated sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Portfolio, nor does it alter the right of shareholders of a Portfolio to approve any change in the management fee structure that increases the management fee paid by the Portfolio to Mason Street Advisors.

Legal Proceedings

Two lawsuits have been filed relating to three of the Portfolios’ investments in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The Unsecured Creditors Committee in the Tribune bankruptcy filed a lawsuit in the U.S. Bankruptcy Court for the District of Delaware on or about December 7, 2010, naming the Fund as a defendant; the other lawsuit was filed by a group of secured creditors in the U.S. District Court for the Western District of Wisconsin on or about June 2, 2011. Subsequently, both cases, along with

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multiple other lawsuits filed by secured creditors of Tribune Company, were transferred to a multi-district litigation proceeding venued in the U.S. District Court for the Southern District of New York. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction, plus interest and attorneys’ fees and expenses. The Index 500 Stock Portfolio, Small Cap Value Portfolio and Equity Income Portfolio received $977,000, $618,000 and $2,873,000, respectively, in the leveraged buyout. The lawsuit filed by the secured creditors has been dismissed, and is being reviewed on appeal by the U.S. Court of Appeals for the Second Circuit. The lawsuit filed by the unsecured creditors has been dismissed by the district court and also is being appealed to the U.S. Court of Appeals for the Second Circuit.

The plaintiffs in the foregoing lawsuits allege no misconduct by the Fund, the Portfolios or management, and management intends to vigorously defend the lawsuits. The Fund cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Portfolios’ respective net asset values.

From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings.

ABOUT YOUR INVESTMENT

How Shares Are Priced

Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost. A Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of these investments may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price.

Debt securities are generally valued on the basis of quotes obtained from broker-dealers or pricing services using evaluated prices based on accepted industry conventions. The pricing service may value a debt security by employing methods that utilize a market model that takes into consideration actual market transactions, broker-dealer valuations, and/or yield data relating to securities with similar characteristics. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the Board or its designee determines the valuation does not reflect the debt security’s fair value. On any day a price is not available for a debt security with a remaining maturity of sixty days or less, such security may be fair valued by reference to the security’s amortized cost. All debt securities of the Government Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Futures contracts are valued at the closing settlement price on the commodities exchange. Options contracts are valued at the last quoted sales price and, if there is no such reported sale, long positions are valued at the most recent bid price, and short positions at the ask price. Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or, if a pricing service is unable to supply a price for a particular swap, pursuant to fair value pricing procedures, which may include the use of broker quotations or valuation models, including those used by the Adviser or a Sub-Adviser.

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With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940, the Portfolio’s NAV is calculated based on the NAVs of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fair Value Pricing

All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors. The possibility of fair value pricing means that changes in a Portfolio’s NAV may not always correspond to changes in quoted prices of a Portfolio’s investments. Fair value procedures may be widely used to value foreign securities.

Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, provide that certain securities will be valued at fair value if such subsequent events are considered likely to have a material effect on the value of a Portfolio’s shares. To help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Directors have authorized the use of a pricing service to assist the Fund in valuing certain securities listed or traded on foreign securities exchanges in the Portfolios in certain circumstances when there is a significant change in the value of potentially related U.S.-traded securities, as represented by, for example, a broad based market index. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to its foreign investments to a significant extent. The Fund may also fair value price certain foreign or domestic portfolio securities in certain other circumstances when market quotations for a security may not be readily available, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when a Portfolio calculated its NAV. Although the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to securities and other types of investments which are not frequently traded, to a significant extent.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.

Taxes And Dividends

Shares of the Portfolios are offered only for funding Annuity Contracts and Life Insurance Policies offered by Northwestern Mutual through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in Annuity Contracts and Life Insurance Policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder, which generally prohibit a Portfolio from investing more than 55% of the value of its assets in any one investment, more than 70% of the value of its assets in any two investments, more than 80% of the value of its assets in any three investments, and more than 90% of the value of its assets in any four investments. For this purpose, all securities issued by the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

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Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Board of Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Government Money Market Portfolio on each business day and annually for each of the other Portfolios. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date unless the separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

—	all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);

—	net short-term capital gain; less

—	all expenses of the Portfolio.

The Statement of Additional Information contains further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT OR POLICY.

INVESTING IN THE PORTFOLIOS

Buying and Selling Shares

All of the outstanding shares of the Portfolios are owned either directly or indirectly by Northwestern Mutual. Shares of the Portfolios may be purchased and redeemed by Northwestern Mutual for its separate accounts that fund Annuity Contracts and Life Insurance Policies. Variable product owners, who own interests in the separate accounts, may not directly purchase and redeem shares of the Portfolios. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.

The Fund typically expects to pay out redemption proceeds requested by Northwestern Mutual within two days following receipt of a redemption request from Northwestern Mutual. Redemption requests are generally paid to Northwestern Mutual in cash, and transmitted by wire transfer. The Fund typically expects to meet redemption requests through reliance on its holdings in cash or cash equivalents, and will employ this method of meeting redemption requests on a regular basis. The Fund reserves the right in its sole discretion to determine whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value selected by the Fund in its sole discretion as permitted under the Investment Company Act of 1940 and the rules thereunder, and the redeeming shareholder will be responsible for disposing of securities and bearing any associated costs.

Pursuant to Rule 22e-3 adopted by the Securities and Exchange Commission, the Government Money Market Portfolio may suspend redemptions and postpone payment of redemption proceeds for longer than the seven-day limit set forth in Section 22(e) of the Investment Company Act of 1940, pending a liquidation of the Portfolio which has been approved by the Fund’s Board in accordance with the conditions of the Rule.

Short Term and Excessive Trading

Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and

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administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio each has significant investments in foreign securities. Portfolios which may have significant investments in small cap securities include the Small Cap Growth Stock Portfolio, the Small Cap Value Portfolio and the Index 600 Stock Portfolio. Certain Portfolios, and in particular the High Yield Bond Portfolio, may have significant investments in high yield securities that are thinly traded. Please see the “Portfolio Summaries” at the beginning of this Prospectus. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

By their nature, insurance company separate accounts, for which purchases and sales of Portfolio shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify market timing activity in the Portfolios. Consequently, to deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control abusive trading practices at the variable product owner level. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.

In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of Northwestern Mutual’s guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”

Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single variable annuity contract or variable life insurance policy during a contract or policy year. A “division” is a sub-account of the separate account which corresponds to a Portfolio of the Fund. Multiple transfers with the same effective date made by the same investor will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same division, excluding the division that corresponds to the Government Money Market Portfolio (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division (excluding the division that corresponds to the Government Money Market Portfolio) will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in future allocations. Once an investor is restricted, he will be allowed one additional transfer into the division that underlies the Government Money Market Portfolio until the next contract or policy anniversary date. Additionally, in accordance with these procedures, Northwestern Mutual may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to investors (e.g., in situations involving a substitution of a Portfolio as an investment option within Annuity Contracts and Life Insurance Policies).

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Northwestern Mutual’s Life Insurance Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by the entity’s employee benefit or similar plan. These policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per contract or policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets requirements established by Northwestern Mutual. Northwestern Mutual reserves the right to monitor or limit transactions involving portfolio rebalancing programs where it believes such transactions may be potentially harmful to a Portfolio.

If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without prior notice. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.

The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities.

Mixed Funding

The shares of each Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts that fund Annuity Contracts and Life Insurance Policies. When a Portfolio sells any of its shares to both variable annuity and variable life insurance separate accounts, it is said to engage in mixed funding. The Portfolios currently engage in mixed funding. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any, should be taken in response. If a material conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. A list of the ten largest holdings for each Portfolio (other than the Government Money Market Portfolio), and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the internet at www.northwesternmutual.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio. The information may be viewed in either the “Life Insurance” or “Annuities” section of the “Insurance” page by following one of the paths below and selecting the specific Portfolio you wish to view:

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•	Life Insurance – Related Links – Underlying Fund Information and Statistics; or

•	Annuities – Related Links – Fund Information.

In addition, information concerning the Government Money Market Portfolio’s holdings, as well as its dollar-weighted average maturity and weighted average life, will be posted on the website five days after the end of each month and will remain posted on the website for six months thereafter. In addition, each day, six-month historical data regarding asset flows, shadow prices, and daily and weekly liquid assets will be posted on the website. The information can be found by following either of the paths shown above and selecting the Government Money Market Portfolio.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios’ financial performance for the past five years (or, if shorter, the period of a Portfolio’s operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not reflect the fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If such fees and expenses were reflected, the total returns in the table would be lower. This information has been derived from financial statements audited by [                        ], whose report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, both of which are available upon request.

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[FINANCIAL HIGHLIGHTS TO BE PROVIDED IN THE 485(b) FILING]

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APPENDIX A - DESCRIPTIONS OF BENCHMARKS AND OTHER INDICES

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons for the various Portfolios. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33 1⁄3%: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High-Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; and JPMorgan® EMBI Global — The benchmark is an equally weighted blend of the following three indices: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; and JPMorgan® EMBI Global. The Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD Index provides a broad-based measure of the global developed markets investment-grade fixed income markets. The BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment-grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. The JPMorgan® EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite Benchmark — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (33%), Russell MidCap Index (11%), Russell 2000 Index (5%), MSCI® EAFE Index (13%), MSCI® Emerging Markets Index (3%), Bloomberg Barclays® U.S. Aggregate Bond Index (24%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (3%).

Balanced Portfolio Blended Composite Benchmark — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000® Index (26%), Russell MidCap Index (9%), Russell 2000 Index (3%), MSCI® EAFE Index (9%), MSCI® Emerging Markets Index (2%), Bloomberg Barclays® U.S. Aggregate Bond Index (41%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (4%).

Bloomberg Barclays® U.S. Aggregate 1-3 Years Index — The Bloomberg Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index — The Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years.

Bloomberg Barclays® U.S. Aggregate Bond Index — The Bloomberg Barclays® U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

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Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index — The Bloomberg Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Bloomberg Barclays® Global Credit Hedged USD Index — The Bloomberg Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays® Long-Term U.S. Treasury Index — The Bloomberg Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

BofA Merrill Lynch® US 3-Month Treasury Bill Index — The BofA Merrill Lynch® US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation – 30% to 50% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation – 50% to 70% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Source: Morningstar®, Inc.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

170      Northwestern Mutual Series Fund, Inc. Prospectus

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Index — The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted, small cap index that measures the performance of the smallest 2000 companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index — The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Index — The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

171      Northwestern Mutual Series Fund, Inc. Prospectus

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

172      Northwestern Mutual Series Fund, Inc. Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this Prospectus, which is available free of charge.

More information about the Fund’s investments is included in the Fund’s annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio’s performance during the previous fiscal period.

To request a free copy of the Fund’s SAI, or current annual or semi-annual report, to request other information about the Fund and to make shareholder inquiries, call us at 1-888-455-2232. In addition, the Fund’s SAI and current annual or semi-annual report, and other information about the Fund, are available free of charge at www.nmseriesfund.com. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

Investment Company Act File No. 811-3990

173      Northwestern Mutual Series Fund, Inc. Prospectus

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2020

NORTHWESTERN MUTUAL SERIES FUND, INC.

Consisting of

EQUITY PORTFOLIOS

GROWTH STOCK PORTFOLIO

FOCUSED APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

LARGE CAP BLEND PORTFOLIO

INDEX 500 STOCK PORTFOLIO

LARGE COMPANY VALUE PORTFOLIO

DOMESTIC EQUITY PORTFOLIO

EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

INDEX 600 STOCK PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

RESEARCH INTERNATIONAL CORE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME PORTFOLIOS

GOVERNMENT MONEY MARKET PORTFOLIO

SHORT-TERM BOND PORTFOLIO

SELECT BOND PORTFOLIO

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

INFLATION PROTECTION PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MULTI-SECTOR BOND PORTFOLIO

ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2020. A free copy of the Prospectus, or current Annual or Semi-Annual Report to Shareholders, may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number 1-888-455-2232. This SAI relates to each series portfolio listed above (each, a “Portfolio” and together, the “Portfolios”).

The financial statements of the Fund and the report of the independent registered public accounting firm thereon are incorporated by reference into this SAI from the Fund’s Annual Report to Shareholders for the year ended December 31, 2019. See “Financial Statements.” No other information is incorporated by reference.

INVESTMENT POLICIES

The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Portfolio’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.

Investment Restrictions

With the exception of a Fund’s limitation on borrowing, investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently the Fund does not avail itself of any SEC exemptive orders or no action letters relieving it from limitations in its investment restrictions, except an exemption from the limitation on industry concentration for its Index 400, Index 500 and Index 600 Stock Portfolios permitting those Portfolios to exceed the limitation to the extent necessary to replicate the indices used as their respective benchmarks, and except as otherwise noted in item 2 under “Operating Policies,” below, relating to the Portfolios’ investments in the securities of certain other investment companies, including exchange-traded funds.

Fundamental Policies. The following investments are designated as fundamental policies.

1.

Industry Concentration. Each Portfolio, other than the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the 1940 Act, and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with the Standard Industrial Classification codes used by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.)

2.

Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent a Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolios’ policies regarding the lending of portfolio securities are described elsewhere in this SAI. The Portfolio may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)

3.

Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. ( Note: This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Portfolio from selling its own shares.)

4.

Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent a Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)

5.

Commodities. A Portfolio may not purchase or sell commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Portfolio.

6.

Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. (Note: This restriction shall not be deemed to prohibit a Portfolio from engaging in the following activities provided liquid assets are earmarked (or margin, collateral or escrow arrangements are established to cover the related obligations as discussed in the “Derivative Instruments – Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations” section of this SAI, below) (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.)

7.

Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: A Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)

8.

Diversification. All of the Portfolios, except the Focused Appreciation Portfolio are classified as diversified investment companies as defined under the 1940 Act. The Focused Appreciation Portfolio is classified as a non-diversified investment company as defined under the 1940 Act. (Note: The term “non-diversified,” means that more than 25% of a Portfolio’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio’s total assets or more than 10% of such securities’ outstanding voting securities.) Any Portfolio that is non-diversified under the 1940 Act would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code of 1986, as amended, discussed in this SAI under “Taxes.”

For purposes of applying Fundamental Investment Restriction number 1, the Fund considers a Portfolio’s investments to be “concentrated” in a particular industry if more than 25% of the Portfolio’s total assets are invested in that industry as classified by Bloomberg L.P. and/or as otherwise provided in the parenthetical note to the restriction. The Fund will also apply its concentration limitation in a manner that capture’s a Portfolio’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities.) Because the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio each pursues an investment strategy which is focused on achieving full replication of the Portfolio’s reference benchmark index, the investments in these Portfolios will be concentrated in a particular industry to the extent that the industry concentration exists in the reference benchmark index.

With respect to Fundamental Restriction numbers 6 and 7, section 18(f) of the 1940 Act provides that it shall be unlawful for any registered open-end fund to issue any class of senior security or to sell any senior security, except that the fund may borrow from a bank if the fund maintains at least 300% asset coverage over all such bank borrowings. The SEC and its staff have taken the position that reverse repurchase agreements, firm commitment agreements, standby commitment agreements, short sales, written options, forwards, futures, and certain other derivatives transactions may involve the issuance of a senior security subject to prohibitions and asset coverage requirements of section 18(f)(1). The SEC and its staff have indicated, however, that they will not object to a fund engaging in such transactions without complying with the asset coverage and other requirements of section 18(f)(1), provided that the fund segregates assets, or otherwise “covers” its obligations under the instruments, consistent with SEC and staff guidance.

Operating Policies

The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.

1.

Securities of Single Issuer. With respect to 75% of its total assets, a Portfolio, other than the Focused Appreciation Portfolio, may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. (Note: For purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.)

2.

Investment Companies. A Portfolio may not purchase the securities of any other investment company, except (a) in compliance with the 1940 Act and applicable regulations promulgated thereunder; and (b) for the Index 600 Stock Portfolio, Balanced Portfolio and Asset Allocation Portfolio, securities of the iShares Trust and iShares, Inc. (collectively, the “iShares® Funds”), pursuant to an exemptive order obtained by the iShares® Funds permitting investment companies meeting the conditions of the exemptive order to invest in securities of the iShares® Funds in excess of the limitations of Section 12(d)(1) and Section 17(a) of the 1940 Act*; and provided further that the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Select Bond Portfolio, Short-Term Bond Portfolio, High Yield Bond Portfolio, Government Money Market Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, and Multi-Sector Bond Portfolio may not, as a non-fundamental policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

3.

Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Government Money Market Portfolio the limit is 5%.

4.

Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. A Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

* iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the Index 600 Stock Portfolio, Balanced Portfolio or Asset Allocation Portfolio.

5.

Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets. (Note: This restriction relates only to borrowing money. Restrictions relating to certain derivatives strategies that may be deemed leverage are governed by Fundamental Investment Restriction number 6 above, relating to Senior Securities.)

6.

Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES

Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes

Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. Each of the Portfolios may invest in variable rate securities.

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades, if consistent with their respective investment objectives and strategies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolios may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch

Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

•

Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

•

Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The second market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed rate bonds.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

Auction Rate Securities

Each Portfolio, other than the Government Money Market Portfolio, may invest in auction rate securities in accordance with its investment objectives and strategies and in accordance with the 1940 Act. An auction rate security is one in which the interest rate or dividend rate, depending on the type of security being auctioned, is initially determined, and subsequently reset, through a Dutch Auction process.

Typically, in a Dutch Auction, a broker-dealer submits bids on behalf of current and prospective investors to the auction agent. Each bid represents the number of shares or par that an investor is looking to purchase, along with the lowest interest rate or dividend rate they are willing to accept in return. The lowest bid rate at which all the shares can be sold at par establishes the auction rate, otherwise known as the “clearing rate”. This rate is paid on the entire issue for the upcoming period. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. This type of auction market, generally, allows issuers access to low-cost financing while providing buyers of auction rate securities with the potential to earn higher yields on their short-term investments.

Auctions are held on a regular basis, typically weekly, monthly, quarterly, or some version thereof, and will only take place if there are enough orders to purchase all securities being sold at the auction. Depending on the type of market or security at auction, the holder of an auction rate security generally has the ability to submit any one of the following orders:

•	Hold - Hold an existing position regardless of the new clearing rate (these securities are not included in auction).

•	Hold at Rate/Roll - Bid to hold an existing position at a specified minimum rate. If the clearing rate is below the bid to hold rate, the securities are sold.

•	Sell - Sell an existing position regardless of the clearing rate set at the auction.

•	Buy - Submit a bid to buy a new position at a specified minimum clearing rate (new buyers or existing holders adding to their position at a specified interest rate).

In the event there are not enough buyers for a specific auction, the auction agent will determine that the auction has “failed.” In a failed auction the clearing rate for all securities automatically resets to the maximum rate defined in the offering documents of the issuer (primarily to compensate those who could not sell their positions because of the failed auction), until the next successful auction. Although they are not required to do so, broker-dealers may enter purchase bids on their own behalf to assist in preventing a failed auction.

There also may be an auction where all existing holders of auction rate securities submit hold orders as described above. In such a scenario, the auction agent will determine that an “All Hold” auction has taken place, and the clearing rate for all securities automatically resets to the All Hold Rate as defined in the offering documents of the issuer, until the next auction. This rate tends to be less than the current market rate an investor could receive had they invested in a similar security outside of the auction rate market.

The primary risk of investing in the auction rate securities market is liquidity risk. In the event of a failed auction, a Portfolio may not be able to sell a position when desired, and may need to continue to hold the position due to the lack of an efficient secondary market until the next successful auction or the legal maturity. A secondary risk of investing in auction rate securities, similar to investing in other types of fixed income securities, is the credit risk of the issuer. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities.

Banking Obligations

The Portfolios may invest in obligations of domestic and foreign banks. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks may also include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

Eurodollar Certificates of Deposit. Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks and foreign banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Brady Bonds

The Portfolios may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Convertible Securities

Each of the Portfolios may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that may be either converted into equity or have their principal written down upon the occurrence of certain “triggers.” Such triggers are generally linked to the inability of the issuing institution to maintain applicable regulatory capital thresholds or to the discretionary action on the part of the issuer’s regulator based upon the regulator’s assessment of the issuer’s ongoing financial viability. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

Economic risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Such deferral or cancellation of the coupons will not cause an event of default. In addition, CoCos often contain both regulatory call and tax call provisions which grant the issuer the right to repurchase the securities under certain conditions, typically tied to negative financial impacts caused by a changing regulatory or tax environment.

Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolios, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

Derivative Instruments

To the extent permitted by its investment objectives and policies, each Portfolio (except the Government Money Market Portfolio) may invest in derivative instruments. Generally, a derivative instrument is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset or market index.

Overview

Uses of Derivatives. There are many different types of derivatives and many different ways to use them. Derivatives can be used for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices, inflation, currency exchange rates and other hedging purposes. Derivatives may also be used for non-hedging purposes, such as to enhance returns, manage or “equitize” cash, employ leverage, earn income, reduce transaction related costs, manage liquidity, and gain exposure to particular securities markets in a way that is more efficient than investing directly in those securities and other directional investments in particular assets. Fixed-income Portfolios may also use derivatives to adjust its portfolio’s duration and yield curve exposure. The return on a derivative may increase or decrease, depending upon changes in the reference asset or index to which it relates. Certain Portfolios may invest in derivatives as part of their principal investment strategies, which are identified in the Prospectus. Other Portfolios may use derivatives to a lesser extent.

General Risks. Derivative instruments are subject to a number of risks:

Management Risk. Like other investments, the ability of a Portfolio to successfully utilize derivatives depends in part upon the ability of the Adviser or Sub-Adviser to effectively assess and forecast market values and other price movements, interest rates, currency movements, and/or other economic factors, as well as the creditworthiness of credit derivatives and counterparties to derivatives transactions. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. Incorrect assessments or forecasts by the Adviser or Sub-Adviser could lead to substantial losses on derivatives positions held by the Portfolio, and the Portfolio might have been in a better position if it had not entered into the transaction at all.

Correlation Risk. The use of derivatives strategies involves the risk of an imperfect correlation, or even no correlation, between price movements of derivative instruments and the underlying asset, rate or index. For example, changes in the value of a hedging instrument may not match those of the investment being hedged. Adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment. There are a number of factors that may prevent a derivative instrument or strategy from achieving desired correlation, including the impact of fees, valuation determinations, liquidity environment, large or unexpected movements in the underlying asset, rate or index, or in the market generally, fluctuations in currency exchange rates, regulatory requirements, and the Portfolios’ investment restrictions and limitations.

Liquidity Risk. Derivatives are subject to the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by an applicable exchange, either of which may make it difficult or impossible to close out a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

Counterparty Risk. The use of derivatives also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (i.e., a counterparty or clearinghouse) or the failure of a counterparty to make required payments or otherwise comply with the terms of the contract. The risk is partially mitigated if collateral or margin has been posted and is held against the position.

Credit Risk. Credit derivatives used by a Portfolio are at risk of loss to the extent that the Portfolio sells a credit default swap on a reference entity that is unable to make principal and interest payments when due or otherwise honor its obligations. The Adviser or Sub-Adviser, through its internal risk management processes, monitors credit risk and seeks to limit risk by restricting the exposure that each Portfolio has to any one credit, where feasible and appropriate.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying assets, reference rate, or index can result in a loss substantially greater than the amount implied by its notional value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments. In addition, a Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

Interest Rate Risk. The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates. The Portfolio may experience loss from such instruments if interest rates move in a direction unanticipated by the Adviser or Sub-Adviser.

Other Risks. Participation in the markets for derivative instruments may also involve transaction costs to which a Portfolio may not be subject absent the use of these strategies. A Portfolio’s ability to use derivatives may also be limited by certain legal, regulatory and tax considerations. Derivatives are also subject to the risk of mispricing or improper valuation. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Portfolio and its counterparty and certain derivative transactions may be terminated by the counterparty or the Portfolio, as the case may be, upon the occurrence of certain Portfolio-related or counterparty-related events, which may result in losses or gains to the Portfolio based on the market value of the derivative transactions entered into between the Portfolio and the counterparty. It may not be possible for a Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. Upon the expiration or termination of a particular contract, a Portfolio may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Portfolio not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Portfolio. Furthermore, after such an expiration or termination of a particular contract, a Portfolio may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. For Portfolios that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed-income securities, changes in the value of the fixed-income securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Furthermore, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Portfolio’s derivative transactions and cause such Portfolio to lose value.

More Information About Types of Instruments, Strategies, and Risks

The Portfolios may purchase and sell (write) both put options and call options on securities, swap agreements, securities indices, and foreign currencies, and enter into interest rate, foreign currency, index and futures contracts and purchase and sell options on such futures contracts (“futures options”) and forward contracts, including forward foreign currency exchange contracts for hedging purposes, or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures, forwards, swaps or options. The Portfolios (and in particular the Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios) may invest in futures and swap agreements to seek to replicate the composition and performance of their target index. The Portfolios (except for the Government Money Market and Long-Term U.S. Government Portfolios) also may purchase and sell foreign currency options, futures, and forwards for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio also may enter into swap agreements with respect to interest rates, and indices of securities. The Portfolios (and in particular, the Inflation Protection Portfolio) may enter into swap agreements to manage and reduce the effects of inflation. In addition, the fixed-income Portfolios may invest in swap agreements and other derivative instruments to adjust their portfolio’s duration and yield curve exposure.

The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Fund would supplement the disclosure in its Prospectus or SAI, if it determined it to be appropriate.

The Portfolios might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Suitable derivative transactions may not be available in all circumstances. More information about the types of derivatives the Portfolios may use and the related risks is discussed in greater detail below.

Options on Securities and Indices.

A Portfolio may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Some put options written by a Portfolio may be primarily for the purpose of providing liquidity to the counterparty and may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Portfolio. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Portfolio will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by a Portfolio. A call option on a security is also “covered” if a Portfolio does not hold the underlying security or have the right to acquire it, but the Portfolio segregates or “earmarks” liquid assets in an amount equal to the value of the underlying security (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if a Portfolio maintains liquid assets in an amount equal to the Portfolio’s net obligation under the option. A call option is also covered if a Portfolio holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if a Portfolio segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restrictions concerning senior securities and borrowings. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Adviser or Sub-Adviser desires.

A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The Portfolios may use a combination of call and put options in pursuing their strategies. Such positions will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

Additional Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American-style option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Portfolio writes a put option, the Portfolio has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Portfolio that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Portfolio and may result in the Portfolio holding the underlying investment for some period of time when it is disadvantageous to do so.

If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio is unable to close out an option that it had purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.

To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio is unable to close out such a call option, the Portfolio will not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options.

Portfolios that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts.

A futures contract is an agreement to buy or sell a financial instrument, foreign currency or the cash value of an index at a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying asset. An option on a futures contract gives the holder of the option the right to buy (or sell) a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Portfolio (except for the Government Money Market Portfolio) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, and security or indices. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indices, financial instruments or foreign currencies may represent new investment products that lack track records.

A Portfolio may purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options. When a purchase or sale of a futures contract is made by such Portfolio, the Portfolio is required to deposit with its custodian (or futures commission merchant, if legally permitted) a specified amount of margin (“initial margin”). The margin required for a futures contract is set by the clearinghouse through which the contract is cleared and may be modified during the term of the contract. Margin requirements on foreign clearinghouses may be different than U.S. clearinghouses. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. Each day a Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.”

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. The transaction costs must also be included in these calculations.

When purchasing a futures contract that cash settles, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, when added to the amounts deposited with a futures commission merchant as margin, are equal to the marked-to-market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract that cash settles, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets equal to the marked-to-market value of the futures contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the custodian).

With respect to futures contracts that “physically settle,” a Portfolio may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or “earmark” liquid assets in an amount equal the Portfolio’s daily marked-to-market (net) obligation, if any; in other words, the Portfolio may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to utilize these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

Additional Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a Portfolio enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Portfolio’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Contracts.

A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. A Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective.

The most typically used type of forward contract is forward foreign currency exchange contracts. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

Additional Risks of Forward Currency Exchange Contracts. These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements.

Each Portfolio (except for the Government Money Market Portfolio) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indices, specific securities, and credit- and event-linked swaps. Each Portfolio (and in particular the Inflation Protection Portfolio) may enter into swap agreements to manage or reduce the risk of the effects of inflation with respect to its positions in non-inflation indexed securities. A Portfolio also may enter into options on swap agreements (“swaptions”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearinghouses. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a specific security, a basket of securities, or a securities index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio (except for the Government Money Market Portfolio) may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Portfolios may engage in variance swaps.

Most types of swap agreements entered into by the Portfolios will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

A Portfolio also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Portfolio. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Portfolio may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Portfolio will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or liquid assets or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Mandatory exchange-trading and clearing is occurring on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser and the Sub-Advisers will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolios ability to enter into swap agreements.

Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Portfolios’ ability to use swap agreements. The swaps market is subject to increasing regulations. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that the Adviser or Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Portfolio. If the Adviser or Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

A Portfolio also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Portfolio may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that the Adviser or Sub-Adviser will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Portfolio enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Portfolio. If this occurs, the Portfolio will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Portfolio will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

A Portfolio’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Portfolio, if applicable). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.

The Portfolios will comply with guidelines established by the SEC and/or its staff with respect to asset coverage of derivative obligations. These guidelines may, in certain instances, require segregation or “earmarking” by a Portfolio of cash or liquid securities on its books or with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligations), equals its net obligation. A derivative transaction will not be considered to constitute the issuance of a “senior security” by a Portfolio under Fundamental Investment Restriction number 6 (See “INVESTMENT POLICIES – Investment Restrictions” above), and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio earmarks or otherwise covers the transaction in accordance with applicable SEC and staff guidance.

As a general matter, with respect to derivatives that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the full notional amount of the derivatives contact. With respect to derivatives that are required to “cash settle,” however, a Portfolio may set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the notional amount of the derivative. By setting aside assets equal to only its net obligation under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the derivative.

Asset coverage may be achieved by other means and amounts set aside or earmarked to cover open derivative positions may change when consistent with applicable regulatory authority. As a result, a Portfolio may earmark or segregate amounts less than, or equal to, the notional amount of the derivatives used depending on a number of factors, such as the settlement practices of certain derivatives, the ability of the Portfolio to control its obligations through active management of certain derivative contracts prior to expiration, and the existence of specific language negotiated with futures commission merchants and OTC counterparties related to the Portfolio’s inability to physically settle certain derivatives contracts. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that asset coverage, earmarking or segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Regulatory Impact.

Additional government regulation of various types of derivative instruments, including futures, forwards, options and swap agreements, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Portfolio to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolios engage in derivative transactions could also prevent the Portfolios from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolios or the ability of the Portfolios to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the clearinghouses are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Portfolios may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

The federal banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The compliance date was September 1, 2016, for the beginning of the phasing-in of the initial margin requirements for the firms that are very active in the swaps market, and only about twenty of the largest swap dealers were affected on that date. As of March 1, 2017, variation margin requirements would be applicable to all financial end-users, including the Portfolios that enter into uncleared swaps, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020. As of that date, financial end users with a “material swaps exposure” of $8 billion in notional value will be subject to initial margin requirements for uncleared swaps.

On September 17, 2019, the federal banking regulators proposed rules that, among other things, that seeks to modify the above phase-in period for initial margin requirements by extending the phase-in compliance date for financial end users with a “material swaps exposure” of between $8 billion and $50 billion in notional value to September 1, 2021. The proposed rules have not yet been adopted and may still be changed or withdrawn.

On November 25, 2019, the SEC proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Portfolios. The proposed rules have not yet been adopted and therefore the full extent of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of a Portfolio’s use of derivatives, which could have an adverse impact on such Portfolio.

In addition, under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions, in the event of a counterparty’s (or its affiliate’s) insolvency, the Portfolios’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Portfolios could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act, margin or bail-in regulations on any of the Portfolios. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated thereunder may negatively impact a Portfolio’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Portfolio or its counterparties may impact that Portfolio’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Portfolios, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors.

Status Under the Commodity Exchange Act.

In February 2012, the CFTC adopted amendments to certain of its regulations under the CEA that provide an exclusion from registration as a “commodity pool operator” (“CPO”) for registered investment companies that use futures contracts and options thereon. The CFTC rules previously permitted unlimited futures transactions and options thereon, so long as the fund had claimed the applicable exemption or exclusion from registration as a CPO by making a notice filing with the National Futures Association (“NFA”); swap contracts were not previously regulated by the CFTC. The Portfolios described in and subject to this SAI have previously claimed and have historically relied upon the exclusion from CPO registration applicable to registered investment companies. Under the amended rules, the exclusion from CPO registration for registered investment companies is available only if the registered investment company uses futures contracts, options thereon, and certain swaps solely for “bona fide hedging” purposes (as defined by the CFTC), or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. Also, in adopting the amendments, the CFTC clarified that the investment adviser to the registered investment company, rather than the company itself, is the entity subject to registration and regulation as a CPO if the applicable exemption or exclusion, as amended, is no longer available. Investment advisers required to register as a CPO under the amended rules will be required to operate the entity in compliance with certain disclosure, reporting and recordkeeping requirements. The CFTC has also issued a limited extension to certain qualifying fund operators from the obligation to register as a CPO until the later of June 30, 2013, or six months after the effective date (or compliance date, if later) of the CFTC’s issuance of revised guidance regarding the application of the CFTC de minimis thresholds to fund of funds positions. The Adviser has filed with the CFTC to avail itself of this extension from the CPO registration requirements with respect to the Portfolios and, therefore, neither the Portfolios nor the Adviser with respect to the Portfolios are subject to registration or regulation as a CPO as of the date of this SAI. The Fund and the Adviser intend to operate under the de minimis threshold and avoid CPO registration with respect to the Portfolios. Accordingly, until the guidance is finalized, it is unclear how the Fund’s fund of funds positions will be treated for purposes of the de minimis thresholds but it is possible that the Portfolios will be restricted in their use of CFTC covered instruments.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index portfolio losses, industry indices, or readings of scientific instruments rather than specific actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Private Placement Transactions and Illiquid Assets” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Firm Commitment Agreements, “When Issued” Securities and Delayed-Delivery Transactions

Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction, or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, cash or cash equivalents or other liquid assets of an aggregate current value sufficient to make payment for the securities. For more information on segregation, see the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio. When the Portfolios engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities, Foreign Currencies, Foreign Interest Rates, Depositary Receipts, and Synthetic Local Access Instruments

Investors should recognize that investing in foreign markets involves certain risks, including but not limited to those discussed below. For additional risks related to foreign investments, see “Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments.”

Foreign Securities. Each Portfolio may invest in foreign securities, subject to the limitations of its investment objective and strategies.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the

U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issuers domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.

Emerging Markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Emerging market countries include countries determined by the Adviser or Sub-Adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if the adviser determines that the company meets one or more of the following criteria: the company (1) is organized under the laws of, or has its principal office in an emerging market country; (2) has its principal securities trading market in an emerging market country; and/or (3) derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

Frontier Markets. Investments in emerging markets may include, in some cases, investments in a sub-set of emerging markets known as frontier markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. While certain Portfolios may invest in emerging market issuers, no Portfolio, with the exception of the Emerging Markets Equity Portfolio, will invest in frontier market issuers as a principal investment strategy.

China Investing, Generally. In addition to the risks of investing in foreign securities and emerging markets described above, investing in China presents additional risks. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented many years ago and could return to the prior, completely centrally planned, economy. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. The Chinese economy has grown rapidly in the past but there is no assurance that this growth rate will be maintained. Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Portfolios.

China Investing, Directly Through Stock Connect Programs. Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities. In recent years, non-Chinese investors, including mutual funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Portfolio’s rights with respect to the securities. Investing in China A shares through Stock Connect Programs may be limited by aggregate and daily quota limitations. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. As of the date of this SAI, the Emerging Markets Equity Portfolio plans to invest in China A shares through Stock Connect Programs.

Foreign Currency. Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Interest Rates. To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.

Depositary Receipts. The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets. Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker-dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.

Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker-dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.

High Yield, High Risk Bonds

Each of the Portfolios, except the Government Money Market Portfolio, may invest in high yield, high risk bonds, commonly referred to as “junk” bonds. The total return and yield of junk bonds generally can be expected to fluctuate more than the total return and yield of higher quality, shorter term bonds, but may not fluctuate as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Investments in securities rated below investment grade that are eligible for purchase by certain Portfolios are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser and Sub-Adviser do not rely solely on credit ratings when selecting debt securities for the Portfolios, and develop their own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may retain the security if the Adviser or Sub-Adviser deems it in the best interest of shareholders.

Hybrid Instruments

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except for the Government Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes” above for additional information.

There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.

Inflation-Indexed Bonds

The Portfolios may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a Portfolio holding these securities will fall. Investors in the Portfolios should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, those changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Initial Public Offerings; Smaller Capitalization Companies; Unseasoned Issuers

Each Portfolio may participate in initial public offerings. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. For IPO offerings in which the Adviser or Sub-Adviser of a Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the Adviser’s or Sub-Adviser’s discretion. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Investment Company Securities And Exchange Traded Funds

The Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder. Investment companies may include index based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Each of the Balanced and Asset Allocation Portfolios (the “Allocation Portfolios”) pursue the equity component of their investment strategies by investing its assets in one or more of the following other Fund Portfolios: Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Equity Portfolios (the “Underlying Portfolios”). Each of the Allocation Portfolios pursue the fixed income component of their investment strategies by investing its assets in one or more of the following other Fund Portfolios: Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, and Multi-Sector Bond Portfolio (each also an “Underlying Portfolio”). In addition, each of the Allocation Portfolios may invest in ETFs to gain additional exposure to certain markets, sectors, or regions as alternatives to investments in Underlying Portfolios, and for other purposes, described in the Prospectus. For more information about the Underlying Portfolios, please see the Fund’s Prospectus.

Loans (including Senior Loans) and Other Direct Debt Instruments

Each of the Portfolios may invest in fixed and/or floating rate loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet redemptions in a timely manner. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s or Sub-Adviser’s (as applicable) research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.

The Portfolios limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

The Portfolios, and in particular the Multi-Sector Bond Portfolio, may also invest in “senior loans.” Senior loans are loans made to companies whose creditworthiness is speculative and is rated below investment-grade by the major credit rating agencies, or determined to be of comparable quality by the Adviser or Sub-Adviser. Senior loans are privately negotiated between a corporate borrower and one or more financial institutions and made available for investment in the bank loan market. A Portfolio may invest in senior loans directly by assignment of the loan from the lender or indirectly through the purchase of a participation interest from the lender. Under a loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the borrower. Under a loan participation, the Portfolio will have a contractual relationship with the lender, not with the borrower, and will generally have the right to receive payments of principal and interest to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Investments in senior loans usually pay higher yields compared to investment-grade loans. The higher yields of senior loans represent the risk premium associated with lending to below investment-grade borrowers.

To the extent the Portfolios invest in senior loans, including bank loans, the Portfolios may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and, a senior loan may lose significant market value before a default occurs. A Portfolio may also be subject to greater levels of liquidity risk as a result of this type of investment. In addition, the senior loans in which a Portfolio invests may not be listed on any exchange and a secondary market for such loans may be comparatively limited relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for the senior loans and/or may result in a Portfolio not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Portfolio. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to a Portfolio. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in other senior loans or similar instruments that pay lower interest rates. Because of the risks involved in investing in senior loans, an investment in a Portfolio that invests in such instruments should be considered speculative.

Money Market Instruments

Each Portfolio is authorized to invest up to 100% of its total assets in short-term money market obligations for temporary defensive purposes. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% (5% for the Government Money Market Portfolio) of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.

Government Money Market Portfolio Investments. With respect to the Government Money Market Portfolio’s purchase of money market instruments, Rule 2a-7 under the 1940 Act prescribes certain investment limitations to control credit risk and interest rate risk.

As a “government money market portfolio” as defined under Rule 2a-7, the Government Money Market Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. In addition, the securities purchased by the Government Money Market Portfolio are subject to the quality, diversification, and other requirements of Rule 2a-7 and other SEC rules. For example, Rule 2a-7 limits a money market fund to investing in securities that have remaining maturities of 397 calendar days or less. Also, the Government Money Market Portfolio must maintain a dollar weighted average maturity of no more than 60 calendar days. For purposes of the foregoing limits, the Government Money Market Portfolio may calculate maturity of certain adjustable rate securities in accordance with applicable regulation, which permits the Portfolio to deem the maturity of certain securities to be the next interest readjustment date or the next date that the principal amount can be recovered through demand. In addition, the Government Money Market Portfolio must maintain a dollar weighted average life to maturity without regard to interest readjustment dates of no more than 120 calendar days. The Portfolio only purchases securities that present minimal credit risk as determined by management.

Mortgage-Backed Securities; Asset-Backed Securities; Other Pass-Through Securities

The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.

The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high yield securities, the risks associated with high yield/high risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.

The most common type of pass-through securities are mortgage-backed securities. Interests in pools of mortgage related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage related security, the volatility of such security can be expected to increase.

Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the government’s senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In February 2011, plans were announced to wind down FNMA and FHLMC and reduce the Federal government’s involvement in the mortgage market. In August 2011, Standard and Poor’s Rating Services (“S&P”) downgraded the long-term sovereign credit rating on the U.S. to “AA+” from “AAA,” and subsequently downgraded the credit rating of debt issued by FNMA and FHLMC to “AA+,” an indication of this reliance on the U.S. government. More recently, however, reports indicate that FNMA and FHLMC are returning to profitability. Notwithstanding these recent developments, much uncertainty continues. Discussions among lawmakers are on-going about the future of FNMA and FHLMC as they consider multiple options, including elimination. FNMA and FHLMC also are subject to several continuing legal actions and investigations over certain public disclosure and corporate governance matters. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will be successful in ensuring that FNMA and FHLMC will be able to meet their obligations with respect to the debt and mortgage-backed securities they issue. Further, there can be no assurance that U.S. Government intervention or legislation related to mortgage-backed securities will cause the risks associated with investment in such securities to decrease. The instability and reduced liquidity in financial markets over recent periods, particularly in credit and fixed income markets, may continue or get worse, and the U.S. Government may change or end its initiatives aimed at supporting mortgage-backed securities markets. Such events could adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolios’ industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage related securities, the Portfolios take the position the mortgage related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

The residential mortgage market in the United States has experienced difficulties over the last few years that may adversely affect the performance and market value of certain of a Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in recent years and may continue to increase, and a decline in or flattening of housing values (as has been experienced in recent years and may continue to be experienced in may housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent years. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities in recent years, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order of Series A, B, C, and Z Bonds. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities. As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Roll Transactions. A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

A Portfolio will segregate or “earmark” cash, U.S. Government securities or other liquid assets consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio’s restrictions on borrowings.

A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Portfolio. For a further description of mortgage-backed securities, see “Pass-Through Securities” above.

Credit Risk Transfer Mortgage-Backed Securities. Credit risk transfer mortgaged-backed securities are issued by FNMA (called Connecticut Avenue Securities) and FHLMC (called Structured Agency Credit Risk debt notes). Unlike the standard traditional mortgaged-backed securities issued by FNMA and FHLMC, which protect investors from the risk that home buyers will stop making timely payments on their mortgages (i.e., mortgage default or credit risk), the credit risk transfer mortgaged-backed securities are unguaranteed and unsecured by FNMA and FHLMC. As such, some or all of the mortgage default or credit risk associated with those securities are transferred to the investors. As a result, investors like the Portfolios that hold these securities could lose some or all of their investment in these securities if the underlying mortgages default.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage Related Securities” and “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have a limit on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The Long-Term U.S Government Bond Portfolio and the Multi-Sector Bond Portfolio may invest in residual interest bonds. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid. The Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio have adopted a policy under which the respective Portfolio may invest no more than 5% of its total assets in any combination of mortgage related and other asset-backed IO, PO, inverse floater securities, or residual interest bonds.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e.; determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.

The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g.; failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Portfolio may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations” (“CDOs”) above). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Municipal Bonds

A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally exempt from federal income tax. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. In order for interest payments received by holders of industrial development bonds to be exempt from federal income tax, they must constitute a qualified bond, as defined in section 141 of the Code. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). Issuers of Build America Bonds can elect whether to offer a tax credit to the buyer or receive a direct payment from the federal government equal to 35% of the interest costs. The federal tax credit or interest subsidy continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.

Build America Bonds are subject to the same types of risks as other municipal bonds. However, because Build America Bonds are a relatively new form of municipal financing, it is difficult to predict the extent to which a market for the bonds will develop. As a result, Build America Bonds may experience greater illiquidity than other municipal obligations. In addition, because the ability of municipalities to issue Build America Bonds was not extended beyond December 31, 2010, the number of Build America Bonds available in the market is limited and there can be no assurance that Build America Bonds will be actively traded. Illiquidity may negatively affect the value of the bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.

Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds were reduced. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. The federal government could eliminate or further reduce the subsidy in the future. The recent reduction to the subsidy and any further reduction or elimination increases the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolios and the value of a Portfolio could be affected. Also, changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Bond Insurer Risk. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser or Sub-Adviser gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent a Portfolio holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. A Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities. Certain of the insurance companies that provide insurance for municipal securities may also provide insurance for other types of securities, including higher risk securities such as subprime mortgages. If the value of such other securities declines and/or the issuer defaults, such events increase a bond insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been downgraded, others may be downgraded in the future, and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Private Investments in Public Equity (PIPEs)

Certain Portfolios may also make private investments in public equity, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by a company that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the company’s publicly traded securities.

Shares acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration in accordance with rules under the 1933 Act. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Portfolio’s investments. Even if the Portfolio is able to have securities acquired in PIPEs registered or sell such securities through an exempt transaction, the Portfolio may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Because PIPEs involve private placement transactions, see also “Private Placement Transactions and Illiquid Assets” below.

Private Placement Transactions and Illiquid Assets

Each Portfolio may invest up to 15% (except the Government Money Market Portfolio which may invest up to 5%) of its net assets in securities deemed to be illiquid, which may include private placement transactions. For the purpose of determining each Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the board of directors of the Fund. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Investing in Rule 144A securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. A Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the board of directors of the Fund. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer. With respect to sub-advised Portfolios, the Adviser takes into account the views of the Sub-Adviser with respect to the foregoing factors.

Real Estate Investment Trusts

The Portfolios may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. When a Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio. Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to satisfy the specific requirements under the Code that allow REITs to pass through income to shareholders without paying tax at the entity level, and failing to maintain their exemptions from the 1940 Act. The Portfolios are not eligible for a deduction from dividends received from REITs that is available to individuals who invest directly in REITs. REITs are also subject to interest rate risks.

Repurchase Agreements

Each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amounts to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio if the other party to the repurchase agreement defaults), it is the policy of each Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meet the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Securities subject to repurchase agreements in which the Government Money Market Portfolio invests are limited to cash, and obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent necessary to operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with Northwestern Mutual.

Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Adviser or Sub-Adviser, as applicable, shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.

Reverse Repurchase Agreements

Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment, which may be considered a form of borrowing. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. To the extent a Portfolio covers its commitment under a reverse repurchase agreement by the segregation or “earmarking” of assets, such an agreement will not be considered a “senior security” by the Portfolio and will not be subject to the 300% asset coverage test otherwise applicable to borrowings by the Portfolio. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

Reverse Convertible Notes

The Portfolios may invest in reverse convertible notes. A reverse convertible note is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.

In addition to the risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall, causing the value of the note to drop. Further, reverse convertible notes do not have the same appreciation potential as the underlying equity securities (usually common stocks) to which they are linked because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. Because a Portfolio may deliver the underlying security prior to note maturity, a Portfolio investing in reverse convertible notes has the potential for principal loss as reverse convertible notes are not principal-protected. Reverse convertible notes are not exchange traded, and the secondary market may be illiquid, making them illiquid and increasing the Portfolio’s reliance on the issuer’s ability to meet its obligations to make payments of principal and interest.

Securities Lending

Each Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions up to the limit permitted by the 1940 Act and the rules and regulations thereunder (currently, up to 33 1/3% of a Portfolio’s total assets). The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. To the extent a loan is collateralized by cash, such collateral is invested by the Portfolio in short-term investments to earn interest in accordance with the Portfolio’s investment policies. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities on Restricted Lists

A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Adviser (or Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of the Adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.

Short Sales

The Portfolios may engage in short sales. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender.

A Portfolio may engage in short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price.

If the value of a security sold short increases between the time the short sale is made and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will experience a gain. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may affect short sales. There are certain transaction costs associated with short selling. Any gain will be decreased, and any loss increased, by such transaction costs. In addition, a Portfolio may incur interest and/or dividend expense to the extent it engages in short sales.

A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. Until the Portfolio replaces the borrowed security, the Portfolio will earmark liquid assets in the amount of its obligation in the short sale transaction to the extent the obligation is not otherwise covered through ownership of the underlying security. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. In a short sale against the box, if the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio will lose the opportunity to participate in the gain.

Special Purpose Acquisition Companies

The Portfolios may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC generally maintains its assets (less a portion retained to cover expenses) in a trust account until an acquisition that meets the requirements for the SPAC is completed. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Standby Commitment Agreements

The Portfolios may acquire standby commitments. Under a standby commitment, the liquidity provider would agree to purchase at the Portfolio’s option specified securities at their amortized cost value to the Portfolio plus accrued interest, if any. (Standby commitments acquired by the Portfolio may also be referred to as a “demand feature”.) Standby commitments for securities may be exercisable by the Portfolio at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. The Portfolio’s right to exercise standby commitments will be unconditional and unqualified. Standby commitments are provided in the form of letters of credit (LOCs), standby purchase agreements (SBPAs) or similar commitments. The standby commitment is typically provided by a bank or the issuer of a security.

Risks associated with standby commitments include potential liquidity and credit risk in the event and to the extent the credit worthiness of the issuer of the standby commitment deteriorates and the provider is not able to honor its obligation. The Portfolio will enter into standby commitments only with providers that, in the Sub-adviser’s opinion, present minimal credit risks. The Portfolio’s ability to exercise a standby commitment will depend on the ability of the provider to meet its obligations under the standby commitment. The Sub-adviser continuously monitors providers of standby commitments on its approved lists.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

1.	Student Loan Marketing Association,
2.	Federal Home Loan Banks,
3.	Federal Intermediate Credit Banks, and
4.	the Federal National Mortgage Association.

U. S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the FNMA, the Federal Home Loan Banks (“FHLBs”) and the FHLMC are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

Warrants

Each of the Portfolios may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon, Step Coupon And Pay-In-Kind Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute most of its investment company taxable income, which includes the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

SPECIAL RISK RELATED TO CYBER SECURITY

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Northwestern Mutual, the Fund, the Adviser, Sub-Advisers, custodians, intermediaries and other affiliated or third-party service providers may adversely affect the Fund and contract owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. There can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. Factors that might cause portfolio turnover rates to vary include, for example, market and economic factors, and portfolio re-positioning in response to a shift in investment strategy or outlook. [The 2019 portfolio turnover rate for the International Equity Portfolio was elevated due to investment strategy adjustments, but is anticipated to revert to a normal historical turnover rate range for the upcoming fiscal year.] The portfolio turnover rate for the Index 600 Stock Portfolio is generally anticipated to be higher than that of its underlying benchmark index, the S&P SmallCap 600® Index, due to the Portfolio’s use of exchange-traded funds in an attempt to achieve full replication.

For periods ending 2018 and 2019, the portfolio turnover rates for the Portfolios were:

Portfolio Turnover Rate	2019		2018
Growth Stock		%	48.87%
Focused Appreciation		%	7.12%
Large Cap Core Stock		%	64.61%
Large Cap Blend		%	25.22%
Index 500 Stock		%	4.16%
Large Company Value		%	60.83%
Domestic Equity		%	14.33%
Equity Income		%	16.57%
Mid Cap Growth Stock		%	32.73%
Index 400 Stock		%	18.23%
Mid Cap Value		%	61.68%
Small Cap Growth Stock		%	52.15%
Index 600 Stock		%	37.83%

Portfolio Turnover Rate	2019		2018
Small Cap Value		%	22.36%
International Growth		%	33.34%
Research International Core		%	24.38%
International Equity		%	31.04%
Emerging Markets Equity		%	16.67%
Short-Term Bond		%	41.45%
Select Bond		%	293.74%
Long-Term U.S. Government Bond		%	42.53%
Inflation Protection		%	22.87%
High Yield Bond		%	22.94%
Multi-Sector Bond		%	37.42%
Balanced		%	27.29%
Asset Allocation		%	32.14%

The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates. For the Select Bond and Long-Term U.S. Government Bond Portfolios, the portfolio turnover rate excludes the impact of mortgage dollar roll transactions. For the Long-Term U.S. Government Bond Portfolio, the portfolio turnover rate excludes the impact of financing transactions.

As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the Board, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the Portfolio’s turnover rate for the year in which the change occurs may increase from its normal rate due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s turnover rate may be higher or lower than its rate in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change Effective November 14, 2019, a new Sub-Adviser was appointed to manage the Growth Stock Portfolio. The portfolio turnover rate for the Growth Stock Portfolio for 2019 may be elevated due to the transition of the Portfolio to the new Sub-Adviser.

MANAGEMENT OF THE FUND

General

Under state law and the Fund’s By-laws, the Fund’s Board of Directors (the “Board”) is responsible for overseeing the operations of the Fund. The business, affairs and property of the Fund are managed under the direction of the Board. The Board is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Advisers where applicable and the officers of the Fund. The Board is currently comprised of eight directors. Information about the directors and officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.

Board Leadership Structure

In addition to the Board’s general duties, the 1940 Act (which governs the operations of mutual funds such as the Fund), requires that the board perform a “watchdog” function and imposes substantial responsibilities on the Board to ensure that the interests of shareholders are adequately protected. The Board has chosen a leadership structure which it believes provides an appropriate means for it to fulfill its management oversight and fiduciary functions and responsibilities, given the characteristics and circumstances of the Fund.

The Board has appointed a Chairman who presides at all meetings of the Board. The Chairman is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. That is, the Chairman is also an executive officer of Northwestern Mutual, the parent of the investment adviser to the Fund. The Board has determined that an “interested person” as Chairman, with his detailed knowledge of the investment management business in general and of insurance products and the operations of Northwestern Mutual and Mason Street Advisors, the Fund’s investment adviser, in particular, is well suited to assist the Board in fulfilling its responsibilities. The Board also believes, and has experienced, that having an “interested person” as Chairman does not diminish a board culture conducive to decisions favoring the long-term interests of Fund shareholders, particularly in light of the other characteristics discussed below.

The President of the Fund, and not the Chairman of the Board, is the chief executive officer of the Fund. As chief executive officer, the President has general charge of the business affairs and property of the Fund and general supervision over its other officers. The Board believes this division of responsibilities furthers the independent oversight of management.

Seven of the eight directors are not “interested persons” as defined in the 1940 Act (“Independent Directors”). Constituting over 85% of the Board, the Independent Directors control the actions of the Board (including the appointment and replacement of the Chairman). In addition to a Chairman, the Board has also appointed a lead Independent Director to provide for leadership of the Independent Directors, and to assure that they fulfill their independent watchdog functions. The lead Independent Director presides at private sessions of the Board at which only Independent Directors are present, serves as a liason for legal counsel to the Independent Directors, serves as a liason with whom other Independent Directors may raise issues and suggest topics of potential Board-wide interest, or for future private sessions of the Independent Directors, and serves as a single point of communication between the Board and management or the chairperson between meetings.

Board Committees

The Fund has established a Nominating Committee, an Audit Committee, an Investment Oversight Committee, and a Regulatory and Compliance Committee. As of the date of this SAI, the Nominating, Audit and Investment Oversight Committees were comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, each of whom is an Independent Director, and the Regulatory and Compliance Committee was comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Ribbens, and Ullmann.

The Nominating Committee is authorized to select and nominate those directors of the Fund who are not “interested persons” of the Fund. While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations submitted by shareholders of the Fund. Shareholders desiring to have the Nominating Committee consider a potential candidate must submit such nomination in writing to the Secretary of the Fund at 720 E. Wisconsin Ave, Milwaukee, WI 53202. While the Nominating Committee does not have a formal process for identifying and evaluating nominees, it seeks to identify candidates based on the criteria set forth in its charter. These criteria encompass a candidate’s independence, business and professional experience, education, other board and leadership experience, character, how the candidate’s particular skills would enhance overall Board composition and such other factors as the Committee may deem relevant from time to time. The Nominating Committee meets when necessary to consider the nomination of new directors. The functions of the Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee are discussed below, under “Board Role in Risk Oversight.”

Board Role in Risk Oversight

The Board carries out its risk oversight function at both the full Board and committee level. As described in more detail below, the Board provides direct oversight of most matters, but has delegated specific oversight functions for certain matters to the Board’s Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee.

The Board provides oversight of general risk management functions performed by or for the benefit of the Fund through the oversight of the Fund’s Risk Management Plan. The Fund’s Risk Management Plan identifies key risks for the Fund and the business owners of such risks, assesses the risks, and sets forth the plan to deal with the risks (including risk mitigation, control and monitoring.) The Board reviews the policies and processes relied on and used by management to assess and manage the Fund’s exposure to major risks through the receipt of periodic reports from management on the Fund’s risk management practices, key risks affecting the Fund and how these key risks are being monitored and managed. The Board also oversees and discusses matters relating to investment risk, receiving and reviewing quarterly reports on the overall markets, Fund performance, investment management processes and techniques used, attribution analyses, risk/return attributes, diversification, derivatives usage and compliance, and summaries of counterparty exposure. Finally, the Board reviews issues relating to the valuation of securities held in the various Portfolios. As part of each Board meeting, the Board receives a presentation from the Fund’s Pricing Committee and reviews minutes of Pricing Committee meetings held during the prior quarter. In addition, the Board reviews reports relating to the fair valuation of Portfolio securities provided as part of the Pricing Committee’s materials.

The Board has established an Audit Committee, comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, and chaired by Ms. Hanson, to provide oversight over the integrity of the Fund’s financial statements. In support of this role, the Audit Committee has direct access to the Fund’s Principal Executive and Senior Financial Officers, internal auditors and independent accountants. The Audit Committee, which meets quarterly in conjunction with the Fund’s regularly scheduled Board meetings, oversees the selection of the Fund’s independent registered public accounting firm and reviews other services provided by such firm. Four meetings of the Audit Committee were held during the fiscal year ended December 31, 2019. The Audit Committee also receives periodic reports from Northwestern Mutual’s Enterprise Risk Assurance Department (“ERA”) on the status of its Audit Plan, which provides information relating to ERA’s ongoing examinations of a variety of operational, regulatory and legal risks.

The Board has established an Investment Oversight Committee, comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, and currently chaired by Mr. Ullmann, to oversee the process for evaluating the Fund’s Adviser and Sub-Advisers. The Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. Four meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2019. On an ongoing basis, the Investment Oversight Committee reviews reports detailing the short and long term performance of each Portfolio as well as Portfolio rankings and ratings. In connection with the investment advisory contract renewal process, the Investment Oversight Committee meets with the Adviser and each Sub-Adviser in person and/or via teleconference and reviews materials submitted by the Adviser and Sub-Advisers as well as summaries prepared by the Adviser relating to the adviser’s overall business, organization and management structure, the investment objective, philosophy and investment process relating to the Portfolio, Portfolio performance, benchmark performance comparison, peer rankings and ratings, fees and expenses, style consistency, use of complex securities, management teams, compliance matters, and other operational issues.

The Board has established a Regulatory and Compliance Committee comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Ribbens, and Ullmann, and chaired by Ms. Brown, to oversee the administration of the Fund’s compliance program and implementation of the Fund’s compliance policies and procedures, and to monitor legal and regulatory developments that could have a significant impact on the Fund. Four meetings of the Regulatory and Compliance Committee were held in the fiscal year ended

December 31, 2019. The Committee receives compliance summaries on a quarterly basis, as well as formal compliance reports prepared by the Fund’s chief compliance officer (“CCO”) at least annually. The Fund’s CCO has a direct line of communication to the Board’s lead Independent Director. In addition, the CCO meets with all of the Independent Directors in private session at least annually, or more frequently as determined from time to time by the CCO, the Board’s lead Independent Director, or both, in connection with each of the Fund’s regularly scheduled quarterly meetings.

Board Member Qualifications

The Board believes that it, collectively, possesses the appropriate skills and experience to oversee the Fund’s operations. Each Board member shares certain general attributes, including high ethical standards, attention to detail and an ability to work in a group decision making environment. However, the directors also have a balanced and diverse, though complementary, set of relevant skills and experience that assists the Board, as a body, to fulfill its oversight responsibilities.

Mr. Joelson has extensive investment management experience and a significant knowledge of insurance products gained through various roles both within and external to Northwestern Mutual. Mr. Joelson joined Northwestern Mutual in 2012 as Chief Investment Officer, in which role he oversees the management of Northwestern Mutual’s general account investment portfolio and is responsible for each of Northwestern Mutual’s investment departments. Prior to joining Northwestern Mutual, Mr. Joelson served as Chief Investment Officer for Genworth Financial as well as Prudential Financial, where he spent the majority of his career and held several other roles. Mr. Joelson’s investment experience includes familiarity not only with the whole spectrum of investment asset classes, but also with risk management, investment strategy, analytics and leadership development. Mr. Joelson, who holds an M.B.A. in finance and accounting and serves on the audit committee of Conning Holdings Corporation, also brings additional experience in financial and accounting matters to the Board. As a member of Northwestern Mutual’s executive leadership team, Mr. Joelson brings a unique and valuable viewpoint to the Board.

Ms. Allison brings an in-depth knowledge of the operational issues of mutual funds and the mutual fund industry in general, through her past experience as the founder, director and Chief Executive Officer of a mutual fund service provider and, prior thereto, her responsibility for the creation, launch and on-going management of a regional banking firm’s mutual fund family. Through these past responsibilities she also brings a broad understanding of mutual fund financial reporting. Ms. Allison also brings investment management experience through her past position as a portfolio manager of personal trust portfolios and fixed income common trust funds, and additional mutual fund industry experience through her current service as a director for another mutual fund company, including her service as the chair of the mutual fund company’s audit committee.

Mr. Huffman has substantial investment experience with a focus on fixed income investments, and a broad base of knowledge of the investment management business and the securities markets, through his current role as co-founder and managing partner of a registered investment adviser, and his prior role as regional head of fixed income sales for a large investment banking firm.

Ms. Brown brings business management experience gained in part through her current position as Chief Executive Officer of the Girl Scouts of Wisconsin, as well as her prior position as Vice Chancellor, Finance and Administrative Affairs of the University of Wisconsin, Milwaukee, the second largest university in Wisconsin, and her previous experience as chief operating officer at Milwaukee Area Technical College (“MATC”), Wisconsin’s largest two-year community based technical college. Through her legal background, and her previous role as General Counsel at MATC and other legal positions, Ms. Brown brings critical thinking and legal analysis skills and an ability to easily grasp and identify legal and regulatory issues.

Ms. Hanson brings particular experience in financial and accounting matters gained through her prior position as Chief Financial Officer of Aurora Health Care (“Aurora”), in which capacity she was responsible for capital and operating budgets, accounting, and financial reporting for Aurora, and her prior position as chief financial officer for a health insurance company and as audit manager for

PricewaterhouseCoopers LLP. Ms. Hanson also brings particular experience in the financial services industry and investments through her current role as a member of the State of Wisconsin Deferred Compensation Board, prior chair of Aurora’s investment committee, her current service as a director and independent chair of the board of directors for another mutual fund company and her prior position as Deputy Executive Director of the State of Wisconsin Investment Board.

Mr. Gerber brings significant experience in corporate finance and accounting matters gained through his prior positions as Executive Vice President and Chief Financial Officer of TD Ameritrade Holding Corporation (TD Ameritrade) where he oversaw investor relations, business development, certain treasury functions and finance operations, and as audit manager primarily focusing on public companies for Coopers & Lybrand, now known as PricewaterhouseCoopers LLP. Mr. Gerber also brings experience in the asset management industry through his prior position as a Manager of Amerivest Investment Management, LLC, a registered investment adviser and wholly owned subsidiary of TD Ameritrade. Through his position as a director of a public operating company, where he serves on the compensation, audit, and nominating and corporate governance committees, he also brings a different perspective on corporate governance. He also has experience with operational issues.

Mr. Ribbens brings significant business experience in the asset management industry through his current role as Member and Partner of a Wisconsin registered investment adviser, and through his former role as President and Managing Partner of Heartland Advisors, Inc., a registered investment adviser, where he oversaw day to day operations of the firm and its strategic direction. His experience with investment teams, particularly on the equity side, and his role in product creation were perceived to be helpful in the evaluation of the firm, investment personnel, process and performance provided by the Fund’s sub-advisers. He also brings valuable experience through his role as a member of the investment committee of a prior employer and in other areas of the investment management industry, including distribution, brokerage and insurance sales.

Mr. Ullmann brings significant investment experience in the fixed income markets, particularly structured products and mortgage-backed securities, gained through his previous experience as an executive officer and leader within the fixed income divisions of a number of financial services firms. Mr. Ullmann also has a strong working knowledge of the equity markets, gained in part through his work as chief operating officer of the global research division of a major investment bank. He also brings a broad base of knowledge of the investment management business and securities markets through his experience with mutual fund, bank, insurance and hedge fund clients, and has familiarity with risk management, regulatory and compliance issues gained through previous experience and as founder and principal of DMU Financial Consulting, LLC, a financial services consulting firm. His experience with building and assessing teams is perceived to be particularly helpful when evaluating the capabilities of the Fund’s sub-advisers.

Compensation of Officers and Directors

Pursuant to the Amended and Restated Advisory Agreement with the Fund dated April 30, 2012, Mason Street Advisors, LLC, the investment adviser to the Fund, is responsible for the compensation of its personnel and the personnel of the Fund, except for the compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff (or a portion thereof relating to their duties and functions for the Fund if they serve multiple roles), among other expenses. For more information, see “Investment Advisory and Other Services – The Adviser” below.

During fiscal 2019, the Independent Directors then in office were paid for their services as directors of the Fund, a total of $145,000 per year, consisting of an $85,000 retainer and per meeting fees of $15,000 per regular meeting. The lead Independent Director receives an additional fee of 20% of the annual base director fee and the chairs of the Audit, Regulatory and Compliance, and Investment Oversight Committees each receive an additional fee of 10% of the annual base director fee. For each telephonic Board meeting in a calendar year in excess of two, an additional fee of $2,000 per meeting is paid as compensation. Director compensation is established by the directors and is reevaluated annually, typically at its meeting in February. The Fund may reimburse the directors for certain expenses associated with their attendance at, and participation in, meetings of the Board, and continuing education expenses.

The table below sets forth the compensation paid by the Fund to the Fund’s CCO and the Independent Directors during the 2019 fiscal year.

Compensation Table

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant[1]	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses[2]	(4) Estimated Annual Benefits Upon Retirement[2]	(5) Total Compensation Paid to Directors in 2019[1]
Independent Directors
Miriam M. Allison Director	$	None	None	$
Christy L. Brown Director	$	None	None	$
William J. Gerber Director	$	None	None	$
Gail L. Hanson Director	$	None	None	$
Robert H. Huffman, III Director	$	None	None	$
David Ribbens Director	$	None	None	$
Donald M. Ullmann Director	$	None	None	$
Officers
Randy M. Pavlick CCO	$	None	None	N/A

1 Compensation amounts shown do not reflect expense reimbursements that may have been paid during the period.

2 The Fund does not maintain or sponsor a pension or retirement plan.

Directors’ and Officers’ Holdings

All of the outstanding shares of each Portfolio are owned by Northwestern Mutual through its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as an affiliated fund of funds). Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable life and variable annuity products, interests in the Portfolios may only be acquired through ownership of one or more of those products. The Independent Directors would no longer be considered independent within the meaning of the 1940 Act if they were to invest in variable contracts issued by Northwestern Mutual.

The table below shows, for each director, the dollar amount of shares of each Portfolio beneficially owned by the director. It also shows the aggregate value of all investments in shares of the Series Fund overseen by the director. Ownership information is presented in the following ranges: A= $0; B= $1 - $10,000; C= $10,001 - $50,000; D= $50,001 - $100,000; and E= over $100,000.

	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Director in Family of Investment Companies
	Name of Portfolio	Dollar Range
Independent Director	N/A	A	A
Miriam M. Allison	N/A	A	A
Christy L. Brown	N/A	A	A
William J. Gerber	N/A	A	A
Gail L. Hanson	N/A	A	A
Robert H. Huffman III	N/A	A	A
David Ribbens	N/A	A	A
Donald M. Ullmann	N/A	A	A
Interested Director	N/A	A	A
Ronald P. Joelson	N/A	A	A

As of December 31, 2019, the directors and executive officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio.

Codes of Ethics

The Fund and Mason Street Advisors, LLC, as well as each of the Sub-Advisers to the Portfolios, have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Approval of the Investment Advisory Agreement

On an annual basis, the directors of the Fund request and evaluate information that they and the Fund’s investment adviser determines to reasonably be necessary for the directors to evaluate the terms of the investment advisory agreement between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s board of directors of each advisory and sub-advisory agreement approved during the reporting period appears in the Fund’s annual and semi-annual shareholder reports.

OWNERSHIP OF SHARES OF THE FUND

All of the outstanding shares of the Fund are held by Northwestern Mutual for its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as affiliated fund of funds) used for funding variable annuity contracts and variable life insurance policies. As of the date of this SAI, no shares were held by Northwestern Mutual for its General Account. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

The tables set forth in Appendix C show the allocation of shares of the Portfolios of the Fund among the separate investment accounts as of March 31, 2020.

The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

Any shares held by Northwestern Mutual in its General Account would represent seed money invested in one or more Portfolios. A redemption by Northwestern Mutual of its seed money in a Portfolio could cause an increase in the portfolio turnover rate of the Portfolio and could increase expenses. Northwestern Mutual would be permitted to redeem its seed money in a Portfolio at any time without notice.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Fund’s investment adviser, Mason Street Advisors, LLC (“Mason Street Advisors”), is a wholly owned company of Northwestern Mutual. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. Northwestern Mutual and its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services. Mason Street Advisors provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to an Amended and Restated Advisory Agreement (the “Agreement”). Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and other advisory clients of Mason Street Advisors. Northwestern Mutual provides related back-office facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement. The Agreement authorizes Mason Street Advisors to employ one or more sub-advisers for the purpose of providing investment management services to each Portfolio.

The Agreement also provides that Mason Street Advisors will provide or procure certain specified services for the Fund. The Agreement permits Mason Street Advisors to delegate some or all of the administrative functions to others, including affiliates. Pursuant to the Agreement, Mason Street Advisors has agreed to assume expenses incurred by it in connection with managing the investment advisory and administrative operations of the Fund (such as office space, facilities and equipment), fees and expenses of the personnel of Mason Street Advisors and the Fund (except compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff that relate to Fund compliance functions), fees of sub-advisers appointed by Mason Street Advisors, and expenses Mason Street Advisors otherwise agrees to assume pursuant to expense cap or reimbursement agreements with the Fund (see “Expense Limitation Agreements” below). All other administrative and operating expenses are the responsibility of the individual Portfolios of the Fund. The Agreement includes an illustrative list of those expenses to be assumed by the Portfolios.

For acting as investment adviser and for providing the services and paying the expenses set forth in the Agreement, Mason Street Advisors is paid a monthly asset based advisory fee at the annual rates set forth in the prospectus for the respective Portfolios. The following table reflects the advisory fees received by Mason Street Advisors for fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, for its services as investment advisor to the Fund.

Name of Portfolio	2019	2018	2017

Growth Stock Portfolio	$	$4,052,884	$3,712,232
Focused Appreciation Portfolio	$	$5,760,573	$5,358,670
Large Cap Core Stock Portfolio	$	$2,466,831	$2,364,305
Large Cap Blend Portfolio	$	$1,295,644	$1,310,003
Index 500 Stock Portfolio	$	$6,338,944	$5,701,537
Large Company Value Portfolio	$	$1,312,493	$1,327,434
Domestic Equity Portfolio	$	$4,271,017	$3,938,844
Equity Income Portfolio	$	$4,817,185	$4,885,911
Mid Cap Growth Stock Portfolio	$	$5,721,638	$5,449,320
Index 400 Stock Portfolio	$	$2,064,810	$1,900,342
Mid Cap Value Portfolio	$	$3,859,127	$3,884,218
Small Cap Growth Stock Portfolio	$	$3,380,630	$3,158,699
Index 600 Stock Portfolio	$	$589,550	$485,574
Small Cap Value Portfolio	$	$5,344,200	$5,345,906
International Growth Portfolio	$	$4,113,213	$3,779,732
Research International Core Portfolio	$	$4,718,817	$4,320,461
International Equity Portfolio	$	$9,420,664	$9,448,839
Emerging Markets Equity Portfolio	$	$6,562,925	$6,028,972
Government Money Market Portfolio	$	$1,275,465	$1,406,471
Short-Term Bond Portfolio	$	$993,747	$941,770
Select Bond Portfolio	$	$8,779,065	$8,512,149

Name of Portfolio	2019	2018	2017

Long-Term U.S. Government Bond Portfolio	$	$585,319	$604,912
Inflation Protection Portfolio	$	$1,810,434	$1,778,653
High Yield Bond Portfolio	$	$3.360.366	$3,307,915
Multi-Sector Bond Portfolio	$	$6,034,270	$5,400,331
Balanced Portfolio	$	$1,120,135	$1,130,589
Asset Allocation Portfolio	$	$136,711	$132,325

Expense Limitation Agreements

Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses, fees for class action, other passive securities litigation and anti-trust claim filing services and such non-recurring and extra ordinary expenses as they may arise) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):

Portfolio	Expense Cap	Expiration
Focused Appreciation	0.90%	April 30, [2020]
Large Cap Blend	0.85%	April 30, [2020]
Large Company Value	0.80%	April 30, [2020]
Domestic Equity	0.75%	April 30, [2020]
Equity Income	0.75%	April 30, [2020]
Mid Cap Value	1.00%	April 30, [2020]
Index 600 Stock	0.35%	April 30, [2020]
Small Cap Value	1.00%	April 30, [2020]
International Growth	1.10%	April 30, [2020]
Research International Core	1.15%	April 30,[2020]
Emerging Markets Equity	1.50%	April 30, [2020]
Short-Term Bond	0.45%	April 30, [2020]
Long-Term U.S. Government Bond	0.65%	April 30, [2020]
Inflation Protection	0.65%	April 30, [2020]
Multi-Sector Bond	0.90%	April 30, [2020]
Asset Allocation	0.75%	April 30, [2020]

Advisory Fee Waiver Agreements

Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, 0.38% on the next $500 million, and 0.36% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Focused Appreciation Portfolio. Mason Street Advisors has agreed to waive its investment management fee relating to the Focused Appreciation Portfolio such that the management fee is 0.66% on first $100 million of the Portfolio’s average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Large Cap Core Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Core Stock Portfolio on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.37% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Large Cap Blend Portfolio. Mason Street Advisors has agreed to waive its investment management fee relating to the Large Cap Blend Portfolio such that the management fee is 0.76% on first $150 million of the Portfolio’s average net assets, 0.69% on the next $150 million, 0.62% on the next $200 million, and 0.56% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Index 500 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 500 Stock Portfolio such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets and 0.18% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Large Company Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Company Value Portfolio such that the management fee is 0.70% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Domestic Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Domestic Equity Portfolio on average net assets over $500 million such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% of the next $150 million, 0.50% of the next $250 million, 0.46% of the next $500 million, and 0.44% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Equity Income Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Equity Income Portfolio such that the management fee is 0.60% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion and 0.52% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Mid Cap Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Growth Stock Portfolio on average net assets over $1 billion such that its management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Index 400 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 400 Stock Portfolio on average net assets over $500 million such that the fee is 0.25% on the Portfolio’s first $500 million of average net assets and 0.20% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Mid Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Value Portfolio on average net assets up to $150 million such that the fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.68% on the next $350 million, and 0.65% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Small Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Value Portfolio on average net assets over $500 million such that the management fee is 0.85% on the first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

International Growth Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Growth Portfolio on average net assets over $1 billion such that its management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% of the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Research International Core Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Research International Core Portfolio such that its management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

International Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Equity Portfolio such that its management fee is 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.46% on the next $500 million, and 0.40% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Emerging Markets Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 1.00% on the Portfolio’s first $250 million of average net assets, 0.92% on the next $250 million, 0.89% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Government Money Market Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Government Money Market Portfolio on average net assets over $500 million such that its management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020]. In addition, Mason Street Advisors has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Short-Term Bond Portfolio on average net assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Select Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Select Bond Portfolio on average net assets over $2 billion such that the management fee is 0.30% on the first $2 billion of average net assets and 0.28% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Long-Term U.S. Government Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Long-Term U.S. Government Bond Portfolio on average net assets over $500 million such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% on the next $250 million and 0.445% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Inflation Protection Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Inflation Protection Portfolio on average net assets up to $100 million such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% of the next $150 million and 0.46% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

High Yield Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the High Yield Bond Portfolio on average net assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.30% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Multi-Sector Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Multi-Sector Bond Portfolio such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.65% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, [2020].

Balanced Portfolio. With respect to the Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. This fee waiver agreement may be terminated by Mason Street Advisors at any time after April 30, [2020].

Asset Allocation Portfolio. With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, [2020].

Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of Mason Street Advisors. Northwestern Mutual provides related facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement.

“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time Mason Street Advisors ceases to be the investment adviser to the Fund or if Mason Street Advisors ceases to be an affiliated company of Northwestern Mutual.

The Sub-Advisers 1

Aberdeen Asset Managers Limited (“Aberdeen”), a Scottish company, whose principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH, provides investment services to the Emerging Markets Equity Portfolio pursuant to an investment sub-advisory agreement. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. The asset management business of Standard Life Aberdeen plc, its affiliates and subsidiaries is referred to herein as “Aberdeen Standard Investments.” Aberdeen PLC, its subsidiaries and affiliates prior to the merger are referred to herein as “Legacy Aberdeen”. For services to the Emerging Markets Equity Portfolio, Mason Street

1 Information set forth in this section includes aggregate advisory fees paid to each sub-adviser for the last three fiscal years as both a dollar amount and as a percentage of net assets of the related Portfolio(s). The figures noted for the percentage of net assets are determined by using the individual Portfolio’s average daily net assets for each of the identified years. In instances where the sub-adviser has served for a partial year, the percentage of net assets is determined by (i) using the Portfolio’s average daily net assets for the portion of the year for which the sub-adviser provided services; and (ii) calculating the fee percentage on an annualized basis.

Advisors pays Aberdeen a fee at an annual rate equal to a percentage of the Portfolio’s average daily net assets of: 0.70% on the first $250 million in assets, 0.65% on the next $250 million, 0.60% on the next $500 million and 0.55% on assets over $1 billion. Aberdeen began providing sub-advisory services to the Emerging Markets Equity Portfolio as of March 24, 2017. Prior to March 24, 2017, Massachusetts Financial Services Company was paid the following amounts for the Emerging Markets Equity Portfolio: $810,593.00 for sub-advisory services from January 1, 2017 – March 23, 2017 equal to 0.57% of net assets. Aberdeen was paid $3,313,841.00 for sub-advisory services March 24, 2017 – December 31, 2017 equal to 0.68% of net assets, $4,504,401.14 for the year ended December 31, 2018 equal to 0.65% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, assets under management for Standard Life Aberdeen plc were approximately $         billion.

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, provides investment services to the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio, pursuant to an investment sub-advisory agreement. American Century has been managing funds since 1958. For the services provided for the Large Company Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.39% on the first $100 million of assets, 0.34% on the next $400 million and 0.30% on assets in excess of $500 million. American Century was paid the following amounts for the Large Company Value Portfolio for the last three years: $779,735.00 for the year ended December 31, 2017 equal to 0.39% of net assets, $710,381.18 for the year ended December 31, 2018 equal to 0.37% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. For the Mid Cap Value Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.55% on the first $50 million of assets, 0.45% on the next $50 million and 0.40% on assets over $100 million. American Century was paid the following amounts for the Mid Cap Value Portfolio for the last three years: $2,248,070.00 for the year ended December 31, 2017 equal to 0.42% of net assets, $2,249,408.83 for the year ended December 31, 2018 equal to 0.42% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. For the Inflation Protection Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.30% on the first $50 million of assets, 0.275% on the next $50 million, 0.25% on the next $150 million and 0.22% on assets over $250 million. American Century was paid the following amounts for the Inflation Protection Portfolio for the last three years: $891,435.00 for the year ended December 31, 2017 equal to 0.25% of net assets, $906,620.90 for the year ended December 31, 2018 equal to 0.25% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, assets under management were approximately $178 billion.

BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Government Money Market Portfolio pursuant to an investment sub-advisory agreement. BlackRock was organized in 1994 to perform advisory services for investment companies. For the services provided for the Government Money Market Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.08% of the Portfolio’s net assets on the first $500 million, reduced to 0.06% on the next $250 million, 0.04% on the next $250 million and 0.03% on assets over $1 billion. BlackRock was paid the following amounts for the last three years: $375,051.00 for the year ended December 31, 2017 equal to 0.08% of net assets, $340,128.07 for the year ended December 31, 2018 equal to 0.08% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, assets under management were approximately $7.4 trillion.

Delaware Investments Fund Advisers (“Delaware”), a series of Macquarie Investment Management Business Trust (“MIMBT”), 2005 Market Street, Philadelphia, Pennsylvania, 19103, serves as sub-adviser for the Domestic Equity Portfolio. MIMBT is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including Delaware. MMHI is a wholly owned subsidiary of Macquarie Group Ltd. (“MGL”). MGL, a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services operates in more than 70 locations in more than 28 countries. Other than Macquarie Bank Limited (“MBL”), Delaware and its affiliates referred to in this document are not authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. Investments in the Domestic Equity Portfolio are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Domestic Equity Portfolio, the repayment of capital from the Domestic Equity Portfolio or any particular rate of return. For services provided on behalf of the Domestic Equity Portfolio, Mason Street Advisors pays Delaware at the annual rate of 0.35% of the first $100 million of the Portfolio assets, 0.30% on the next $100 million and 0.20% on assets in excess of $200 million. Delaware was paid the following amounts for the last three years: $1,863,061 for the year ended December 31, 2017 equal to 0.25% of net assets, $1,907,879.79 for the year ended December 31, 2018 equal to 0.23% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, assets under management were approximately $259 billion.

Federated Investment Management Company (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, provides investment services to the High Yield Bond Portfolio pursuant to an investment sub-advisory agreement. Federated is an indirect, wholly-owned subsidiary of Federated Hermes, Inc. (“FHI”). FHI is a client-driven, multiproduct, and multi-strategy investment manager. FHI provides world-class active investment management and engagement services to more than 11,000 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated Advisory Services Company, an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by High Yield Bond Portfolio. For the services provided for the High Yield Bond Portfolio, Mason Street Advisors pays Federated a fee at the annual rate of 0.40% of the Portfolio’s net assets on the first $50 million of assets, reduced to 0.25% on the next $200 million, reduced to 0.20% on the next $250 million, reduced to 0.15% on the next $500 million, reduced to 0.125% on the next $500 million and 0.10% on assets over $1.5 billion. Federated was paid the following amounts for the last three years: $1,634,221.00 for the year ended December 31, 2017 equal to 0.21% of net assets, $1,653,887.42 for the year ended December 31, 2018 equal to 0.21% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, assets under management were approximately $576 billion.

FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island, 02917, provides investment services to the International Growth Portfolio, pursuant to an investment sub-advisory agreement. FIAM and its FIAM® Group affiliates provide investment management services to institutional investors worldwide. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC. For the services provided on behalf of the International Growth Portfolio, Mason Street Advisors pays FIAM at the annual rate of 0.42% on the first $100 million of the Portfolio’s assets, 0.41% on the next $100 million, 0.39% on the next $300 million, and 0.38% on assets in excess of $500 million. FIAM began providing sub-advisory services to the International Growth Portfolio as of July 31, 2015. FIAM was paid the following amounts for the last three years: $2,469,658.00 for the year ended December 31, 2017 equal to 0.40% of net assets, $2,700,038.40 for the year ended December 31, 2018 equal to 0.39% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, FIAM had approximately $199 billion in assets under management.

Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, serves as sub-adviser for the Large Cap Blend Portfolio of the Fund. FMI has been an investment adviser since 1980. FMI is owned by Ted D. Kellner, Patrick J. English, and certain other key employees. For fee services provided to the Large Cap Blend Portfolio, Mason Street Advisors pays FMI at an annual rate of 0.60% on the first $25 million of the Portfolio’s assets, 0.55% on the next $25 million, 0.45% on the next $50 million and 0.35% on assets in excess of $100 million. FMI was paid the following amounts for the last three years: $780,629.00 for the year ended December 31, 2017 equal to 0.45% of net assets, $757,832.94 for the year ended December 31, 2018 equal to 0.45% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, assets under management were approximately $23 billion.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, provides investment services to the Focused Appreciation Portfolio, pursuant to an investment sub-advisory agreement. Loomis Sayles is a subsidiary of Natixis Investment Managers, L.P., which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Natixis US has 11 principal subsidiary or affiliated asset management firms. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States. For the services provided on behalf of the Focused Appreciation Portfolio, Mason Street Advisors pays Loomis Sayles at the annual rate of 0.365% on the first $500 million of the Portfolio’s assets and 0.35% on assets in excess of $500 million. Loomis Sayles began providing sub-advisory services to the Focused Appreciation Portfolio as of July 31, 2015. Loomis Sayles was paid the following amounts for the last three years: $3,142,468.00 for the year ended December 31, 2017 equal to 0.36% of net assets, $3,377,117.27 for the year ended December 31, 2018 equal to 0.36% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, Loomis Sayles had $297.2 billion in assets under management.

Massachusetts Financial Services Company (“MFS®2”), 111 Huntington Avenue, Boston, Massachusetts 02199, provides investment advisory services to the Research International Core Portfolio. Subject to the supervision of the Board and the Adviser, MFS is responsible for managing the Portfolio’s investments and executing transactions. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS® is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. For fee services provided to the Research International Core Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.50% on the first $250 million, 0.45% on the next $250 million, and 0.40% on assets in excess of $500 million. MFS was paid the following amounts for the Research International Core Portfolio for the last three years: $2,705,491.00 for the year ended December 31, 2017 equal to 0.46% of net assets, $2,958,376.12 for the year ended December 31, 2018 equal to 0.46% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets . As of December 31, 2019, net assets under the management of the MFS organization were approximately $527 billion. As of February 1, 2010, MFS signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and report on activities and progress toward implementing the PRI. While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, provides investment advisory services to the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Subject to the supervision of the Board and the Adviser, PIMCO is responsible for managing the investment activities of the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. For services provided to the Multi-Sector Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.45% on the first $500 million of the

2 MFS® is a registered trademark of Massachusetts Financial Services Company.

Portfolio’s net assets and 0.40% on net assets in excess of $500 million. PIMCO was paid the following amounts for the Multi-Sector Bond Portfolio for the last three years: $3,401,539.00 for the year ended December 31, 2017 equal to 0.44% of net assets, $3,795,690.04 for the year ended December 31, 2018 equal to 0.44% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. For services provided to the Long-Term U.S. Government Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.225% of the Portfolio’s net assets. PIMCO was paid the following amounts for the Long-Term U.S. Government Bond Portfolio for the last three years: $255,787.00 for the year ended December 31, 2017 equal to 0.23% of net assets, $246,025.63 for the year ended December 31, 2018 equal to 0.22% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, assets under management were approximately $1.91 trillion, including $1.49 trillion in third-party client assets. Assets include $14.6 billion in assets of clients contracted with Gurtin Fixed Income Management, LLC, an affiliate and wholly owned subsidiary of PIMCO.

Templeton Investment Counsel, LLC (“Templeton Counsel”), a Delaware limited liability company with principal offices at 300 S.E. 2nd Street, Ft. Lauderdale, Florida 33301, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Portfolio, subject to the general control of the Board. Templeton Counsel is a wholly owned, indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by Mason Street Advisors, compensation at the annual rate of 0.50% on the first $100 million of the average net assets of the International Equity Portfolio, reduced to 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. Templeton was paid the following amounts for the last three years: $4,432,574.00 for the year ended December 31, 2017 equal to 0.25% of net assets, $4,489,512.00 for the year ended December 31, 2018 equal to 0.24% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, assets under management for Franklin Resources Inc. were $698.3 billion.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the Small Cap Value Portfolio, the Equity Income Portfolio, the Short-Term Bond Portfolio and the Growth Stock Portfolio pursuant to investment sub-advisory agreements. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.60% of the Portfolio’s net assets on the first $500 million of assets and 0.55% on assets over $500 million. T. Rowe Price was paid the following amounts for the Small Cap Value Portfolio for the last three years: $3,753,494.00 for the year ended December 31, 2017 equal to 0.59% of net assets, $3,752,264.09 for the year ended December 31, 2018 equal to 0.59% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. For services provided to the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price 0.475% on the first $50 million of the Portfolio’s assets, reduced to 0.425% on the next $50 million. The sub-advisory fee is reset to 0.375% of the Portfolio’s average net assets at $100 million, to 0.325% at $200 million, to 0.30% at $500 million and is 0.275% on assets from $500 million to $1 billion. The sub-advisory fee is reset to 0.275% of the Portfolio’s average net assets at $1 billion and is reset to 0.25% at $1.5 billion. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts. T. Rowe Price was paid the following amounts for the Equity Income Portfolio for the last three years: $2,488,963.00 for the year ended December 31, 2017 equal to 0.31% of net assets, $2,478,806.54 for the year ended December 31, 2018 equal to 0.31% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. For the services provided for the Short-Term Bond Portfolio, Mason Street Advisors pays T. Rowe Price 0.225%

on the first $50 million of the Portfolio’s assets, reduced to 0.175% on the next $50 million. The sub-advisory fee is reset to 0.15% of the Portfolio’s average net assets at $100 million and reset to 0.125% at $250 million. The sub-advisory fee is 0.10% on assets in excess of $500 million, and is reset to 0.10% at $1 billion in assets. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts. T. Rowe Price was paid the following amounts for the Short-Term Bond Portfolio for the last three years: $331,534.00 for the year ended December 31, 2017 equal to 0.12% of net assets, $352,904.28 for the year ended December 31, 2018 equal to 0.12% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. Effective November 14, 2019, T. Rowe Price began providing sub-advisory services to the Growth Stock Portfolio. For the services provided for the Growth Stock Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.50% of the Portfolio’s net assets on the first $50 million of assets, reduced to 0.40% on the next $50 million. The sub-advisory fee is reset to 0.40% of the Portfolio’s average net assets at $100 million. The sub-advisory fee is reduced to 0.375% on assets from $250 million to $500 million, and to 0.35% on assets from $500 million to $1 billion. The sub-advisory fee is reset to 0.30% of the Portfolio’s average net assets at $1.5 billion. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and instances where the schedule provides for a flat fee. Prior to November 14, 2019, Mellon Investments Corporation was paid the following amounts for the Growth Stock Portfolio: $1,825,445.00 for the year ended December 31, 2017 equal to 0.20% of net assets, $1,978,095.53 for the year ended December 31, 2018 equal to 0.20% of net assets and $         equal to     % of net assets for sub-advisory services from January 1, 2019 – November 13, 2019. T. Rowe was paid $         for sub-advisory services November 14, 2019 – December 31, 2019 equal to     % of net assets. A fee discount may apply based on the aggregated annual fees paid on assets managed by T. Rowe Price for the Fund. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2019, assets under management were approximately $1.2 trillion.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, and serves as sub-adviser to the Small Cap Growth Stock Portfolio, the Large Cap Core Stock Portfolio and the Mid Cap Growth Stock Portfolio. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. For services to the Small Cap Growth Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.60% on the first $75 million of assets, 0.50% on the next $75 million, and 0.40% on assets over $150 million. Wellington Management was paid the following amounts for the last three years: $2,571,878.00 for the year ended December 31, 2017 equal to 0.44% of net assets, $2,749,503.66 for the year ended December 31, 2018 equal to 0.44% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. Wellington Management began providing sub-advisory services to the Large Cap Core Stock Portfolio and the Mid Cap Growth Stock Portfolio as of October 27, 2017. For services provided to the Large Cap Core Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.28% on the first $25 million of assets, 0.24% on the next $25 million, 0.20% on the next $150 million and 0.18% on assets over $200 million. Wellington Management was paid the following amounts for the Large Cap Core Stock Portfolio: $205,615.00 for sub-advisory services from October 27, 2017 – December 31, 2017 equal to 0.20% of net assets, $1,127,241.50 for the year ended December 31, 2018 equal to 0.19% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets . For services to the Mid Cap Growth Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.33% on the first $500 million of assets and 0.31% on assets over $500 million. Wellington Management was paid the following amounts for the Mid Cap Growth Stock Portfolio: $627,330.00 for sub-advisory services from October 27, 2017 – December 31, 2017 equal to 0.33% of net assets, $3,516,699.23 for the year ended December 31, 2018 equal to 0.32% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets. As of December 31, 2019, Wellington Management had investment management authority with respect to approximately $1.2 trillion in assets.

Wells Capital Management, Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, provides investment services to the Select Bond Portfolio pursuant to an investment sub-advisory agreement. WellsCap, is a wholly owned subsidiary of Wells Fargo Asset Management Holdings, LLC (WFAM), which in turn is indirectly wholly owned by Wells Fargo & Company (WFC), a publicly listed company. WellsCap is the largest institutional asset manager within WFAM, with 29 independent and specialized investment teams committed to delivering superior investment services to institutional clients around the world. For the services provided for the Select Bond Portfolio, Mason Street Advisors pays WellsCap a fee at the annual rate of 0.15% of the Portfolio’s net assets on the first $500 million of assets, reduced to 0.13% on the next $500 million, reduced to 0.12% on the next $1 billion, reduced to 0.11% on the next $1 billion and 0.10% on assets over $3 billion. WellsCap was paid the following amounts for the last three years: $3,586,938.00 for the year ended December 31, 2017 equal to 0.12% of net assets, $3,690,875.56 for the year ended December 31, 2018 equal to 0.12% of net assets, and $         for the year ended December 31, 2019 equal to     % of net assets . As of December 31, 2019, assets under management were approximately $410 billion.

Northwestern Mutual is the licensee under three License Agreements with Standard & Poor’s, dated as of November 30, 1990, February 19, 1999 and April 27, 2007 for the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, respectively, relating to the Fund. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P®”), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, each of which are determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Custodian and Fund Accountant

State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02110 serves as the Fund’s custodian. The custodian maintains custody of securities and other assets of the respective Portfolios and performs certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

State Street Bank and Trust Company also serves as the fund accountant, providing pricing and valuation services with respect to securities and other investments of each Portfolio, and related services to the Fund.

Independent Registered Public Accounting Firm

[Name and address], is the independent registered public accounting firm for the Fund and performs auditing and tax services for the Fund.

PORTFOLIO MANAGERS

Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.

LEGAL PROCEEDINGS

Any material pending legal proceedings to which the Fund is a party, or to which Mason Street Advisors or a Sub-Advisor is a party that may have a material adverse effect on the Fund, is disclosed in the Fund’s prospectus. From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings.

PROXY VOTING POLICIES AND PROCEDURES

The directors of the Fund have delegated to the Adviser and the Sub-Advisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the Adviser and the respective Sub-Advisers. These policies and procedures, or summaries thereof, are set forth in Appendix F. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling 1-888-455-2232, and on the SEC’s internet site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges, U.S. over-the-counter (“OTC”) markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. Other transactions may be effected in the OTC market. There is generally no stated commission in the case of securities traded in foreign OTC markets, but the price of securities traded in these markets includes an undisclosed commission or mark-up.

In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account factors such as commissions, bid/ask spreads and the services and products to be provided by the broker or dealer, with the view of maximizing value for the Fund and other advisory clients. In effecting purchases and sales of portfolio securities for the account of the Fund, the investment adviser or sub-adviser may pay a higher commission rate than the lowest available rate when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. Overall, each portfolio manager is required to strive for a fair and equitable allocation of securities transactions among his or her accounts. Such allocation decisions are made for each client individually, based on the characteristics of the particular security and “Investment Considerations” of each client, as well for all clients collectively. Investment Considerations is a broad term that includes, but is not limited to, the client’s investment objectives and restrictions, current securities positions, cash available for investment or liquidity needs, and similar factors. Contemporaneous client trades in the same security will generally be aggregated into a single order if the terms are the same, provided the adviser or sub-adviser’s traders believe that aggregation is consistent with the duty to seek best execution. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio it advises to pay certain broker-dealers more than the lowest commission rate in order to receive services that relate to the execution of securities transactions (“Brokerage Services”) and advice, analyses or reports within the meaning of Section 28(e) (“Research Services”), if the investment adviser or sub-adviser determines in good faith that the amount paid is reasonable in relation to the value of the Brokerage and Research Services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive Brokerage and Research Services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). The investment adviser or sub-adviser would, through the use of these Research Services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in the performance of its investment decision-making responsibilities. Research Services provided by broker-dealers are not necessarily utilized for the specific account that generated commissions to the broker-dealer providing such Research Services. Some clients, including fixed income clients, may benefit from the Research Services despite the fact that their brokerage commissions may not be used to pay for those Research Services.

By their nature, certain products or services may be used for both eligible and ineligible research and brokerage purposes. When a product or service has a mixed use, the investment adviser or sub-adviser may use client commissions to pay for the portion of the product or service that constitutes eligible research or brokerage provided the predominant use is eligible. In such event, the investment adviser or sub-adviser will make a reasonable allocation of the cost of the product or service according to its use, will use client commissions to pay for the portion of the product or service that is eligible under Section 28(e), and will pay for the remaining cost of the product or service with its own monies.

The investment adviser or sub-adviser may enter into client commission arrangements with certain broker-dealers under which the investment adviser or sub-adviser may use client commissions to pay for

Research Services provided by an entity other than the executing broker-dealer, including third party broker-dealers and non-broker research providers. Under such arrangements, the executing broker sets aside a portion of the commission paid for the purpose of providing the investment adviser or sub-adviser with certain services that are eligible under Section 28(e).

During the years ended December 31, 2017, 2018 and 2019, each Portfolio paid the following brokerage commissions on agency transactions:

Name of Portfolio	2019	2018	2017
Growth Stock Portfolio	$	$277,055	$405,380
Focused Appreciation Portfolio		78,742	44,467
Large Cap Core Stock Portfolio		216,365	896,894
Large Cap Blend Portfolio		39,857	35,320
Index 500 Stock Portfolio		32,053	45,394
Large Company Value Portfolio		61,399	54,681
Domestic Equity Portfolio		82,364	110,769
Equity Income Portfolio		83,614	144,266
Mid Cap Growth Stock Portfolio		205,707	6,218,504
Index 400 Stock Portfolio		35,777	33,810
Mid Cap Value Portfolio		189,477	178,344
Small Cap Growth Stock Portfolio		249,479	353,035
Index 600 Stock Portfolio		47,455	36,719
Small Cap Value Portfolio		139,880	162,525
International Growth Portfolio		330,557	204,040
Research International Core Portfolio		116,888	270,457
International Equity Portfolio		1,111,390	1,040,984
Emerging Markets Equity Portfolio		162,472	693,744
Government Money Market Portfolio		0	0
Short-Term Bond Portfolio		4,360	5,159
Select Bond Portfolio		0	0
Long-Term U.S. Government Bond Portfolio		4,830	1,002
Inflation Protection Portfolio		12,706	9,689
High Yield Bond Portfolio		0	0
Multi-Sector Bond Portfolio		32,158	17,104
Balanced Portfolio		143,397	71,052
Asset Allocation Portfolio		19,309	9,828

As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the Board, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the amount of brokerage commissions paid by the Portfolio in the year in which the change occurs may increase from its normal level due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s brokerage commissions may be higher or lower than commissions paid in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change. Effective November 14, 2019, a new Sub-Adviser was appointed to manage the Growth Stock Portfolio.

There are no broker-dealers affiliated with the Fund, or affiliates of an affiliate of the Fund that received brokerage commissions from the Fund during its last three fiscal years. From time to time, there may be a commission paid to a brokerage firm that acts as a clearing broker on behalf of (and designated by) an executing broker utilized by the sub-adviser to a Portfolio, and such clearing broker may be affiliated with the sub-adviser.

The chart below identifies each Portfolio’s “regular brokers or dealers” the securities of which were purchased by a Portfolio during the fiscal year ended December 31, 2019, and the value each Portfolio held of such securities as of December 31, 2019. Where a value is listed as zero, the Portfolio did not hold any securities of the indicated broker-dealer as of December 31, 2019. Where the table indicates “N/A,” either the broker was not a “regular broker or dealer” of the Portfolio or the Portfolio did not purchase securities of the broker or dealer during 2019 (though the Portfolio may have held as of December 31, 2019 securities of the indicated broker or dealer that were acquired in prior years). The values and transactions include money market instruments issued by the broker-dealer. If a Portfolio is not listed in the chart below, it did not purchase the securities of its “regular brokers or dealers” during 2019. The dollar values in the chart below are in thousands.

The term “regular broker or dealer” means (i) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Portfolio’s portfolio transactions during the year ended December 31, 2019, (ii) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Portfolio during the year ended December 31, 2019, or (iii) one of the ten brokers or dealers that sold the largest dollar amount of securities of the Portfolio during the year ended December 31, 2019.

Broker	Growth Stock	Focused Appreciation	Large Cap Core Stock	Large Cap Blend	Index 500 Stock	Large Company Value
Bank of America
Bank of New York
Barclays
BNP Paribas
Citigroup
Convergex
Credit Suisse
Deutsche Bank
Ferretti Group
Goldman Sachs
Investment Technology Group
ISI Group
Jefferies
JPMorgan Chase
KeyBanc
Liquidnet
Maxim Group
Morgan Stanley
Oppenheimer & Co
Redburn
Robert W. Baird
Royal Bank of Canada
Sanford C Bernstein
State Street
Suntrust
UBS Securities
Virtu Americas
Wells Fargo
William Blair

Broker	Domestic Equity	Equity Income	Mid Cap Growth	Index 400 Stock	Mid Cap Value	Small Cap Growth Stock
Bank of America
Bank of New York
Barclays
BNP Paribas
BTIG
Canaccord Genuity
Cantor Fitzgerald
Citigroup
Credit Suisse

Broker	Domestic Equity	Equity Income	Mid Cap Growth	Index 400 Stock	Mid Cap Value	Small Cap Growth Stock
Deutsche Bank
Goldman Sachs
ISI Group
Jefferies
JPMorgan Chase
Liquidnet
Morgan Stanley
Raymond James
Royal Bank of Canada
Sanford C Bernstein
Societe Generale
State Street
Stifel, Nicolaus & Co.
Suntrust
UBS Securities
Weeden & Co
Wells Fargo

Broker	Index 600 Stock	Small Cap Value	International Growth	Research International Core	International Equity	Emerging Markets Equity
Bank of America
Bank of New York
Bank of Tokyo
Barclays
BB&T
BMO Financial Group
BNP Paribas
Brown Brothers
CIBC Mellon
Citigroup
Credit Lyonnais
Credit Suisse
Deutsche Bank
Goldman Sachs
Instinet
Investment Technology Group
ISI Group
Jefferies
JPMorgan Chase
Keefe, Bruyette & Woods
Macquarie Bank
Mitsubishi
Morgan Stanley
Nomura
Northern Trust
Royal Bank of Canada
Societe Generale
State Street
Suntrust
UBS Securities
Wells Fargo

Broker	Government Money Market	Short- Term Bond	Select Bond	Long-Term U.S. Government Bond	Inflation Protection	High Yield Bond
Bank of America
Bank of Montreal
Bank of New York
Bank of Nova Scotia
Barclays
BNP Paribas
Citigroup
Credit Agricole
Credit Suisse
Deutsche Bank
Goldman Sachs
HSBC
JPMorgan Chase

Broker	Government Money Market	Short- Term Bond	Select Bond	Long-Term U.S. Government Bond	Inflation Protection	High Yield Bond
Mizuho
Morgan Stanley
Natixis Global
Nomura
Royal Bank of Canada
Scotiabank
Societe Generale
State Street
TD Securities
Wells Fargo

Broker	Multi-Sector Bond	Balanced	Asset Allocation
Bank of America
Barclays
BNP Paribas
Citigroup
Credit Suisse
Deutsche Bank
Goldman Sachs
JPMorgan Chase
Morgan Stanley
State Street
SunTrust Bank
UBS Securities
Wells Fargo

DISCLOSURE OF PORTFOLIO HOLDINGS

The directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.

The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.

Disclosure of Publicly Available Holdings Information

The Fund makes each Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund makes monthly filings on form N-PORT which such filings include each Portfolio’s complete holdings as of the designated month-end date. Form N-PORT filings are normally filed with the SEC within 60 days after the applicable Fund fiscal quarter-end. For Form N-PORT filings for months ended September 30, 2019 and later, complete holdings information for each Portfolio will be made publicly available on the SEC website (www.sec.gov) for the third month of each fiscal quarter. In addition, the Fund makes each Portfolio’s holdings available semi-annually in filings on Form N-CSR. Form N-CSR filings normally are filed with the SEC within 10 days after the Fund transmits its annual and semi-annual reports to shareholders, and are also publicly available on the SEC’s website. Oncea Portfolio’s holdings information is filed with the SEC and made publicly available on the SEC website, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

In addition, a list of the ten largest holdings for each Portfolio (except the Government Money Market Portfolio), the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on Northwestern Mutual’s website (www.northwesternmutual.com). The information may be viewed in either the “Life Insurance” or “Annuities” section of the “Insurance” page following one of the paths below and selecting the Portfolio you wish to view:

•	Life Insurance – Related Links – Underlying Fund Information and Statistics; or

•	Annuities – Related Links – Fund Information.

The Fund may from time to time withhold posting to, or remove from, the website any portion of this information with respect to a Portfolio. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. Once specific holdings information of a Portfolio is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.

The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:

•	the information disclosed is accurate and presented in a manner that is not deceptive or misleading;

•	the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Fund’s website; and

•

no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.

In addition to disclosing holdings information in SEC filings and on the website as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information

Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.

Service Providers. Holdings data may be disclosed to and utilized by the Fund’s and Mason Street

Advisors’ service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e. not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund, Mason Street Advisors, and/or the applicable sub-advisers, as the case may be, based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. As of April 30, 2020, the Service Providers included those listed in Appendix G.

Holdings data for the Portfolios that are sub-advised may also be disclosed by the applicable sub-adviser to the following service providers:

Focused Appreciation Portfolio (sub-advised by Loomis, Sayles & Company, L.P.)

•  Institutional Shareholder Services, Inc., as proxy voting administrator

•  FactSet Research Systems, Inc., in connection with conducting portfolio analytics

•  ICE Data Services, in connection with performing functions related to the liquidity classifications of investments

Large Cap Blend Portfolio (sub-advised by Fiduciary Management, Inc.)

•  Institutional Shareholder Services, Inc., as proxy service provider

•  Advent Software, Inc., in connection with its accounting system utilized by the Portfolio

•  FactSet Research Systems, Inc., in connection with conducting attribution analysis on the Portfolio

Large Company Value Portfolio Mid Cap Value Portfolio Inflation Protection Portfolio (sub-advised by American Century Investment Management, Inc.)

•  Institutional Shareholder Services, Inc., as proxy service provider

•  FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

•  Electra Information Systems, an outsourced provider of middle office services

•  BlackRock Financial Management, Inc and Barclays Bank PLC (POINT), in connection with fixed income analytical services

•  Bloomberg Finance L.P., in connection with fixed income trade order management and compliance

•  Fidelity Corporate Action Solutions, in connection with corporate action management

Domestic Equity Portfolio (sub-advised by Delaware Investments Fund Advisers)	• FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

Growth Stock Portfolio Equity Income Portfolio Small Cap Value Portfolio Short-Term Bond Portfolio (sub-advised by T. Rowe Price Associates, Inc.)

•  Institutional Shareholder Services, Inc., as proxy service provider

•  The Bank of New York Mellon, in connection with fund accounting and middle-office functions

•  Bloomberg L.P. , for analytics, risk, performance attribution and reporting

•  MSCI, Inc., for portfolio liquidity analysis

•  FactSet Research Systems, Inc., for analytics, risk, performance attribution and reporting

Small Cap Growth Stock Portfolio Large Cap Core Stock Portfolio Mid Cap Growth Stock Portfolio (sub-advised by Wellington Management Company LLP)

•  Brown Brothers Harriman & Co., Markit WSO Corporation, Syntel, Inc., Accenture and State Street Bank and Trust Company, in connection with certain operational functions performed for the sub-adviser

•  FactSet Research Systems, Inc., MSCI, Inc, Bloomberg LP and Moody’s Analytics Knowledge Services (formerly Copal Amba), in connection with analytical services provided to the sub-adviser

•  Glass, Lewis & Co., as proxy service provider

International Growth Portfolio (sub-advised by FIAM LLC)	• Institutional Shareholder Services, Inc., as a proxy voting administrator

Research International Core Portfolio (sub-advised by Massachusetts Financial Services Company (MFS))

•  Institutional Shareholder Services, Inc., as proxy service provider

•  FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

•  Bloomberg L.P., and MSCI BARRA, Inc., in connection with conducting attribution analyses on the Portfolios

•  OMGEO, LLC, in connection with software programs utilized by the Portfolios

•  Commcise in connection with consulting services

•  Trade Informatics and Virtu ITG LLC in connection with performing trade cost analysis

•  Charles River Development as systems vendor

•  BBH Infomediary as SWIFT messaging service provider

International Equity Portfolio (sub-advised by Templeton Investment Counsel, LLC)	• Institutional Shareholder Services, Inc. (ISS), as proxy service provider • FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

•  Virtu Financial, Inc., in connection with evaluating quality and cost of Portfolio trade execution

•  Bloomberg L.P., in connection with conducting attribution analyses on the Portfolios and certain operational functions

•  Olive Tree Analytics Solutions (OTAS), in connection with market intelligence, API (application programming interface) and pre-trade/in-trade analytics

Emerging Markets Equity Portfolio (sub-advised by Aberdeen Asset Managers Limited)	• BNP Paribas Security Services, in connection with fund accounting and middle-office services

Long-Term U.S. Government Bond Portfolio Multi-Sector Bond Portfolio (sub-advised by Pacific Investment Management Company LLC (PIMCO))	• State Street Investment Management Solutions, LLC as an outsourced provider of middle office services.

Select Bond Portfolio (sub-advised by Wells Capital Management, Inc.)

•  Bloomberg L.P., in connection with fixed income trading system, analytics, and liquidity modeling

•  Clearwater Analytics, in connection with portfolio reporting

•  Institutional Shareholder Services, Inc./RiskMetrics Group, as proxy service provider

•  Brown Brothers Harriman & Co. (BBH), in connection with standardizing trade data

•  Electra Information Systems, in connection with standardizing custodian data

•  Fidelity Corporate Action, for corporate actions management

•  Factset Research Systems, Inc., in connection with conducting attribution analyses on the Portfolio

High Yield Bond Portfolio (sub-advised by Federated Investment Management Company)

•  The Yield Book, Inc., for analytics & modeling

•  Bloomberg L.P., in connection with trading systems, analytics & modeling

•  FISGlobal, for corporate action notifications

•  Eagle Investment Systems, LLC, portfolio accounting

•  Glass, Lewis & Co., as proxy service provider

•  Electra Information Systems, a partner/provider of solutions and services tailored for reconciliation, data collection and aggregation

•  FactSet Research Systems Inc., for analytics and modeling

•  Sustainalytics U.S. Inc., for ESG data and research, and portfolio analytics

•  MSCI ESG Research LLC, for ESG data and research, and portfolio analytics

The Portfolios have received assurances from each of the Sub-Advisers identified above that these vendors are subject to a duty of confidentiality, which includes the duty not to trade on non-public information.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.

Investment Professionals. Holdings data may be disclosed on an ongoing basis (generally updated monthly within one week of month-end) to certain investment professionals (“Investment Professionals”) solely for the purpose of permitting the selected professionals to consider and propose investment ideas and trading strategies that may benefit the Portfolios. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Investment Professionals that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the foregoing purposes, requiring them to keep the data confidential and stipulating that the data may not be used under any circumstances for the basis of trading. The list of approved Investment Professionals as of April 30, 2020 is included in Appendix G.

Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on a Portfolio’s behalf. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of April 30, 2020 is included in Appendix G.

Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.

Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Fund’s CCO and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures, including obtaining from the recipient, where appropriate, a confidentiality agreement limiting their use of such data, requiring them to keep the data confidential, and stipulating that the data may not be used under any circumstances for the basis of trading.

Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.

Monitoring Procedures

The Holdings Disclosure Policy and Procedures require the Fund’s CCO to: (i) monitor the disclosure and use of portfolio holdings information; (ii) report at least annually to the Fund’s directors on their operation and any material changes to them; (iii) inform the Fund’s service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to portfolio holdings.

The directors of the Fund exercise oversight of disclosure of portfolio holdings information by: (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the CCO of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s CCO pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.

ORGANIZATION AND CAPITAL STOCK

The Fund was incorporated in Maryland on December 22, 1983.

The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

All of the outstanding shares of each Portfolio are owned directly or indirectly by Northwestern Mutual. Shares of each Portfolio are presently being offered and sold only for funding variable annuity contracts and variable life insurance policies offered by Northwestern Mutual. The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

The capital stock of the Fund is divided into twenty-seven classes corresponding to the twenty-seven Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

Each Portfolio is a diversified series of the Fund, except for the Focused Appreciation Portfolio, which is non-diversified. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.

The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio.

The Fund has adopted policies and procedures which govern the pricing of Portfolio securities and other investments. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to the Adviser, Northwestern Mutual and State Street Bank and Trust Company (“State Street”) in its capacity as fund accountant, subject to the oversight of a pricing committee which is comprised of representatives from the Adviser, Northwestern Mutual and Fund officers.

Portfolio securities for which market quotations are readily available are valued at current market value.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Futures contracts are generally valued at the closing settlement price on the commodities exchange. Unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred. Derivatives are valued at prices provided by pricing services or pursuant to fair valuation procedures which may include the use of broker quotations or valuation models, including those used by the Adviser or Sub-Adviser.

Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or, if a pricing service is unable to supply a price for a particular swap, pursuant to fair value pricing procedures, which may include the use of broker quotations or valuation models, including those used by the Adviser or a Sub-Adviser. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchange.

Debt securities are generally valued on the basis of quotes obtained from broker-dealers or pricing services using evaluated prices based on accepted industry conventions. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the Board or its designee determines the valuation does not reflect the debt security’s fair value. On any day a price is not available for a debt security with a remaining maturity of sixty days or less, such security may be fair valued by reference to the security’s amortized cost. Debt securities purchased on a “when issued” basis are valued at the security’s acquisition cost until a price from an independent pricing service becomes available, unless such security is not expected to become freely tradable promptly, in which case the securities will be valued at their fair value as determined in good faith in accordance with procedures adopted by the directors of the Fund.

All debt securities of the Government Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase; and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

The value of a foreign security held by a Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value in good faith as determined by the Adviser in accordance with procedures approved by the directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio, each of which invests primarily in foreign securities, calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation. If events occur which materially affect the value of these foreign securities, they will be valued at fair market value in good faith as determined by the Adviser in accordance with procedures approved by the directors of the Fund. In addition, if on any business day a change in the value of the equity markets exceeds a certain threshold, then each foreign security held by a Portfolio will be valued at its fair value by using a value determined by an independent pricing agent rather than using the last closing price of such foreign security on its principal overseas market. A value determined by an independent pricing agent will also be used to fair value foreign securities held by a Portfolio on any day when a foreign market is closed due to a local holiday or other scheduled closure, but the New York Stock Exchange is open. This description of issues and practices for the International Growth, International Equity, the Research International Core and the Emerging Markets Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Portfolio’s net asset value is calculated based on the net asset values of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith in accordance with procedures adopted by the directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.

The Government Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio’s securities. Accordingly, if net losses on the Portfolio’s securities for a given period exceed income after expenses, the net asset value per share of Government Money Market Portfolio capital stock will decline. The Board may take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

Payment for the shares redeemed must be made within seven days after receipt of a redemption request in good order. The Fund typically expects to pay out redemption proceeds within two days following receipt of a redemption request in good order. The right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.

TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio, except the Government Money Market Portfolio, will distribute net capital gains annually to ensure it qualifies for tax-free treatment of capital gains under Subchapter M of the Code. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Code.

To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers (other than other regulated investment companies) which the Portfolio controls and which are engaged in the same or similar trades or businesses, or in one or more qualified publicly traded partnerships.

A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.

If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards. Amounts are in thousands.

Portfolio	Carryforward

Emerging Markets Equity Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

All other portfolios had no unused capital loss carryforwards.

CALCULATION OF YIELD QUOTATIONS OF THE GOVERNMENT MONEY MARKET PORTFOLIO

The Government Money Market Portfolio’s yield is its current investment income expressed in annualized terms. The Portfolio’s yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

FINANCIAL STATEMENTS

The financial statements, related notes and related report of [_____], independent registered public accounting firm, contained in the Annual Report to Shareholders of the Fund as of December 31, 2019 and for the year then ended are hereby incorporated by reference. Copies of the Fund’s Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2020 (unaudited) may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414) 271-1444, or by visiting the website at www.northwesternmutual.com.

APPENDIX A – Credit Ratings

Description of Ratings as Provided by the Rating Services

As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), (i.e. BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s). Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.

I. FITCH’S

a. Fitch’s Corporate Bonds and Preferred Stock (long-term)

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. Default is a real possibility.

CC

Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;
•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

b. Fitch’s Commercial Paper (short-term)

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted typically on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, or to Long-Term rating categories below ‘B’.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term not programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

‘PIF’: This action indicates that the issue has been “paid-in-full.” As the issue no longer exists, it is therefore no longer rated.

‘NR’: This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued.

‘WD’: Indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.

II. MOODY’S INVESTORS SERVICE, INC.

a. Moody’s Corporate Bonds and Preferred Stock (long-term)

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are to be upper-medium-grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicated is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

b. Moody’s Commercial Paper (short-term)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

III. STANDARD & POOR’S

a. Standard & Poor’s Corporate Bonds and Preferred Stock (long-term)

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and the promise impute.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be virtual certainty, regardless of the anticipated time to default.

C

A ‘C’ rating is assigned to obligations that are currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating, and the obligation is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D

An obligation rated ‘SD” (selective default) or ‘D’ is in default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is used when the default will be a general default and the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is used when the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligation is lowered to ‘D’ or S’D’ if it is conducting a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

b. Standard & Poor’s Commercial Paper (short-term)

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

APPENDIX B - Directors and Officers

The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. The information is as of December 31, 2019, except as otherwise noted.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]

Interested Director
Ronald P. Joelson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Chairman of the Board	2015	Since 2012, Executive Vice President of The Northwestern Mutual Life Insurance Company (NM) and Chief Investment Officer of NM. Prior thereto, Chief Investment Officer of Genworth Financial from 2009 to 2012.	27	None

Independent Directors
Miriam M. Allison c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1947	Director	2006	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies.	27	Director of Wasatch Funds Trust. (17 portfolios)
Christy L. Brown c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1965	Director	2012	Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.	27	None
William J. Gerber c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Director	2017	Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)
Gail L. Hanson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1955	Director	2012	Retired. From February 2011 to April 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.	27	Director of Artisan Partner Funds (15 portfolios)
Robert H. Huffman III c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Director	2007	Since 2004, Co-Founder and CEO of Relative Value Partners Group, LLC, a registered investment adviser.	27	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
David Ribbens c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Director	2017	Since March of 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.	27	None
Donald M. Ullmann c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Director	2017	Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.	27	None

Officers
Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	President	2013

Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors. Prior thereto, Vice President – Operations of Mason Street Advisors from 2004-December 2014 and Treasurer of Mason Street Advisors from 2008-December 2014.

				N/A	N/A
Todd M. Jones 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President, Chief Financial Officer and Treasurer	2015	Since April 2015, Vice President and Controller of Northwestern Mutual. From November 2012 to April 2015, Vice President and Chief Risk Officer of Northwestern Mutual.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Daniel Meehan 720 East Wisconsin Ave. Milwaukee, WI 53202 1973	Vice President – Investments	2012	Vice President of Mason Street Advisors since 2015, Director of Mason Street Advisors from 2007 to 2015.	N/A	N/A
Randy M. Pavlick 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Chief Compliance Officer	2014	Vice President – Managed Investments and Chief Compliance Officer of Mason Street Advisors and Northwestern Mutual Investment Management Company since 2014.	N/A	N/A
Lesli H. McLinden 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	Secretary	2014	Assistant General Counsel and Assistant Secretary of Northwestern Mutual since 2007. Secretary of Mason Street Advisors from 2015 to 2017 and Assistant Secretary since 2017.	N/A	N/A
Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Controller and Chief Accounting Officer	1996	Senior Director of Mutual Fund Administration of Northwestern Mutual since 2002.	N/A	N/A

1 Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal.

2 This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Mr. Joelson is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, because he is an Executive Vice President of The Northwestern Mutual Life Insurance Company, the parent corporation of Mason Street Advisors, LLC, the Fund’s investment adviser.

APPENDIX C - Ownership of Shares of the Fund

The following tables show the allocation of shares of the Portfolios of the Fund among the separate investment accounts as of March 31, 2020. All shares are owned of record.

GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

FOCUSED APPRECIATION PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

LARGE CAP CORE STOCK PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

LARGE CAP BLEND PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

INDEX 500 STOCK PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

LARGE COMPANY VALUE PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

DOMESTIC EQUITY PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

EQUITY INCOME PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

MID CAP GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

INDEX 400 STOCK PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

MID CAP VALUE PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

SMALL CAP GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

INDEX 600 PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

SMALL CAP VALUE PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

INTERNATIONAL GROWTH PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

RESEARCH INTERNATIONAL CORE PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

INTERNATIONAL EQUITY PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

EMERGING MARKETS EQUITY PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

GOVERNMENT MONEY MARKET PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

SHORT-TERM BOND PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

SELECT BOND PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

INFLATION PROTECTION PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

HIGH YIELD BOND PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Balanced Portfolio	shares	%
Asset Allocation Portfolio	shares	%
Total	shares	100%

MULTI-SECTOR BOND PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

BALANCED PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

ASSET ALLOCATION PORTFOLIO

NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%
Total	shares	100%

APPENDIX D - Portfolio Managers

Other Accounts Managed by Portfolio Managers

Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2019, unless otherwise noted.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Daniel J. Meehan	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio Balanced Portfolio Asset Allocation Portfolio	No other registered investment companies	No other pooled investment vehicles	__ other account with million in total assets under management

Joseph A. Travia	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio	No other registered investment companies	No other pooled investment vehicles	__ other accounts with $__ billion in total assets under management

Steve A. Warren	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio	No other registered investment companies	No other pooled investment vehicles	__ other accounts with $__ billion in total assets under management

Antonio T. Docal	International Equity Portfolio	9 registered investment companies with approximately $4.5 billion in total assets under management	3 other pooled investment vehicles with $50 million in total assets under management	6 other accounts with approximately $53 million in total assets under management

Robert A. Vogel, Jr.	Domestic Equity Portfolio

13 registered investment companies with $20.8 billion in total assets under   management.1

registered investment

company with $1.3

billion in total assets which charges an advisory fee based on the performance of the account.

			4 other pooled investment vehicles with $1 billion in total assets under management	28 other accounts with $7 billion in total assets under management

Nikhil G. Lalvani	Domestic Equity Portfolio

14 registered investment companies with $21 billion in total assets under management.1 registered investment

company with $1.3

billion in total assets which charges an advisory fee based on the performance of the account.

			4 other pooled investment vehicles with $1 billion in total assets under management	28 other accounts with $7 billion in total assets under management

Kristen E. Bartholdson	Domestic Equity Portfolio

13 registered investment companies with $20.8 billion in total assets under management.1 registered investment

company with $1.3

billion in total assets which charges an advisory fee based on the performance of the account.

			4 other pooled investment vehicles with $1 billion in total assets under management	28 other accounts with $7 billion in total assets under management

J. David Wagner	Small Cap Value Portfolio	4 registered investment companies with approximately $11 billion in total assets under management	1 other pooled investment vehicle with approximately $3 billion in total assets under management	2 other accounts with $221 million in total assets under management

John D. Linehan	Equity Income Portfolio	16 registered investment companies with approximately $42 billion in total assets under management	18 other pooled investment vehicles with approximately $15 billion in total assets under management	27 other accounts with approximately $6 billion in total assets under management

Aziz V. Hamzaogullari	Focused Appreciation Portfolio	31 registered investment companies with approximately $27 billion in total assets under management	25 other pooled investment vehicles with approximately $10 billion in total assets under management. 2 other pooled investment vehicle with approximately $777 million in total assets which charges an advisory fee based on the performance of the account.	135 other accounts with approximately $23 billion in total assets under management

Phillip N. Davidson	Mid Cap Value Portfolio Large Company Value Portfolio	17 registered investment companies with approximately $18.7 billion in total assets under management	4 other pooled investment vehicles with approximately $1.9 billion in total assets under management	3 other accounts with $86.3 million in total assets under management

Michael Liss	Mid Cap Value Portfolio	18 registered investment companies with approximately $30.1 billion in total assets under management	5 other pooled investment vehicles with approximately $2.8 billion in total assets under management	4 other accounts with $914.8 million in total assets under management

Kevin Toney	Mid Cap Value Portfolio	18 registered investment companies with approximately $30.1 billion in total assets under management	5 other pooled investment vehicles with approximately $2.8 billion in total assets under management	4 other accounts with $914.8 million in total assets under management

Patrick J. English	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

John S. Brandser	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

Andy P. Ramer	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

Jonathon T. Bloom	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

Dain C. Tofson	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

Robert M. Helf	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

Daniel G. Sievers	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

Matthew T. Sullivan	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

Jordan S. Teschendorf	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

Benjamin D. Karek	Large Cap Blend Portfolio	5 registered investment companies with $13.6 billion in total assets under management	6 other pooled investment vehicles with $736 million in total assets under management	1291 other accounts with $8.9 billion in total assets under management

Brian Woglom	Large Company Value Portfolio Mid Cap Value Portfolio	23 registered investment companies with approximately $32.8 billion in total assets under management	6 other pooled investment vehicles with approximately $3.8 billion in total assets under management	5 other accounts with $916 million in total assets under management

Philip Sundell	Large Company Value Portfolio	8 registered investment companies with approximately $6.9 billion in total assets under management	2 other pooled investment vehicles with approximately $942 billion in total assets under management	1 other account with $1.2 million in total assets under management

Hugh Young	Emerging Markets Equity Portfolio	__ registered investment companies with approximately $__ billion in total assets under management	__ other pooled investment vehicles with approximately $__ billion in total assets under management	__ other accounts with approximately $__ billion in total assets under management. __ other accounts with approximately $__ billion in total assets which charge an advisory fee based on the performance of the account.

Devan Kaloo	Emerging Markets Equity Portfolio	__ registered investment companies with approximately $__ billion in total assets under management	__ other pooled investment vehicles with approximately $__ billion in total assets under management	__ other accounts with approximately $__ billion in total assets under management. __ other accounts with approximately $__ billion in total assets which charge an advisory fee based on the performance of the account.

Joanne Irvine	Emerging Markets Equity Portfolio	registered investment companies with approximately $ billion in total assets under management	other pooled investment vehicles with approximately $ billion in total assets under management	other accounts with approximately $ billion in total assets under management. other accounts with approximately $ billion in total assets which charge an advisory fee based on the performance of the account.

Mark Gordon-James	Emerging Markets Equity Portfolio	registered investment companies with approximately $ billion in total assets under management	other pooled investment vehicles with approximately $ billion in total assets under management	other accounts with approximately $ billion in total assets under management. other accounts with approximately $ billion in total assets which charge an advisory fee based on the performance of the account.

Flavia Cheong	Emerging Markets Equity Portfolio	registered investment companies with approximately $ billion in total assets under management	other pooled investment vehicles with approximately $ billion in total assets under management	other accounts with approximately $ billion in total assets under management. other accounts with approximately $ billion in total assets which charge an advisory fee based on the performance of the account.

Eve Tournier	Multi-Sector Bond Portfolio	4 registered investment companies with approximately $13 billion in total assets under management	23 other pooled investment vehicles with approximately $29.8 billion in total assets under management. 3 other pooled investment vehicles with approximately $871.9 million in total assets which charge an advisory fee based on the performance of the account.	23 other accounts with approximately $6.2 billion in total assets under management. 3 other account with approximately $648 million in total assets which charges an advisory fee based on the performance of the account

Daniel J. Ivascyn	Multi-Sector Bond Portfolio	20 registered investment companies with approximately $171.50 billion in total assets under management	7 other pooled investment vehicles with approximately $89.6 billion in total assets under management	17 other accounts with approximately $12.3 billion in total assets under management. 1 other account with approximately $244.9 million in total assets which charges an advisory fee based on the performance of the account.

Alfred T. Murata	Multi-Sector Bond Portfolio	20 registered investment companies with approximately $170.4 billion in total assets under management	12 other pooled investment vehicles with approximately $35 billion in total assets under management	8 other accounts with approximately $2.1 billion in total assets under management

Sonali Pier	Multi-Sector Bond Portfolio	2 registered investment companies with approximately $5.3 billion in total assets under management	7 other pooled investment vehicles with approximately $1.3 billion in total assets under management	21 other accounts with approximately $102.4 billion in total assets under management

Victoria Higley	Research International Core Portfolio	4 registered investment companies with $14 billion in total assets under management	2 other pooled investment vehicles with $187.4 million in total assets under management	1 other account with $136.5 million in total assets under management

Camille Humphries Lee	Research International Core Portfolio	5 registered investment companies with $36 billion in total assets under management	2 other pooled investment vehicles with $187.4 million in total assets under management	1 other account with $136.5 million in total assets under management

Brian Howell	Inflation Protection Portfolio	20 registered investment companies with approximately $18.9 billion in total assets under management	6 other pooled investment vehicles with approximately $2.7 billion in total assets under management	7 other accounts with approximately $1.8 billion in total assets under management

James E. Platz	Inflation Protection Portfolio	17 registered investment companies with approximately $17.8 billion in total assets under management	4 other pooled investment vehicles with approximately $2.4 billion in total assets under management	2 other accounts with approximately $600 million in total assets under management

Robert V. Gahagan	Inflation Protection Portfolio	19 registered investment companies with approximately $18.9 billion in total assets under management	4 other pooled investment vehicles with approximately $2.4 billion in total assets under management	2 other accounts with approximately $600 million in total assets under management

Miguel Castillo	Inflation Protection Portfolio	17 registered investment companies with approximately $17.8 billion in total assets under management	4 other pooled investment vehicles with approximately $2.4 billion in total assets under management	2 other accounts with approximately $600 million in total assets under management

Stephen Rodosky	Long-Term U.S. Government Bond Portfolio	26 registered investment companies with approximately $36.2 billion in total assets under management	6 other pooled investment vehicles with approximately $1 billion in total assets under management	29 other accounts with approximately $8.8 billion in total assets under management. 4 other accounts with approximately $1.1 billion in total assets which charge an advisory fee based on the performance of the account.

Michael Cudzil	Long-Term U.S. Government Bond Portfolio	17 registered investment companies with approximately $16.7 billion in total assets under management	3 other pooled investment vehicles with approximately $3.9 billion in total assets under management	72 other accounts with approximately $44.7 billion in total assets under management. 4 other accounts with approximately $1 billion in total assets which charge an advisory fee based on the performance of the account.

Jed Weiss	International Growth Portfolio	6 registered investment companies with approximately $27.1 billion in total assets under management. 3 other investment companies with approximately $5.4 billion in total assets which charge an advisory fee based on the performance of the account.	4 other pooled investment vehicles with approximately $4 billion in total assets under management	1 other account with $562 million in total assets under management

Larry J. Puglia	Growth Stock Portfolio	9 registered investment companies with approximately $90 billion in total assets under management	23 other pooled investment vehicles with approximately $18 billion in total assets under management	16 other accounts with approximately $7 billion in total assets under management.

Jonathan G. White	Large Cap Core Stock Portfolio	10 registered investment companies with approximately $6 billion in total assets under management. 1 other investment company with approximately $179.1 million in total assets which charges an advisory fee based on the performance of the account.	45 other pooled investment vehicles with approximately $17.8 billion in total assets under management. 7 other pooled investment vehicles with approximately $4.8 billion in total assets which charge an advisory fee based on the performance of the account.	93 other accounts with
approximately $33.3 billion in
total assets  under
management. 13 other
accounts with approximately
$5.8 billion in total assets
which charge an advisory fee
based on the performance of
the account.

Mary L. Pryshlak	Large Cap Core Stock Portfolio	10 registered investment companies with approximately $6. billion in total assets under management. 1 other investment company with approximately $179.1 million in total assets which charges an advisory fee based on the performance of the account.	44 other pooled investment vehicles with approximately $17.8 billion in total assets under management. 7 other pooled investment vehicles with approximately $4.8 billion in total assets which charge an advisory fee based on the performance of the account.	91 other accounts with
approximately $33.2 billion in
total assets under
management. 13 other
accounts with approximately
$5.8 billion in total assets
which charge an advisory fee
based on the performance of
the account.

Philip W. Ruedi	Mid Cap Growth Stock Portfolio	6 registered investment companies with approximately $18.2 billion in total assets under management	3 other pooled investment vehicles with approximately $1.9 billion in total assets under management	14 other accounts with
approximately $2.5 billion in total
assets under  management. 3 other
accounts with approximately
$731.6 million in total assets
which charge an advisory fee
based on the performance of the
account

Mark Whitaker	Mid Cap Growth Stock Portfolio	7 registered investment companies with approximately $17.3 billion in total assets under management	11 other pooled investment vehicles with approximately $2.5 billion in total assets under management. 1 other pooled investment vehicle with approximately $7.1 million in total assets which charge an advisory fee based on the performance of the account	25 other accounts with
approximately $3 billion in
total assets under management.
3 other accounts with
approximately $731.6
million in total assets which
charge an advisory fee based
on the performance of the account

Mammen Chally	Small Cap Growth Stock Portfolio	12 registered investment companies with approximately $16.2 billion in total assets under management	4 other pooled investment vehicles with approximately $860 million in total assets under management	14 other accounts with
approximately $1.6 billion in
total assets under  management.
1 other accounts with
approximately $285 million in
total assets which charges an
advisory fee based on the
performance of the account.

Thomas O’Connor (Effective December 31, 2020, Mr. O’Connor will no longer serve as a co-portfolio manager. All references to Mr. O’Connor are hereby removed as of such date.)	Select Bond Portfolio	8 registered investment companies with approximately $17 billion in total assets under management	5 other pooled investment vehicles with approximately $3.1 billion in total assets under management. 1 other pooled investment vehicle with approximately $50.6 million in total assets which charges an advisory fee based on the performance of the account.	36 other accounts with
approximately $13.5 billion in
total assets under  management.
2 other accounts with
approximately $842 million in
total assets which charge an
advisory fee based on the
performance of the account.

Maulik Bhansali	Select Bond Portfolio	8 registered investment companies with approximately $17 billion in total assets under management	5 other pooled investment vehicles with approximately $3.1 billion in total assets under management. 1 other pooled investment vehicle with approximately $50.6 million in total assets which charges an advisory fee based on the performance of the account.	36 other accounts with
approximately $13.5 billion in
total assets under  management.
2 other accounts with
approximately $842
million in total assets which
charge an advisory fee based
on the performance of the account.

Jarad Vasquez	Select Bond Portfolio	8 registered investment companies with approximately $17 billion in total assets under management	5 other pooled investment vehicles with approximately $3.1 billion in total assets under management. 1 other pooled investment vehicle with approximately $50.6 million in total assets which charges an advisory fee based on the performance of the account.	36 other accounts with
approximately $13.5 billion in total
assets under  management.
2 other accounts with approximately
$842 million in
total assets which charge an
advisory fee based on the
performance of the account.

Mark E. Durbiano	High Yield Bond Portfolio	20 registered investment companies with $13.8 billion in total assets under management	4 other pooled investment vehicles with approximately $323 million in total assets under management	4 other accounts with approximately
$218 million in total assets under
management. 1 other account with
approximately $91 million in total
assets which charges an advisory fee
based on the performance of the
account.

Michael F. Reinartz	Short-Term Bond Portfolio	9 registered investment companies with approximately $10 billion in total assets under management	1 other pooled investment vehicles with approximately $9 billion in total assets under management	9 other accounts with approximately $2 billion in total assets under management

Compensation of Portfolio Managers

Mason Street Advisors, LLC (“Mason Street Advisors”). Mason Street Advisors has adopted a system of compensation for senior personnel, including those with portfolio management responsibilities, that seeks to attract, motivate and retain high quality investment personnel. Compensation for Mason Street Advisors’ senior personnel consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Each employee is also eligible to participate in benefit plans and programs available generally to all employees of Northwestern Mutual, the parent corporation of Mason Street Advisors.

At the end of the year, each employee’s performance is evaluated on a variety of factors including a subjective evaluation of competencies and behaviors deemed important to achieving Mason Street Advisors’ overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, complexity of investment strategies, team building efforts and successes, risk management initiatives and leadership contributions. For those personnel with portfolio management responsibilities, consideration also is given to the historic investment performance of accounts managed by such personnel. However, compensation is not increased or reduced based on a formula tied to actual or comparative investment performance.

Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. When awarded, long-term variable pay grants are credited to a deferred account that accrues interest on the balances.

Aberdeen Asset Managers Limited (“Aberdeen”). Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary – Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus – The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

American Century Investment Management, Inc. (“ACI”). As of December 31, 2019, the portfolio managers’ compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The base salary is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The Russell 1000® Value Index is used to measure investment performance for portfolio managers of the Large Company Value Portfolio, and the Russell Mid-Cap® Value Index is used to measure investment performance for portfolio managers of the Mid Cap Value Portfolio. Investment performance is not measured relative to a benchmark for portfolio managers of the Inflation Protection Portfolio. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment discipline, such as global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.

A portion of some portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.

Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Delaware Investments Fund Advisers (“Delaware”). Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages, including the Domestic Equity Portfolio. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team, including each of the named portfolio managers of the Domestic Equity Portfolio, have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one, three and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. The comparative indices used to measure portfolio manager compensation for the Domestic Equity Portfolio are the Lipper Large-Cap Value fund universe and the Russell 1000® Value index. Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain Macquarie Investment Management funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Federated Investment Management Company (“Federated”). Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the fund’s benchmark (i.e., Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the fund or other accounts or activities for which Mr. Durbiano is responsible when his compensation is calculated may be equal or can vary.

In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable fixed-income accounts. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one IPP group (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP group. At the account level, the weighting assigned to the fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

FIAM LLC (“FIAM”). Jed Weiss is the portfolio manager of the International Growth Portfolio and receives compensation for his services. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based (i) on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those funds and accounts over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the FIAM investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of the strategy is based on the pre-tax investment performance of the strategy measured against the MSCI EAFE Growth Index (Gross), and the fund’s pre-tax investment performance within the Morningstar Foreign Large Growth Category. The portfolio manager also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

Fiduciary Management, Inc. (“FMI”). The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Large Cap Blend Portfolio or the value of the Large Cap Blend Portfolio’s assets. The following tables outline the forms of compensation paid to each portfolio manager as of December 31, 2019.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Patrick J. English	Salary	FMI	Mr. English’s salary is based upon the revenues of the FMI. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

John S. Brandser	Salary/Bonus	FMI	Mr. Brandser’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Andy P. Ramer	Salary/Bonus	FMI	Mr. Ramer’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Jonathan T. Bloom	Salary/Bonus	FMI	Mr. Bloom’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Robert M. Helf	Salary/Bonus	FMI	Mr. Helf’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Daniel G. Sievers	Salary/Bonus	FMI	Mr. Sievers’ salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Matthew T. Sullivan	Salary/Bonus	FMI	Mr. Sullivan’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Jordan S. Teschendorf	Salary/Bonus	FMI

Mr. Teschendorf’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Benjamin D. Karek	Salary/Bonus	FMI	Mr. Karek’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Dain C. Tofson	Salary/Bonus	FMI	Mr. Tofson’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in long-term incentive plans

(annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He is compensated according to the overall performance of the strategy. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s Chief Investment Officer and senior management review the components annually.

In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be here on the vesting dates in order to receive the deferred bonus.

Massachusetts Financial Services Company (MFS®). MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary. Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Victoria Higley and Camille Humphries Lee, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Pacific Investment Management Company LLC (“PIMCO”). PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

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Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

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Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

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The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

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The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

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The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund’s partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.

Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Templeton Investment Counsel, LLC (“Templeton”). Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%), restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by Templeton. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Templeton and/or other officers of Templeton, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

∎	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
∎	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
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Additional long-term equity based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.

T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

The table below indicates the primary performance benchmarks used to determine portfolio manager compensation. Compensation is generally based on the performance of a similarly managed portfolio. T. Rowe Price may also consider other broad-based market benchmarks to evaluate portfolio manager performance and determine compensation.

Portfolio	Benchmark
Growth Stock	Russell Growth 1000 Index
Equity Income	Lipper Equity Income Funds Average, Morningstar Large Value, Russell 1000 Value Index
Short-Term Bond	Barclays 1-3 Year U.S. Government/Credit Bond Index
Small Cap Value	Lipper Small Cap Value Funds Average, Morningstar Small Value, Russell 2000 Value Index

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Wellington Management Company LLP (“Wellington Management”). Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreements between Wellington Management and Mason Street Advisors, LLC related to Small Cap Growth, Large Cap Core Stock and Mid Cap Growth Stock Portfolios. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2019.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the Fund’s prospectus who are primarily responsible for the day-to-day investment management of the Funds(the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for other Portfolio Managers is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mary Pryshlak and Jon White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Ruedi, Whitaker, and Ms. Pryshlak are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Small Cap Growth Stock Portfolio	Russell 2000 Growth Index
Mid Cap Growth Stock Portfolio	Russell MidCap® Growth Index

Wells Capital Management, Inc. (“WellsCap”). The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, WellsCap also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

WellsCap’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, WellsCap further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Conflicts of Interest

Mason Street Advisors, LLC (“Mason Street Advisors”). Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

One method by which Mason Street Advisors seeks to manage such competing interests is to have portfolio managers focus on a particular investment discipline. In general, most other accounts managed by a portfolio manager for a similar mandate are managed using the same investment strategies that are used in connection with the Portfolio managed by such portfolio manager. Accordingly, portfolio holdings, position sizes (relative to assets) and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In addition, Mason Street Advisors and the Board actively monitor for performance dispersion among accounts, so that appropriate action can be taken if evidence of a conflict is found.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager.

Mason Street Advisors seeks to mitigate this potential conflict of interest through their respective compensation policies. For information regarding the compensation policies of Mason Street Advisors, please refer to the section of this Appendix D called “Compensation of Portfolio Managers.”

Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Portfolio. To mitigate this potential conflict of interest, Mason Street Advisors has adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of its portfolio managers.

Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts. As noted above, Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Mason Street Advisors and the Fund have adopted compliance policies and procedures, as applicable, and have implemented committee structures that are designed to review and address these, and other, types of conflicts of interest. Mason Street Advisors addresses side-by-side management conflicts in its overall compliance program, including within its Conflicts of Interest Policy, Trade Allocation Policies and Procedures, Policies and Procedures on Transactions with Affiliates and Cross Transactions, Guidelines to Business Conduct, Policy Statement on Insider Trading, Policies and Procedures for Client Commission Arrangements and Proxy Voting Policies and Procedures. These policies are designed to reasonably ensure that various conflicts are identified and managed, and that Mason Street Advisor’s clients are treated fairly and equitably. In addition, Sub-advisers may face similar side-by-side management conflicts. Each Sub-adviser considers its own business to identify and manage any potential side-by-side management conflicts arising out of its own client base. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

Aberdeen Asset Managers Limited (“Aberdeen”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Emerging Markets Equity Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Emerging Markets Equity Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Emerging Markets Equity Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Emerging Markets Equity Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Emerging Markets Equity Portfolio from time to time, it is the opinion of Aberdeen that the benefits from Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Portfolio’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Portfolio to compete against such model delivery clients that hold and trade in a same security as the Portfolio.

American Century Investment Management, Inc. (“ACI”). Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. ACI has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing ACI client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantus Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, ACI maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. ACI’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

ACI may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. ACI has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, ACI has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of ACI’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, ACI has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to ACI to the detriment of client portfolios.

Delaware Investments Fund Advisers (“Delaware”). Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Domestic Equity Portfolio. Such services may include giving advice or taking action with respect to certain funds and accounts that may not be given or taken with respect to other accounts and funds with similar investment programs, objectives, and strategies. Accordingly, accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. At times, Delaware may also advise accounts or funds with conflicting programs, objectives or strategies. These activities may adversely affect the prices and availability of other securities or instruments held by or potentially considered for another fund, account, or the Portfolio. Additionally, a portfolio manager may have conflicts in allocating time and services among accounts, funds, or the Portfolio. Delaware will devote as much time to each account or fund as it deems appropriate to perform its duties in accordance with its management agreement.

One of the accounts managed by Delaware has a performance-based fee. The existence of a performance-based fee arrangement may create an incentive for the portfolio managers to recommend investments that may be riskier or more speculative than those that would be recommended under a different fee arrangement. Such fee arrangements may also create an incentive to favor accounts paying higher fees over other accounts in the allocation of investment opportunities.

A portfolio manager’s personal investment transactions may also present certain conflicts of interest. Delaware has adopted a code of ethics and other policies and procedures designed to address these potential conflicts of interest. Regardless of these safeguards, personal transactions of investment personnel represent an inherent conflict of interest.

With respect to the foregoing, Delaware employs various controls to assist in the disclosure and management of potential conflicts of interest and maintains policies and procedures (including a code of ethics and a trade allocation policy) designed to mitigate such conflicts.

Federated Investment Management Company (“Federated”). As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

FIAM LLC (“FIAM”). A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Fiduciary Management, Inc. (“FMI”). The FMI Portfolio Management Committee is responsible for the management of the Large Cap Blend Portfolio, and they are also responsible for managing other client accounts. FMI states that all security purchase and sell decisions are approved by the firm’s Portfolio Management Committee, which consists of the firm’s investment professionals and that those decisions are then implemented and allocated across all of the firm’s client portfolios in an equitable manner. The side-by-side management of the Large Cap Blend Portfolio and other accounts may raise potential conflicts of interest in areas such as allocation of aggregated trades. There may be occasions when a trade order is unable to be filled across all client portfolios. FMI states that it has developed policies and procedures that are designed to mitigate any conflicts of interest in these situations.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Portfolio, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Massachusetts Financial Services Company (MFS®). MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Research International Core Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Research International Core Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Pacific Investment Management Company LLC (“PIMCO”). From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Long-Term U.S. Government Bond Portfolio and Multi-Sector Bond Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer.

Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolio. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolio) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other Portfolios or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

Templeton Investment Counsel, LLC (“Templeton”). Portfolio managers that provide investment services to the International Equity Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. (“Morningstar”). Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Wellington Management Company LLP (“Wellington Management”). Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Chally, White, Ruedi, Whitaker, and Ms. Pryshlak also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Wells Capital Management, Inc. (“WellsCap”). WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, WellsCap has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, WellsCap has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Portfolio Manager Securities Ownership

All of the outstanding shares of each Portfolio are owned either directly or indirectly by Northwestern Mutual. Northwestern Mutual holds these shares for or through its Separate Accounts and, at times, may hold shares for or through its General Account. Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable annuity and life contracts, interests in the Portfolios may only be acquired through ownership of one or more of those products. As of December 31, 2019, the portfolio managers of the Fund did not own any Northwestern Mutual variable annuity or variable life contracts with investments in the Portfolio(s) they manage.

APPENDIX E - Legal Proceedings

[Reserved]

APPENDIX F – Proxy Voting Policies and Procedures

MASON STREET ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Applicability: MSA	Last Amended Date: March 22, 2018
Regulatory Authority: Rule 206(4)-6 – Advisers Act	Owner: Committee Chair Compliance Contact: Randy Pavlick

It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its clients’ interests to its own. These Proxy Voting Policies and Procedures will be used by MSA to: (i) vote proxies on behalf of all MSA clients for which MSA has voting authority (“Advised Clients”)1; (ii) fulfill its oversight responsibilities by monitoring the proxy voting of the sub-advisers appointed to provided day-to-day investment management services for certain Series Fund portfolios (“Sub-Advisers”) and (iii) fulfill its oversight responsibilities by overseeing the proxy voting of other advisory firms appointed by NMIMC and The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as MSA may assume from time to time (“External Managers”).

MSA has (i) established a Proxy Voting and Corporate Action Committee (the “Committee”), (ii) adopted the U.S. and International Proxy Voting Guidelines established by Institutional Shareholder Services Inc. (“ISS”), summaries of which is attached hereto as Exhibit A (the “Guidelines”), and (iii) implemented the specific procedures outlined below (the “Procedures”).

Proxy Voting and Corporate Action Committee

The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures, and overseeing their implementation, including the oversight of Sub-Advisers, External Managers, and proxy advisory firms retained by MSA. The Committee shall periodically review, and may amend, restate, supplement or otherwise modify, these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) as provided in the Committee’s charter. The Committee is also responsible for reviewing the proxy voting determinations made by “investment personnel” (i.e., portfolio managers, analysts and traders) that are contrary to the established Guidelines as well as certain voting determinations with respect to fixed income or other traditionally non-voting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee shall meet on a quarterly basis or as otherwise necessary to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings. MSA’s President may remove or replace Committee members and designate additional individuals to serve on the Committee.

1 As of the date hereof, Advised Clients include Northwestern Mutual Series Fund, Inc. (“Series Fund”), Northwestern Mutual Foundation, Inc. (“Foundation”) and Northwestern Mutual Investment Management Company, LLC (“NMIMC”), including accounts managed by NMIMC for which MSA has been designated as sub-adviser or performs similar services.

Proxy Voting Guidelines

The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic and international equity securities. The complete Guidelines were developed and are maintained by ISS, an independent proxy advisory firm retained by MSA. The Committee shall periodically review and update Exhibit A as necessary. MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. However, the Guidelines do not provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. In addition, while the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

Proxy Voting Procedures

A.         Monitoring & Administration

The Committee is responsible for monitoring and administering the proxy voting process as set forth in these Procedures with respect to equity securities held in the accounts of Advised Clients. MSA has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with the Advised Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Advised Clients’ portfolio securities are processed in a timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

Equity holdings lists are sent to ISS on a daily basis and ISS ensures that meeting notices and proxy voting materials are reviewed against the Guidelines for these holdings. Following this review, ISS generates a voting recommendation for MSA in accordance with the Guidelines. Each portfolio manager receives a weekly report from ISS that summarizes all upcoming proxy votes for their consideration. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, investment personnel have on-line view access to ISS’s database to further review upcoming proxy votes in Advised Client accounts.

In situations in which a Sub-Adviser or External Manager is responsible for the day-to-day investment management to a client, and subject to the approval of the client, portfolio securities of such accounts may be voted by, and in accordance with, the proxy voting procedures of the applicable Sub-Adviser or External Manager. MSA’s oversight of the proxy voting processes of the Sub-Advisers and External Managers is described in Section F of these Procedures.

B.         Voting Determinations

Votes in Accordance with Recommendations. MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the Advised Client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS’s application of the Guidelines. As such, ISS is instructed to vote all proxies in accordance with its recommendations, unless they receive notice from MSA that it intends to vote contrary.

Votes Contrary to Recommendations. MSA’s investment personnel shall monitor proxy proposals in the portfolios they manage for circumstances where they believe the interests of Advised Clients may warrant a vote contrary to recommendations by ISS generated through application of the Guidelines. In such cases, they shall (i) prepare a written recommendation for the Committee members as to the appropriate vote and the rationale for the recommendation, and (ii) sign and submit a Conflicts of Interest Certification (attached as Exhibit B) certifying that he or she is not aware of any conflict that might influence his or her voting decision.

➣

If the issuer of the proxy in question is not on the Potential Conflicts Watch List described in Section C, then at least two members of the Committee (plus the portfolio manager requesting the contrary vote, if he or she is a member of the Committee) shall review and consider the written recommendation and rationale, and permit the vote if such members determine that the rationale for the vote is sufficiently documented and the investment personnel responsible for the vote has completed the Conflicts of Interest Certification.

➣

If the issuer of the proxy in question is on the Potential Conflicts Watch List described in Section C, or if the investment personnel responsible for the vote is not able to complete the Conflicts of Interest Certification, then the full Committee shall determine the vote in accordance with Section C.

A summary of all votes made contrary to the Guidelines will be reviewed by the Committee at its next regularly scheduled meeting.

Voting for Multiple Accounts. It may be possible that the same security is held by multiple Advised Client accounts managed by the same portfolio manager. Because the interests of various Advised Clients may differ, a single portfolio manager is not required to cast the same votes on behalf of separate Advised Clients. Proxy votes cast differently among accounts shall be reported to the Committee at its next regularly scheduled meeting.

Client Voting. MSA reserves the right to request an Advised Client to vote shares held in the client’s account itself. For example, such requests may be made in situations where the Advised Client has informed MSA that its position on a particular issue differs from MSA’s position.

C.         Resolving Conflicts of Interest

From time to time, the interests of MSA or an affiliate, or certain of MSA’s investment personnel charged with making decisions on behalf of Advised Clients with respect to voting proxies, may conflict with those of the Advised Clients. As a matter of policy, neither MSA nor its investment personnel, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests may potentially conflict with the interests of Advised Clients. Northwestern Mutual’s Managed Investments Compliance Department (“Compliance”) shall prepare a Potential Conflicts Watch List (the “List”), with the assistance of Northwestern Mutual’s Law Department (“Law”) and MSA, which shall include the names of public issuers that have been determined to potentially pose a conflict of interest with respect to MSA’s proxy voting activities. The List shall be periodically reviewed and updated by MSA, Law, and Compliance, as necessary. However, the List shall not be the exclusive means by which MSA monitors for potential conflicts of interest; any MSA officer, director or employee who becomes aware of a potential conflict relating to a proxy proposal shall immediately disclose that conflict to the Committee.

Examples of potential conflicts of interest include:

➣    Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual2, who also serves as a director of a public company or a member of the company’s management.

2 Northwestern Mutual is MSA’s parent company.

➣    Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship with. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.

Following the recommendations of ISS through application of the Guidelines to vote client proxies should, in most cases, adequately address any potential conflicts of interest since the Guidelines are pre-determined, including proxies relating to issuers that appear on the List.

However, the Committee shall be responsible for reviewing and determining the vote with respect to all proxies for which (i) the issuer of the proxy appears on the List (or a potential conflict has otherwise been identified) and for which the investment personnel responsible for the vote has recommended a vote contrary to ISS’ recommendation, or (ii) whether or not the issuer of the proxy appears on the List (or a potential conflict of interest has otherwise been identified) but where the investment personnel responsible for the vote recommends a vote contrary to ISS’ recommendation but is not able to complete the Conflicts of Interest Certification. In both cases, the applicable investment personnel shall provide the Committee with a written recommendation as to how he or she believes the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue. If the potential conflict directly involves the applicable investment personnel and he or she is a member of the Committee, then the investment personnel shall recuse himself or herself from the vote determination.

The Committee will review the investment personnel’s voting recommendation and all relevant facts and circumstances and determine the vote. If the Committee determines that ISS’ recommendation through application of the Guidelines is not in the best interests of the client, the Committee may vote contrary to the recommendation and shall document its voting rationale.

To avoid a potential conflict of interest when casting proxy votes with respect to shares of one portfolio of the Series Fund invested in another Series Fund portfolio (an “underlying portfolio”), MSA will employ echo voting. This situation would arise only when a proxy takes place with respect to a Series Fund portfolio whose shares are held by another Series Fund portfolio. Echo voting means that MSA will vote the shares of the underlying portfolio in the same proportion as the voting instructions received by Northwestern Mutual from holders of variable annuity contracts and variable life insurance policies with an allocation to the underlying portfolio.

D.         Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable Advised Client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA may refrain from voting the security due to these disproportionate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, shares will not be voted by ISS unless instructed to do so by MSA. MSA will only vote proxies if the portfolio manager determines that the potential benefit to the applicable Advised Client of voting the proxies outweighs the risk of not being able to sell the securities.

Some of the Advised Clients may participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the Advised Client account lending the security cannot vote that proxy. In this situation, MSA will only request the Advised Client to call back the loan and vote the proxy if the portfolio manager determines that the potential benefit to the applicable Advised Client of voting the proxy outweighs the potential benefits derived by leaving the securities on loan. Generally loaned shares can only be called back prior to the company’s establishment of the record date. Once the record date has been established, MSA can no longer call back the shares to vote the meeting.

From time to time, securities to which voting rights attach on record date may be sold after record date but prior to the time votes are required to be cast. In these circumstances, it is MSA’s policy to vote proxies.

Although MSA and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.

E.         Time Phase Voting

In connection with voting proxies for certain securities, MSA may be entitled to employ time phase voting, a corporate law concept that allows longer-term shareholders to vote more than their current shares of record. It is MSA’s policy to employ time phase voting for those securities where, in accordance with MSA’s normal record retention schedule, records necessary to determine a client’s historical security positions are available.

F.         Oversight of Proxy Processes of Sub-Advisers and External Managers

In situations in which a Sub-Adviser or External Manager is responsible for the day-to-day investment management for a client, and subject to the approval of the client, portfolio securities of such accounts may be voted by, and in accordance with, the proxy voting policies and procedures of the applicable Sub-Adviser or External Manager. MSA oversees the proxy processes of Sub-Advisers and External Managers in MSA client accounts by periodically reviewing the proxy policies and procedures of the Sub-Advisers and External Managers, and such other documentation, reports and certifications as MSA determines appropriate to fulfill its responsibilities. Periodic on-site, video conference and/or written inquiry due diligence reviews will be conducted as deemed appropriate by the Committee.

G. Oversight	of Proxy Advisory Firms

With respect to proxy advisory firms appointed by MSA, the Committee will oversee the proxy services provided by such firms. MSA shall periodically conduct due diligence of the proxy advisory firm to assess, among other things, the nature, extent and services provided by the firm, the capacity and competency to provide such services, material developments affecting the firm, and any potential conflicts of interest to which the proxy advisory firm may be subject.

H.         Miscellaneous

●	Reconciliation and Oversight

In accordance with its general oversight responsibilities, MSA will periodically reconcile the number of shares voted to actual shares held on record date.

●	Recordkeeping

MSA shall retain or cause its proxy voting administrator to retain proxy statements received regarding Advised Client securities, records of votes cast on behalf of Advised Clients, records of Advised Client requests for proxy voting information, records relating to reconciliations performed and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, the Guidelines, Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of five years from the end of the fiscal year during which the last entry was made.

●	Disclosure Policy

MSA will generally not disclose its voting intentions to any party other than to its Advised Clients, ISS, custodians and similar service providers. However, from time to time, MSA may discuss matters related to an upcoming proxy vote with the issuer of the securities subject to the vote or its agent(s). In such cases, MSA may disclose its voting intentions when it determines that such disclosure is appropriate and in the best interest of its Advised Clients.

●	ERISA Clients

In the case of Advised Client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its Advised Client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

●	Fixed Income and Non-Voting Securities

To the extent applicable, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise in limited circumstances upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights (for example, units comprised of equity and debt that are issued by certain foreign REITs). As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the Advised Client accounts they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above, the portfolio manager will submit a written recommendation as to how the securities should be voted and the rationale for such recommendation to the Committee, together with information regarding whether a conflict of interest exists in connection with the vote. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular vote regarding fixed income or other non-voting securities shall immediately disclose that conflict to the Committee. In the event that no conflict of interest exists, the Committee will permit the portfolio manager to vote the securities as recommended. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.

●	Corporate Actions

The procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for equity, fixed income or other traditionally non-voting securities (so called “corporate actions”). However, it is the policy of MSA to process corporate actions in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its clients’ interests to its own. Northwestern Mutual’s Investment Risk & Operations personnel (as service providers to MSA) are responsible for processing corporate actions, as well as for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolios from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers, and for maintaining voting records.

*            *             *            *            *            *             *

Exhibit A

United States Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2019 Published December 18, 2018 www.issgovernance.com

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;
•	The non-independent director serves on the audit, compensation, or nominating committee;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[3].

Diversity: Highlight boards with no gender diversity. For 2019 meetings, no adverse vote recommendations will be made due to a lack of gender diversity.

For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2020, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company’s board. Mitigating factors include:

•	A firm commitment, as stated in the proxy statement, to appoint at least one female to the board in the near term;
•	The presence of a female on the board at the preceding annual meeting; or
•	Other relevant factors as applicable.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year, or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
•	The board failed to act on takeover offers where the majority of shares are tendered;
•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

3Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•	The company’s response, including:
•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

•

The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

4A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

5Public shareholders only, approval prior to a company’s becoming public is insufficient.

•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A multi-class capital structure; and/or
•	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company’s ownership structure;
•	The company’s existing governance provisions;
•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders’ ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•	The level of impairment of shareholders’ rights;
•	The disclosed rationale;
•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
•	Any reasonable sunset provision; and
•	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;
•	The board’s rationale for seeking ratification;
•	Disclosure of actions to be taken by the board should the ratification proposal fail;
•	Disclosure of shareholder engagement regarding the board’s ratification request;
•	The level of impairment to shareholders’ rights caused by the existing provision;
•	The history of management and shareholder proposals on the provision at the company’s past meetings;
•	Whether the current provision was adopted in response to the shareholder proposal;
•	The company’s ownership structure; and
•	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	The company receives an adverse opinion on the company’s financial statements from its auditor; or
•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices; or
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

6Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;
•	The company’s current board leadership structure;
•	The company’s governance structure and practices;
•	Company performance; and
•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

SHAREHOLDER RIGHTS & DEFENSES

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;
•	The board’s rationale for seeking ratification;
•	Disclosure of actions to be taken by the board should the ratification proposal fail;
•	Disclosure of shareholder engagement regarding the board’s ratification request;
•	The level of impairment to shareholders’ rights caused by the existing provision;
•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;
•	The company’s ownership structure; and
•	Previous use of ratification proposals to exclude shareholder proposals.

CAPITAL/Restructuring

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company’s use of authorized shares during the last three years;

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes of the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

•

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices7, this analysis considers the following:

1.	Peer Group[8] Allignment:

7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay[10] compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking or present a windfall risk; and
•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

10 ISS research reports include realizable pay for S&P1500 companies.

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Extraordinary perquisites or tax gross-ups;
•	New or materially amended agreements that provide for:
•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
•	CIC excise tax gross-up entitlements (including “modified” gross-ups);
•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•	Liberal CIC definition combined with any single-trigger CIC benefits;
•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans11 depending on a combination of certain plan features and equity grant practices, where positive factors may

11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:
•	Quality of disclosure around vesting upon a change in control (CIC);
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan;
•	Dividends payable prior to award vesting.

•	Grant Practices:
•	The company’s three-year burn rate relative to its industry/market cap peers;
•	Vesting requirements in CEO’s recent equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a sufficient claw-back policy;
•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;
•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•	The plan is excessively dilutive to shareholders’ holdings; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social And Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and
•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;
•	The company’s actual GHG emissions performance;
•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company’s industry peers;
•	The company’s established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company’s nominating committee;
•	Whether the company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
•	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and m/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Continental Europe Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2019 Published December 6, 2018 www.issgovernance.com

COVERAGE UNIVERSE

The following is a condensed version of the proxy voting recommendations contained in ISS’ European Proxy Voting Manual.

ISS’ European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the UK and Ireland policy which is based on the National Association of Pension Funds (NAPF) Corporate Governance Policy and Voting Guidelines. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European territories are subject to either ISS’ separate, market-specific policies, or ISS’ EMEA Regional Policy.

Specifically, ISS’ European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS’ approach is not “one-size-fits-all” and takes relevant market-specific factors into account in our research and recommendations. Therefore this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

DEFINITIONS AND EXPLANATIONS

The term “widely held” refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

1.	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

General Recommendation: Generally vote for proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	The name of the proposed auditors has not been published;
•	There are serious concerns about the effectiveness of the auditors;
•	The lead audit partner(s) has been linked with a significant auditing controversy;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•	The auditors are being changed without explanation; or
•	For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will focus on the auditor election. For concerns relating to fees paid to the auditors, ISS will focus on remuneration of auditors if this is a separate voting item, otherwise ISS would focus on the auditor election.

Appointment of Internal Statutory Auditors

 General Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used; or
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

 General Recommendation: Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Amendments to Articles of Association

 General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

General Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Stock (Scrip) Dividend Alternative

 General Recommendation: Vote case-by-case on stock (scrip) dividend proposals, considering factors such as:

•	Whether the proposal allows for a cash option; and
•	If the proposal is in line with market standards.

Transact Other Business

 General Recommendation: Vote against other business when it appears as a voting item.

2.	BOARD OF DIRECTORS

Non-Contested Director Elections

 General Recommendation: Vote for management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests;
•	The board fails to meet minimum corporate governance standards;
•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and
•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

I.	Director Terms
II.	Bundling of Proposals to Elect Directors
III.	Board independence
IV.	Disclosure of Names of Nominees
V.	Combined Chairman/CEO
VI.	Election of a Former CEO as Chairman of the Board
VII.	Overboarded Directors
VIII.	Voto di Lista (Italy)
IX.	One Board Seat per Director
X.	Composition of Committees
XI.	Composition Nominating Committee (Sweden and Norway)
XII.	Election of Censors (France)

This policy is distinct from ISS’ policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies: “Compensation-Related Voting Sanctions” and “Voting on Directors for Egregious Actions,” which both address a comparatively rare set of additional circumstances, and “Corporate Assembly and Committee of Representatives Elections,” which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

Director Terms

For Belgium, France, Greece, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Vote against article amendment proposals to extend board terms. In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposal to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

*Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Independence will be determined according to ISS’ European Classification of Directors. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation.

Voting policies

Widely-held companies

A. Non-controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

1.	Fewer than 50 percent of the board members elected by shareholders – excluding, where relevant, employee shareholder representatives – would be independent; or

2.	Fewer than one-third of all board members would be independent.

Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.

B. Controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Non-widely held companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Definition of terms

‘Widely-held companies’ are determined based on their membership in a major index and/or the number of ISS clients holding the securities. For Sweden, Norway, Denmark, Finland, and Luxembourg, this is based on membership on a local blue chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.

A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders’ voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company’s equity capital.

Disclosure of Names of Nominees

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against the (re)election of combined chair/CEOs at widely held European companies.

When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis..

In the above-mentioned situation, ISS will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

 Election of a Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, ISS will generally recommend a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

•	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

•	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or
•	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

Overboarded Directors

In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Poland, Spain, Sweden and Switzerland, at widely held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as defined by the following guidelines:

•

Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

•	Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held, but the chairmanship position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.

ISS will take into account board positions held in global publicly listed companies outside the same group, defined as a group of companies in which a common parent company controls at least 50 percent + 1 share of equity capital, alone or in concert.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly listed companies.

Executive directors or those in comparable roles within investment holding companies will generally be treated similar to non-executive directors when applying this policy.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

For widely-held companies, generally vote against the (re)election of any non-independent members of the audit committee if:

•

Fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent; or

•	Fewer than one-third of all audit committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

Generally vote against the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.

For widely-held companies in Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the remuneration committee if their (re)election would lead to a non-independent majority on that committee.

For all companies:

In Belgium, Denmark, Finland, France, Iceland, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve on the company’s audit or remuneration committee. ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

Composition Nomination Committee (Finland, Iceland, Norway, and Sweden)

Vote for proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

ISS Classification of Directors - European Policy

   Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

  Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[4] connection with the dissident, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides (or a relative¹ provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);

•	Any director who has cross-directorships with executive directors or those in comparable roles;
•	Relative¹ of a current or former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (five-year cooling off period);
•

Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.[4] ;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	Not classified as non-independent by ISS (see above);
•	No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes

1 “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

2 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3 A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

4 For example, the EC recommendation 2005/162/EC’s definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS’ European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

5 For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Voting on Directors for Egregious Actions

General Recommendation: Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•

Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

General Recommendation: For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors’ compliance with ISS’ director election policy.

Discharge of Directors

General Recommendation: Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

General Recommendation: Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	CAPITAL STRUCTURE

Capital Systems

European capital systems can be broadly defined as either authorized or conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates. However, many capital systems display slight variations on the two systems, and some systems bear features from both systems, if only on a cosmetic level.

Under the conditional capital system, companies seek authorizations for pools of capital, which typically have fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board, generally for a fixed period of time. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities.

Share Issuance Requests

General Issuances

General Recommendation: Vote for issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies:

•	Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
•

Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

Specific Issuances

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

General Recommendation: Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Florange Act- Double Voting Rights (France)

For French companies that:

•	Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and
•	Do not currently have a bylaw prohibiting double-voting rights; and either

•	Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or
•	Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, ISS may recommend against the following types of proposals:

•	The reelection of directors or supervisory board members; or
•	The approval of the discharge of directors; or
•	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Preferred Stock

General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

General Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Share Repurchase Plans

General Recommendation: ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks;
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

•	The duration of the options is limited in time to no more than 18 months;
•	The total number of shares covered by the authorization is disclosed;
•

The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

•	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
•	The company has a clean track record regarding repurchases.

Reissuance of Repurchased Shares

General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1.	Provide shareholders with clear, comprehensive compensation disclosures;
2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
3.	Avoid arrangements that risk “pay for failure;”
4.	Maintain an independent and effective compensation committee;
5.	Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I.	Executive compensation-related proposals; and
II.	Non-executive director compensation-related proposals

Executive compensation-related proposals

General Recommendation: ISS will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and where relevant, will take into account the European Pay for Performance Model1 outcomes within a qualitative review of a company’s

1 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

∎	Peer Group Alignment:
✓	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
✓	The multiple of the CEO’s total pay relative to the peer group median.
∎

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

remuneration practices. ISS will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:
1.1.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
1.2.

The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3.	Companies shall adequately disclose all elements of the compensation, including:
1.3.1.	Any short- or long-term compensation component must include a maximum award limit.
1.3.2.

Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3.	Discretionary payments, if applicable.
2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:
2.1.	The structure of the company’s short-term incentive plan shall be appropriate.
2.1.1.	The compensation policy must notably avoid guaranteed or discretionary compensation.
2.2.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
2.2.1.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS’ general policy for equity-based plans; and
2.2.2.	For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.
2.3.	The balance between short- and long-term variable compensation shall be appropriate
2.3.1.	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
3.	Avoid arrangements that risk “pay for failure”:
3.1.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation2).
3.1.1.	There shall be a clear link between the company’s performance and variable awards.
3.1.2.	There shall not be significant discrepancies between the company’s performance and real executive payouts.
3.1.3.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
3.1.4.	Significant pay increases shall be explained by a detailed and compelling disclosure.
3.2.	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
3.3.

Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4.	Maintain an independent and effective compensation committee:
4.1.	No executives may serve on the compensation committee.
4.2.	In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.	Avoid inappropriate pay to non-executive directors.

General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote against where:

•	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
•	Proposed amounts are excessive relative to other companies in the country or industry.
•	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
•

Proposals provide for the granting of stock options, performance-based equtiy compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

•	Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

•	Proposals include both cash and share-based components to non-executive directors.
•	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

•

The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);

•	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
•	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
•	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

•	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
•

In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company’s average three year unadjusted burn rate (or, if lower, the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector. If necessary, these sector-specific caps are adjusted so that they do not change by more than one percentage point from year to year.

French Burn Rate Table for 2019

GICS	SECTOR	Mean	Standard Deviation	Burn Rate Cap
1010	ENERGY	0.34%	0.22%	0.56%
1510	MATERIALS	0.32%	0.21%	0.54%
2010-2030	INDUSTRIALS	0.36%	0.26%	0.63%
2510-2550	CONSUMER DISCRETIONARY	0.41%	0.32%	0.73%
3010-3030	CONSUMER STAPLES	0.16%	0.06%	0.22%
3510-3520	HEALTHCARE	0.68%	1.21%	1.89%
4510-5010	TECHNOLOGY & TELECOM	0.70%	0.52%	1.21%
5510	UTILITIES	0.11%	0.14%	0.24%
4010-4030	FINANCIALS (EXCLUDING REAL ESTATE)	0.35%	0.40%	0.74%
6010	REAL ESTATE	0.27%	0.29%	0.56%

Compensation-Related Voting Sanctions

General Recommendation: Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1. The (re)election of members of the remuneration committee;

2. The discharge of directors; or

3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies’ remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

General Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

•	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
•	Having significantly higher expected dividends than actual historical dividends;
•	Favorably adjusting the terms of existing options plans without valid reason; and/or
•	Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

General Recommendation: ISS considers the following factors when evaluating share matching plans:

•	For every share matching plan, ISS requires a holding period.
•	For plans without performance criteria, the shares must be purchased at market price.
•	For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.
•

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with ISS’ guidelines.

5.	ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.	OTHER ITEMS

Reorganizations/Restructurings

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares (PPS) only if:

•

The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS’ categorization rules (ISS’ European Director Independence Guidelines) and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

•	No call / put option agreement exists between the company and a foundation for the issuance of PPS;
•	The issuance authority is for a maximum of 18 months;
•	The board of the company-friendly foundation is fully independent;
•	There are no priority shares or other egregious protective or entrenchment tools;
•	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
•	The foundation buying the PPS does not have as a statutory goal to block a takeover; and
•	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

As of Feb. 1, 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Shareholder Proposals

 General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting

General Recommendation: A recommendation to approve the “enabling” authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

General Recommendation: ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

•	Director Remuneration (including Severance Packages and Pension Benefits)
•	Consulting Services
•	Liability Coverage
•	Certain Business Transactions

In general, ISS expects companies to provide the following regarding related-party transactions:

•

Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

•	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;
•	Fairness opinion (if applicable in special business transactions); and
•	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

Virtual Meetings

General Recommendation: Generally vote for proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

EMEA Regional Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2019 Published December 6, 2018 www.issgovernance.com

COVERAGE UNIVERSE

These guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific ISS policy. Therefore, markets covered by this document exclude UK, Ireland, Israel, Russia, Kazakhstan, and South Africa, and all markets that are covered under ISS’ European Policy.

1.	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;
•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•	The name(s) of the proposed auditors has not been published;
•	The auditors are being changed without explanation; or
•	For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

General Recommendation: Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

General Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

General Recommendation: Vote against other business when it appears as a voting item.

2.	BOARD OF DIRECTORS

Director Elections

General Recommendation: Vote for management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests;
•	The board fails to meet minimum corporate governance standards;
•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labour representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labour representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

For MEA markets, in cases where:

•	Directors are proposed for (re)election through a cumulative voting system, or
•	Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

ISS will recommend a vote on a case-by-case basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive vote recommendations will be issued preferentially in favor of the following categories of candidates:

•	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:
•	Candidates who can be classified as independent according to ISS’ policy, or, failing that,
•	Candidates explicitly classified as independent per the company’s director classification.
•	Candidates whose professional background may have the following benefits:
•

Increasing the diversity of incumbent directors ’ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevent factors).

•	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.
•	Incumbent board members and candidates explicitly supported by the company’s management.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS EMEA Regional Classification of Directors on the following page.]

ISS Classification of Directors – EMEA Regional Policy

 Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company[6].

 Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company[6];
•	Relative[1] of a current or former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (five-year cooling off period) [6];
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.[7]

 Independent NED

•	No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

 Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

 Footnotes

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong, and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his/her long tenure.

[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[6] For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors’ past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), investors may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

General Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Share Repurchase Plans

General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company’s historical practice. However, companies should disclose such limits and, in the future, a vote against may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than 18 months.

In addition, vote against any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks; and/or
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	COMPENSATION

Compensation Plans

General Recommendation: Vote compensation plans on a case-by-case basis.

Director Compensation

General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5.	OTHER ITEMS

Reorganizations/Restructurings

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

6.	SOCIAL AND ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

7.	FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS’ EMEA Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

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United Kingdom and Ireland Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2019 Published December 6, 2018 www.issgovernance.com

INTRODUCTION

ISS has operated a standalone policy for the United Kingdom (UK) and Ireland since 2015. Previously, we used the voting guidelines of the Pensions and Lifetime Savings Association (formerly known as the National Association of Pension Funds, or NAPF) as our standard reference. The ISS policy remains broadly consistent with that of the Association, and continues to reflect other good practice standards relevant to the UK market. A number of good practice guidelines are referenced in this document; a full list of these guidelines is available in the appendix.

The “comply or explain” approach is the foundation of corporate governance in the UK and Ireland. While ISS operates a policy-based approach, we recognise that in certain cases there may be a good reason why non-standard corporate governance arrangements fit a company’s particular circumstances. When assessing the quality of a company’s explanation, ISS follows the guidance provided by the Financial Reporting Council (FRC) in the UK Corporate Governance Code (the Code.) The most recent version of the Code was released in July 2018 and applies to companies’ accounting periods beginning on or after 1 January 2019, implying that unless companies decide to adopt all or part of the new Code early, the first reporting will not be seen until 2020. Certain of the new Code’s provisions, however – namely, those dealing with new or amended remuneration policies and significant dissenting shareholder votes – are to be applied in 2019.

The principle underpinning the ISS approach is that shareholders are the owners of listed companies. To that end, ISS designs its proxy voting guidelines to enhance shareholders’ long-term economic interests. ISS’ benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their responsibilities with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms. ISS also manages fully custom voting policies and implements voting recommendations for clients who want to vote their proxies according to their own specific guidelines and philosophies.

Shareholders are entitled to assess every resolution that seeks their approval in terms of how it affects their long-term interests as the owners of the company. ISS’ Global Voting Principles1 include four key tenets – accountability, stewardship, independence, and transparency – which underlie our approach to developing recommendations on both management and shareholder proposals at publicly traded companies. How we interpret this is described below:

Accountability - Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors. Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications. Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

Stewardship - A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

1 https://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

Independence - Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency - Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

These principles guide our work assisting institutional investors in meeting their responsibilities to clients with respect to voting and engagement services. The UK and Ireland policy has been designed to be in alignment with these principles, and the section on remuneration is also in accordance with the ISS Global Principles on Executive and Director Compensation2 as well as other UK good practice recommendations.

Application of this policy

This policy forms the basis of the ISS benchmark vote recommendations for companies listed in the United Kingdom and Ireland. It will also be applied to companies incorporated in other territories such as the Isle of Man, Jersey and Guernsey, and which are either listed in the UK and Ireland or on the Channel Islands Securities Exchange.

This document is intended to provide investors with an insight into how ISS analyses companies in the UK and Irish markets. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the company’s situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for companies can differ according to the company type, location and nature of operations, and index. The principles of good corporate governance are generally applicable to companies whatever their size, but we recognize that investors and other market participants have differing expectations for certain market segments.

Voting disclosure and the response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at the AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of shares in respect of which the vote was directed to be withheld, and the overall percentages for each group.

The UK Corporate Governance Code states that when 20 percent or more of votes have been cast against the board recommendation for a resolution, the company should explain, when announcing voting results, what actions it intends to take to consult shareholders in order to understand the reasons behind the result. The board should then provide a final summary in the annual report and, if applicable, in the explanatory notes to resolutions at the next shareholder meeting, on what impact the feedback has had on the decisions the board has taken.

2 ISS’ Europe Proxy Voting Guidelines.

Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. In certain circumstances, ISS may recommend a vote against the relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

Coverage universe

For the UK, the core ISS policy applies to all companies in the FTSE All Share index, excluding investment trusts. Certain provisions of the UK Corporate Governance Code do not apply to companies outside the FTSE 350, or there are different requirements for these companies. The core ISS policy recognizes these exceptions, and they are indicated in the relevant sections.

Smaller companies

Our approach in the UK to companies outside of the FTSE All Share has historically been based around the voting guidelines formerly issued by the NAPF (now the Pensions and Lifetime Savings Association) for smaller companies. The Quoted Companies Alliance Corporate Governance Code (QCA Code) may also be a helpful guide to good corporate governance practices for AIM-listed companies. Effective from September 2018, the London Stock Exchange amended the AIM Rules so that all AIM companies are required to apply a recognised corporate governance code and explain how they do so.

The Pensions and Lifetime Savings Association’s current guidelines advise that, when assessing the practice of a smaller company, investors should be mindful of the individual circumstances of the business, including its size and complexity.

ISS applies its approach to smaller companies to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further details can be found in Chapter 6 of this document.

Investment companies

The voting guidelines formerly issued by the NAPF for investment companies are the historic source of our benchmark recommendations for investment trusts and venture capital trusts. Also relevant are the key principles of the Association of Investment Companies (AIC) Code. Further details can be found in Chapter 7 of this document.

1.	OPERATIONAL ITEMS

Accept Financial Statements and Statutory Reports

General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	There has been an accounting fraud or material misstatement during the year.

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation.

Amendments to the Articles of Association

General Recommendation: Vote case-by-case on amendments to the articles of association. Requests to amend a company’s articles of association are usually motivated by changes in the company’s legal and regulatory environment, although evolution of general business practice can also prompt amendments.

When reviewing proposals to revise the existing articles or to adopt a new set of articles, ISS analyses the changes proposed according to what is in the best interest of shareholders.

As noted in the guidelines of the Pensions and Lifetime Savings Association, changes to the company’s articles should not be ‘bundled’ into a single resolution when they cover non-routine matters. When a company seeks to increase its borrowing powers, a limit should be stated in the revised articles.

Amendments to Articles to allow Virtual Meetings

General Recommendation: Generally vote for proposals allowing for the convening of hybrid3 shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only3 shareholder meetings.

While there is recognition of the potential benefits of enabling participation at shareholder meetings via electronic means, investors have raised concerns about moves to completely eliminate physical shareholder meetings, arguing that virtual meetings may hinder meaningful exchanges between management and shareholders and enable management to avoid uncomfortable questions.

Approve Final Dividend

 General Recommendation: Generally vote for proposals to approve the final dividend, unless:

•	The payout is excessive given the company’s financial position.

The annual report includes a review of the company’s performance during the year and should contain a justification for the dividend level. Unless there are major concerns about the payout ratio, ISS usually recommends approval of this item.

Appointment of External Auditors

General Recommendation: Generally vote for proposals to ratify the appointment of the external auditors, unless:

•	There are serious concerns about the effectiveness of the auditors;
•	The auditors are being changed without explanation; or
•	The lead audit partner(s) has been linked with a significant auditing controversy.

It is best practice in the UK to present the resolutions to appoint the external auditors and to fix their remuneration as two separate items.

In line with the Pensions and Lifetime Savings Association position, where the tenure of the external auditor extends beyond ten years and there has not been a recent tender process and no plans to put the audit out to tender are reported, then the chairman of the audit committee may receive a negative voting recommendation when he or she is next standing for re-election.

Where the auditor has resigned, the resignation letter should be posted on the company’s website. If the company proposes a new auditor, or an auditor resigns and does not seek re-election, the company should offer an explanation to shareholders. If no explanation is provided, ISS recommends a vote against the election of the new auditor.

3 The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Authorise Board to Fix Remuneration of Auditors

General Recommendation: Generally vote for proposals authorising the board to fix the fees payable to the external auditors, unless:

•	Fees for non-audit services routinely exceed standard audit-related fees.

While the use of auditors for non-audit work can on occasion be justified on grounds of cost and relevant expertise, the Pensions and Lifetime Savings Association has proposed a cap on the level of non-audit fees as a proportion of audit fees, absent an explanation of any exceptional circumstances which may apply such as an initial public offering. Historically, this cap has been set at 100 percent of audit fees, although the Pensions and Lifetime Savings Association guidelines now refer to 75 percent.

Companies are encouraged to make a full public disclosure of the amount and nature of any payments for non-audit services, to enable investors to appropriately assess these when considering the ratio of audit to non-audit services. Where payments to the auditor for non-audit services appear under the category of “other fees” in the annual report, ISS expects that the company will disclose the nature of these services.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

2.	BOARD OF DIRECTORS

Director Elections

 General Recommendation: Generally vote for the election or re-election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•

The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for further details of how this is interpreted in practice; or

•	There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

Under extraordinary circumstances, ISS will consider recommending a vote against individual directors for:

•	Material failures of governance, stewardship, or risk oversight; or
•

Egregious actions related to the director’s service on other boards that raise substantial doubt about that individual’s ability to effectively oversee management and to serve the best interests of shareholders at any company.

Discussion

An appropriate level of biographical detail should include a statement of a director’s other directorships and responsibilities (including any relevant previous positions held), the experience and skills that he/she brings and the contribution that the director can make to the board. If the board provides no biographical details for a director who is standing for election for the first time, this is likely to result in a negative vote recommendation. A negative vote recommendation may also be considered in the absence of a supporting statement from the board where a director is standing for re-election.

Overboarding

Where directors have multiple board appointments, ISS may recommend a vote against directors who appear to hold an excessive number of board roles at publicly-listed companies, defined as follows:

•

Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

•	Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held but the chair position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.

Attendance

ISS may recommend against the re-election of a director if there have been repeated absences (less than 75 percent attendance) at board and committee meetings that have not been suitably explained. This applies to all directors, not just those with multiple outside directorships.

Remuneration

In cases where a serious breach of good practice is identified, and typically where pay issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may receive a negative voting recommendation.

Other resolutions

Where there is evidence of long-standing poor practice and the company seems unwilling to address shareholder concerns, then the analyst may choose to escalate the issue. Typically, this is achieved through a negative vote recommendation applied to the election or re-election of the board chairman or a committee chairman. Resolutions which take this approach are listed below:

•	Appointment of external auditors
•	Authorise board to fix remuneration of auditors
•	Board and committee composition
•	Remuneration policy and remuneration report

Other relevant issues

In addition to the above factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

•	Representatives of a controlling shareholder where no relationship agreement is in place
•	Board independence classification
•	Tenure

Controlling shareholders

Following changes to the UK Listing Rules in 2014 which apply to companies with a controlling shareholder, the election or re-election of an independent director must now be approved by a normal ordinary resolution and separately approved by the minority shareholders. Both new applicants and existing listed companies must also have a written and legally binding relationship agreement with any controlling shareholder(s). Details of the relationship with the controlling shareholder should be disclosed to investors.

Board independence classification

ISS classifies a director as either an executive director or a non-executive director. Non-executive directors may be considered either independent or non-independent; an executive director is always considered to be non-independent.

The chairman may be either a non-executive or an executive, although the designation of an executive chairman could be interpreted negatively by investors as evidence of one individual combining leading the board with bearing some executive responsibility for the company’s operations.

The independence of the non-executive directors is assessed on an ongoing basis, while the independence of the chairman is assessed on appointment.

General Recommendation: Directors are assessed on a case-by-case basis, although a non-executive director is likely to be considered as non-independent if one (or more) of the issues listed below apply.

In line with the UK Corporate Governance Code:

•	Has been an employee of the company or group during the last FIVE years;
•

Has, or a connected person has had, within the last THREE years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

•

Has received or receives additional remuneration from the company apart from a director’s fee, participates in the company’s share option or performance-related pay schemes, or is a member of the company’s pension scheme;

•	Has close family ties with any of the company’s advisers, directors or senior employees;
•	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies; or
•	Represents a significant shareholder.

In addition:

•	Is attested by the board to be a non-independent non-executive director;
•	Is a former board chairman;
•	Has a substantial personal shareholding of ≥ 1 per cent ; or
•	Tenure (see next section).

Tenure

On tenure, one of the conditions the Code includes to determine independence is whether a director has served on the board for more than nine years from the date of his or her first election. ISS follows the

Pensions and Lifetime Savings Association position that if a non-executive director has served concurrently with an executive director for over nine years, that director should no longer be deemed to be independent. If a non-executive director has served for fifteen years on the board, ISS considers their independence has been impaired.

Board and committee composition

General Recommendation: Generally vote against any non-independent non-executive director whose presence on the board, audit or remuneration committee renders the board or committee insufficiently independent, unless:

•	The company discloses details of how the issue of concern will be resolved by the next AGM.

Non-independent non-executive directors serving on the nomination committee are assessed on a case-by-case basis.

The re-election of a board chairman who was not considered independent upon appointment (and who would not be considered independent on an ongoing basis) will be assessed on a case-by-case basis, taking into account the overall balance of the board and his/her committee responsibilities.

Discussion

ISS will typically support the election and re-election of non-independent directors to the board if the overall board and committee composition is in line with the Code’s requirements and they do not sit on the Audit and Remuneration committees.

For companies in the FTSE 350, in line with the Code, at least half the board excluding the chairman should comprise non-executive directors determined by the board to be independent. The audit committee should comprise at least three non-executive directors, and all members should be independent. The company chairman should not be a member of the audit committee. The remuneration committee should also comprise at least three non-executive directors, and again, all members should be independent. In addition the company chairman may also be a member of, but not chair, the remuneration committee if he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

Companies in the FTSE All Share below the FTSE 350 should have at least two independent non-executive directors on the board, not including the company chairman. The board should establish audit and remuneration committees with at least two members on each committee, all of whom should be independent non-executive directors. The company chairman may be a member of, but not chair of, either committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

For all companies in the FTSE All Share (excluding investment trusts), the independence of the company chairman is assessed on appointment. Following his/her appointment, the chairman is considered separately to the other directors. The chairman may sit on certain board committees (as noted above) but ISS’ policy is to expect a minimum level of representation of independent non-executives on the committees.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the chairman may receive a negative vote recommendation on his or her reappointment, given he or she retains overall responsibility for the board’s corporate governance arrangements.

Combined Chairman and CEO

General Recommendation: Generally vote against a director who combines the CEO and chairman roles, unless:

•	The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation for a limited period of time.

Separation of these roles is a cornerstone of governance in the UK, and thus one person holding the roles of both chairman and CEO is a serious breach of good practice. However, as recognised by the Pensions and Lifetime Savings Association, the temporary combination of the roles may be justified, for example when a chairman “bridges the gap” between the departure of a CEO and the appointment of his or her successor. ISS would not usually recommend support for the election of a director to serve as a combined chairman and CEO, but when the company provides an explanation which states that the company has adopted this arrangement in exceptional circumstances, this will be considered.

In some circumstances an executive chairman may be considered to effectively combine the chairman and CEO roles, notwithstanding the presence of another director on the board with the title CEO. In assessing this, ISS will pay close attention to the disclosures surrounding the split of responsibilities between the two individuals and their comparative pay levels.

Election of a Former CEO as Chairman

General Recommendation: Generally vote against the election of a former CEO as chairman, unless:

•	The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

The succession of the CEO to chairman is a significant issue, acceptable only on rare occasions. The Pensions and Lifetime Savings Association notes that investors would expect confirmation that external search consultants had been engaged and that external candidates of at least equivalent stature had been considered. The complexity of the business is an insufficiently persuasive argument to justify this type of succession. Given the issues posed by a former CEO assuming the role of chair of the board, it is important for shareholder approval to be sought at the AGM coinciding with or following the appointment.

Contested Director Elections

General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders; and
•	Whether minority or majority representation is being sought.

When analysing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions: whether the dissidents have proved that board change is warranted, and if yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

3.	REMUNERATION

The ISS approach is aligned with the five remuneration principles for building and reinforcing long-term business success developed by the Pensions and Lifetime Savings Association in conjunction with a number of leading UK institutional investors, originally published in 2013. The principles state that:

•	Remuneration committees should expect executive management to make a material long-term investment in shares of the businesses they manage;
•	Pay should be aligned to the long-term strategy and the desired corporate culture throughout the organisation;
•	Pay schemes should be clear, understandable for both investors and executives, and ensure that executive rewards reflect returns to long-term shareholders;
•	Remuneration committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance; and
•	Companies and shareholders should have appropriately regular discussions on strategy and long-term performance.

While ISS’ approach to remuneration is informed by the Pensions and Lifetime Savings Association’s voting guidelines which contain the above principles, the Investment Association Principles of Remuneration, and The Directors’ Remuneration Reporting Guidance produced by the GC100 and Investor Group, also influence the recommendations ISS makes, as does the remuneration section of the UK Corporate Governance Code. In addition, for a number of years, ISS has supplemented these other sources with its own remuneration guidelines.

Discussion

Remuneration should motivate executives to achieve the company’s strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company’s strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company’s ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company’s strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five year intervals) and then only as one part of an assessment of the remuneration policy. One-off pay awards to address concerns over the retention of an executive director have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new share award schemes on top of existing plans is likely to be viewed sceptically. Remuneration arrangements should be clearly disclosed, and sufficient detail provided about the performance conditions adopted in order to allow shareholders to make their own assessment of whether they are appropriate. Bringing a remuneration policy into line with accepted good market practice should not be used as justification for an increase in the size of the overall package.

In 2016, the Executive Remuneration Working Group established by the Investment Association recommended that remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company’s strategy and business needs. This structure may be different to the salary/bonus/LTIP model typically followed by many UK companies. When forming a view on such arrangements, ISS will pay particular attention to the following points:

(1)	How far the proposals are consistent with the good practice principles set out in these voting guidelines;
(2)	The linkage between the proposals and the company’s strategic objectives;
(3)	Whether or not the proposals have an appropriate long-term focus;
(4)	The extent to which the proposals help simplify executive pay; and
(5)

The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.

Investors expect that a company will work within its remuneration policy, and only seek approval to go outside the policy in genuinely exceptional circumstances. Seeking approval for awards outside the policy is likely to be viewed sceptically by investors. Boards must avoid rewarding failure or poor performance; for this reason ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company’s own tax liabilities.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration in the banking sector

The amendments to the Capital Requirements Directive limit the ratio between variable and fixed remuneration for certain key bank staff to 1:1, unless shareholders approve a higher ratio (up to a maximum of 2:1). ISS will consider banks’ remuneration policies in the context of its overall approach to assessing executive pay on a case-by-case basis.

Remuneration Policy

General Recommendation: Vote the resolution to approve the remuneration policy on a case-by-case approach, paying particular attention as to whether:

•

The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company’s specific circumstances and strategic objectives;

•	The company’s approach to fixed remuneration is appropriate;
•

The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;

•	Increases to the maximum award levels for the LTIP and bonus have been adequately explained;
•	Performance conditions for all elements of variable pay are clearly aligned with the company’s strategic objectives, with vesting levels and holding periods that are in line with UK good practice;

•	Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;
•	The shareholding requirement for executive directors is a minimum of 200 percent of base salary;
•

Service contracts contain notice periods of no more than twelve months’ duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;

•	Non-executive directors do not receive any performance-related remuneration beyond their standard fees;
•	The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;
•	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and
•	There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas.

Policy component	Good market practice
The start and end date of the policy	The GC100 and Investor Group guidance states that investors are generally in favour of the remuneration policy coming in to effect immediately following approval at the general meeting. It also notes that investors generally expect to see companies put forward their policy for approval every three years. ISS will consider the start date of each policy and its duration based upon the explanation provided by the company.
Base salaries	The remuneration committee should explain its policy for setting and reviewing salary levels. The GC100 and Investor Group guidance states that there is a requirement to disclose the maximum that might be paid. This must be explained in monetary terms or any other way appropriate to the company (for example, a percentage of salary).
Benefits and pensions

Companies must describe the benefits provided to directors, which are expected to be in line with standard UK practice and which should not be excessive. The maximum participation level should be stated, and not be uncapped. The Code states that the pension contribution rates for executive directors, or payments in lieu, should be aligned with those available to the workforce. A similar provision is included within the Investment Association Principles, which state that the pension provision for executives should, where possible, be in line with the general approach to the employees as a whole.

Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits or defined benefit arrangements. No element of variable pay should be pensionable.

Annual bonus	As set out in the Investment Association Principles, annual bonuses exist to reward contribution to the business during the year above the level expected for being in receipt of a salary. They should be clearly linked to business targets, ideally through the key performance indicators (KPIs) reported in the Strategic Report. Companies should explain the performance measures chosen.

Policy component	Good market practice

The GC100 and Investor Group states that the maximum amount of the short-term incentive that might be earned must be disclosed as well as the amounts that could be paid for reaching certain thresholds or targets. The target bonus should typically be set at no more than 50 percent of the maximum bonus potential; any payout above this level at target should be supported by a sufficiently robust explanation.

In cases where a remuneration committee increases the maximum bonus opportunity, the performance targets should be made sufficiently more challenging to justify the additional reward that can be earned. Any increase in this limit from one policy period to another should be fully explained. ISS does not typically support uncapped bonus schemes.

Deferring a portion of the bonus into shares can create a greater alignment with shareholders, particularly where there is no long term incentive, although the introduction of deferral should not of itself result in an increase to the overall quantum of the bonus. Dividends may be credited on deferred bonus shares held during the deferral period, but no further dividends should be paid on undelivered shares or options after the end of the designated deferral period.

Provisions to pay a guaranteed annual bonus will attract a negative vote recommendation.

Long-term incentive plans (LTIPs)

In line with the Investment Association Principles, scheme and individual participation limits must be fully disclosed, and any change to the maximum award should be explained and justified. Any matching shares will be considered as part of the overall quantum. Firms should avoid operating multiple long-term schemes.

Performance periods longer than three years are encouraged. Share awards should be subject to a total vesting and holding period of five years or more, in line with the recommendations of the Code.

ISS does not typically support uncapped LTIPs in line with the Code recommendation that upper limits should be set and disclosed. The fact that the remuneration committee will not be able to grant share awards higher than the limits set out in the remuneration policy is not a sufficient reason for removing individual limits from the rules of the relevant incentive scheme.

Performance conditions, including non-financial metrics where appropriate, should be relevant, stretching and designed to promote the long-term success of the company. The Investment Association Principles state that comparator groups used for performance purposes should be both relevant and representative. Remuneration committees should satisfy themselves that the comparative performance will not result in arbitrary outcomes.

Vesting levels should generally be set at no more than 25 percent for threshold performance, however a more challenging vesting profile may be appropriate

Policy component	Good market practice

where LTIP awards represent large multiples of salary. When considering the vesting structure, ISS will take into account the stretch of the targets that have been applied and the positioning of salaries, as well as the overall quantum of the broader total remuneration package. Vesting should not occur for below median performance.

Dividends relating to the duration of the performance period may be paid retrospectively on shares that the executive retains after the performance targets have been measured, but no dividends should be paid on any part of the award that lapsed. The practice of crediting dividend payments on undelivered shares or options after the end of the performance period or beyond a compulsory post-vesting holding period is opposed.

Malus and/or clawback	Malus means to forfeit some or all of a variable remuneration award before it has vested, while clawback allows the company to recover payments already made through the LTIP or annual bonus schemes. When designing schemes of performance-related remuneration for executive directors, the Code states that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any sum, and specify the circumstances in which the committee considers it would be appropriate to do so. The Pensions and Lifetime Savings Association advises that such provisions should not be restricted solely to material misstatements of the financial statements.
Good leavers

Where individuals choose to terminate their employment before the end of the service period, or in the event that employment is terminated for cause, the Investment Association Principles suggest that any unvested options or conditional share-based awards should normally lapse.

In other circumstances of cessation of employment, some portion of the award may vest, but always subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. However, where in the opinion of the remuneration committee, early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.

Change of control	The Investment Association suggests that scheme rules should state that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.
Shareholding requirement

The Pensions and Lifetime Savings Association argues for minimum shareholding guidelines of 200 percent of basic salary. Unvested holdings in share incentive plans do not count towards fulfilment of the requirement.

Post-employment shareholding requirements are becoming increasingly common. The Code states that the remuneration committee should develop a formal policy for post-employment shareholding requirements encompassing both unvested and vested shares.

Policy component	Good market practice

Executive directors’ service contracts, including exit payments

Executive directors should have service contracts in place with notice periods set at one year or less. If it is necessary to offer longer notice or contract periods to new directors recruited from outside, such periods should reduce to one year or less after the initial period. All termination payments should be subject to phased payment and mitigation.

Exit payments should be linked to the fixed pay due for the notice period, with no guaranteed entitlement to any unearned variable pay. The vesting of outstanding long-term awards should be pro-rated for time and performance. Guidance from the Investment Association states that severance payments arising from poor corporate performance should not extend beyond fixed pay and benefits.

Arrangements for new joiners

The GC100 and Investor Group suggests that companies may wish to consider a statement that new directors will participate in short-term and long-term incentive plans on the same basis as existing directors. If companies wish to have the ability to make sign-on payments or awards, they must ensure the remuneration policy covers such arrangements. When describing their sign-on policies, companies must disclose the type of awards that could be made, the potential use of performance criteria and holding periods, and any application of recovery or withholding policies. The potential to offer sign-on payments or awards should not be open-ended. Remuneration of this nature should be subject to specific caps.

Where remuneration committees offer buy-out awards to compensate executives for awards foregone at their previous employer, the cost is expected to be kept to a minimum and not exceed the realistic value of rewards forfeited by changing employer. Remuneration policies will be opposed if the door is left open to potential “golden hellos” or other non-performance related awards which do not clearly align with shareholders’ interests.

Discretion	Recognising that payments cannot be made outside of the framework voted on by shareholders, there is a balance to be found between a committee having scope to make appropriate changes within the policy, and a committee having broad flexibility to go outside the standard policy in certain circumstances. The GC100 and Investor Group guidance advises against including a general statement that the remuneration policy may be amended at the complete discretion of the remuneration committee. ISS will recommend a vote against any policy which gives the remuneration committee the ability to make open-ended changes to the policy, or where the policy does not operate within fixed overall limits.
Non-executive director pay	Additional remuneration, other than fees, including participation in a share option scheme, pension scheme and/or performance related pay is likely to impair a NED’s independence, and for that reason it is usually looked upon unfavourably by ISS.
All-employee schemes	ISS generally supports all-employee schemes, such as Save As You Earn (SAYE) schemes and Share Incentive Plans (SIPs) as a way of promoting employee ownership. ISS follows the Investment Association position that if newly issued shares are utilised, the overall dilution limits for share schemes should be complied with.

Remuneration Report

General Recommendation: Vote the resolution to approve the remuneration report on a case-by-case approach, where relevant taking into account the European Pay for Performance model4 outcomes with the qualitative review of a company’s remuneration practices, paying particular attention as to whether:

•	Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;
•	The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;
•	Performance targets are measured over an appropriate period and are sufficiently stretching;
•	Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;
•	Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;
•	Any special arrangements for new joiners were in line with good market practice;
•	The remuneration committee exercised discretion appropriately; and
•	There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an ‘Against” vote recommendation.

The remuneration report serves as a way for shareholders to make their views known on the company’s pay practices during the year under review, and the extent to which these were compliant with the remuneration policy as approved by shareholders. The elements of the report which ISS considers are described in more detail in the following section.

Report component	Good market practice
Base salaries, benefits and pensions

Remuneration committees are required to justify salary levels and increases in basic salary with reference to their remuneration policy.

Annual increases in salary are expected to be low and in line with general increases across the broader workforce. Post-freeze ‘catch-up’ salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions, increases in responsibilities and new recruits to the board. Changes in pay levels should take into account the pay and conditions across the company.

4 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

∎	Peer Group Alignment:

✓	The degree of alignment between the company’s annualised TSR rank and the CEO’s annualised total pay rank within a peer group, each measured over a three-year period.

✓	The multiple of the CEO’s total pay relative to the peer group median.

∎

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualised TSR during the period.

Report component	Good market practice

The Investment Association Principles advise that where remuneration committees seek to increase base pay, salary increases should not be approved purely on the basis of benchmarking against peer companies.

Pension contribution payments for executives should be clearly disclosed. Any compensation to executives for changes in the tax treatment of pensions is not considered to be acceptable.

The Investment Association Principles note that any benefits relating to the relocation of an executive should be disclosed at the time of appointment. Where these benefits are deemed necessary, they should be in place for a limited period, which is disclosed to shareholders. Each element of any relocation benefits should be detailed in the Remuneration Report.

Annual bonus

The annual bonus earned for the year under review should be explained in a fashion which allows shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.

There is an increasing expectation among investors that bonus targets will be disclosed retrospectively. Targets for both financial and non-financial targets should be disclosed in an appropriate level of detail, preferably with a full target range (e.g. threshold, target and maximum) set out. If a remuneration committee believes that bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. ISS may recommend a vote against a remuneration report where bonus targets are not disclosed retrospectively, and there is no commitment to disclosure in the future. It is now standard market practice for retrospective disclosure to be provided no more than one year after the end of the relevant performance year. Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.

The payment of a ‘one-off’ special bonus is likely to attract a negative vote recommendation. ISS will not typically support transaction-related bonuses.

Long-term incentive plans (LTIPs)

Under the resolution to approve the remuneration report, ISS considers both the LTIP awards granted and those vested or lapsed during the year under review.

When assessing the awards which vested, the Investment Association Principles advise that remuneration committees should ensure that the

Report component	Good market practice

result does not produce outcomes that are out of line with the overall performance of the company, its future prospects or the experience of its shareholders over the performance period. The definition of any performance measurement should be clearly disclosed.

For awards granted in the year under review, the Investment Association Principles note that companies should disclose the potential value of awards due to individual scheme participants on full vesting, expressed by reference to the face value of shares or shares under option at point of grant, and expressed as a multiple of base salary.

In this regard, the vesting levels for threshold and on target performance should be in line with market norms, with threshold vesting generally being no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.

When there has been a material decline in a company’s share price, remuneration committees should consider reducing the size of LTIP awards at the time of grant.

The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.

Dilution limits

The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders. ISS supports the limits recommended as good practice by the Investment Association.

The rules of a scheme must provide that commitments to issue new shares or to re-issue treasury shares, when aggregated with awards under all of the company’s other schemes, must not exceed 10 percent of the issued ordinary share capital, adjusted for share issuance and cancellation, in any rolling 10 year period.

Commitments to issue new shares or re-issue treasury shares under executive (discretionary) schemes should not exceed 5 percent of the issued ordinary share capital of the company, adjusted for share issuance and cancellation, in any rolling 10 year period.

Any exit payments to departing directors

Exit payments to departing directors should not go beyond those to which the director is entitled under the terms of his or her service contract or the rules of the relevant incentive schemes. Ex gratia or special payments on termination are not supported. “Good leaver” treatment should only apply to those who are genuinely good leavers. Appropriate pro-rating should be applied to outstanding long-term share awards.

Report component	Good market practice
Arrangements for new joiners

For new joiners, where an executive is appointed at an ‘entry-level’ salary-point which the remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g. sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.

Pay for new joiners during a year should match the period of the year for which they served.

The pay of the NEDs	Any increases to NED pay during the year under review will be considered alongside pay increases to executive directors and the broader workforce. The fees payable to NEDs should not be excessive relative to similarly-sized companies in the same sector.
The company’s disclosure as to the use of remuneration consultants	The annual remuneration report must name any person who provided material advice or services to a relevant committee in the reported year, and set out additional details in respect of some of them. The GC100 and Investor Group suggest these persons may include principal internal providers of material advice and services, remuneration consultants or external lawyers who provided any material advice other than advice on compliance with the relevant legislation.
Discretion

In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.

It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

Approval of a new or amended LTIP

General Recommendation: Vote the resolution to approve a new or amended LTIP on a case-by-case approach, paying particular attention as to whether:

•	The LTIP is aligned with the company’s strategy, is not over-complex and fosters an appropriately long-term mindset;
•	The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;
•	Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;
•	The maximum payout is capped;
•

The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary;

•	The LTIP is in line with the current remuneration policy;

•	Change of control, good leaver and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;
•	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;
•

The scheme is operating within dilution limits that are aligned to the relevant UK market standards. Namely, no more than 10 percent of the issued share- capital should be issued under all incentive schemes in any rolling 10-year period, and no more than 5 percent of the issued share capital should be issued under executive (discretionary) schemes in any rolling 10-year period, in line with the guidelines established by the Investment Association; and

•	There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a flagged ‘For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

The Investment Association Principles emphasise that all new incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. When a new or amended LTIP is presented to shareholders for approval, ISS considers the points listed above, plus others which are relevant to the specific plan. Relevant issues are discussed in more detail in the earlier sections on the remuneration policy and report.

4.	CAPITAL STRUCTURE

Authorise Issue of Equity with and without Pre-emptive Rights

General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

•

The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

•

The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

ISS will generally support resolutions seeking authorities in line with the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles5. ISS will support an authority to allot up to two-thirds of the existing issued share capital, providing that any amount in excess of one-third of existing issued shares would be applied to fully pre-emptive rights issues only.

Under the Pre-Emption Group Principles, the routine authority to disapply pre-emption rights should not exceed more than 5 percent of ordinary share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period. Companies can seek shareholder approval for an authority up to 10 percent, provided that any amount in excess of the standard 5 percent is to be used only for purposes of an acquisition or a specified capital investment. A company which receives approval for an authority of this nature but is then subsequently viewed as abusing the authority in a manner not in line with Pre-emption Group Principles - for example, by issuing shares up to 10 percent for purposes other than set out in the guidelines or by using a cash-box structure6 to issue more than the authority approved at the previous AGM - is likely to receive a negative recommendation on the share iss authorities at the following AGM.

5 http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf.aspx

6 A “cash box” structure refers to a method of raising cash from the issue of equity securities for non-cash consideration through the acquisition of a special purpose vehicle whose principal asset is cash.

In line with the Pensions and Lifetime Savings Association guidelines, the authority to issue shares and the authority to disapply pre-emption rights should not be bundled together, or with any other voting issue. It is good practice, in terms of duration, for the authorities to require renewal at the following year’s AGM.

Authorise Market Purchase of Ordinary Shares

General Recommendation: Generally vote for the resolution to authorise the market purchase of ordinary shares, unless:

•	The authority requested exceeds the levels permitted under the Listing Rules; or
•	The company seeks an authority covering a period longer than 18 months.

AGM agendas routinely include a resolution allowing companies to make market purchases of their shares. ISS will usually support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. ISS recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, ISS will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

5.	OTHER ITEMS

Mergers and Acquisitions

General Recommendation: Vote mergers and acquisitions on a case-by-case basis, taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach
Valuation	Is the value to be received by the target shareholders, or paid by the acquirer, reasonable? While the fairness opinion, where one is provided, may provide an initial starting point for assessing the appropriateness of the valuation, ISS places particular emphasis on the offer premium, market reaction and strategic rationale in the analysis.
Market reaction	How has the market responded to the proposed deal? A negative market reaction will be viewed with caution.
Strategic rationale	Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.
Conflicts of interest	Are insiders benefiting from the transaction disproportionately and inappropriately as compared to outside shareholders? ISS will consider whether any special interests may have influenced these directors to support or recommend the merger.

Factor	Approach
Governance	Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues, such as valuation, outweigh any deterioration in governance.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors, where provided;
•	The views of an independent financial adviser, where appointed;
•	Whether any entities party to the transaction, including advisers, are conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

In the UK, under the Listing Rules the listed company must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution, and should take all reasonable steps to ensure that the related party’s associates do not vote on the relevant resolution.

The Pensions and Lifetime Savings Association notes that concerns may arise if the transaction does not seem to be subject to proper oversight, is not undertaken on fully commercial terms in the normal course of business, or the company has not clearly explained how the transaction is in the interests of the company and all shareholders.

Mandatory Takeover Bid Waivers

General Recommendation: Generally vote against mandatory takeover bid waivers.

The mandatory bid requirement, as contained in Rule 9 of the Takeover Code, seeks to prevent “creeping acquisitions” and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts further to the large shareholder.

When the issue of new securities as consideration for an acquisition or a cash subscription would otherwise result in the controlling shareholder being obliged to make a general offer, the Takeover Panel will normally waive the obligation if there is an independent vote at a shareholders’ meeting. Waivers are usually sought where a company proposes to institute a share buyback programme in which a large investor or concert party does not intend to participate.

In line with the Pensions and Lifetime Savings Association, ISS will usually recommend a vote against Rule 9 waivers.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company’s growth, financial health and competitive position more than the anticipated negative consequences of incorporating in another country. However, reincorporation in a country with less stringent disclosure requirements or corporate governance provisions may be perceived as an attempt by management to lessen accountability to shareholders. In such cases, ISS may recommend voting against the proposal.

Authorise the Company to Call a General Meeting with Two Weeks’ Notice

General Recommendation: Generally vote for the resolution to authorise the company to call a general meeting with 14 days’ notice if the company has provided assurance that the authority will only be used when merited. An appropriate use of the authority is in circumstances where time is of the essence.

Before the implementation of the EU Shareholder Rights Directive, companies were able to hold general meetings on 14 days’ notice in line with the Companies Act 2006; however, since the Directive increased the minimum notice period to 21 days, shareholder authority must first be granted to opt out of the requirement.

Companies are expected to give as much notice as is practicable when calling a general meeting, with the additional flexibility afforded by this authority only being used in limited and time-sensitive circumstances where it would clearly be to the advantage of shareholders as a whole. ISS will generally support these resolutions, if the company has provided assurance that the shorter notice period would only be used when merited. Companies which have used this authority inappropriately by calling short-notice general meetings which are not obviously time-sensitive can expect future requests to be viewed sceptically when they attempt to renew this authority in future years. ISS may recommend against the authority at the next AGM in such cases.

The UK Corporate Governance Code was updated in 2014 to recommend that notices for general meetings (other than AGMs) should be sent to shareholders at least 14 working days before the meeting.

Authorise EU Political Donations and Expenditure

General Recommendation: Generally vote for the resolution to authorise EU political donations and expenditure, unless:

•	The company made explicit donations to political parties or election candidates during the year under review;
•	The duration of the authority sought exceeds one year and the company has not clarified that separate authorisation will be sought at the following AGM should the authority be used; or
•	No cap is set on the level of donations.

Companies which have no intention of making donations to political parties or incurring obvious political expenditure may consider it prudent to seek shareholder approval for certain types of donation or expenditure which might be considered to fall within the broader definition of ‘political’ under the Companies Act 2006.

Shareholder Proposals (ESG)

ISS applies a common approach globally to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labour standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case , examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.	SMALLER COMPANIES

ISS applies its smaller companies approach to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further information can be found on Page 216 of this document. The approach is largely in line with the core policy, with the exceptions identified below.

Accept Financial Statements and Statutory Reports

General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	There has been an accounting fraud or material misstatement during the year.

As stated in the core policy for this resolution, the overall quality of disclosure will also be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation. Other minimum disclosure requirements include:

•	The identity of all the directors, their board roles, committee memberships and independence classification;
•	List of major shareholders;
•	Attendance at board and committee meetings; and
•	Details of compliance against a “recognised corporate goverance code” (as required by the AIM Rules).

In addition, where no appropriate resolution to target an investor’s specific concern is on the ballot, ISS may recommend a vote against this resolution. Specific concerns include:

•	Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)
•	Absence of regular re-election for all directors (once every three years at a minimum); and

•	Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote recommendation; this is more likely in the event of repeated concerns identified over a number of years.

Authorise Board to Fix Remuneration of Auditors

General Recommendation: Generally vote for proposals authorizing the board to fix the fees payable to the external auditors, unless:

•	Fees for non-audit services routinely exceed standard audit-related fees.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

Director Elections

General Recommendation: Generally vote for the election or re-election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•

The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or

•	There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, a non-executive director of a smaller company is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 percent.

Discussion

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. A non-executive director of an AIM or ISDX company, who formerly served as board chairman, may still be considered independent.

The award of share options, the receipt of additional remuneration from the company apart from a director’s fee, or participation in performance-related pay schemes, can result in the independence of NEDs being impaired. Options will not impact upon a NED’s independence if the quantum is not considered to be material and if the company has a policy of no longer granting options to non-executives.

Board and Committee Composition

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. This means that the board should include a minimum of two independent non-executive directors. The audit and remuneration committees should be fully independent, and should include a minimum of two independent non-executives. For the board and the audit and remuneration committees, the board chairman cannot count as one of the independent directors. The majority of the members of the nomination committee should be independent.

The chairman may sit on all committees provided that he/she continues to be considered independent.

For companies listed on AIM, and for other companies which are not a member of the FTSE All Share or FTSE Fledgling indices and in line with the QCA Code, the audit and remuneration committees should include independent non-executive directors only, and half the members of the nomination committee need to be independent.

For all companies, executive directors should not serve on the audit or remuneration committees.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the board chairman may receive a negative vote recommendation on his or her reappointment, given he/ she retains overall responsibility for the board’s corporate governance arrangements.

Election of a Former CEO as Chairman

Similar to the core policy, ISS may recommend a vote against the election of a former CEO as chairman, unless the company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

Authorise Issue of Equity without Pre-emptive Rights

General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

•

The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

•	The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year.

Remuneration Policy Resolutions

General Recommendation: When assessing remuneration policy resolutions, a negative vote recommendation would be considered if any of the following applied:

•	Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months’ notice;
•	Vesting of incentive awards is not conditional on the achievement of performance hurdles;
•	Re-testing is allowed throughout the performance period; or
•	There are any other serious issues with the policy when measured against good market practice.

Remuneration Report Resolutions

General Recommendation: When assessing remuneration report resolutions, a negative vote recommendation would be considered if any of the following applied:

•

Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;

•	NEDs have received performance-related pay during the year under review;
•	Options have been re-priced during the period under review;
•	Re-testing is allowed throughout the performance period;
•	Share awards granted to executive directors during the year under review feature a performance period of less than three years; or
•	There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED’s independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

FTSE Fledgling companies are covered by the same remuneration reporting requirements which apply to companies in the FTSE All Share index. They are required by law to seek shareholder approval for a binding remuneration policy at least once every three years, and must also present their remuneration report to shareholders every year on an advisory basis. In contrast, companies listed on AIM are not required to provide shareholders with a vote on the remuneration report or the remuneration policy, although some do on a voluntary basis. An AIM-listed company which submits its remuneration report for shareholder approval (but not its remuneration policy) will be assessed on the basis of all the issues identified in both the remuneration policy and remuneration report sections above.

7.	INVESTMENT COMPANIES

The voting guidelines previously issued by the NAPF (now the Pensions and Lifetime Savings Association) form the basis of our benchmark recommendations for investment trusts and venture capital trusts; these guidelines also refer to the key principles of the AIC Code.

Investment companies differ significantly in terms of structure from the majority of companies covered by the UK and Ireland policy because they generally have: (i) a board comprising of non-executive directors (NEDs) who are responsible for safeguarding shareholder interests; and (ii) an investment manager (either a person or an organization) who is responsible for the company’s portfolio. The majority of trusts are externally-managed, but some investment trusts are internally-managed or self-managed. This means that they do not have third party investment managers, and instead have a managing director (normally a board member) who is responsible for investment decisions.

Director Elections

General Recommendation: Generally vote for the election or re-election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•

The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or

•	There are specific concerns about the individual, such as their ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, the non-executive director of an investment company is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 percent providing the investment trust is listed in the FTSE All-Share index.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, ossified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote recommendation would over time be applied to the chairman’s re-election.

Board and committee composition

Whether executive directors are present or not, at least half of the board should comprise independent NEDs.

The audit committee should include independent NEDs only. The remuneration committee should comprise a majority of independent NEDs when no executive directors are present and independent NEDs only when executive directors are present. At least half of the members of a nomination committee should be independent.

The chairman may sit on all committees provided that he or she continues to be considered independent, but should not chair the audit or remuneration committees.

The AIC Code recommends that management engagement committees should be established, consisting solely of directors independent of the manager or executives of self-managed companies, which should review the manager’s performance and contractual arrangements annually and for any resulting decisions to be disclosed in the annual report.

Authorise Issue of Equity without Pre-emptive Rights

General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

•

The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

•

The routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year, or 10 percent if there is a commitment that any issuance will be at or above net asset value.

Share issuance proposals which involve the issue of C shares will be considered using the above guidance.

Remuneration

Remuneration resolutions are typically not contentious at externally-managed investment trusts. For internally-managed trusts which include executive directors on the board, ISS considers remuneration resolutions using the guidance set out under the smaller companies policy (see previous section).

Continuation of Investment Trust

General Recommendation: Generally vote the continuation resolution as described below:

•

ISS will vote for when the board has tabled the resolution to comply with the requirement in the trust’s articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern;

•	If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, ISS will consider the issues on a case-by-case basis.

8.	OTHER POINTS TO NOTE

Board Diversity

ISS research includes commentary on the company’s approach to diversity. The Pensions and Lifetime Savings Association expects companies to include a description of the board’s policy on diversity, including professional, international and gender diversity, any measurable objectives that it has set for implementing the policy, and progress on achieving the objectives.

Board Director acts as Company Secretary

The Code states that the company secretary should be responsible for advising the board through the chairman on all governance matters, and investors typically expect this role to be filled by a non-board member.

9.	APPENDIX

Good practice guidance referenced in this policy

The following documents are referred to in this document, and are listed here in alphabetical order with the year of publication included where relevant:

The AIC Code of Corporate Governance (2016)

http://www.theaic.co.uk/sites/default/files/hidden-files/AICCodeofCorporateGovernanceJUL16_0.pdf

Executive Remuneration Working Group Final Report (2016)

http://www.theinvestmentassociation.org/assets/files/press/2016/ERWG%20Final%20Report%20July%202016.pdf

The GC100 and Investor Group Directors’ Remuneration Reporting Guidance (2016)

http://uk.practicallaw.com/groups/uk-gc100-investor-group

The Investment Association Principles of Remuneration (2019)

https://ivis.co.uk/media/13874/Principles-of-Remuneration-Nov-2018-FINAL.pdf

The Investment Association Share Capital Management Guidelines (2016)

https://www.ivis.co.uk/media/12250/Share-Capital-Management-Guidelines-July-2016.pdf

The ISS Global Principles on Executive and Director Compensation

https://www.issgovernance.com/file/policy/active/emea/Europe-Voting-Guidelines.pdf

The ISS Global Voting Principles

http://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

Pensions and Lifetime Savings Association Corporate Governance Policy and Voting Guidelines (2018)

https://www.plsa.co.uk/Portals/0/Documents/Policy-Documents/2018/PLSA%20Corporate%20Governance%20Policy%20and%20Voting%20Guidelines%202018%202.pdf?ver=2018-01-30-103352-657

The Pre-Emption Group – Disapplying Pre-emption Rights – A Statement of Principles (2015)

http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf

The Quoted Companies Alliance Corporate Governance Code for Small and Mid-Size Quoted Companies (2018)

https://www.theqca.com/shop/guides/143861/corporate-governance-code-2018-downloadable-pdf.thtml

Hermes EOS, NAPF & others - Remuneration Principles for Building and Reinforcing Long-Term Business Success (2013)

https://www.plsa.co.uk/portals/0/Documents/0351_3_remuneration_principles_for_building_and_reinforcing%20_longterm_business_success_nov2013.pdf

The UK Corporate Governance Code (2018)

https://www.frc.org.uk/document-library/corporate-governance/2018/uk-corporate-governance-code

The UK Corporate Governance Code (2016)

https://frc.org.uk/getattachment/ca7e94c4-b9a9-49e2-a824-ad76a322873c/UK-Corporate-Governance-Code-April-2016.pdf

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Singapore Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2019 Published December 6, 2018 www.issgovernance.com

1.	OVERVIEW

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the AGM shall be made up to a date of not more than four months before the AGM.

•	Approval of financial statements and statutory reports;
•	Dividend distribution;
•	Election of directors;
•	Approval of remuneration of directors;
•	Auditor appointment and approval of auditor remuneration;
•	Capital raising requests;
•	Compensation proposals.

Other items that may be submitted for shareholder approval include:

•	Debt issuance requests;
•	Amendments to articles of associations;
•	Related-party transactions;
•	Mergers and acquisitions.

Policies in this document are presented in the order that generally appears on the ballot.

2.	OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

General Recommendation: Generally vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

3.	BOARD OF DIRECTORS

Voting for Director Nominees in Uncontested Elections

General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

•	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

•	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors;
•	The nominee[1] is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent under the following scenarios:
•	The chairman and the CEO is the same person;
•	The chairman and the CEO are immediate family members[2];
•	The chairman is part of the management team; or
•	The chairman is not an independent director.
•	The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;
•	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

•	The nominee is an executive director;
•	The nominee is a non-independent chairman of the board.

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director’s true level of independence.

Composition:

•

The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies;
•	The director has served on the board for less than a year; and
•	Missing only one meeting (when the total of all meetings is three or fewer).
•	The nominee sits on more than six [3] public company boards.

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Problematic Audit-Related Practices

Generally vote against all members1 of the audit committee up for reelection if:

1 Except for directors newly-appointed to the committee or who served on the committee for a partial year, who are considered on a case-by-case.

2 “Immediate family members” refer to the person’s spouse, child, adopted child, step-child, sibling and parent.

3 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

•	The non-audit fees paid to the auditor are excessive; or
•	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Classification of Directors

Executive Director

•	Employee or executive of the company or a wholly-owned subsidiary of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a shareholder of the company;
•	Any director who is also an employee or executive of a significant[1] shareholder of the company;
•	Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

•	Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
•	Relative[3] of a current employee or executive of the company or its affiliates;
•	Relative[3] of a former employee or executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee or executive;
•	Former employee or executive (five-year cooling off period);
•

Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company’s stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed.

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1)	Have the dissidents proved that board change is warranted? and
(2)	If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

4.	REMUNERATION

Directors Fees

General Recommendation: Generally vote for resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

General Recommendation: Generally vote for an equity-based compensation plan unless:

•

The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels for all outstanding schemes of up to 10 percent if each individual plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

•	The plan permits options to be issued with an exercise price at a discount to the current market price; or
•

Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards. Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

5.	AUDIT

General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;
•	The auditor is being changed without explanation; or
•	The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.

6.	SHARE ISSUANCE REQUESTS

General Issuance Requests

General Recommendation: For companies listed on the Mainboard of the Singapore Exchange, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights.

Discussion

The listing manual of the SGX allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital for issuance with preemptive rights and 20 percent without preemptive rights for Mainboard-listed companies and 100 percent with preemptive rights and 50 percent without preemptive rights for Catalist-listed companies. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small.

General Issuance Requests – Real Estate Investment Trusts

General Recommendation: Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

General Recommendation: For issuance requests relating equity compensation plans, apply the policy on equity compensation plans.

For other issuance requests, vote on a case-by-case basis.

Share Repurchase Plans

General Recommendation: Generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares are implied by the maximum price paid exceeds 5 percent for on-market and/or off-market repurchases.

Discussion

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company’s articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the previous 12 months. Shares may be repurchased either on market or off market by way of an “equal access scheme” designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

7.	ARTICLES AND BYE-LAW AMENDMENTS

General Recommendation: Vote case-by-case on proposed amendments to the Articles and Bye-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote against:

•	The proposed amendments;
•	The adoption of new Articles of Association; or
•	The replacement of the current constitutional document.

Vote case-by-case on the adoption of new constitutional document with no previous reference.

8.	RELATED-PARTY TRANSACTIONS

General Recommendation: Generally vote for mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

Discussion

Singapore’s related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country’s related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company’s business.

9.	CAPITAL

Debt Issuance Requests

General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

•	Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?
•

Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

•	Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
•	The company’s financial position - What is the company’s current leverage and how does that compare to its peers?
•

The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

•	The size of the debt being requested is disclosed;
•	A credible reason for the need for additional funding is provided;
•	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
•	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

•	The proposed maximum amount is more than twice the company’s total debt;
•	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
•	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

10.	MERGERS & ACQUISITIONS

General Recommendation: Vote case-by-case on mergers and acquisition, taking into consideration of following factors:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

11.	SOCIAL AND ENVIRONMENTAL ISSUES

Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

Americas Regional Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2019 Published December 6, 2018 www.issgovernance.com

Coverage Universe

This document applies to all Latin American markets (excluding Brazil which has a separate market policy) as well as certain companies incorporated in “Tax Haven” markets. Tax Haven markets covered under this policy may include the following: Anguilla, Antigua/Barbuda, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Liberia, Marshall Islands, Mauritius, Panama, UK Virgin Islands, and the US Virgin Islands. (Companies incorporated in these markets that are listed in the U.S. are generally evaluated under U.S. guidelines, except those considered Foreign Private Issuers (FPIs) by the SEC, and thus exempt from most listing and disclosure requirements, and are subject to guidelines based on minimal governance standards under ISS’ FPI Policy or, otherwise, guidelines for the relevant regional or market policy.)

1.	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;
•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; and
•	Fees for non-audit services exceed standard annual audit-related fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor’s (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

General Recommendation: Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

General Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

General Recommendation: Vote against other business when it appears as a voting item.

2.	BOARD OF DIRECTORS

Director Elections

General Recommendation: Vote for management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests;
•	The board fails to meet minimum corporate governance standards;
•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	The company does not comply with market legal requirements for minimum board independence, or does not have at least one independent board member, whichever is higher.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting, and if the company does not comply with market legal requirements for minimum board independence or does not have at least one independent board member.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

For Foreign Private Issuers (FPIs), vote against non-independent nominees if:

•	The board is less than majority independent;
•	Non-independent nominees sit on any key committee(s); or
•	The company lacks any formal key committee(s).

For FPIs, generally vote against directors nominated by slate ballot.

ISS Classification of Directors - Americas Regional Policy

  Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

 Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family, but not currently an employee;
•	Former executive (five-year cooling off period);
•

Any director who has served for 12 or more years on the board will be deemed non-independent, unless local best practices recommend a lower tenure limit which will then be applied;Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

 Independent NED

•	No material[4] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

 Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

 Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;

•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Discharge of Directors

General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Shelf Registration Program

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a case-by-case basis, taking into consideration, but not limited to, the following:

•	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
•

Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and

•	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns.

Increases in Authorized Capital

General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

General Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Share Repurchase Plans

General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration that does not exceed market practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests.

In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks; and/or
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	COMPENSATION

Compensation Plans

General Recommendation: Vote compensation plans on a case-by-case basis.

Vote against a stock option plan, or an amendment to the plan, if:

•	The maximum number of shares to be issued under the proposed plan is not disclosed; and/or
•	The company has not disclosed any information regarding the key terms of the proposed stock option plan.

For FPIs, vote against a stock option plan, or an amendment to the plan, if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits repricing;
•	A pay-for-performance misalignment is found;
•	The company’s three year burn rate exceeds the burn rate cap of its industry group;
•	The plan has a liberal change-of-control definition; or
•	The plan is a vehicle for problematic pay practices.

Where the design and disclosure levels of equity compensation plans are not comparable to those seen at U.S. companies, the plans will be evaluated according to the Americas Regional Proxy Voting Guidelines.

Director Compensation

General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5.	OTHER ITEMS

Charitable Donations

General Recommendation: Vote proposals seeking the approval of donations on a case-by-case basis, considering factors including, but not limited to, the following:

•	Size of the proposed donation request;
•	The destination of the proposed allocation of funds; and
•	The company’s historical donations practices, including allocations approved at prior shareholder meetings.

Reorganizations/Restructurings

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

6.	FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS’ Americas Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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www.issgovernance.com

Canada Proxy Voting Guidelines for TSX-Listed Companies

Benchmark Policy Recommendations

Effective for Meetings on or After February 1, 2019 Published December 12, 2018 www.issgovernance.com

COVERAGE

The Canadian research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly – traded Canadian-incorporated companies that are held in our institutional investor clients’ portfolios. These TSX policy guidelines apply to companies listed on the Toronto Stock Exchange. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines. U.S. Foreign Private Issuers that are incorporated in Canada and that do not file DEF14A reports and do not meet the SEC Domestic Issuer criteria are covered under Canadian policy.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

1.	ROUTINE/MISCELLANEOUS

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor’s report, which is included in the company’s annual report, to shareholders at every Annual General Meeting (AGM). This routine item is almost always non-voting.

Ratification of Auditors

General Recommendation: Vote for proposals to ratify auditors unless the following applies:

•	Non-audit (“other”) fees paid to the auditor > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: National Instrument 52-110 - Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its annual information form, with a cross-reference in the related proxy circular, fees billed by the external audit firm in each of the last two fiscal years. These fees must be broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where “Other” fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Other Business

General Recommendation: Vote against all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting as shareholders cannot know what they are approving.

2.	BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Fundamental Principles

Four fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company’s governance practices (including risk management practices). These practices include the annual election of all directors by a majority of votes cast by all shareholders, affording shareholders the ability to remove directors, and providing detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals (including election of directors). In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board. While true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board, structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, ensuring the alignment of director interests with those of shareholders rather than the interests of management, and structuring separate independent key committees with defined mandates. In addition, the board must be able to objectively set and monitor the execution of corporate strategy, with appropriate use of shareholder capital, and independently set and monitor executive compensation programs that support that strategy. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

TSX Listing Requirements

Under Part IV of the Toronto Stock Exchange (TSX) Company Manual, issuers are required to provide for the annual election of directors by individual ballot and to promptly and publicly disclose the votes received for the election of each director following the meeting.

In addition, effective June 30, 2014, issuers were required to adopt a majority voting director resignation policy1 providing that:

•	If director receives less than a majority of votes for his or her election, the director will be required to submit his or her resignation to the board for consideration;
•	The board will accept the resignation absent exceptional circumstances; and
•

The company will promptly issue a public statement with the board’s decision regarding the director’s resignation. If the board does not accept the resignation the statement must fully state the reasons for that decision.

Slate Ballots (Bundled Director Elections)

General Recommendation: Generally vote withhold for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Rationale: Slate ballots are contrary to best practices within the Canadian market. Affording shareholders the ability to individually elect directors allows shareholders to better articulate concerns by voting withhold for those specific directors deemed to be associated with significant concerns.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

ISS Canadian Definition of Independence

1.	Executive Director
1.1.	Employees of the company or its affiliates[i].
1.2.	Current interim CEO or any other current interim executive of the company or its affiliates[i].

2.	Non-Independent Non-Executive Director

Former/Interim CEOii

2.1.	Former CEO of the company or its affiliates[i] within the past five yearsiii or of an acquired company within the past five years.
2.2.

Former interim CEO of the company or its affiliates[i] within the past five yearsiii if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO’s compensationiv at that time.

2.3.	CEO of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five yearsiii.

Controlling/Significant Shareholder

2.4.	Beneficial owner of company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group).

Non-CEO Executivesii

2.5.	Former executive of the company, an affiliate[i], or a firm acquired within the past three years.
2.6.

Former interim executive of the company or its affiliates[i] within the past three years if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive’s terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.

2.7.	Executive of a former parent or predecessor firm at the time the company was sold or split off from parent/predecessor within the past three years.

1 Controlled companies are exempt from this requirement.

2.8.	Executive, former executive of the company or its affiliates[i] within the last three years, general or limited partner of a joint venture or partnership with the company.

Relatives

2.9.	Relative[v] of current executive officervi of the company or its affiliates[i].
2.10.	Relative[v] of a person who has served as a CEO of the company or its affiliates[i] within the last five years; or an executive officer of the company or its affiliates[i] within the last three years.

Transactional, Professional, Financial, and Charitable Relationshipsvii

2.11.	Currently provides (or a relative[v] provides) professional servicesviii to the company, its affiliates[i] or to its officers.
2.12.

Is (or a relative[v] is) a partner, controlling shareholder or an employee of, an organization that provides professional services viii to the company, to an affiliate of the company, or to an individual officer of the company or one of its affiliates[i].

2.13.	Currently employed by (or a relative[v] is employed by) a significant customer or supplierix of the company or its affiliates[i].
2.14.	Is (or a relative[v] is) a trustee, director or employee of a charitable or non-profit organization that receives material[x] grants or endowments from the company or its affiliates[i] .
2.15.

Has, or is (or a relative[v] is) a partner, controlling shareholder or an employee of, an organization that has a transactional relationship with the company or its affiliates[i], excluding investments in the company through a private placement.

Other Relationships

2.16.	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
2.17.	Founderxi of the company but not currently an employee.
2.18.	Has any material[x] relationship with the company or with any one or more members of management of the company.
2.19.	Non-employee officer of the company or its affiliates[i] if he/she is among the five most highly compensated.

Board Attestation

2.20.	Board attestation that an outside director is not independent.

3.	Independent Director
3.1.	No material[x] ties to the company other than board seat.

Footnotes:

i “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii When there is a former CEO or other officer of a capital pool company (CPC) or special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

iii The determination of a former CEO’s classification following the five year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service with the company, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

iv ISS will look at the terms of the interim CEO’s compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

v Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director’s home.

vi Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

vii The terms “Currently”, “Is” or “Has” in the context of Transactional, Professional, Financial, and Charitable Relationships will be defined as having been provided at any time within the most recently completed fiscal year and/or having been identified at any time up to and including the annual shareholders’ meeting.

viii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have commission or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services and IT consulting services. “Of counsel” relationships are only considered immaterial if the individual does not receive any form of compensation from, or is a retired partner of, the firm providing the professional services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional rather than a professional services relationship. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

ix If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient’s gross revenues (the recipient is the party receiving proceeds from the transaction).

x “Material” is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

xi The company’s public disclosure regarding the operating involvement of the Founder with the company will be considered. If the Founder was never employed by the company, ISS may deem the Founder as an independent outsider absent any other relationships that may call into question the founding director’s ability to provide independent oversight of management.

Vote case-by-case on director nominees, examining the following factors when disclosed:

•	Independence of the board and key board committees;
•	Disclosed commitment to board gender diversity;
•	Number of Board Commitments;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Long-term company performance;
•	Directors’ ownership stake in the company;
•	Compensation practices;
•	Responsiveness to shareholder proposals; and
•	Board accountability.

Board Structure and Independence

General Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:

•	The board is less than majority independent; or
•	The board lacks a separate compensation or nominating committee.

Rationale: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no executive directors sit on boards. Company executives have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain, however, the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, executives, former executives and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice corporate governance standards recommend that the board should have:

•	A majority of independent directors; and
•	A nominating committee and a compensation committee composed entirely of independent directors (S.

Guideline Eight of the Canadian Coalition for Good Governance (CCGG)’s 2013 publication

Building High Performance Boards indicates that boards should “Establish mandates for board committees and ensure committee independence.” It is further recommended that key board committees “review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process.”

Non-Independent Directors on Key Committees

General Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:

•	Are Executive Directors;
•	Are Controlling Shareholders; or
•	Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.

Rationale: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. The presence of executive directors and those having significant influence over management may impede the ability of key board committees to provide independent oversight of audit, executive compensation or nomination matters. Director elections are seen to be the single most important use of the shareholder franchise.

Policy Considerations for Majority Owned Companies2

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis director nominees who are or who represent a controlling shareholder of a majority owned company may be supported under ISS’ board and committee independence policies if the company meets all of the following independence and governance criteria:

•

The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;

•	In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);
•

If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;

•

A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and

•	Prompt disclosure of detailed vote results following each shareholder meeting.

ISS will also take into consideration any other concerns related to the conduct of the subject director(s) and any controversy or questionable actions on the part of the subject director(s) that are deemed not to be in the best interests of all shareholders.

Rationale: Canadian corporate law provides significant shareholder protections. For example, under most BCAs, a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors and in most jurisdictions directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.

This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

Audit Fee Disclosure

General Recommendation: Vote withhold for the members of the audit committee as constituted in the most recently completed fiscal year if:

•	No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

2 A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50 percent or more of the outstanding common shares.

Rationale: The disclosure of audit fees by category is a regulatory requirement and this information is of great importance to shareholders due to the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

General Recommendation: Vote withhold for individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

•	Non-audit fees (“other”) fees paid to the external audit firm > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where “Other” fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Part 2 of National Instrument 52-110 - Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and that the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Persistent Problematic Audit Related Practices

General Recommendation: Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as:

•	Accounting fraud;
•	Misapplication of applicable accounting standards; or
•	Material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, will be examined in determining whether withhold votes are warranted.

Rationale: The policy addresses those cases which could potentially raise serious concern with respect to the audit committee’s oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the audit committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company’s internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

Director Attendance

General Recommendation: Vote withhold for individual director nominees if:

•

The company has not adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key[3] committee meetings[4] held within the past year without a valid reason for these absences; or

•

The company has adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key[3] committee meetings[4] held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years’ meeting attendance.

The following should be taken into account:

•	Valid reasons for absence at meetings include illness or absence due to company business;
•	Participation via telephone is acceptable;
•	If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent;
•	Board and key committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business; and
•	Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

Rationale: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority. A pattern of absenteeism may indicate a more serious concern with a director’s ability to serve and may warrant a board review and potentially the director’s resignation.

3 Key committees include audit, compensation and nominating committees.

4 If a withhold recommendation under this policy is based solely on meeting attendance at board meetings due to a lack of disclosure concerning committee meeting attendance, this will be disclosed in ISS’ report.

Overboarded Directors

General Recommendation: Generally vote withhold for individual director nominees who:

•	Are non-CEO directors and serve on more than five public company boards; or
•	Are CEOs of public companies who serve on the boards of more than two public companies besides their own – withhold only at their outside boards[5].

Rationale: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders’ interests. While the knowledge and experience that come from multiple directorships is highly valued, directors’ increasingly complex responsibilities require an increasingly significant time commitment. Directors must balance the insight gained from roles on multiple boards with the ability to sufficiently prepare for, attend, and effectively participate in all of their board and committee meetings.

Gender Diversity Policy

General Recommendation: For widely-held6 companies, generally vote withhold for the Chair of the Nominating Committee or Chair of the committee designated with the responsibility of a nominating committee, or Chair of the board of directors if no nominating committee has been identified or no chair of such committee has been identified, where:

•	The company has not disclosed a formal written gender diversity policy[7]; and

•	There are zero female directors on the board of directors.

The gender diversity policy should include a clear commitment to increase board gender diversity. Boilerplate or contradictory language may result in withhold recommendations for directors.

The gender diversity policy should include measurable goals and/or targets denoting a firm commitment to increasing board gender diversity within a reasonable period of time.

When determining a company’s commitment to board gender diversity, consideration will also be given to the board’s disclosed approach to considering gender diversity in executive officer positions and stated goals or targets or programs and processes for advancing women in executive officer roles, and how the success of such programs and processes is monitored.

Exemptions:

This policy will not apply to:

•	Newly publicly listed companies within the current or prior fiscal year;

•	Companies that have transitioned from the TSXV within the current or prior fiscal year; or

•	Companies with four or fewer directors.

5 Although a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

6 “Widely-held” refers to S&P/TSX Composite Index companies as well as other companies that ISS designates as such based on the number of ISS clients holding securities of the company.

7 Per NI 58-101 and Form 58-101F1, the issuer should disclose whether it has adopted a written policy relating to the identification and nomination of women directors. The policy, if adopted, should provide a short summary of its objectives and key provisions; describe the measures taken to ensure that the policy has been effectively implemented; disclose annual and cumulative progress by the issuer in achieving the objectives of the policy, and whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

Rationale: Gender diversity has become a high profile corporate governance issue in the Canadian market. Effective Dec. 31, 2014, as per National Instrument 58-101 Disclosure of Corporate Governance Practices, TSX-listed issuers are required to provide proxy disclosures regarding whether, and if so how, the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. Also required is disclosure of policies or targets, if any, regarding the representation of women on the board. The disclosure requirement has been a catalyst for the addition of women on the boards of many widely-held TSX-listed reporting issuers. Widely-held TSX-listed company boards lacking a policy commitment and having zero female directors are now deemed to be outliers lagging market expectations in this regard. On Nov. 16, 2017 ISS announced an update to the Proxy Voting Guidelines for TSX-Listed Companies to establish a board gender diversity policy applicable to S&P/TSX Composite Index companies. The ISS gender diversity policy came into effect for meetings that were held on or after Feb. 1, 2018.

Among non-Composite Index TSX-listed issuers, many have disclosed that they have not adopted a gender diversity policy, or goals or targets. Further, approximately 45 percent in the ISS coverage universe do not have any women on the board of directors. Therefore, the policy has been revised to expand its scope beyond Composite Index companies to a broader universe of widely-held TSX reporting issuers (other than those exceptions indicated above) commencing 2019. Given that such a large number of smaller, more narrowly-held TSX-listed issuers do not have any female directors and given the potentially disproportionate impact on voting recommendations upon policy implementation for such issuers, an expansion to the entire TSX universe is at this stage not contemplated.

Former CEO/CFO on Audit/Compensation Committee

General Recommendation: Vote withhold for any director who has served as the CEO of the company within the past five years and is a member of the audit or compensation committee. Evaluate on a case-by-case basis whether support is warranted for any former CEO on the audit or compensation committee following a five year period8 after leaving this executive position.

Generally vote withhold for any director who has served as the CFO of the company within the past three years and is a member of the audit or compensation committee.

Rationale: Although ISS policy designates former CEOs and CFOs as non-independent non-executive directors, a withhold vote will be recommended as if they were executives where they sit on either the audit or compensation committee prior to the conclusion of a cooling-off period. This policy reflects the concern that the influence of a recent former executive on these committees could compromise the committee’s efficacy. In the case of an audit committee the concern relates to the independent oversight of financials for which the executive was previously responsible, while in the case of a compensation committee the concern relates to oversight of compensation arrangements which the executive may have orchestrated and over which he or she may still wield considerable influence.

The three-year cooling-off period afforded to a former CFO reflects the cooling-off period provided in National Instrument 52-110 – Audit Committees.

8 The determination of a former CEO’s classification following the five year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

A five-year cooling-off period is applied for former CEOs in order to allow for the potential occurrence of significant changes within the company’s management team. As well, this period allows for the exercise or expiry of the former CEOs outstanding equity awards, thereby eliminating lingering compensation ties to the company’s operational performance which would have aligned the former CEO’s interests with management. Following the conclusion of the five-year period, the former CEO’s independence status will be re-evaluated with consideration to any other relationships which could preclude reclassification as an independent outsider.

Voting on Directors for Egregious Actions

General Recommendation: Under extraordinary circumstances, vote withhold for directors individually, one or more committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[9] or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Rationale: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

In the event of exceptional circumstances (including circumstances relating to past performance on other boards) that raise substantial doubt about a director’s ability to effectively monitor management and serve in the best interests of shareholders, a withhold vote may be recommended.

Board Responsiveness

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

General Recommendation: Vote withhold for continuing individual directors, nominating committee10 members, or the continuing members of the entire board of directors if:

•

At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting director resignation policy and the nominating committee[9] has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a case-by-case basis;

•

At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or

9 Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.

10 Or other board committee charged with the duties of a nominating committee as specified in the company’s majority voting director resignation policy.

•	The board failed to act[11] on a shareholder proposal that received the support of a majority of the votes cast (excluding abstentions) at the previous shareholder meeting.

As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

Rationale: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority voting, director resignation policies as required by the TSX.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director’s resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

Unilateral Adoption of an Advance Notice Provision

General Recommendation: Vote withhold for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Rationale: The ability of shareholders to put forward potential nominees for election to the board is a fundamental right and should not be amended by management or the board without shareholders’ approval, or, at a minimum, with the intention of receiving shareholder approval at the next annual or annual/special meeting of shareholders. As such, the board of directors, as elected representatives of shareholders’ interests and as the individuals primarily responsible for corporate governance matters, should be held accountable for allowing such policies to become effective without further shareholder approval.

Furthermore, disclosures regarding these policies should be made available to shareholders (similar to shareholder proposal deadline disclosures or majority voting policy disclosures) because they are substantive changes that may impact shareholders’ ability to nominate director candidates. Failure to provide such disclosure is not in shareholders’ best interests.

Externally-Managed Issuers (EMIs)

General Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

•	The size and scope of the management services agreement;

11 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

•	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
•	Overall performance;
•	Related party transactions;
•	Board and committee independence;
•	Conflicts of interest and process for managing conflicts effectively;
•	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
•	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
•	Historical compensation concerns;
•	Executives’ responsibilities; and
•	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Rationale:

Externally-managed issuers (EMIs) typically pay fees to outside firms in exchange for management services. In most cases, some or all of the EMI’s executives are directly employed and compensated by the external management firm.

EMIs typically do not disclose details of the management agreement in their proxy statements and only provide disclosure on the aggregate amount of fees paid to the manager, with minimal or incomplete compensation information.

Say-on-pay resolutions are voluntarily adopted in Canada. Additionally, all non-controlled TSX-listed issuers are required to adopt majority voting director resignation policies which could result in a director being required to resign from a board if he or she receives more ‘withhold’ than ‘for’ votes at the shareholders’ meeting. Some investor respondents to ISS’ 2015-16 ISS Global Policy Survey indicated that in cases where an externally managed company does not have a say-on-pay proposal (i.e., ‘withhold’ votes may be recommended for individual directors), factors other than disclosure should be considered, such as performance, compensation and expenses paid in relation to peers, board and committee independence, conflicts of interest, and pay-related issues. Policy outreach sessions conducted with Canadian institutional investors resulted in identical feedback.

Other Board-Related Proposals

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

General Recommendation: Vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

Rationale: The separation of the positions of chair and CEO is supported as it is viewed as superior to the lead director concept. The positions of chair and CEO are two distinct jobs with different job responsibilities. The chair is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Majority of Independent Directors/Establishment of Committees

General Recommendation: Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

•	The board composition already meets the proposed threshold based on ISS’ definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

•	The board’s committees already meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Vote for resolutions requesting that: (i) the board adopt a majority voting director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

•	A majority voting director resignation policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and
•

The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Proxy Contests - Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case in contested elections taking into account:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions

Overall Approach: When analyzing proxy contests, ISS focuses on two central questions:

•	Have the dissidents met the burden of proving that board change is warranted? And, if so;
•	Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at a vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case taking into account:

•	Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

3.         SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements

General Recommendation: Vote case-by-case on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

•	To prevent stealth proxy contests;
•	To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and
•	To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.

Features that may be considered problematic under ISS’ evaluation include but are not limited to:

•

For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;

•	The board’s inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;
•

A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;

•

A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

•	Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;
•

Any disclosure request within the advance notice requirement or the company’s ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;

•

Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and

•	Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Rationale: As advance notice requirements continue to evolve and their use is tested by market participants, Canadian institutional investors are voicing concerns about the specific provisions contained therein. Investors have cautioned with respect to the potential for certain provisions included within these requirements to be used to impede the ability of shareholders to nominate director candidates to the board of directors, a fundamental shareholder right under Canada’s legal and regulatory framework.

A minimum 30-day shareholder notice period supports notice and access provisions and is in keeping with the stated purpose of advance notice requirements which is to prevent last minute or stealth proxy contests. Any maximum threshold for shareholder notice is deemed unacceptable, and the removal of such is expected to facilitate timelier access to the proxy and afford shareholders more time to give complete and informed consideration to dissident concerns and director nominees.

Enhanced and discretionary requirements for additional information that is not then provided to shareholders, provisions that may prohibit nominations based on restricted notice periods for postponed or adjourned meetings and written confirmations from nominee directors in advance of joining the board are all examples of the types of provisions that have the potential to be misused and are outside the intended stated purpose of advance notice requirements.

Canadian court cases have provided a clear indication that these provisions are intended to protect shareholders, as well as management, from ambush and that they are not intended to exclude nominations given on ample notice or to buy time to allow management to develop a strategy to defeat dissident shareholders. As well, these rulings have shown that in the case of ambiguous provisions the result should weigh in favour of shareholder voting rights.

For more detail regarding ISS’ policy on advance notice requirements, please see the latest version of our Advance Notice Requirement FAQ.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

General Recommendation: Vote against new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).

Rationale: With Enhanced Quorum, the ability to hold a shareholders’ meeting is subject to management’s pre-determination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a 50 percent quorum requirement for the initial meeting.

Appointment of Additional Directors Between Annual Meetings

General Recommendation: Vote for these resolutions where:

•	The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;
•	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
•	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

Article/By-law Amendments

General Recommendation: Vote for proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

•

The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

•	The quorum for a meeting of directors is less than 50 percent of the number of directors;
•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
•	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;
•

An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders’ interests and which are deemed outside the purview of the stated purpose of the requirement;

•	Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or
•	Any other provisions that may adversely impact shareholders’ rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or bylaws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR.

General Recommendation: Vote for proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Rationale: Constating documents such as articles and by-laws (in concert with the legislative framework provided by Canada’s various BCAs) establish the rights of shareholders of a company and the procedures through which the board of directors exercises its duties. Given this foundational role, these documents should reflect best practices within the Canadian market wherever possible.

•

Quorum Requirements: The quorum requirement for meetings of shareholders should encourage wide-ranging participation from all shareholders. Shareholder meeting quorum requirements that allow only one shareholder to constitute quorum could allow a single significant or controlling shareholder to dominate meetings at the expense of minority shareholders. Quorum requirements with lower shareholding thresholds, such as five percent, could provide a significant shareholder or a small group of shareholders with the ability to pass resolutions that may be considered contentious or problematic by other shareholders. Likewise, quorum requirements for meetings of directors should ensure that at least half of shareholders’ representatives are present before significant decisions are made. Directors’ responsibilities include attending all meetings for which their presence is scheduled and a company’s core documents should reflect this duty.

•

Casting Vote for the Chair at Board Meetings: While the chair is the appointed leader of the board, the authority granted to the chair by shareholders is no greater than that granted to any other director. Providing the chair with a casting or second vote in the event of a tie could result in a power structure which is not conducive to effective governance. Additionally, while boards are increasingly transitioning toward a governance structure involving a separate chair and CEO, many issuers still combine these roles or appoint a recent former CEO as board chair. In cases where the board is divided on an issue, it is inappropriate from the perspective of shareholders for an insider or affiliated outsider to have the final decision in contentious matters which could significantly affect shareholders’ interests.

•

Alternate Directors: A provision allowing for alternate directors, who have been neither elected by shareholders nor ratified by shareholders following board appointment, raises serious concerns regarding whether these individuals may be bound to serve in the best interests of shareholders. Furthermore, directors must be willing to earmark sufficient time and effort toward serving on a board once they have accepted the responsibility entrusted to them by shareholders. The appointment of unelected alternates is inconsistent with this duty.

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Problematic Advance Notice Requirements: A number of advance notice requirements have been included on ballots as amendments to company by-laws or articles. Any such requirements are deemed significant additions to the bylaw or articles and therefore are reviewed with respect to whether they negatively affect shareholders’ ability to nominate directors to the board. See ISS’ policy on Advance Notice Requirements for details.

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Blanket Authority for Share Capital Structure Alterations: In recent years, some companies incorporated under the Business Corporations Act (British Columbia) (“BCBCA”) have sought to amend their constating documents to provide the board with blanket authority to alter the company’s share capital structure. These changes include the ability to increase the company’s authorized capital and change restrictions on any class of shares. Although permitted under the BCBCA, shareholders would be better served if changes which could affect shareholders’ interests required shareholder approval.

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Other Problematic Provisions: Other proposals to alter the articles or by-laws will be approached on a case-by-case basis. Where a potential inclusion, deletion, or amendment is deemed contrary to shareholders’ interests, ISS will generally, taking into consideration any other problematic factors or mitigating circumstances, recommend against such changes.

Cumulative Voting

General Recommendation: Where such a structure would not be detrimental to shareholder interests, generally vote for proposals to introduce cumulative voting.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

General Recommendation: Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

•

The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

General Recommendation: Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:

•	To give the board more time to find an alternative value enhancing transaction; and
•	To ensure the equal treatment of all shareholders.

Vote against plans that go beyond these purposes if:

The plan gives discretion to the board to either:

•	Determine whether actions by shareholders constitute a change in control;
•	Amend material provisions without shareholder approval;
•	Interpret other provisions;
•	Redeem the rights or waive the plan’s application without a shareholder vote; or
•	Prevent a bid from going to shareholders.

The plan has any of the following characteristics:

•	Unacceptable key definitions;
•	Reference to Derivatives Contracts within the definition of Beneficial Owner;
•	Flip over provision;
•	Permitted bid minimum period greater than 105 days;
•	Maximum triggering threshold set at less than 20 percent of outstanding shares;
•	Does not permit partial bids;
•	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
•	Bidder must frequently update holdings;

•	Requirement for a shareholder meeting to approve a bid; and
•	Requirement that the bidder provide evidence of financing.

The plan does not:

•	Include an exemption for a “permitted lock up agreement”;
•	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
•	Exclude reference to voting agreements among shareholders.

Rationale: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the minimum time period during which a Permitted Bid may remain outstanding in order to the give the board of directors of a target company sufficient time to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Recent changes to take-over bid regulation under National Instrument 62-104 Take-Over Bids and Issuer Bids, have codified a number of key provisions that ISS has long required in order to support a shareholder rights plan. As well, new regulation has established a 105-day minimum bid deposit period, with board discretion to reduce this period in certain circumstances but in no event to less than 35 days.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, or in other words, whether a takeover bid could proceed. This, in turn, created enough uncertainty for bidders or potential purchasers to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a “new generation” rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding than the percentage owned immediately prior to the acquisition. It should also be noted that “new generation” rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore references to the voting of securities (a.k.a. “voting pills”) which may have a chilling effect on shareholder initiatives relating to the voting of shares on corporate governance matters, or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities, including the voting of shares, for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a “Shareholder Endorsed Insider Bid” (SEIB) provision which would allow an “Insider” and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a “new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans have been limited to achieving the two purposes identified here. The adoption of National Instrument 62-104 now ensures that a board has ample time to consider a take-over bid and to find a superior alternative transaction that maximizes shareholder value. However, “new generation” shareholder rights plans will continue to serve an important purpose because they ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders.

Reincorporation Proposals

General Recommendation: Vote case-by-case on proposals to change a company’s jurisdiction of incorporation taking into account:

•	Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

•	Positive financial factors outweigh negative governance implications; or
•	Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

4.   CAPITAL/RESTRUCTURING

Mergers and Corporate Restructurings

General Recommendation: For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market Reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic Rationale: Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

Negotiations and Process: Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of Interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Increases in Authorized Capital

General Recommendation: Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

•	A company’s shares are in danger of being de-listed; or
•	A company’s ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

Rationale: Canadian jurisdictions generally, permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

Private Placement Issuances

General Recommendation: Vote case-by-case on private placement issuances taking into account:

•	Whether other resolutions are bundled with the issuance;
•	Whether the rationale for the private placement issuance is disclosed;
•	Dilution to existing shareholders’ position:
•	Issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;
•	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
•	Market reaction: The market’s response to the proposed private placement since announcement; and
•	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

Rationale: The TSX requires shareholder approval for private placements:

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For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or

•

That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number of the issuer’s listed and outstanding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

In instances where a company will file for bankruptcy if the transaction is not approved or where a company has going concern issues, the urgent need for financing will generally override the other criteria under examination. In instances where the transaction is required for other financing purposes, the other criteria will be examined on a case-by-case basis.

Blank Cheque Preferred Stock

General Recommendation: Vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

•	The shares carry unspecified rights, restrictions, and terms; or
•	The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited12 number of preferred shares where both of the following apply:

•	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and
•	The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

General Recommendation: Vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which ISS would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

•	It is required due to foreign ownership restrictions and financing is required to be done out of country[13];
•	It is not designed to preserve the voting power of an insider or significant shareholder;
•	The subordinate class may elect some board nominees;
•	There is a sunset provision; and
•	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

General Recommendation: Vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

Rationale: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

5.   COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

12 Institutional investors have indicated low tolerance for dilutive preferred share issuances. Therefore, if the authorized preferred shares may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20 percent of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached which could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50 percent of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

13 The company has disclosed that it has requested to have its shares listed for trading on a non-Canadian stock exchange.

Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

General Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation (Management Say-on-Pay proposals or MSOPs).

Vote against MSOP proposals, withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices; or
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay for Performance:

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Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities;
•	Analysis of company performance and executive pay trends over time, taking into account ISS’ Pay for Performance policy;
•	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

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Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);

•	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.

Board Communications and Responsiveness:

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Clarity of disclosure (e.g., whether the company’s Form 51-102F6 disclosure provides timely, accurate, complete and clear information about compensation practices in both tabular format and narrative discussion);

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Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Voting Alternatives

In general, the MSOP is the primary focus of voting on executive pay practices; dissatisfaction with compensation practices can be expressed by voting against an MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all MSOP resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

General Recommendation: Vote against MSOP proposals and/or vote withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or against an equity-based incentive plan proposal if:

•	There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO’s pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

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The Relative Degree of Alignment (RDA) is the difference between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group[14], each measured over a three-year period or less if pay or performance data is unavailable for the full three years;

14 The peer group is generally comprised of 11-24 companies using following criteria:

The GICS industry classification of the subject company;

The GICS industry classification of the company’s disclosed pay benchmarking peers;

Size constraints for revenue between 0.25X and 4X the subject company’s size (or assets for certain financial companies) and market value utilizing four market cap “buckets” (micro, small, mid and large);;

•	The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;
•	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

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The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

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The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

•

The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

•	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;
•	The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;
•	The trend considering prior years’ P4P concern;
•	Extraordinary situation due to a new CEO in the last reported FY;[15] and
•	Any other factors deemed relevant.

Rationale: The two part methodology is a combination of quantitative and qualitative factors that more effectively drive a case-by-case evaluation. Please refer to the latest version of the Canadian Executive Compensation FAQ for a more detailed discussion of ISS’ quantitative pay-for-performance screen and peer group construction methodology.

Problematic Pay Practices

General Recommendation: Vote against MSOP resolutions and/or vote withhold for compensation committee members if the company has significant problematic compensation practices.

Generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

The following order is used for GICS industry group peer selection (8-digit, 6-digit, 4-digit, or 2-digit) while pushing the subject company’s size closer to the median of the peer group.

Please refer to ISS’ Canadian Compensation FAQ for further details.

In exceptional cases, peer groups may be determined on a customized basis.

15 Note that the longer-term emphasis of the methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a “new” CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly “overpay” for new leadership due to prior poor performance.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an against or withhold vote:

Poor disclosure practices:

•

General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

•	Excessive “make whole” provisions;
•	Any of the problematic pay practices listed in this policy;

Egregious employment contracts:

•	Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans:

•	Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

•	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
•	Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);
•

Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;

•	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
•	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Egregious pension/SERP (supplemental executive retirement plan) payouts:

•	Inclusion of performance-based equity awards in the pension calculation;
•	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
•	Addition of extra years of service credited without compelling rationale;
•	No absolute limit on SERP annual pension benefits (any limit should be expressed as a dollar value);
•	No reduction in benefits on a pro-rata basis in the case of early retirement;

Excessive perks:

•

Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards:

•	Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

•	Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);

•	Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);

•	Cancellation and subsequent re-grant of options;

Internal Pay Disparity:

•	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

•	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;

•

Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Rationale: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

General Recommendation: Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

•

Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

•	Board’s responsiveness to investor input and engagement on compensation issues, including:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics;

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;

•	Failure to respond to the company’s previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include, but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

Equity-Based Compensation Plans

General Recommendation: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan16 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

16 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Detailed disclosure regarding the treatment of outstanding awards under a change-in-control (CIC)

•	No financial assistance to plan participants for the exercise or settlement of awards;

•	Public disclosure of the full text of the plan document; and

•	Reasonable share dilution from equity plans relative to market best practices.

•	Grant Practices:

•	Reasonable three-year average burn rate relative to market best practices;

•	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);

•	The issuance of performance-based equity to the CEO;

•	A clawback provision applicable to equity awards; and

•	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ best interests.

Overriding Negative Factors: In addition, vote against the plan if any of the following unacceptable factors have been identified:

•	Discretionary or insufficiently limited non-employee director participation;

•	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;

•	A history of repricing stock options without shareholder approval (three-year look-back);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Rationale: As issues around cost transparency and best practices in equity-based compensation have evolved in recent years, ISS’ Equity Plan Scorecard approach provides for a more nuanced consideration of equity plan proposals.

Feedback obtained through ongoing consultation with institutional investors indicates strong support for the scorecard approach, which incorporates the following key goals:

1.	Consider a range of factors, both positive and negative, in determining vote recommendations;
2.

Select factors based on institutional investors’ concerns and preferences and on best practices within the Canadian market established through regulation, disclosure requirements, and best practice principles;

3.	Establish factor thresholds and weightings which are cognizant of the Canadian governance landscape (separate scorecards for the S&P/TSX Composite Index and the broader TSX);
4.	Ensure that key concerns addressed by policy continue to hold paramount importance (institution of overriding negative factors).

The EPSC policy for equity plan proposals provides a full-spectrum overview of plan cost, plan features, and historic grant practices. This allows shareholders greater insight into rising governance concerns, such as the implementation of risk-mitigating mechanisms, the strength of vesting provisions, and the use of performance-based equity, while also providing added assessments of longstanding concerns relating to equity plans such as burn rate and dilution. By assessing these factors in combination, the EPSC is designed to facilitate a more holistic approach to reviewing these plans. Plans will, however, continue to be subject to the scrutiny of overriding negative factors reflecting ISS’ current policies regarding problematic non-employee director participation, insufficient plan amendment provisions, repricing without shareholder approval, and other egregious practices.

More information about the policy and weightings can be found in ISS’ Canadian Executive Compensation FAQ.

Plan Cost

General Recommendation: Vote against equity plans if the cost is unreasonable.

Shareholder Value Transfer (SVT)

The cost of equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types.

SVT is assessed relative to a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.17

Rationale: Section 613 of the TSX Company Manual requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, shareholder approval is also required for stock purchase plans using treasury shares where financial assistance or share matching is provided, security purchases from treasury where financial assistance is provided, and certain equity awards made outside of an equity plan.

Overriding Negative Factors

17 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

Plan Amendment Provisions

General Recommendation: Vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

•	Any reduction in exercise price or cancellation and reissue of options or other entitlements;

•	Any amendment that extends the term of options beyond the original expiry;

•

Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;

•	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and

•	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Rationale: In response to the rule changes affected by the TSX related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;Any reduction in exercise price of options or purchase price of other entitlements which benefits an insider;[18]

18 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

•	Any amendment that extends the term of options or other entitlements beyond the original expiry and that benefits an insider of the issuer;

•	Any amendment to remove or exceed the insider participation limits; and

•	Amendments to an amending provision within a security based compensation arrangement.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity-based compensation plans, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS’ policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders

Non-Employee Director (NED) Participation

Discretionary Participation

General Recommendation: Vote against a management equity compensation plan that permits discretionary NED participation.

Limited Participation

General Recommendation: Vote against an equity compensation plan proposal where:

•	The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or
•	The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options. For further details, please refer to the ISS Canadian Executive Compensation FAQ.

Rationale: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent NEDs who are charged with overseeing not only a company’s compensation scheme but also corporate governance and long-term sustainability. With regard to full value award plans, the directors who administer the plans should not participate in those same plans on a discretionary or excessive basis.

Repricing Options

Repricing History

General Recommendation: Vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

Other Compensation Proposals

Individual Grants

General Recommendation: Vote against individual equity grants to NEDs in the following circumstances:

•	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
•	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Rationale: To address investor concerns related to discretionary or unreasonable NED participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company’s compensation program but are also responsible and accountable for the company’s overall corporate governance and long term sustainability. The established acceptable range for aggregate NED option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for NEDs, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year. However, based on current market practice, an updated annual individual NED share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

Please refer to the latest version of the ISS Canadian Equity Plan Scorecard FAQ for further details and discussion related to the NED limit policy.

Repricing Proposals

General Recommendation: Vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported:

•	reduction in exercise price or purchase price;

•	extension of term for outstanding options, cancellation and reissuance of options; and

•	substitution of options with other awards or cash.

Rationale: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

Canadian institutional investors have long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

Employee Stock Purchase Plans (ESPPs, ESOPs)

General Recommendation: Vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

•	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

•

Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

•	Purchase price is at least 80 percent of fair market value with no employer contribution;

•	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

•	The Plan Amendment Provision requires shareholder approval for amendments to:

•	The number of shares reserved for the plan;

•	The allowable purchase price discount;

•	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

General Recommendation: Vote for deferred compensation plans if:

•	SVT cost of the plan does not exceed the company’s allowable cap;

•	If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

•

NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);

•	The plan amendment provisions require shareholder approval for any amendment to:

•	Increase the number of shares reserved for issuance under the plan;

•

Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

•	Amend the plan amendment provisions

Rationale: Deferred compensation plans generally encourage share ownership in the company. These types of deferred compensation arrangements are usually designed to compensate executives and outside directors by granting share awards that are held for a period of time before payment or settlement thus aligning their interests with the long-term interests of shareholders, and by allowing them the opportunity to take all or a portion of their cash compensation in the form of deferred units.

Director Compensation

Non-Employee Director (NED) Deferred Share Unit (DSU) Plans

General Recommendation: Vote for a NED deferred compensation plan if:

•	DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and

•	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

General Recommendation: Vote for NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

•	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

•	If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company’s allowable cap;

•	NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);

•	The plan amendment provisions require shareholder approval for any amendment to:

•	Increase the number of shares reserved for issuance under the plan;

•

Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

•	Amend the plan amendment provisions.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

•	Director stock ownership guidelines of a minimum of three times annual cash retainer;

•	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;

•	The mix of remuneration between cash and equity; and

•	Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

General Recommendation: On a case-by-case basis, generally vote withhold for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

•

Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);

•	Performance-based equity grants to non-employee directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and

•	Other significant problematic practices relating to director compensation.

Rationale: The issuance of excessive inducement grants to non-employee directors can create problematic incentives which may compromise an otherwise independent director’s judgement or foster divergent incentives between those directors who have recently received such awards and those who have not. Similarly, the issuance of performance-based equity awards (e.g. performance share units or PSUs) to non-employee directors may increase the risk of misaligning directors’ interests away from the interests of shareholders and align them more with those of management.

Shareholder Proposals on Compensation

General Recommendation: Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

•	The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

General Recommendation: Vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Rationale: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Supplemental Executive Retirement Plan (SERP) Proposals

General Recommendation: Vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

•	Inclusion of equity-based compensation in the pension calculation;

•	Inclusion of excessive bonus amounts in the pension calculation;

•	Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;

•	No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);

•	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

Rationale: The inclusion of incentive compensation amounts along with base pay as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the SERP calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

6.	SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

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The Global Leader In Corporate Governance

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Exhibit B

Proxy Vote

Conflicts of Interest Certification

Name of Company:

Date of Proxy Vote:

Mason Street Advisors, LLC’s (“MSA’s) Proxy Voting Policies and Procedures state that, when voting proxies on behalf of MSA’s advisory clients, MSA employees will not be influenced by outside sources whose interests conflict with the interests of such clients. Any MSA employee who becomes aware of a conflict of interest relating to a particular proxy vote must immediately disclose that conflict to MSA’s Proxy Committee.

By signing below, I hereby certify that I am not aware of any conflict of interest that has influenced, or has the potential to influence, my proxy voting recommendation(s) with respect to the above listed proxy vote.

Signature: ______________________________	Date: ____________________

Print Name: _____________________________

Approval: _________________________	Date: ____________________

Aberdeen

Corporate Governance and Voting Policy

SUMMARY

Objective

The objective of this Policy is to ensure that Aberdeen understands the governance issues at its active investments and applies a consistent and intelligent approach to proxy voting and engagement activities.

Core Policy

Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance are more successful in their core activities and deliver enhanced returns to shareholders. Aberdeen adheres to the principles of the Stewardship Codes established by the UK and other markets around the world.

Responsibility

Responsibility for drafting and monitoring the Policy rests with the Head of Corporate Governance.

Scope

This Policy must be adhered to by all Investment Desks and by Stewardship Team members.

Availability

This document is confidential and privileged and should not be distributed outside the Group. However there may be times when external parties such as Regulators, Auditors, clients or prospective clients may ask to view it in its entirety or certain parts of it. In such circumstances Legal or Compliance must be consulted and clearance to release the relevant sections obtained.

BACKGROUND AND DETAIL

This Policy comprises the following sections:

☐	Website Disclosure relating to Proxy Voting, Shareholder Advocacy and Engagement
☐	Corporate Governance Principles
☐	Conflicts of Interest in Proxy Voting
☐	Disclosure Response to Stewardship Codes
☐	Collective Engagement

WEBSITE DISCLOSURE - PROXY VOTING, SHAREHOLDER ADVOCACY AND

ENGAGEMENT

Aberdeen invests for its clients’ portfolios in companies globally and actively targets investment in those companies with sound corporate governance practices. Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders. Aberdeen adheres to the principles of the Stewardship Codes established by the UK and other markets around the world.

The Aberdeen Corporate Governance Principles provide a framework for investment analysis, engagement and proxy voting for investee companies worldwide. The Group recognises its obligation to be involved in monitoring its investee companies and to participate actively in the corporate governance process. In Aberdeen’s active equity business, corporate governance and engagement are key components of the investment process. A review of the corporate governance practices of a potential investee company is part of the initial screening process and an investment will only be made after meeting with the management team. After investing in a company, regular meetings are held with management to discuss strategic, operational and governance matters. Engagement is therefore embedded in the Aberdeen investment process which is reinforced with all voting decisions being taken by the Group’s investment managers. As appropriate and as resources allow Aberdeen seek to replicate this stewardship approach across the companies we hold only in passive or quant portfolios. Aberdeen endeavours to exercise proxy votes at all shareholder meetings where authorised to so by clients and periodically reports on its proxy voting decisions, engagement activities and findings to clients who request that information. Details of the proxy voting decisions taken at shareholder meetings of investee companies are posted on the website or as updated from time to time and published at http://aboutus.aberdeen-asset.com/en/aboutus/expertise/equities/stewardship.

COPORATE GOVERNANCE PRINCIPLES

Aberdeen Corporate Governance Principles

The framework we use for investment analysis, shareholder engagement and proxy voting across companies worldwide

Contents

Introduction

Our Stewardship Responsibilities

Investment Analysis

Proxy Voting

Shareholder Engagement

Policy Dialogue

Managing Conflicts of Interest

Reporting

The Aberdeen Principles

Ownership structure

Shareholder rights

Effective proxy voting

Transparency and disclosure

The board of directors

Remuneration

Introduction

Aberdeen Asset Management PLC (Aberdeen) is a global investment management group, managing funds across equities, fixed income, property and alternative assets for both institutional and retail clients from offices throughout the world. Aberdeen invests for its clients’ portfolios in companies globally and actively targets investment in those companies with sound corporate governance practices. Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The Aberdeen Corporate Governance Principles for equity investments provide a framework for investment analysis, shareholder engagement and proxy voting for companies worldwide. The Principles aim to combine international best practices with an understanding of the economic, legal and cultural context of each company and cover:

1.	Ownership structure
2.	Shareholder rights

3.	Effective proxy voting
4.	Transparency and disclosure
5.	The board of directors
6.	Remuneration

The Principles are not intended either as a set of prerequisites for investment or as an exhaustive list of proxy voting intentions but rather as an outline of Aberdeen’s views across all aspects of corporate governance. The main text of the Principles is supplemented with specific examples from around the world that further illustrate many of the most important or topical issues.

Corporate Governance

Corporate governance is the system by which companies are directed and controlled. Boards of directors are responsible for the governance of their companies. The shareholders’ role in governance is to appoint the directors and the auditors and to satisfy themselves that an appropriate governance structure is in place. The responsibilities of the board include setting the company’s strategic aims, providing the leadership to put them into effect, supervising the management of the business and reporting to shareholders on their stewardship. The board’s actions are subject to laws, regulations and the shareholders in general meeting.

Our Stewardship Responsibilities

Investment Analysis

In our active equity business, corporate governance and engagement are key components of our investment process. A review of the corporate governance practices of a potential investee company is part of our initial screening process and we only make an investment after we have conducted meetings with the management team. After we have invested in a company, we hold regular meetings with management to discuss strategic, operational and governance matters and aim to visit companies in our core portfolios at least once but, in practice, it is often at least twice annually. Engagement is therefore embedded in our investment process which is reinforced with all voting decisions being taken by our investment managers.

By considering corporate governance as a key element of broader investment analysis, it is possible to avoid a box-ticking approach that ignores the particular circumstances of each company and prevailing market practice. With an equity investment process that emphasises investing for the long term, Aberdeen’s funds are more likely to benefit from the gradual value creation that results from a company’s governance reforms over time.

Proxy Voting

We endeavour to exercise proxy votes at all shareholder meetings where we are authorised to so by our clients. On this latter point it is important to note that Aberdeen acts as an agent on behalf of its clients and is not the beneficial owner of the investee company’s shares. Voting decisions are made by our investment managers and are based on their knowledge of the company and discussions with management – our investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful we are prepared to escalate our intervention by expressing our concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

Shareholder Engagement

One of the purposes of engagement is to encourage companies in which Aberdeen is a shareholder to strengthen their governance practices. Engagement with a company is most effective where it is built upon a long term relationship with the board and senior management, who are more likely to see Aberdeen as a credible and committed partner. Engagement is undertaken through a variety of formal and informal channels, ranging from participation in shareholders’ meetings to private company meetings and formal correspondence. Engagement is complementary to both investment analysis and proxy voting because it allows Aberdeen to address specific governance concerns rather than simply divesting or voting against management without explanation.

Collective engagement will only be used to raise legitimate concerns that we may have over corporate issues, events or matters of governance with the management of investee companies and will only be entered into on the basis that we shall maintain proper standards of market conduct. Collective engagement would reflect ad hoc discussions and understandings undertaken in good faith aimed solely at exerting influence intended to promote generally accepted principles of good corporate governance. We shall take all necessary steps to avoid being involved in a concert party. Examples of collective engagement could include:

- discussions between shareholders about possible issues which might be raised with a company’s board of directors;

- joint representations by shareholders to the board; and

- agreement by shareholders to vote in the same way on a particular resolution at a general meeting.

Dialogue with Shareholders

The chairman should ensure that the views of shareholders are communicated to the board as a whole. The chairman should discuss governance and strategy with major shareholders. Non-executive directors should be offered the opportunity to attend scheduled meetings with major shareholders and should expect to attend meetings if requested by major shareholders. The senior independent director should attend sufficient meetings with a range of major shareholders to listen to their views in order to help develop a balanced understanding of the issues and concerns of major shareholders. Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

Policy Dialogue

Aberdeen is a member of various international and regional bodies, including the Asian Corporate Governance Association (ACGA), the Association of British Insurers (ABI) and the Investment Management Association (IMA), as well as being a signatory of the United Nations Principles for Responsible Investing (UNPRI). All of these bodies provide opportunities for us to speak with other investors about corporate governance related issues.

Managing Conflicts of Interest

Aberdeen has implemented conflicts of interest procedures to ensure the appropriate handling of proxy voting decisions where there is a potential conflict of interest. The guiding principle of Aberdeen’s conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds. The key steps in this process include the prior identification of potential conflicts, cross-reference against any available third-party proxy voting recommendations and record-keeping of the voting rationale.

Reporting

Aberdeen discloses voting decisions through its website and through other channels. Aberdeen believes that this level of transparency is important to encourage companies to move towards better corporate governance practices:

www.aberdeen-asset.com/aam.nsf/aboutus/governancevoting

We report on our proxy voting and engagement activities and findings to clients who request that information, usually on a quarterly basis. The reports include quantitative information on voting as well as qualitative explanations of voting decisions on contentious issues or where we have voted against or abstained on resolutions proposed by management and for all votes cast or abstained on resolutions proposed by shareholders. Reports to clients will also include information on engagements with companies if requested by the client. The content of reports therefore will vary subject to the requirements of individual clients.

An independent service audit of the internal controls of Aberdeen Asset Management PLC and its operating subsidiaries is carried out each year. The scope of this report, inter alia, includes proxy voting and specifically addresses the controls over the decision to vote, the processing of proxy votes and attendance at general meetings.

Aberdeen complies with the UK Stewardship Code and our disclosure statement is available on the Group website:

www.aberdeen-asset.com/doc.nsf/Lit/SalesAidGroupDisclosureresponsetotheUKstewardshipcode

The Aberdeen Principles

Ownership structure

1. At the heart of corporate governance is the nature of ownership and control of the company. The Aberdeen Corporate Governance Principles have been developed with the goal of taking into account the different ownership structures that prevail across the globe and the different challenges that these pose for corporate governance.

2. Many assumptions about corporate governance best practices have been shaped by the experience of markets such as the UK and the USA that are characterised by the prevalence of broadly held companies, where share ownership is dispersed among many shareholders without any controlling shareholder. In these markets the basic corporate governance challenge is to ensure the accountability of management to the many dispersed shareholders, each with a proportionately small share of the company and consequently little influence. In contrast, most markets across the world – both emerging markets and many developed markets outside the UK and the USA – are characterised by the prevalence of companies with controlling shareholders. In these markets the basic governance challenge is to ensure the fair treatment of the minority shareholders.

3. The company should ensure the transparency of the ownership structure and, in particular, that any controlling or influential shareholders in the company are disclosed. Transparency of ownership structure includes the nature of the relationship with any parent company or related companies. Where control is exercised indirectly through other entities the ultimate controlling and beneficial shareholder should be disclosed.

4. The structure of ownership or control should minimise the potential for abuse of public shareholders. For example, the controlling shareholders or management should not have significant interests in the same sectors outside of the listed company nor should there be significant related party transactions unless these are transparent, priced at arms length and conducted in the interests of all shareholders.

5. Aberdeen pays close attention to the long term track record of management and controlling shareholders in the treatment of minority shareholders. A positive or negative track record will mitigate or heighten respectively any concerns about the ownership structure or other governance shortcomings.

Shareholder rights

1. Companies and their management and controllers should ensure the fair treatment of all shareholders. Shareholder rights are typically outlined in detail in the securities laws, related regulations or listing rules of each country or market. However, as appropriate and necessary, companies should go beyond these basic requirements by introducing additional shareholder rights in their own articles of incorporation or by-laws. This is particularly important in markets where the shareholder rights in law and regulation are less well developed.

2. A fundamental principle for shareholder rights is equitable treatment of all shareholders and, in particular, “one share – one vote” where all shareholders of the same class of shares are entitled to the same voting rights. In certain circumstances, it may be financially optimal or even legally necessary for a company to issue more than one class of shares with different shareholder rights. In these cases, the different shareholder rights and the different claims to the cash flows of the company should be transparent for all shareholders and should not be detrimental to the shareholder rights of existing shareholders. Issuance of shares with reduced voting rights should be examined diligently to ensure that there is a real benefit for all shareholders of the share issuance and that it is not designed to protect an entrenched position for management or the controlling shareholder. Shares with reduced voting rights should ordinarily be granted additional cash flow rights and shareholder protections.

3. Companies should be granted the flexibility to effectively manage their capital structure and when necessary raise additional capital in a timely and cost efficient manner. In practical terms, this may include giving company management a mandate to issue additional shares without pre-emption rights for existing shareholders to subscribe to the new shares. However, the issuance of shares without pre-emption rights should be carefully controlled to minimise dilution of existing shareholders and to maintain their ownership and governance rights over the company. To strike an appropriate balance between giving flexibility to company management and ensuring fair treatment of existing shareholders, Aberdeen will generally oppose the issuance of more than 10% of the share capital without pre-emption rights.

Any request by a company to issue shares without pre-emption rights above 10% will only be considered on an exceptional basis. In markets where current practice is already stricter than the 10% limit, Aberdeen will usually support a tighter limit in line with market practice. For example, in the UK, Aberdeen would ordinarily approve only 5% share issuance without pre-emption rights in any one year and no more than 7.5% over a three year period. The guidelines apply in all circumstances where shares are issued without pre-emption rights, including employee stock option plans (ESOPs) and the re-issuance of treasury shares. In assessing any request for share issuance without pre-emption rights, it is especially important to consider the price or implied price at which the shares are being issued relative to the prevailing market price.

4. All capital management actions require careful monitoring, even where a company issues shares through a rights issue with pre-emption rights. The size, pricing and use of proceeds should be assessed rigorously. Where companies conduct share repurchases, there should be an acceptable cap on the amount that can be bought back and a limit on the price at which the buy-back can occur. Current best practice is that share buybacks be limited to 10% of the issued share capital and that the purchase price not be more than 5% above the prevailing market price. Furthermore, companies should ensure that share buybacks are in the best interests of all shareholders and that there is equal opportunity for all shareholders to sell their shares back to the company.

5. Major transactions and corporate reorganisations, including mergers and significant acquisitions, should be put to shareholders for approval. In seeking shareholders’ approval, company management should outline the rationale and the financial impact of the transaction, the resultant dilutive effect and the track-record of the company in similar transactions.

6. Companies should put any significant related-party transactions to the shareholders for approval at least annually. All related-party transactions should be undertaken at arm’s length and within normal market parameters in terms of deadlines, rates and guarantees. There should be a compelling business rationale for undertaking the particular transaction with the related party. The scope of the approval from shareholders should be defined and limited. Related-party transactions should be disclosed to shareholders. Specific related-party transactions should also be approved by shareholders and Aberdeen will vote on a case-by-case basis, taking into account the business rationale, pricing and terms for the transaction.

7. Certain types of resolutions put to a shareholders’ meeting should require a higher threshold for shareholders’ approval than a simple majority vote of all shareholders. This is especially important for controlled companies where the controlling shareholder controls a majority or at least a large plurality of shares. For example, significant changes to capital structure or corporate purpose often require a supermajority vote of shareholders. In situations where one or more shareholders are faced with a conflict of interest concerning a particular resolution at a shareholders’ meeting, this shareholder should be required to abstain from the vote. Companies should not be permitted to vote their own treasury shares.

8. A corporate action is any action taken by a company or by another party in relation to the company affecting its securities, such as mergers, rights issues, changes of control and dividend entitlements. Corporate actions pose particular risks for shareholders, particularly for minority shareholders during changes in control of a company. For example, where there is a tender offer for shares in a company, all shareholders should receive a fair price, have equal access to information and the same opportunity to sell. Companies are under a general obligation to ensure that an orderly market continues to exist for the shares in the company held by public shareholders including outside institutional shareholders. A contemporary example of the mistreatment of minority shareholders is the so-called minority squeeze-out transaction, where a controlling shareholder attempts to force minority shareholders to sell their shares by threatening to reduce the free float of the company to a point where trading is illiquid or where there is a threat of suspension of trading.

9. In general, companies should not introduce so called “poison pills” intended to protect incumbent management or controlling shareholders from the possibility of a takeover of the company by an outside shareholder. Such poison pills constitute a transfer of value from public shareholders to incumbent management or controlling shareholders by protecting them from the pressure to perform and by eliminating the possibility of a takeover premium. At a minimum, such “poison pill” proposals should be put before a vote at a shareholders’ meeting.

The importance of governance for family controlled companies

Family companies should consider setting up a Family Council. A Family Council is a small group set up to discuss family matters and organize expectations regarding the company. The main responsibilities of the Family Council include:

• Drawing the line between family interests and company interests;

• Preserving family values (history, culture, shared vision);

• Establishing and agreeing on policies to protect company property, growth, diversification, and securities and real property management;

• Succession, property transfer and inheritance planning;

• Viewing the company as a factor of aggregation and family continuity;

• Tutoring family members regarding succession within the company, vocational aspects, professional future, and continuing education; and

• Establishing criteria to appoint members to make up the Board of Directors.

Family Council objectives should not get mixed up or confused with those of the Board of Directors, which are company oriented

Source: Instituto Brasileiro de Governanca Corporativa (IBGC), Code of Best Practice of Corporate Governance. March 2004.

The General Mandate in Hong Kong and Singapore

In both Hong Kong and Singapore, companies typically put forward a resolution at their AGMs asking for a “General Mandate” to issue up to 20% of the share capital without pre-emption rights. In Singapore the 20% share issuance can be at a maximum of a 10% discount to the prevailing market price, while in Hong Kong the maximum discount is 20%. In addition, in Hong Kong companies are able to put forward a separate resolution for a “Re-issuance Mandate” to issue up to 10% of their repurchased shares without pre-emption rights. Aberdeen, along with other investors and governance advocates, has consistently opposed the 20% General Mandates, often speaking out against these resolutions at AGMs. These efforts are bearing fruit, with a growing number of companies in Hong Kong and Singapore either reducing the size of the General Mandate or eliminating it altogether.

Effective proxy voting

1. The diligent and conscientious exercise of voting rights is the primary role that public shareholders play in the governance of a company. Proxy voting is a service that Aberdeen as an asset manager provides for its clients. Aberdeen endeavours to vote proxies at all shareholder meetings, both annual meetings and extraordinary meetings.

2. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. Often motions that may appear contentious or in conflict with best practice are more innocent when fully explained. On those occasions where Aberdeen does vote against a motion proposed by company management, it is important to explain to the management the reasons for the voting decision.

3. Research and recommendations on proxy voting issues from third parties is sometimes a useful input for analysis of complex or contentious issues. However, the emphasis Aberdeen places on communicating regularly with management and carrying out in-depth research and analysis mean that such third-party research serves as a complement rather than a substitute for Aberdeen’s own proxy voting decision.

4. Shareholders are faced with numerous obstacles to the effective exercise of their voting rights and participation in shareholders’ meetings, involving issues as varied as the information provided to shareholders, the motions that are put to a vote, the process of voting and the disclosure of the vote result. The convoluted “voting chain” that transmits the voting decision from the asset manager to the company is an ongoing challenge. Companies, custodians, shareholders and regulators each have their part to play in facilitating effective proxy voting.

5. Aberdeen opposes actions by companies that act as a barrier to effective proxy voting. Companies should provide sufficient information in a timely manner to enable shareholders to make an informed decision concerning the shareholder vote. Companies should avoid the intentional clustering of shareholder meetings on the same day as other companies. Companies should propose a separate resolution on each substantially separate issue at shareholders meetings. In particular, shareholders should be able to vote on each director election individually, rather than facing a single bundled resolution for the election of all directors.

6. Companies should ensure accountability and transparency of the result of the vote. In many cases, companies only conduct a so-called “show of hands” where only the votes of shareholders who are present at the shareholders’ meeting are counted and the size of each shareholder’s holding is disregarded. A fair and effective voting procedure requires a “vote by poll” where all votes are counted, including those sent through proxies prior to the meeting, and the tally of total votes cast for, against and abstaining from each motion is disclosed. Some companies may feel that a full “vote by poll” may not be necessary for motions that are uncontroversial or where the outcome of the vote is beyond doubt. For these companies, at a minimum, the tally of votes sent through proxies should be announced at the meeting, on the company website and on the stock exchange website following the meeting.

7. As an independent asset manager, Aberdeen is able to avoid many of the conflicts of interest that may compromise the implementation of objective proxy voting decision-making. Nevertheless, Aberdeen has implemented conflicts of interest procedures to ensure the appropriate handling of proxy voting decisions where there is a potential conflict of interest. The key steps in this process include the prior identification of potential conflicts, cross-reference against any available third-party proxy voting recommendations and record-keeping of the voting rationale.

8. Aberdeen publicly discloses voting decisions through its website and through other channels. Aberdeen believes that this level of transparency is important to encourage companies to move towards better corporate governance practices.

9. Securities lending is increasingly recognised as part of investment management activity, providing liquidity to the equity, bond and money markets while potentially providing investors with an additional return on their capital. However, the practice of securities lending does mean that the lender may not always be able to exercise full voting rights. Where a contentious motion is submitted for shareholders’ approval, Aberdeen will recall the stock so that votes can be cast. In order to ensure that voting rights are fully exercised, Aberdeen has established procedures for urgent recall of stock from organisers of stock lending programs, as well as supplementary procedures designed to make sure that essential votes are cast even when the stock is not returned from the borrower in a timely manner.

Proxy voting obstacles in Asia

The Asian Corporate Governance Association (ACGA) has identified the following areas where proxy voting practices in Asia fell short of desirable best practices. Many of these same issues act as obstacles to effective proxy voting across the world. The ten issues were:

• Notice of meetings

• Voting by show of hands versus voting by ballot/poll

• Time to vote before meetings

• Clustering of meeting dates

• Adequate information on which to vote

• Bundling of resolutions

• Availability of translated material

• Publication of vote results

• Confirmation that vote has been received

• Independent audit of vote results

Transparency and disclosure

1. Companies should ensure that timely, accurate and informative disclosure is made of all material matters. This includes both the financial situation of the company, disclosed through periodic financial reporting, and non-financial disclosures, such as changes in corporate structure or details of significant events. As appropriate, companies should provide their operational and financial targets. Disclosures include both periodic disclosures, namely annual reports and interim statements, and ongoing disclosures of significant material events in between reporting periods.

2. Companies should ensure fair disclosure to all shareholders. In addition to disclosures through the stock exchanges, companies should make the same information available through their website. Company websites should also include any company presentations that have been made available to investors in other forums, such as investor conferences.

3. Senior management should be available for meetings with shareholders to discuss operational matters as appropriate bearing in mind the need for fair disclosure. Although the chief executive officer and chief financial officer are typically the primary point of contact for shareholders, the chairman should maintain sufficient contact with shareholders to discuss governance and strategy and to understand any concerns they may have.

4. Under the supervision of the audit committee, company management should nominate the audit firm and disclose the fees payable for the company’s audit. This should be put to a vote at the annual shareholders’ meeting. Although it may not be necessary to rotate the audit firm itself, the audit partner responsible for the company’s audit should be rotated every few years. The audit committee should be responsible for developing and implementing policy on the engagement of the external auditor to supply non-audit services. This policy and any fees paid for non-audit services should be disclosed fully in the annual report.

5. Political donations should be disclosed fully. Most cases of political donations are a misuse of shareholders’ funds and companies should in general refrain from making such donations. However, under certain definitions, the term could potentially encompass justifiable donations to charities or donations that may take the form of legitimate lobbying or action group support. In these circumstances, companies should seek authority from shareholders specifying that the political donations to actual political parties are excluded and that a cap is set on the level of donations.

The UK Corporate Governance Code on the role of the board

The board’s role is to provide entrepreneurial leadership of the company within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should set the company’s strategic aims, ensure that the necessary financial and human resources are in place for the company to meet its objectives and review management performance. The board should set the company’s values and standards and ensure that its obligations to its shareholders and others are understood and met. All directors must act in what they consider to be the best interests of the company, consistent with their statutory duties.

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

The board of directors

1. The board of directors of a company is responsible for supervising the management and providing guidance on the strategy of the company. This includes responsibility for appointing and, where necessary, removing members of senior management as well as succession planning. The board should act in the best interests of the company and should be accountable to all shareholders. The board has a responsibility for ensuring that a satisfactory dialogue with shareholders takes place and the chairman should ensure that all directors are made aware of the issues and concerns of major shareholders.

2. Directors should have the time, experience and dedication to competently fulfil their duties. More specialized industries, including increasingly complex financial institutions, are likely to require directors with a related background, who have a reasonable understanding of all parts of the business and the related risks. The directors should meet frequently enough to serve their nonexecutive role, but not so frequently that they interfere in the executive function of management, typically ranging from four to twelve times a year depending on the size and complexity of the company.

3. Boards benefit from a diversity of experience, expertise and background and appointments to the board of directors should be drawn from a broad range of attributes, including gender The board of directors should be large enough to allow such a diversity of talents, experience and opinions, but not so large as to inhibit discussion or decision-making.

4. The duties of the board include oversight of the internal controls and key risks facing the company. While it is not the role of the board to oversee every specific transaction or activity, the board must ensure that appropriate risk management systems, controls and division of labour are in place. The board should conduct an annual review of the company’s internal controls.

5. The board of directors should understand the environmental and social impact of the company’s operations and the consequent business and reputational risks. The board should ensure that necessary controls and procedures are in place to manage the company’s environmental and social impact. The company’s environmental and social policies should be fully disclosed.

6. The board of directors should establish committees that bring special attention to key aspects of the company’s governance and operations. Every company board should have an audit committee, which oversees the internal audit function, the external audit process and public financial disclosures; a remuneration committee of independent directors which oversees the remuneration of senior management; and a nomination committee, which oversees the nomination of directors to serve on the board. In addition, depending on the nature of the business, some companies benefit from the creation of additional board committees, such as risk management committees, related-party transaction committees or strategy committees. Where a company establishes an executive committee, the role of this committee relative to both the board as a whole and the senior management should be transparent and should not undermine the role of the board as a whole. Committees of the board are intended to enhance the role of the entire board and as such should be composed exclusively of directors, with company management who are not directors playing a supporting role.

7. Companies should separate the roles of chairman and chief executive officer, with an independent non-executive director as chairman of the board. This is especially important for broadly-held companies without a controlling shareholder. Aberdeen recognises that in the case of closely-held companies, the controlling shareholder will typically select the chairman. Even in some markets characterised by broadly-held companies – most notably, the USA – the chairman and chief executive officer roles are still typically held by the same individual and Aberdeen urges these companies to move towards a separation of roles.

8. Where the role of chairman is held by either the chief executive or by another non-independent director, a lead independent director should be identified who will chair meetings of the independent directors. The lead independent director should be available to shareholders should they have concerns which have not been resolved through the normal route of chairman, chief executive officer or chief financial officer, or for issues where such contact is inappropriate.

9. The board of directors should include a sufficient number of independent non-executive directors, who are independent both from the management of the company and from any controlling shareholder or other interested parties such as a substantial shareholder or service provider. Almost all jurisdictions now have a detailed list of criteria for a director to be defined as “independent”. Companies should ensure that their independent directors are independent in spirit and character not merely in compliance with a narrow interpretation of the independence criteria. In more developed jurisdictions, especially those with a prevalence of broadly held companies, there should be a majority of independent directors on the board. In other markets, there should be at least a minimum quorum of independent directors who can adjudicate on contentious matters independent of the management and controlling shareholder, for example by forming an independent audit committee or over-seeing related-party transactions and management remuneration decisions. The annual report of the company should disclose which directors are considered to be independent by the board.

10. The same standards of board independence apply regardless of the nature of the controlling shareholder. In particular, in the case of state-owned enterprises, the board should contain a sufficient number of directors who are not only independent from management but also independent from the government. These independent directors should ensure that the company is run to maximize shareholder value, with any additional objectives or public interest considerations handled appropriately and transparently. Similarly, where the company is a part of a larger business group, such as a subsidiary of a multinational, the independent directors should be independent from the entire business group, including all related companies, and should not serve as an independent director on two related companies.

11. Many leading companies across the world have grown out of family firms and continue to benefit from the stewardship of the family as the controlling shareholder. In some cases, members of the family continue to serve the company in senior management positions. For these family-controlled companies, the family and the outside shareholders should be considered as co-owners. This requires ensuring appropriate roles for family members on the board of directors and in company management that will serve in the best interests of all shareholders. The controlling family should establish procedures and policies that clarify their relationship with the company, maximize the benefit that the family brings to the company and ensures that any disputes among family members do not disrupt the operations of the company. Examples of such family governance policies include the creation of a family council distinct from the company’s board of directors, family employment policies governing how family members are selected and prepared for roles in management, and family share ownership and share transfer policies.

12. The attendance of individual directors at board meetings should be disclosed in the annual report. The board should conduct an annual review of its own performance and the performance of individual directors.

13. All directors should be subject to election by shareholders at the first annual general meeting after their appointment and to subsequent re-election at intervals of no more than 3 years. This will ensure planned and progressive refreshing of the board. The names of directors submitted for election or re-election should be accompanied by sufficient biographical information to allow shareholders to make an informed decision on their qualifications and suitability for election. This information should also be available in the annual report and on the company’s website.

Two-tier board structures in Germany and the Netherlands

Companies in Germany and the Netherlands use a two-tier board structure, with a separate supervisory board and management board, rather than the single-tier board of directors adopted in most markets. In Eastern Europe and East Asia, some jurisdictions, including Poland, Romania and Indonesia, have also adopted the two-tier board structure whilst others have adopted certain elements of this structure although maintaining a single board of directors. The Aberdeen Principles apply equally to these alternative board structures but the exact implementation of the Principles may need to be tailored to the particular legal and regulatory requirements. The role of the supervisory board is to regularly advise and supervise the management board in the management of the company and must be involved in any fundamental decisions made. The supervisory board appoints and dismisses the members of the management board and, together with the management board, it should ensure that there is long-term management succession planning. Aberdeen supports the recommendations of the German Corporate Governance Code concerning the structure and functioning of the supervisory board, including the composition of the audit and nomination committees, the sufficient number of independent members on the board and elections to the board on an individual basis.

The UK Corporate Governance Code on director independence

The board should identify in the annual report each non-executive director it considers to be independent. The board should determine whether the director is independent in character and judgement and whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director’s judgement. The board should state its reasons if it determines that a director is independent notwithstanding the existence of relationships or circumstances which may appear relevant to its determination, including if the director:

• has been an employee of the company or group within the last five years;

• has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

• has received or receives additional remuneration from the company apart from a director’s fee, participates in the company’s share option or a performance-related pay scheme, or is a member of the company’s pension scheme;

• has close family ties with any of the company’s advisers, directors or senior employees;

• holds cross-directorships or has significant links with other directors through involvement in other companies or bodies;

• represents a significant shareholder; or

• has served on the board for more than nine years from the date of their first election

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

Remuneration

1. Boards of directors are appointed by shareholders to oversee companies and act in their interests. They have a fiduciary duty to act in the best interests of their shareholders when determining remuneration. The board is responsible for promoting the long-term success of the company taking into account the interests of employees, suppliers, customers, community, the environment and society. Independent, non-executive directors should oversee executive remuneration.

2. To avoid payment for failure and promote a long-term focus, remuneration structures should contain a careful balance of short-term and long-term pay. Incentive based remuneration should include a high degree of deferral, measurement of performance over the long-term and a significant share ownership by the executive directors to align their interests with shareholders. Incentive schemes should also include provisions that allow the company to implement claw-back arrangements.

3. Senior management and executive directors of a company should be properly compensated to attract, retain and motivate talented individuals. However, the overall level and structure of remuneration should not be excessive or provide distorted incentives. Undue complexity should be avoided and structures should have a long-term focus.

4. Where remuneration contains a significant performance related element to reward the senior management, it should be on the basis of corporate and individual performance, rather than short-term earnings or stock price performance. The incentives provided to company management should align their interests with the creation of shareholder value over the long term. Share ownership can positively contribute to shareholder value as it increases alignment between executive directors and shareholders. A growing number of jurisdictions have detailed codes outlining best practices in this area.

5. Dilution of shareholders through the issuing of shares to employees represents a significant transfer of value. In assessing whether a remuneration plan is appropriate, due consideration should be given to the effect of dilution of other shareholders by any share-based remuneration.

6. Companies should disclose the total compensation paid to directors of the company.

7. Companies should provide shareholders with the opportunity to approve long term incentive schemes, such as employee stock option plans (ESOPs), at the annual shareholders meeting. These long term incentive schemes should be disclosed in plain language in the annual report.

‘Say on pay’ in the USA

In July 2010, the US passed the Dodd-Frank Act which has rebalanced shareholder power on remuneration. The Act gives shareholders of medium and large companies the right to an advisory vote on remuneration, meaning that shareholders’ vote has influence, but is not a binding decision. Under the Act, companies do not have to follow the recommendation of the advisory vote, but are obliged to explain why they did not act in accordance with shareholders’ wishes and how it impacts remuneration decisions made down the line. Additionally, the Act requires that a say-on-pay vote take place at least once every 3 years, with most companies opting to vote annually on the issue.

Australia’s Recommendations for executive remuneration packages

Most executive remuneration packages will involve a balance between fixed and incentive pay. Companies may find it useful to consider the following components in formulating packages:

1. Fixed remuneration. This should be reasonable and fair, taking in to account the company’s legal and industrial obligations and labour market conditions, and should be relative to the scale of business. It should reflect core performance requirements and expectations.

2. Performance-based remuneration. Performance-based remuneration linked to clearly specified performance targets can be an effective tool in promoting the interests of the company and shareholders. Incentive schemes should be designed around appropriate performance benchmarks that measure relative performance and provide rewards for materially improved company performance.

3. Equity-based remuneration. Appropriately designed equity-based remuneration, including stock options, can be an effective form of remuneration when linked to performance objectives or hurdles. Equity-based remuneration has limitations and can contribute to “short-termism” on the part of senior executives. Accordingly, it is important to design appropriate schemes. The terms of such schemes should clearly prohibit entering into transactions or arrangements which limit the economic risk of participating in unvested entitlements under these schemes. The exercise of any entitlements under these schemes should be timed to coincide with any trading windows under any trading policy established by the company.

4. Termination payments. Termination payments, if any, for senior executives should be agreed in advance, including detailed provisions in case of early termination. There should be no payment for removal for misconduct and termination payments should be limited to the equivalent of one year’s base salary for that individual. Payment of greater than one year’s base salary requires shareholder approval. Agreements should clearly articulate performance expectations. Companies should consider the consequences of an appointment not working out, and the costs and other impacts of early termination

CONFLICTS OF INTEREST IN PROXY VOTING

1.	Prior identification of potential conflicts of interest and maintenance of a conflicts of interest database.
2.	Comparison of provisional voting decision against any available third party proxy voting research and recommendations.
3.	Additional rationale articulated and recorded for contentious issues.
4.	Oversight of process by a designated corporate governance specialist.
5.	Final decision made by regional heads of equities desks for contentious issues.

As an independent asset manager, Aberdeen is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

The guiding principle of Aberdeen’s conflicts of interest policy is simple - to exercise our right to vote in the best interests of the clients on whose behalf Aberdeen are managing funds. The first step is to identify any significant potential conflicts of interest in advance by highlighting those stocks where a potential conflict may arise. These stocks are recorded in a conflicts of interest database.

The provisional voting decision made by a fund manager or other individual will be compared against any third party proxy voting research or recommendations. For those cases where there is a contentious issue, including among others those cases where there is a difference between the provisional voting decision and the third party voting recommendation, the rationale will need to be more detailed than in a standard case. The process for handling these cases will be overseen by the designated corporate governance specialist, but in active portfolios the final decision on contentious proxy voting matters rests with the respective regional head of equities.

This Policy has been developed by the Aberdeen corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group.

DISCLOSURE RESPONSE TO STEWARDSHIP CODES

This statement, as updated from time to time, is published on the Aberdeen website at http://aboutus.aberdeen-asset.com/en/aboutus/expertise/equities/stewardship.

COLLECTIVE ENGAGEMENT

While Aberdeen are always willing to act alone and express our own views clearly and individually to companies, we also actively participate in a number of investor groups around the world and will regularly engage collectively with other investors either through such formal associations or through more informal and ad hoc collaborations. Aberdeen will typically do this either as part of the process of escalation of a significant concern where we believe the collaborative approach will make success more likely, or otherwise as a way of assisting in the management of the workload involved in our engagements with companies where we are invested solely on a passive or quantitative basis.

Aberdeen are conscious of the limitations on collective engagement in different parts of the world. Our aim in cooperating with other investors is not to seek control of companies but to encourage boards to make changes and address the concerns of long-term shareholders, in the interests of the company and of shareholders as a whole.

Aberdeen never abdicate our stewardship responsibilities to any other party and in any collaborative engagement we will speak for ourselves, never relying on others to speak for us.

January 2016

AMERICAN CENTURY INVESTMENTS

PROXY VOTING POLICIES

December 2019

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)

Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)

Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)

Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)

Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)

Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)

Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•

Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offer or to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a. Proposals	Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.

D.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

BLACKROCK

Global Corporate Governance Guidelines &

Engagement Principals

January 2019

Contents

INTRODUCTION TO BLACKROCK	B-341

PHILOSOPHY ON CORPORATE GOVERNANCE	B-341

Introduction to BlackRock

BlackRock helps investors build better financial futures. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.

Philosophy on corporate governance

BlackRock’s Investment Stewardship activities are focused on protecting and enhancing the economic value of the companies in which we invest on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.

Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.

We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Compensation and benefits

•	Environmental and social issues

•	General corporate governance matters and shareholder protections

At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of investee companies and their governance structures to better inform our voting decisions. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

BlackRock takes an engagement-first approach, emphasizing direct dialogue with companies on governance issues that have a material impact on financial performance. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure

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supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred

•	ensuring the integrity of financial statements

•	making independent decisions regarding mergers, acquisitions and disposals

•	establishing appropriate executive compensation structures

•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance

There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

•	current or former employment at the company or a subsidiary within the past several years

•	being, or representing, a shareholder with a substantial shareholding in the company

•	interlocking directorships

•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.

We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.

Compensation and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Environmental and social issues

It is within this context of our fiduciary duty to clients that we undertake our investment stewardship activities. Sound practices in relation to the material environmental and social (“E&S”) factors inherent in the business model can be a signal of operational excellence and management quality.

BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. E&S factors are material if they are core to how the business operates. The key performance indicators in relation to E&S factors should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any generally recognized best practices and reporting standards adopted by the company should also be discussed in this context.

We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.

Given that E&S factors are often not issues on which a shareholder votes, we will engage directly with the board or management. Engagement on a particular E&S factor is based on our assessment that there are potential material economic ramifications for shareholders over the long-term.

We may vote against the election of directors where we have concerns that a company might not be dealing with material E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of E&S factors. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

General corporate governance matters and shareholder protections

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its investment stewardship activities

Oversight

We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.

BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.

Vote execution

We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.

•

Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

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Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to:

independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

BlackRock

Proxy voting guidelines for U.S. Securities

February 2015

Proxy voting guidelines for U.S. securities

Proxy voting guidelines for U.S. securities

January 2019

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

▶	Boards and directors

▶	Auditors and audit-related issues

▶	Capital structure

▶	Mergers, asset sales, and other special transactions

▶	Executive compensation

▶	Environmental and social issues

▶	General corporate governance matters

▶	Shareholder protections

Boards and directors

Director elections

In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below:

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.

In particular, common impediments to independence in the U.S. may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

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Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees that we do not consider to be independent.

When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:

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Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

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Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

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The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders

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Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance

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Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards

Director A	✓	1	2

Director B		3	4

* In addition to the company under review

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

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The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning

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The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote

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The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval

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The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

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If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose their views on:

•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

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The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details

•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process

While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors / staggered terms

We believe that directors should be re-elected annually and that classification of the board dilutes shareholders’ right to promptly evaluate a board’s performance and limits shareholder selection of directors. While there may be exceptions, we will typically support proposals requesting board de-classification.

Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment.

Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair / CEO Model		Separate Chair Model

	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors

Briefs CEO on issues arising from executive sessions

Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

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The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and / or financial rationale for the combination

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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive Compensation

We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions

BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.

However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.

Claw back proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock [or an unvested award] in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interest of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.

BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to E&S factors should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:

•	The company has already taken sufficient steps to address the concern

•	The company is in the process of actively implementing a response

•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

More commonly, given that these are often not voting issues, we will, or have, engage(d) directly with the board or management. We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect their long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

Climate risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities to many companies. We believe that the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (“TCFD”) and the Sustainability Accounting Standards Board’s (“SASB”) sector-specific disclosure standards provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities. We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk. Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder Protections

Amendment to charter / articles / bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

MACQUARIE INVESTMENT MANAGEMENT

BUSINESS TRUST

Proxy Voting Policies and Procedures

February 2018

Macquarie Investment Management Business Trust (“MIMBT”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). MIMBT consists of the following series of entities: Delaware Management Company, Macquarie Investment Management Advisers, Delaware Capital Management, Macquarie Asset Advisers, Macquarie Alternative Strategies, and Delaware Investments Fund Advisers (each, an “Adviser” and, together with MIMBT, the “Advisers”). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such clients. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. MIMBT has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

Procedures for Voting Proxies

To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, MIMBT has established a Proxy Voting Committee (the “Committee”) that is responsible for overseeing each Adviser’s proxy voting process. The Committee consists of the following persons in MIMBT: (i) one representative from the legal department; and (ii) six representatives from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help MIMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Advisers to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Advisers. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, MIMBT has contracted with Institutional Shareholder Services (“ISS”). Both ISS and the client’s custodian monitor corporate events for MIMBT. MIMBT gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, MIMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of MIMBT’s clients. If needed, the Committee has access to these records.

After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with MIMBT’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”) below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides MIMBT with its own recommendation on a given proxy vote, MIMBT will forward the client’s recommendation to ISS who will vote the client’s proxy pursuant to the client’s recommendation.

The Committee is responsible for overseeing ISS’s proxy voting activities for MIMBT’s clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS, the Committee will periodically review ISS’s conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of the Advisers’ clients. There may be times when an Adviser believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with MIMBT’s Procedures and in the best interests of the client.

The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner, or the Adviser may in certain situations be unable to vote a proxy in relation to a security that is on loan pursuant to a securities lending program. Use of a third party service, such as ISS, and relationships with multiple custodians can help to mitigate a situation where an Adviser is unable to vote a proxy.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company’s management. As a result, MIMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIMBT’s votes are cast in accordance with the recommendations of the company’s management. However, MIMBT will normally vote against management’s position when it runs counter to the Guidelines, and MIMBT will also vote against management’s recommendation when such position is not in the best interests of MIMBT’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIMBT may not be influenced by outside sources who have interests which conflict with the interests of MIMBT’s clients when voting proxies for such clients. However, in order to ensure that MIMBT votes proxies in the best interests of the client, MIMBT has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which MIMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help MIMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for MIMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for MIMBT from the proxy voting process. In the limited instances where MIMBT is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving MIMBT or affiliated persons of MIMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with MIMBT’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS’s original recommendation. Documentation of the reasons for voting contrary to ISS’s recommendation will generally be retained by MIMBT.

Availability of Proxy Voting Information and Recordkeeping

Clients of MIMBT will be directed to their client service representative to obtain information from MIMBT on how their securities were voted. At the beginning of a new relationship with a client, MIMBT will provide clients with a concise summary of MIMBT’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of MIMBT’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

MIMBT will also retain extensive records regarding proxy voting on behalf of clients. MIMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of MIMBT’s clients (via ISS); (iv) records of a client’s written request for information on how MIMBT voted proxies for the client, and any MIMBT written response to an oral or written client request for information on how MIMBT voted proxies for the client; and (v) any documents prepared by MIMBT that were material to making a decision as to how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of MIMBT.

Proxy Voting Guidelines

The following Guidelines summarize MIMBT’s positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client’s best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. In particular, the Guidelines for non-U.S. portfolio securities below includes more general proxy voting policies of broad application as compared to the Guidelines for U.S. portfolio securities. Certain countries have market-specific proxy voting policies that are utilized by ISS when it makes recommendations for voting proxies for securities from that country because of differentiating legal or listing standards or other market-specific reasons. MIMBT can provide these market-specific proxy voting guidelines upon request. Lastly, to the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. MIMBT’s Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities, and by the types of issues that could potentially be brought up in a proxy statement:

U.S. Portfolio Security Voting Issues

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Generally vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Generally vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Generally vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Generally vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

●    The terms of the auditor agreement – the degree to which these agreements impact shareholders’ rights;

●    Motivation and rationale for establishing the agreements;

●    Quality of the company’s disclosure; and

●    The company’s historical practices in the audit area.

Generally WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Generally vote FOR proposals to ratify auditors, unless any of the following apply:

●    An auditor has a financial interest in or association with the company, and is therefore not independent;

●    There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

●    Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP;

●    Fees for non-audit services (“Other” fees) are excessive.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

2.

Responsiveness: Directors should respond to investor input, such as expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

3.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

4.

Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Generally vote FOR director nominees, except under the following circumstances noted in section 2.1 – 2.4.

2.1 Board Accountability

Generally vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

o

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable;

o	Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure;

o

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.    Sustained poor performance is generally measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non–shareholder- approved poison pill.

o	Poison Pills:

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Generally vote AGAINST or WITHHOLD votes every year until this feature is removed;

•

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and generally vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

•	Vote CASE-BY-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer‘s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

•	Restricting Binding Shareholder Proposals:

•	Generally vote AGAINST or WITHHOLD from members of the governance committee if:

•

The company’s charter imposes undue restrictions on shareholder’s ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote AGAINST on an ongoing basis.

Problematic Audit-Related Practices

o	Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

∎	The non-audit fees paid to the auditor are excessive;

∎	The company receives an adverse opinion on the company’s financial statements from its auditor; or

∎

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

o	Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

o

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

o

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, generally vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

◾    There is a significant misalignment between CEO pay and company performance (pay for performance);

◾    The company maintains significant problematic pay practices;

◾    The board exhibits a significant level of poor communication and responsiveness to shareholders;

o	Generally vote AGAINST or WITHHOLD from the Compensation Committee chair, other committee members, or potentially the full board if:

∎	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

∎	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

o

Generally vote AGAINST members of the board committee responsible for approving /setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

o

Generally vote AGAINST the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

∎	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

∎	The magnitude of aggregated pledge shares in terms of total common shares outstanding, market value, and trading volume;

∎	Disclosure of progress or lack thereof in reducing the magnitude of aggregated pledged shares over time;

∎	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

∎	Any other relevant factors.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

o

Generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

∎	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

∎	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

∎	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

∎	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

∎	The company’s ownership structure;

∎	The company’s existing governance provisions;

∎	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;

∎	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•    The level of impairment of shareholders’ rights;

•    The disclosed rationale;

•    The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•    The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;

•    Any reasonable sunset provision; and

•    Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote CASE-BY-CASE on director nominees in subsequent years.

Governance Failures

o	Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

∎	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

∎	Failure to replace management as appropriate; or

∎

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.2 Board Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

•

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

•

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

a)	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

b)	The company’s ownership structure and vote results;

c)	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

d)	The previous year’s support level on the company’s say-on-pay proposal.

2.3 Director Composition

Attendance at Board and Committee Meetings:

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE) who attended less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing.

Acceptable reasons for director absences are generally limited to the following:

•         Medical issues/illness;

•         Family emergencies; and

•         Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Generally vote AGAINST or WITHHOLD from individual directors who:

•    Sit on more than five public company boards; or

•    Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

2.4 Director Independence

Generally vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•    The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•    The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•    The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•    Independent directors make up less than a majority of the directors.

2.5 Other Board-Related Proposals

2.5a Age/Term Limits

Generally vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Generally vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

2.5b Board Size

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.5c Classification/Declassification of the Board

Generally vote AGAINST proposals to classify (stagger) the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

2.5d CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•    The reasonableness/scope of the request; and

•    The company’s existing disclosure on its current CEO succession planning process.

2.5e Cumulative Voting

Generally vote AGAINST management proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•    The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•    The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Generally vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

2.5f Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection.

Generally vote AGAINST proposals that would:

•    Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•    Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•    Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•    If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•    If only the director’s legal expenses would be covered.

2.5g Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to the degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•    The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•    The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•    The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•    The scope and structure of the proposal.

2.5h Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself.

However, the following factors will be considered:

•    Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•    Level of disclosure regarding the issue for which board oversight is sought;

•    Company performance related to the issue for which board oversight is sought;

•    Board committee structure compared to that of other companies in its industry sector;

•    The scope and structure of the proposal.

2.5i Filling Vacancies/Removal of Directors

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.5j Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•         The scope of the proposal;

•         The company’s current board leadership structure;

•         The company’s governance structure and practices;

•         Company performance; and

•         Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, proposals under the following scenarios absent a compelling rationale may be supported: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. Also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

Performance assessment will generally consider one-, three, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

2.5k Majority of Independent Directors/Establishment of Independent Committees

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independent outsider.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

2.5l Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Generally vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.5m Proxy Access

Generally vote FOR management and shareholder proposals for proxy access with the following provisions:

•    Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•    Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•    Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•    Cap: cap on nominees of generally twenty-five percent (25%) of the board.

•    Review for reasonableness any other restrictions on the right of proxy access.

•    Generally vote AGAINST proposals that are more restrictive than this guideline.

2.5n Require More Nominees than Open Seats

Generally vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.5o Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•    Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•    Effectively disclosed information with respect to this structure to its shareholders;

•    Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•    The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

2.5p Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensation arrangements;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote CASE-BY-CASE considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

2.5q Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3. Shareholder Rights & Defenses

3.1 Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

3.2 Amend Bylaws without Shareholder Consent

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote CASE-BY-CASE on proposals giving the board the ability to amend the bylaws in addition to shareholders; taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

•	The company’s ownership structure and historical voting turnout;

•	Whether the board could amend bylaws adopted by shareholders; and

•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

3.3 Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

3.4 Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Generally vote FOR proposals to opt out of control share cash-out statutes.

3.5 Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchase 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Generally vote FOR proposals to opt out of state disgorgement provisions.

3.6 Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

3.7 Freeze-Out Provisions

Generally vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

3.8 Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3.9 Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote CASE-BY-CASE on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which effect shareholders’ litigation rights will be evaluated under ISS’s policy on Unilateral By-Law/Charter Amendments.

3.10 Net Operating Loss (NOL) Protective Amendments

Generally vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

3.11 Poison Pills (Shareholder Rights Plans)

Shareholder	Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, generally vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should generally contain the following attributes:

•    No lower than a 20% trigger, flip-in or flip-over;

•    A term of no more than three years;

•    No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•    Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Generally vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•    The ownership threshold to transfer (NOL pills generally have a trigger slightly below five percent);

•    The value of the NOLs;

•    Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•    The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•    Any other factors that may be applicable.

3.12 New Proxy Voting Disclosure, Confidentiality, and Tabulation

Vote CASE-BY-CASE on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•    The scope and structure of the proposal;

•    The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•    The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•    Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•    Any recent controversies or concerns related to the company’s proxy voting mechanics;

•    Any unintended consequences resulting from implementation of the proposal; and

•    Any other factors that may be relevant.

3.13 Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•    The election of fewer than 50% of the directors to be elected is contested in the election;

•    One or more of the dissident’s candidates is elected;

•    Shareholders are not permitted to cumulate their votes for directors; and

•    The election occurred, and the expenses were incurred, after the adoption of this bylaw.

3.14 Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•    Reasons for reincorporation;

•    Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•    Comparison of corporation laws of original state and destination state.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

3.15 Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

3.16 Shareholder Ability to Call Special Meetings

Generally vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

3.17 Stakeholder Provisions

Generally vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

3.18 State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

3.19 Supermajority Vote Requirements

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

4. Capital/Restructuring

4.1 Capital

4.1a Adjustments to Par Value of Common Stock

Generally vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Generally vote FOR management proposals to eliminate par value.

4.1b Common Stock Authorization

Generally vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Generally vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Generally vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

○	Disclosure in the proxy statement of the specific purposes of the proposed increase;

○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

○

The dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

4.1c Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

a)          The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

b)          The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

4.1d Issue Stock for Use with Rights Plan

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

4.1e Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

4.1f Preferred Stock Authorization

Generally vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Generally vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•             Past Board Performance:

○            The company’s use of authorized preferred shares during the last three years;

•             The Current Request:

○             Disclosure in the proxy statement of the specific purposes for the proposed increase;

○             Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

○             In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

○            Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

4.1g Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
•        More simplified capital structure;

•         Enhanced liquidity;

•         Fairness of conversion terms;

•        Impact on voting power and dividends;

•         Reasons for the reclassification;

•        Conflicts of interest; and

•         Other alternatives considered.

4.1h Reverse Stock Splits

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

7.	A stock exchange has provided notice to the company of a potential delisting; or

8.	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with the Common Stock Authorization guidelines

4.1i Share Repurchase Programs

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

4.1j Stock Distributions: Splits and Dividends

Generally vote FOR management proposals to increase the common share authorization for a stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with the Common Stock Authorization guidelines.

4.1k Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•    Adverse governance changes;

•    Excessive increases in authorized capital stock;

•    Unfair method of distribution;

•    Diminution of voting rights;

•    Adverse conversion features;

•    Negative impact on stock option plans; and

•    Alternatives such as spin-off.

4.2 Restructuring

4.2a Appraisal Rights

Generally vote FOR proposals to restore or provide shareholders with rights of appraisal.

4.2b Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•    Purchase price;

•    Fairness opinion;

•    Financial and strategic benefits;

•    How the deal was negotiated;

•    Conflicts of interest;

•    Other alternatives for the business;

•    Non-completion risk.

4.2c Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•    Impact on the balance sheet/working capital;

•    Potential elimination of diseconomies;

•    Anticipated financial and operating benefits;

•    Anticipated use of funds;

•    Value received for the asset;

•    Fairness opinion;

•    How the deal was negotiated;

•    Conflicts of interest.

4.2d Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, generally vote AGAINST the proposals. If the combined effect is positive, generally support such proposals.

4.2e Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

4.2f Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest - arm’s length transaction, managerial incentives.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

4.2g Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

4.2h Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

a)      Are all shareholders able to participate in the transaction?

b)      Will there be a liquid market for remaining shareholders following the transaction?

c)      Does the company have strong corporate governance?

d)      Will insiders reap the gains of control following the proposed transaction?

e)      Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

4.2i Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

4.2j Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

4.2k Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

4.2l Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

a.

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

b.	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

1.	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

2.         Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

3.         Market reaction:

•	The market’s response to the proposed deal. A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Generally vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

4.2m Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

Estimated value and financial prospects of the reorganized company;

•         Percentage ownership of current shareholders in the reorganized company;

•        Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•         The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•        Existence of a superior alternative to the plan of reorganization; and

•         Governance of the reorganized company.

4.2n Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•

Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Vote CASE-BY-CASE on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquisition process.

•

Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.

•	Prior extension requests: Some SPAC request additional time beyond the extension period sought in prior extension requests.

4.2o Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

4.2p Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5. Compensation

5.1 Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

•

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

5.1a Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Generally vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP would otherwise be warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

Evaluate alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group Alignment:

a.	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods;
b.	The rankings of CEO total pay and company financial performance within a peer group, each measured over a 3-year period.

c.	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies misaligned pay and performance are otherwise suggested, the analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following may be considered:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;

•	New or extended agreements that provide for:

•	Excessive change-in-control (CIC) payments generally exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executive is not possible;

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed awards;

•	A single or common performance metric used for short- and long-term incentives;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega equity grants that provide overly large upside opportunity.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines and limitations on accelerated vesting triggers.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

o	The company’s response, including:

∎	Disclosure of engagement efforts with major institutional including the frequency and timing of engagements and the company participants(including whether independent directors participated) ;

∎	Disclosure of specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

∎	Disclosure of specific and meaningful actions taken to address shareholder’s concerns;

o	Whether the issues raised are recurring or isolated;

o	The company’s ownership structure; and

o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

5.1b Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Generally vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

5.1c Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

5.2 Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on certain equity-based compensation plans2 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using the three factors below:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers;

•	Plan Features:

∎	Automatic single-triggered award vesting upon a change in control (CIC);

∎	Discretionary vesting authority;

∎	Liberal share recycling on various award types;

∎	Lack of minimum vesting period for grants made under the plan

∎	Dividends payable prior to award vesting.

•	Grant Practices:

∎	The company’s three year burn rate relative to its industry/market cap peers;

∎	Vesting requirements in most recent CEO equity grants (3-year look-back);

∎	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

∎	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

∎	Whether the company maintains a claw-back policy;

∎	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;
•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Plan Cost

Generally vote AGAINST equity plans if the cost is unreasonable.

5.3 Other Compensation Plans

401(k) Employee Benefit Plans

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

2 Proposals evaluated generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Employee Stock Ownership Plans (ESOPs)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Generally vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Generally vote FOR nonqualified employee stock purchase plans with all the following features:

➢	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

➢	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

➢	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

➢	No discount on the stock price on the date of purchase since there is a company matching contribution.

Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should generally be above the 52-week high for the stock price.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Generally vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange.

Transfer Stock Option (TSO) Programs

One-time Transfers: Generally vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Generally vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Generally vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan,

the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

5.4 Director Compensation

Shareholder Ratification of Director Pay Programs

Vote CASE-BY-CASE on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•	An assessment of the following qualitative factors:

1)	The relative magnitude of director compensation as compared to companies of a similar profile;

2)	The presence of problematic pay practices relating to director compensation;

3)	Director stock ownership guidelines and holding requirements;

4)	Equity award vesting schedules;

5)	The mix of cash and equity-based compensation;

6)	Meaningful limits on director compensation;

7)	The availability of retirement benefits or perquisites; and

8)	The quality of disclosure surrounding director compensation.

5.4a Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on:

•	The total estimated cost of the company’s equity plans relative to industry/market cap peers;

•	The company’s three year burn rate relative to its industry/market cap peers (in certain circumstances); and

•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn rate benchmark when combined with employee or executive stock plans. Generally vote FOR the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	The relative magnitude of director compensation as compared to companies of a similar profile.

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements.

•	Equity award vesting schedules:

•	The mix of cash and equity based compensation;

•	Meaningful limits on director compensation:

•	The availability of retirement benefits, or perquisites; and

•	The quality of disclosure surrounding director compensation.

5.4b Non-Employee Director Retirement Plans

Generally vote AGAINST retirement plans for non-employee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

5.5 Shareholder Proposals on Compensation

5.5a Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

5.5b Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

5.5c Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to, company performance, pay level and design versus peers, history to compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

5.5d Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

5.5e Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of the net shares acquired through compensation plans. The following factors will be taken into account:

9.	The percentage /ratio of net shares required to be retained;

10.	The time period required to retain the shares;

11.	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

12.	Whether the company has any other policies aimed at mitigating risk taking by executives;

13.	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

14.	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

5.5f Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

5.5g Pay Disparity

Vote CASE-BY-CASE on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs…

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

5.5h Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•  First, generally vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay	for Superior Performance

Vote CASE-BY-CASE on shareholder proposals requesting that the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

5.5i Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

5.5j Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

5.5k Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error or if senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, the following factors will be taken into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

5.5l Severance Agreements for Executives/Golden Parachutes

Generally vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

5.5m Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Generally vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

5.5n Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

5.5o Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

5.5p Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-of-control situations (i.e. vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6. Social/Environmental Issues

6.1 Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

•	Vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•           If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•           If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•           Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•           The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the porposal;

•           If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•           If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.2 Endorsement of Principles

Generally vote AGAINST proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

6.3 Animal Welfare

6.3a Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation or controversies related to the company’s and/or its suppliers’ treatment of animals.

6.3b Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

6.3c Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

6.4 Consumer Issues

6.4a Genetically Modified Ingredients

Generally vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. Labeling of products with GE ingredients is best left to appropriate regulators/authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to eliminate GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulation.

6.5 Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

6.6 Pharmaceutical Pricing, Access to Medicines, and Prescription Drugs Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market and regulatory risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report; and

•	Recent significant controversies, litigation, or fines at the company.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

6.7 Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

6.8 Tobacco - Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

6.9 Climate Change and the Environment

Generally vote FOR resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on the company’s operations and investments or on how the company identifies, measures and manages such risks; considering:

•

Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant, controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

6.10 General Environmental Proposals and Community Impact Assessments

6.10a General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

6.10b Energy Efficiency

Generally vote FOR proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

6.10c Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

6.10d Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

6.10e Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The ability of the company to address the issues raised in the proposal; and

•	The company’s recycling programs compared with the similar programs of its industry peers.

6.10f Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote AGAINST proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

6.11 Diversity

6.11a Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

6.11b Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

6.11c Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

6.11d Gender Pay Gap

Generally vote CASE-BY-CASE on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

6.12 General Corporate Issues

6.12a Charitable Contributions

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

6.12b Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•	The scope and prescriptive nature of the proposal;

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company‘s current level of disclosure regarding its environmental and social performance.

6.12c Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Generally vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However the following will be considered:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Generally vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

6.13 International Issues, Labor Issues, and Human Rights

6.13a Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

6.13b Data Security, Privacy and Internet Issues

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and internet censorship;

•	Engagement in dialogue with governments and/or relevant groups with respect to the data security, privacy, or the free flow of information on the internet;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The applicable market-specific laws or regulations that may be imposed on the company; and,

•	The level of controversy, fines or litigation related to data security, privacy, freedom of speech or Internet censorship.

6.13c Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

6.13d Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

6.13e Workplace Safety

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

6.13f Weapons and Military Sales

Foreign Military Sales/Offsets

Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

6.14 Sustainability

6.14a Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

6.15 Water Issues

Vote CASE-BY-CASE on proposals requesting that a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

7. Mutual Fund Proxies

7.1 Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

7.2 Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

7.3 Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

7.4 Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

7.5 Approving New Classes or Series of Shares

Generally vote FOR the establishment of new classes or series of shares.

7.6 Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

7.7 1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

7.8 Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

7.9 Change Fundamental Investment Objective to Nonfundamental

Vote CASE-BY-CASE on proposals to change a fund’s fundamental investment objective to non-fundamental.

7.10 Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

7.11 Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

7.12 Business Development Companies–Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Generally vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

7.13 Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

7.14 Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Generally vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

7.15 Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

7.16 Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote CASE-BY-CASE on proposals authorizing the board to hire or terminate subadvisors without shareholder approval after considering appropriate factors in connection therewith.

7.17 Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

7.18 Master-Feeder Structure

Generally vote FOR the establishment of a master-feeder structure.

7.19 Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

7.20 Shareholder Proposals for Mutual Funds

7.20a Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

7.20b Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses.

When supporting the dissidents, generally vote FOR the reimbursement of the proxy solicitation expenses.

7.20c Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

European Portfolio Securities Voting Issues

European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to separate policies available on request.

Specifically, the European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

This approach is not “one-size-fits-all” and takes relevant market-specific factors into account. Therefore this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

1.	Operational Items

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

o	There are concerns about the accounts presented or audit procedures used; or

o	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Generally vote FOR proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

¡	There are serious concerns about the procedures used by the auditor;

¡	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

¡	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

¡	Name of the proposed auditors has not been published;

¡	The auditors are being changed without explanation; or

¡	For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, focus on the auditor election. For concerns relating to fees paid to the auditors, focus on remuneration of auditors if this is a separate voting item, otherwise focus on the auditor election.

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or reelection of statutory auditors, unless:

¡	There are serious concerns about the statutory reports presented or the audit procedures used; or

¡	Questions exist concerning any of the statutory auditors being appointed; or

¡	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

¡	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

¡	The payout is excessive given the company’s financial position.

Amendments to Articles of Association

Vote on a CASE-BY-CASE basis on amendments to the articles of association.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote on a CASE-BY-CASE basis on proposals to amend quorum requirements for shareholder meetings.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

2.	BOARD OF DIRECTORS

Non-Contested Director Elections

Generally vote FOR management nominees in the election of directors, unless:

o	Adequate disclosure has not been provided in a timely manner;

o	There are clear concerns over questionable finances or restatements;

o	There have been questionable transactions with conflicts of interest;

o	There are any records of abuses against minority shareholder interests;

o	The board fails to meet minimum corporate governance standards;

o	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and

o	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Generally vote AGAINST director nominee due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

o	Director Terms

o	Bundling of Proposals to Elect Directors

o	Board independence

o	Disclosure of Names of Nominees

o	Combined Chairman/CEO

o	Election of a Former CEO as Chairman of the Board

o	Overboarded Directors

o	Voto di Lista (Italy)

o	One Board Seat per Director

o	Composition of Committees

o	Composition Nominating Committee (Sweden and Norway)

o	Election of Censors (France)

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, generally vote AGAINST the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Generally vote AGAINST article amendment proposals to extend board terms. In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, generally recommend a vote AGAINST, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposal to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, and Spain generally vote AGAINST the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

*Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of the nominees on a timely basis.

Board Independence

Widely-held companies

A.	Non-controlled companies

Generally vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if:

•	Fewer than 50 percent of the board members elected by shareholders excluding, where relevant employee shareholder representatives would be independent, or

•	Fewer than one-third of all board members would be independent.

Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.B. Controlled Companies

Generally vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Non-widely held companies

Generally vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Voting sanctions will be applied under this policy from February 2019.

Definition of terms

“Widely-held companies’ are determined based on their membership in a major index and/or the number of ISS clients holding the securities. For Sweden, Norway, Denmark, Finland, and Luxembourg, this is based on membership on a local blue chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.

A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders’ voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company’s equity capital.

Disclosure of Names of Nominees

Generally vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally vote AGAINST (re)election of combined chair/CEOs at widely held European companies. However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, generally vote on a CASE-BY-CASE basis.

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board

Generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, generally vote AGAINST the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

o	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

o	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

o	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

Overboarded Directors

In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden and Switzerland, at widely held companies, generally vote AGAINST a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or as defined by the following guidelines:

o

Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

o	Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. The same is also valid for non-executive chairman, except (i) where they exclusively hold other non-executive chair and/or executive positions or (ii) where they are elected as non-executive chairman for the first time.

We will take into account board positions held in global publicly listed companies outside the same group, defined as a group of companies in which a common parent company controls at least 50 percent + 1 share of equity capital, alone or in concert.

For directors standing for (re)election at French companies, we will take into account board appointments as censors in French publicly listed companies.

Executive directors or those in comparable roles within investment holding companies will generally be treated similar to non-executive directors when applying this policy.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, generally vote on a CASE-BY-CASE basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, generally vote AGAINST the director elections before the lists of director nominees are disclosed.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, generally vote AGAINST the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, generally vote FOR the legal entity and AGAINST the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, generally vote AGAINST the (re)election of executives who serve on the company’s audit or remuneration committee.

For Belgium, the Netherlands, and Switzerland, generally vote AGAINST the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

Composition Nomination Committee (Sweden, Norway, and Finland)

Generally vote FOR proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

Generally vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Generally vote AGAINST proposals where the names of the candidates (in the case of an election) or the principals for the establishment of the committee have not been disclosed in a timely manner.

Generally vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, generally vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, generally vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, generally vote on a CASE-By-CASE basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

o	Company performance relative to its peers;

o	Strategy of the incumbents versus the dissidents;

o	Independence of directors/nominees;

o	Experience and skills of board candidates;

o	Governance profile of the company;

o	Evidence of management entrenchment;

o	Responsiveness to shareholders;

o	Whether a takeover offer has been rebuffed;

o	Whether minority or majority representation is being sought.

Voting on Directors for Egregious Actions

Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

o	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

o	Failure to replace management as appropriate; or

o

Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, generally vote CASE-BY-CASE on corporate assembly and committee of representative elections based on the board of directors’ compliance with director election policy.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a CASE-BY-CASE basis, by:

o

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

o

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;

o	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote on a CASE-BY-CASE basis proposals seeking indemnification and liability protection for directors and officers.

Generally vote AGAINST proposals to indemnify external auditors.

Board Structure

Generally vote FOR routine proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and/or mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	CAPITAL STRUCTURE

Capital Systems

European capital systems can be broadly defined as either authorized or conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates. However, many capital systems display slight variations on the two systems, and some systems bear features from both systems, if only on a cosmetic level.

Under the conditional capital system, companies seek authorizations for pools of capital, which typically have fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board, generally for a fixed period of time. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities.

Share Issuance Requests

General Issuances

Generally vote FOR issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). Starting in February 2019 the maximum will be 50%.

Generally vote FOR issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). Starting in February 2019, the maximum will be 10%.

For French companies:

o	Generally vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

o	Generally vote FOR general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

o	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the guidelines for the purpose being proposed; or

o	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote on a CASE-BY-CASE basis proposals to reduce capital in connection with corporate restructuring.

Capital Structures

Generally vote FOR resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Florange Act- Double Voting Rights (France)

For French companies that:

o	Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and

o	Do not currently have a bylaw prohibiting double-voting rights; and either

∎	Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or

∎	Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a CASE-BY-CASE basis, we may recommend against the following types of proposals:

o	The reelection of directors or supervisory board members; or

o	The approval of the discharge of directors; or

o	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote on a CASE-BY-CASE basis for proposals to increase blank check preferred authorizations.

Debt Issuance Requests

Vote on a CASE-BY-CASE basis non-convertible debt issuance requests, with or without pre-emptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote on a CASE-BY-CASE basis proposals to approve the pledging of assets for debt.

Increase in Borrowing Powers

Vote on a CASE-BY-CASE basis proposals to approve increases in a company’s borrowing powers.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

o	A repurchase limit of up to 10 percent of outstanding issued share capital;

o	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

o	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

o	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”);, and

o	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice.

In addition, generally vote AGAINST any proposal where:

o	The repurchase can be used for takeover defenses;

o	There is clear evidence of abuse;

o	There is no safeguard against selective buybacks;

o	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, generally vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

o	The duration of the options is limited in time to no more than 18 months;

o	The total number of shares covered by the authorization is disclosed;

o

The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

o	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

o	The company has a clean track record regarding repurchases.

Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	COMPENSATION

Executive compensation-related proposals

Generally Vote on a CASE-BY-CASE basis management proposals seeking ratification of a company’s executive compensation-related items, and where relevant, take into account remuneration practices. Generally recommend a vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

○	Provide shareholders with clear and comprehensive compensation disclosures:
•	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
•

The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

○	Companies shall adequately disclose all elements of the compensation, including:
•	Any short- or long-term compensation component must include a maximum award limit.
•

Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

•	Discretionary payments, if applicable.
○	Maintain appropriate pay structure alignment with emphasis on long-term shareholder value:
•	The structure of the company’s short-term incentive plan shall be appropriate.
•	The compensation policy must notably avoid guaranteed or discretionary compensation.
•	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
•	Equity-based plans or awards that are linked to long-term company performance will be evaluated using the general policy for equity-based plans; and
•	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.
•	The balance between short- and long-term variable compensation shall be appropriate
•	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
○	Avoid arrangements that risk “pay for failure”:
•	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.
•	There shall be a clear link between the company’s performance and variable awards.
•	There shall not be significant discrepancies between the company’s performance and real executive payouts.
•	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
•	Significant pay increases shall be explained by a detailed and compelling disclosure.
•	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

•

Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

○	Maintain an independent and effective compensation committee:
•	No executives may serve on the compensation committee.
•	In certain markets the compensation committee shall be composed of a majority of independent members, as per policies on director election and board or committee composition.
○	Avoid inappropriate pay to non-executive directors.

In addition to the above, generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other supplemental market-specific voting policies.

Non-Executive Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise:

Generally a vote AGAINST where:

○	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

○	Proposed amounts are excessive relative to other companies in the country or industry.

○	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

○

Proposals provide for the granting of stock options, performance-based equity compensation (including stock appreciation rights and performance-vesting restricted stock) and performance-based cash, to non-executive directors.

○	Proposals introduce retirement benefits for non-executive directors.

Vote on a CASE-BY-CASE basis where:

○	Proposals include both cash and share-based components to non-executive directors.

○	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

Generally vote FOR equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

○

The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under the criteria (challenging criteria);

○	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

○	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

○	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, generally vote AGAINST other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1. The (re)election of members of the remuneration committee;

2. The discharge of directors; or

3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Generally vote AGAINST stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

○	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

○	Having significantly higher expected dividends than actual historical dividends;

○	Favorably adjusting the terms of existing options plans without valid reason; and/or

○	Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. Although, an exception may be made if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote AGAINST if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Consider the following factors when evaluating share matching plans:

○	For every share matching plan, require a holding period.

○	For plans without performance criteria, the shares must be purchased at market price.

○	For broad-based share matching plans directed at all employees, accept an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

○

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must also be appropriate.

○	ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

○	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

○	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

○	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

○	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

○

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

○

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

○	OTHER ITEMS

Reorganizations/Restructurings

Vote on a CASE-BY-CASE basis for reorganizations and restructurings.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

○

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

○	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause a deal to be scrutinized more closely.

○

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

○

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

○

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote on a CASE-BY-CASE basis proposals to waive mandatory takeover bid requirement.

Reincorporation Proposals

Vote on a CASE-BY-CASE basis reincorporation proposals.

Expansion of Business Activities

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

○	The parties on either side of the transaction;

○	The nature of the asset to be transferred/service to be provided;

○	The pricing of the transaction (and any associated professional valuation);

○	The views of independent directors (where provided);

○	The views of an independent financial adviser (where appointed);

○	Whether any entities party to the transaction (including advisers) is conflicted; and

○	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, generally vote AGAINST the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis. In general, recommend voting FOR protective preference shares (PPS) only if:

○	The supervisory board needs to approve an issuance of shares and the supervisory board is independent;

○	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

○	The issuance authority is for a maximum of 18 months;

○	The board of the company-friendly foundation is fully independent;

○	There are no priority shares or other egregious protective or entrenchment tools;

○	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

○	The foundation buying the PPS does not have as a statutory goal to block a takeover; and

○	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

As of February 1, 2016, for French CAC40 index companies, generally vote AGAINST any general share issuance authorities (with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ approval.

Shareholder Proposals

Vote on a CASE-BY-CASE basis all shareholder proposals.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A recommendation to approve the “enabling” authority proposal would be based on the expectation companies would call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, generally vote FOR a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, do not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, generally vote AGAINST the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

Review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

○	Director Remuneration (including Severance Packages and Pension Benefits)

○	Consulting Services

○	Liability Coverage

○	Certain Business Transactions

In general, expect companies to provide the following regarding related-party transactions:

○

Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

○	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

○	Fairness opinion (if applicable in special business transactions); and

○	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, vote AGAINST these proposals.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

*The phrase “virtual-only shareholder meetings” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

EMEA Regional Portfolio Security Voting/Issues

COVERAGE UNIVERSE

These guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific policy. Therefore, markets covered by this document exclude UK, Ireland, Israel, Russia, Kazakhstan, and South Africa, and all markets that are covered under the European Policy (which are subject to separate policies available upon request).

•	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

○	There are concerns about the accounts presented or audit procedures used; or

○	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Generally vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

○	There are serious concerns about the procedures used by the auditor;

○	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

○	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

○	The name(s) of the proposed auditors has not been published;

○	The auditors are being changed without explanation; or

○	For widely-held companies, fees for non-audit services exceed either 100% of standard annual audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, generally vote AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, generally vote AGAINST remuneration of auditors if this is a separate voting item; otherwise, generally vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or (re)election of statutory auditors, unless:

○	There are serious concerns about the statutory reports presented or the audit procedures used;

○	Questions exist concerning any of the statutory auditors being appointed; or

○	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

○	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

○	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote on a CASE-BY-CASE basis for amendments to the articles of association.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote on a CASE-BY-CASE basis for proposals to amend quorum requirements for shareholder meetings.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

•	BOARD OF DIRECTORS

Director Elections

Generally vote FOR management nominees in the election of directors, unless:

○	Adequate disclosure has not been provided in a timely manner;

○	There are clear concerns over questionable finances or restatements;

○	There have been questionable transactions with conflicts of interest;

○	There are any records of abuses against minority shareholder interests;

○	The board fails to meet minimum corporate governance standards;

○	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or

○	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Generally vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

For MEA markets, in cases where:

○	Directors are proposed for (re)election through a cumulative voting system, or

○	Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

Generally vote on a CASE-BY-CASE basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive vote recommendations will be issued preferentially in favor of the following categories of candidates:

○	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:

◾	Candidates who can be classified as independent, or, failing that,

◾	Candidates explicitly classified as independent per the company’s director classification.

○	Candidates whose professional background may have the following benefits:

◾

              Increasing the diversity of incumbent directors’ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors).

◾	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidence by current or past board memberships or management functions at other companies.

○	Incumbent board members and candidates explicitly supported by the company’s management.

Under extraordinary circumstances, generally vote AGAINST individual directors, members of a committee, or the entire board, due to:

○	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

○	Failure to replace management as appropriate; or

○

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

○	Company performance relative to its peers;

○	Strategy of the incumbents versus the dissidents;

○	Independence of directors/nominees;

○	Experience and skills of board candidates;

○	Governance profile of the company;

○	Evidence of management entrenchment;

○	Responsiveness to shareholders;

○	Whether a takeover offer has been rebuffed;

○	Whether minority or majority representation is being sought.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

○

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

○

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

○	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote on a CASE-BY-CASE basis for proposals seeking indemnification and liability protection for directors and officers.

Generally vote AGAINST proposals to indemnify external auditors.

Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

•	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

○	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

○	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote on a CASE-BY-CASE basis for proposals to reduce capital in connection with corporate restructuring.

Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meet the guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote on a CASE-BY-CASE basis for proposals to increase blank check preferred authorizations.

Debt Issuance Requests

Vote on a CASE-BY-CASE basis for non-convertible debt issuance requests, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote on a CASE-BY-CASE basis for proposals to approve the pledging of assets for debt.

Increase in Borrowing Powers

Vote on a CASE-BY-CASE basis for proposals to approve increases in a company’s borrowing powers.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

○	A repurchase limit of up to 10 percent of outstanding issued share capital;

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Such share repurchase authorities may be supported under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company’s historical practice. However, companies should disclose such limits and, in the future, generally a vote AGAINST may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than 18 months.

In addition, generally vote AGAINST any proposal where:

○	The repurchase can be used for takeover defenses;

○	There is clear evidence of abuse;

○	There is no safeguard against selective buybacks; and/or

○	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

•	COMPENSATION

Compensation Plans

Vote on a CASE-BY-CASE basis for compensation plans.

Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on a CASE-BY-CASE basis for non-executive director compensation proposals that include both cash and share-based components.

Vote on a CASE-BY-CASE basis for proposals that bundle compensation for both non-executive and executive directors into a single resolution.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

•	OTHER ITEMS

Reorganizations/Restructurings

Vote on a CASE-BY-CASE basis for reorganizations and restructurings.

Mergers and Acquisitions

Vote on a CASE-BY-CASE basis on mergers and acquisitions taking into account the following:

Review publicly available information as of the date of the report and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

○

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

○	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause a deal to be scrutinized more closely.

○

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

○

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

○

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote on a CASE-BY-CASE basis for proposals to waive mandatory takeover bid requirements.

Reincorporation Proposals

Vote on a CASE-BY-CASE basis for reincorporation proposals.

Expansion of Business Activities

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

○	The parties on either side of the transaction;

○	The nature of the asset to be transferred/service to be provided;

○	The pricing of the transaction (and any associated professional valuation);

○	The views of independent directors (where provided);

○	The views of an independent financial adviser (where appointed);

○	Whether any entities party to the transaction (including advisers) is conflicted; and

○	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that was deemed problematic and that was not put to a shareholder vote, generally vote AGAINST the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote on a CASE-BY-CASE basis for all shareholder proposals.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Generally vote AGAINST (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to EMEA Regional proxy Voting Guidelines.

•	SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

○	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

○	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

○	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

○	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

○

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

○

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Asia – Pacific Regional Portfolio Security Voting Issues

This section applies to all Asian Pacific markets (excluding Australia, New Zealand, China, Japan, Hong Kong, Singapore, India, and Korea, which have separate market policies available upon request). Currently this includes Thailand, Malaysia, the Philippines, Indonesia, Pakistan, Bangladesh, Sri Lanka, Vietnam, and Papua New Guinea. Any Asian Pacific markets added to this coverage would likely be included under this regional policy.

•	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

○	There are concerns about the accounts presented or audit procedures used; or

○	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Generally vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

○	There are serious concerns about the accounts presented or the audit procedures used;

○	The auditors are being changed without explanation; or

○	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, generally vote AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, generally vote AGAINST remuneration of auditors if this is a separate voting item; otherwise generally vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or (re)election of statutory auditors, unless:

○	There are serious concerns about the statutory reports presented or the audit procedures used;

○	Questions exist concerning any of the statutory auditors being appointed; or

○	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

○	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

○	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote on a CASE-BY-CASE basis for amendments to the articles of association.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote on a CASE-BY-CASE basis for proposals to amend quorum requirements for shareholder meetings.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

•	BOARD OF DIRECTORS

Director Elections

Generally vote FOR management nominees in the election of directors, unless:

○	Adequate disclosure has not been provided in a timely manner;

○	There are clear concerns over questionable finances or restatements;

○	There have been questionable transactions with conflicts of interest;

○	There are any records of abuses against minority shareholder interests; or

○	The board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

For Malaysia and Thailand, generally vote FOR the election of a board-nominated candidate unless:

○

He/she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

○	Medical issues/illness;

○	Family emergencies;

○	The director has served on the board for less than a year; and

○	Missing only one meeting (when the total of all meetings is three or fewer).

○	He/she is an executive director serving on the audit, remuneration, or nomination committees; or

○	He/she is a non-independent director nominee and the board is less than one-third independent.

Generally vote FOR the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

For Bangladesh and Pakistan, vote FOR the election of a board-nominated candidate unless:

•

The nominee has attended less than 75 percent of board meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

○	Medical issues/illness;

○	Family emergencies;

○	The director has served on the board for less than a year; and

○	Missing only one meeting (when the total of all meetings is three or fewer).

•	He/she is an executive directors serving on the audit remuneration, or nomination committees.

For Sri Lanka, vote FOR the election of a board nominated candidate unless:

○

The nominee has attended less than 75 percent of board meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;

◾	Family emergencies;

◾	The director has served on the board for less than a year; and

◾	Missing only one meeting (when the total of all meetings is three or fewer).

○	He/she is an executive director serving on the audit, remuneration, or nomination committees; or

○	He/she is a non-independent director nominee . and independent directors represent less than the higher of two independent directors or half of the Board

For Philippines, where independent directors represent less than the higher of: three independent directors or 30 percent of the board, generally vote AGAINST the following candidates:

○

He/she has attended less than 75 percent of the board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;

◾	Family emergencies;

◾	The director has served on the board for less than a year; and

◾	Missing only one meeting (when the total of all meetings is three or fewer).

In making these recommendations, generally will not recommend AGAINST the election of a CEO/president, executive chairman, or founder who is integral to the company.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Generally vote AGAINST the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, generally vote AGAINST individual directors, members of a committee, or the entire board, due to:

○	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

○	Failure to replace management as appropriate; or

○

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, vote on a CASE-BY-CASE basis to determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

○	Company performance relative to its peers;

○	Strategy of the incumbents versus the dissidents;

○	Independence of directors/nominees;

○	Experience and skills of board candidates;

○	Governance profile of the company;

○	Evidence of management entrenchment;

○	Responsiveness to shareholders;

○	Whether a takeover offer has been rebuffed;

○	Whether minority or majority representation is being sought.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

○

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

○

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

○	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote on a CASE-BY-CASE basis for proposals seeking indemnification and liability protection for directors and officers.

Generally vote AGAINST proposals to indemnify external auditors.

Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

•	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Malaysia:

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

For real estate investment trusts (REITs), vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

○	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the guidelines for the purpose being proposed; or

○	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote on a CASE-BY-CASE basis for proposals to reduce capital in connection with corporate restructuring.

Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote on a CASE-BY-CASE basis for proposals to increase blank check preferred authorizations.

Debt Issuance Requests

Vote on a CASE-BY-CASE basis for non-convertible debt issuance requests, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meet the guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote on a CASE-BY-CASE basis for proposals to approve the pledging of assets for debt.

Increase in Borrowing Powers

Vote on a CASE-BY-CASE basis for proposals to approve increases in a company’s borrowing powers.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

○	A repurchase limit of up to 10 percent of outstanding issued share capital;

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company’s historical practice. However, companies should disclose such limits and, in the future, generally vote AGAINST companies that fail to do so. In such cases, the authority must comply with the following criteria:

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than 18 months.

In addition, generally vote AGAINST any proposal where:

○	The repurchase can be used for takeover defenses;

○	There is clear evidence of abuse;

○	There is no safeguard against selective buybacks; and/or

○	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

•	COMPENSATION

Compensation Plans

Vote on a CASE-BY-CASE basis for compensation plans.

Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on a CASE-BY-CASE basis for non-executive director compensation proposals that include both cash and share-based components.

Vote on a CASE-BY-CASE basis for proposals that bundle compensation for both non-executive and executive directors into a single resolution.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

•	REORGANIZATIONS/RESTRUCTURINGS

Vote on a CASE-BY-CASE basis for reorganizations and restructurings.

•	MERGERS AND ACQUISITIONS

Vote on a CASE-BY-CASE basis on mergers and acquisitions taking into account the following:

○

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

○	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause a deal to be scrutinized more closely.

○

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

○

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

○

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

•	MISCELLANEOUS AND OTHER PROPOSALS

Expansion of Business Activities

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

○	The parties on either side of the transaction;

○	The nature of the asset to be transferred/service to be provided;

○	The pricing of the transaction (and any associated professional valuation);

○	The views of independent directors (where provided);

○	The views of an independent financial adviser (where appointed);

○	Whether any entities party to the transaction (including advisers) is conflicted; and

○	The stated rationale for the transaction, including discussions of timing.

If there is a transaction is deemed problematic was not put to a shareholder vote, generally vote AGAINST the election of the director(s) involved in the related-party transaction or AGAINST the full board.

Mandatory Takeover Bid Waivers

Vote on a CASE-BY-CASE basis for proposals to waive mandatory takeover bid requirements.

Reincorporation Proposals

Vote on a CASE-BY-CASE basis for reincorporation proposals.

•	ANTITAKEOVER MECHANISMS

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

•	SHAREHOLDER PROPOSALS

Vote on a CASE-BY-CASE basis for shareholder proposals.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

•	SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

○	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

○	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

○	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

○	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

○

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

○

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

•	FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers (FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Generally vote AGAINST (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to Asia-Pacific Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant regional or market proxy voting guidelines.

Federated Hermes, Inc.

Operating Procedures

Effective 01/07/2020

Proxy Voting Policies and Procedures

Business Unit/Division: Investment Management

Purpose of this Procedure

To describe the proxy voting policies, practices and procedures of the Federated advisory companies in order to comply with Rule 206(4)-6 under the Investment Adviser’s Act of 1940 (the “Adviser’s Act”).

Governing Policy

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Company, Federated Investment Counseling, Federated Investors (UK) LLP, Federated MDTA LLC, Passport Research, Ltd., and Federated Advisory Services Company (each an “Adviser” and collectively, the “Advisers”) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in compliance with Rule 206(4)-6 under the Adviser’s Act. These Policies and Procedures shall also apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which an Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Directors or Trustees of such investment company has delegated to the Adviser authority to vote the investment company’s proxies, subject to the Board’s oversight and receipt of regular reports.

GENERAL POLICY

Unless otherwise directed by a client or the Board of Directors or Trustees of an investment company, (referred to collectively as “Client” or “Clients”), it is the policy of the Advisers to cast proxy votes at shareholder meetings (“Company Meetings) on behalf of the Advisers’s Clients. As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company. This approach to voting proxy proposals will be referred to hereafter as the General Policy. Nothing in the General Policy shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of Clients.

The Advisers generally vote consistently on the same matter when securities of an issuer are held by multiple Client portfolios. However, the Advisers may vote differently if a particular Client’s investment objectives differ from those of other Clients or if a Client explicitly instructs the Advisers to vote differently.

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Advisers support or oppose a proposal will always depend on a thorough understanding of the Client’s investment objectives and the specific circumstances described in the proxy statement.

Corporate Governance

Generally, the Advisers will vote proxies:

•	In favor of directors nominated in an uncontested election, but against any director who:
•	had not attended at least 75% of the board meetings during the previous year;
•	serves as the company’s chief financial officer;
•	has become overboarded (more than five boards for retired executives and more than two boards for CEO’s);
•	is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director;
•	served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; and/or
•	served on a board that did not implement a shareholder proposal that Federated supported and where such proposal also received more than 50% shareholder support.

•	In favor of a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent.
•	In favor of shareholder proposals to declassify the board of directors;

•	In favor of shareholder proposals to require a majority voting standard in the election of directors;

•	In favor of shareholder proposals to separate the roles of chairman of the board and CEO;

•	In favor of a proposal to require a company’s audit committee to be composed entirely of independent directors;

•

In favor of shareholder proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”);

•	In favor of proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree;

•	Against shareholder proposals to allow shareholders to act by written consent;

•

In favor of a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company;

•

In favor of a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company;

•	In favor of shareholder proposals to eliminate supermajority requirements in company bylaws;

Environmental and Social Issues

Generally, the Advisers will vote proxies:

•

In favor of shareholder proposals calling for enhanced reporting and disclosure of the company’s approach to mitigating environmental risks, such as climate change, greenhouse gases and sustainability.

•

On a case-by-case basis for shareholder proposals calling for enhanced reporting and disclosure of the company’s approach to managing risks related to the manufacture and sale of guns and gun products.

•	On a case-by-case basis for shareholder proposals calling for enhanced reporting and disclosure of the company’s approach to managing risks related to the manufacture and sale of opioids.

•	In favor of shareholder proposals calling for enhanced reporting and disclosure of the company’s approach to monitoring gender pay equity.

•	In favor of shareholder proposals calling for enhanced reporting and disclosure of the company’s approach to achieving and maintaining diversity on the board of directors.

•	Against shareholder proposals to limit the company’s political activities, including political contributions, lobbying, and memberships in trade associations.

Capital Structure

Generally, the Advisers will vote proxies:

•	Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;
•

In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

•	In favor of a proposals to grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders; and
•	On a case-by-case basis for proposals authorizing a stock repurchase or special dividend program.

Compensation and Stock Option Plans

Generally, the Advisers will vote proxies:

•	Against the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance.
•	In favor of the advisory vote on the frequency of the Say On Pay vote when the frequency is annually.
•	In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;
•

Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

•	Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

M&A Activity

The Advisers will vote proxies relating to mergers, acquisitions, and sales of assets based upon the Advisers’ analysis of the proposed business strategy, the transaction price, and the expected impact on the total return for Clients.

Contested Elections

The Advisers will vote proxies relating to contested elections of directors based upon the Advisers’ analysis of the opposing slates and their proposed business strategy and the expected impact on the total return for Clients.

Cost/Benefit Analysis

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if it is determined that the consequences or costs of voting outweigh the potential benefit to Clients. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

When Federated Does Not Perform Qualitative Research

The Advisers may employ an investment strategy for certain funds or accounts that does not make use of qualitative research. For example, the MDT and the Federated index funds utilize quantitative strategies. Further, Federated may engage a sub-adviser that utilizes a quantitative strategy to manage certain funds or accounts. In all of these cases (“Non-Qualitative Accounts”), Federated may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Advisers will vote the proxies of these Non-Qualitative Accounts as follows:

•	In accordance with the Standard Voting Instructions (defined below);
•

If the Advisers are casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account;

•	If neither of the first two conditions apply, as the proxy voting service is recommending (see below for discussion of Proxy Advisors’ conflicts of interest); and
•	If none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Securities Lending Recall

The Advisers do not have the right to vote on securities while they are on loan. However, the Advisers will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Advisers believe materially affects shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee (See Security Lending Procedures for details of how the services of the proxy voting service are used to recall securities). However, there can be no assurance that the Advisers will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.

Background / Overview

Under Rule 206(4)-6 of the Adviser’s Act, every investment adviser (as defined in Section 2(a)(20) of the 1940 Act) must “adopt and implement written policies and procedures that are reasonably designed to ensure that [investment advisers] vote client securities in the best interests of clients”. In addition, under Rule 30b1-4 of the 1940 Act, each registered investment management company must, no later than August 30th of each year, file a proxy voting record on Form N-PX for the most recent twelve-month period ending June 30th (See the section below entitled “Form N-PX Filing”). These Policies and Procedures are designed to ensure that the Advisers meet the requirements of these rules.

The Advisers have established a Proxy Voting Committee (the “Committee”) consisting of the following permanent voting members (unless noted otherwise):

Chief Investment Officer for Global Equity

President of the Advisers

Chief Risk Officer (non-voting)

Director of Proxy Voting

The permanent members may then appoint other members, both voting and non-voting, to the Committee as they deem necessary. The Committee will notify Clients upon written request, of the identity of any members appointed to the Committee as well as changes made to the Committee membership.

The Committee will adopt such practices as it deems appropriate to regulate its meetings and the means of directing votes, including directions authorized by voice or electronic messages.

Employment of Proxy Voting Services

The Advisers have hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. Currently, this service is provided by Glass Lewis & Co. LLC. The Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Committee in order to vote common proxy proposals. As the Committee believes that a shareholder vote is equivalent to an investment decision, the Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that is consistent with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Committee. The Advisers have executed and delivered to the proxy voting service a limited power of attorney to cast ballots on behalf of the Advisers’ Clients.

However, if the Standard Voting Instructions require case-by-case treatment for a proposal, the Proxy Voting Operations Team (the “PVOT”) will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Committee. This process is described in more detail below.

The Proxy Voting Management Group

The Committee has created the Proxy Voting Management Group (“PVMG”) to assist it in carrying out the day-to-day operations related to proxy voting. The PVMG consists of the following permanent members:

•	Head of the Responsible Investing Office
•	Director of Proxy Voting
•	Chief Compliance Officer

The PVMG also consists of other members who are appointed from time to time by the Head of the Responsible Investing Office.

The day-to-day operations related to proxy voting is carried out by the PVOT and overseen by the PVMG. This work includes, but is not limited to:

•	interacting with the proxy voting service on the Committee’s behalf;
•	soliciting voting recommendations from the Advisers’ investment professionals, as necessary, on case-by-case items;
•	bringing voting recommendations to the Committee for case-by-case items and for voting contrary to the Standard Voting Instructions;
•	filing any required proxy voting reports;
•	providing proxy voting reports to Clients as they are requested from time to time;
•	keeping the Committee informed of any issues related to proxy voting;
•	voting ballot questions of a technical, procedural, or administrative nature; and
•	voting as directed by the Committee.

Procedure Steps

Ballot Reconciliation

Federated’s Business Information Systems Department (“BISD”) will send to Glass Lewis on a daily basis a list of all voting securities held in portfolios managed by the Advisers. Glass Lewis shall use this list of voting securities to determine whether all ballots have been received. If Glass Lewis has not received all required ballots, they will contact the Advisers and assist in obtaining the missing ballots from the custodians.

Automated Voting and Vote Processing

Glass Lewis provides the following services related to voting and vote processing.

1.	Automated voting on any proposals for which they have received Standard Voting Instructions from the Advisers.
2.	An on-line proxy voting platform which allows the PVOT to manually cast votes on case-by-case items (see below).
3.	Transmission of votes to voting tabulation firms and related recordkeeping.
4.	Reporting of voting activity for use by the Committee, Clients, and the PVOT.

Case-By-Case Voting

The Standard Voting Instructions require certain proposals to be voted as “case-by-case” items. This means Glass Lewis will not automatically cast a vote but indicate to the PVOT that the proposal should be voted manually. For each case-by-case item, the PVOT will seek a voting recommendation from an investment professional who has performed qualitative research on the company. The PVOT will then present the voting recommendation to the Committee for their approval. The Committee may send the voting recommendation back to the PVOT and the investment professional for reconsideration and a new voting recommendation. Once approval is received, the PVOT will vote the item on the Glass Lewis system.

If the proposal is for any of the following questions, the PVOT will notify the investment professional who has performed qualitative research on the company that, absent any objections, Federated is planning to cast a FOR vote.

1.	M&A transactions
2.	Questions concerning raising capital through issuance of securities
3.	Questions concerning divestitures and spin-offs
4.	Elimination of dual class common stock

5.	Approval of fixed versus variable compensation ratios.

If the investment professional has no objections, the PVOT will vote FOR on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.

If the proposal is for a highly technical, procedural, or administrative question, the Director of Proxy Voting will research the issue, determine the vote, and direct the PVOT to vote the item on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.

When Federated Does Not Perform Qualitative Research

When a proxy proposal requires a case-by-case vote for a security held solely by a Non-Qualitative Account, the PVOT shall vote the shares as recommended by the proxy voting service. (See below for discussion of Proxy Advisors’ conflicts of interest.) The PVOT will retain copies of all documentation related to the vote as required in the paragraph of these Policies and Procedures entitled “Recordkeeping and Reporting.”

Small and Micro Cap Processing

The Standard Voting Instructions stipulate that certain proxy issues for smaller companies are voted differently than for larger companies. For example, US small and micro cap companies, defined as those not in the Russell 1000 universe, have different threshholds in the Standard Voting Instructions for proposals related to reporting on social and environmental matters.

Voting Shares of Mutual Funds and Exchange Traded Funds

In four situations it may be appropriate for the Advisers to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This proportional voting is referred to in the industry as “echo voting.”

1.	When a Federated Fund Owns an ETF

The need to echo vote is dependent on the terms in participation agreement between Federated and the various ETF complexes, which allow the Federated funds to invest in ETFs in excess of the limitations contained in the Investment Company Act of 1940 (“1940 Act”). Due to this complexity, the PVOT will always echo vote ETF proxies.

2.	When a Federated Fund Owns Another Federated Fund

If a Federated fund owns shares in another Federated fund, the fund will echo vote its shares regardless of the size of its position. Alternatively, the Board of Trustees of the Federated fund could direct the Committee to vote in another manner.

3.	When a Federated Fund or a Sub-Advised Mutual Fund Client Owns an Unaffiliated Mutual Fund

If a Federated fund or a sub-advised mutual fund client owns shares of an unaffiliated mutual fund in excess of a limit contained in the 1940 Act, echo voting is required. That conditions associated with the exception are contained in Section 12(d)(1)(F) of the 1940 Act. Since the limit may vary from case to case, the PVOT will seek written guidance from the Compliance Department whenever this situation arises. That guidance, whether or not echo voting is required, will become part of the permanent records supporting this proxy vote.

4.	When a Sub-Advised Mutual Fund Client Owns a Federated Fund

If a sub-advised fund owns shares in a Federated fund, the sub-advised fund will echo vote its shares. Alternatively, the Adviser to the sub-advised fund could direct the Committee to vote in another manner.

Form N-PX Filing

Form N-PX, the annual report of proxy votes by US mutual funds, is required to be filed with the SEC by August 30. The proxy voting service provides reporting to assist the PVOT and Federated’s Legal Department with Form N-PX preparation. This process is detailed in the Form N-PX Filing Procedure.

Advisers’ Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest in how the Adviser votes the proxy on behalf of its client. For purposes of these Policies and Procedures, a company with a “significant business relationship with the Advisers” includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) BT Group plc, due to its ownership interest in Hermes Investment Management; and (d) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Committee.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to below as an “Interested Company.” The terms “affiliated person” and “investment adviser” shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company whose stock is owned by any investment company or account advised by Federated shall not be treated as an “affiliated person” based solely on the ownership or control of that company’s stock1.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

1.

Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to the Director of Proxy Voting. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will vote proxies for its Clients.

2.	Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. This requirement

1            Section 2(a) of the Investment Company Act defines an “Affiliated Person” of another person as (A) any person directly or indirectly owning, controlling, or holding with power to vote 5 per centum or more of the outstanding voting securities of such other person; (B) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As stated above, for purposes of this Policy, a company will not be treated as an affiliate solely because an investment company or other account advised by the Adviser owns, controls, or holds with power to vote five percent or more of the outstanding voting securities of that company. See “Downstream Affiliates” procedure below.

includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding how proxies will be voted.

3.

Any Committee member contacted by a proxy solicitation firm shall not disclose to that firm the size of the position owned in the company’s stock. Nor shall he or she disclose to that firm the preliminary or final voting decisions for ballot questions on the company’s proxy. These proxy solicitation firm communications are not required to be reported to the Committee.

4.

If the Standard Voting Instructions already provide specific direction on the proposal about which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Standard Voting Instructions require case-by-case treatment for the proposal, the case-by-case voting procedure as described above will be followed without regard for the interests of the Advisers with respect to the Interested Company.

5.

If the Advisers cast proxy votes for an Interested Company that resulted from the case-by-case voting procedure, the Committee shall disclose annually to the Board of Directors or Trustees of the Federated Funds, and upon request to any other Client, for whom proxies were cast:

•	That the Advisers have a significant business relationship with the Interested Company;
•	The proposals regarding which votes were cast;
•	Any material communications between the Advisers and the Interested Company regarding the proposal; and
•	Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

If the Client owns shares of an investment company for which the Adviser is the investment adviser, the Committee will echo vote the Client’s shares, unless the Client directs otherwise. See the section above entitled “Voting Shares of Mutual Funds and Exchange Traded Funds.”

6.	To ensure that any proxy relating to an Interested Company is voted and reported in accordance with this Policy the PVOT will obtain the following lists:

a.    List of any Adviser client that is a public company. This list will come from Investment Management Administration (quarterly).

b.    List of any entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser. This list will come from the Compliance Department (quarterly).

c.    List of and any entity from or through whom more than 10% of Federated Investors Inc. revenue is derived. These entities are disclosed on the Federated Investors, Inc., annual report (annually).

The PVOT will identify any proxies relating to any entity appearing on these lists.

In lieu of following steps 3 and 4, the Adviser may seek direction from the Client concerning how to vote a proxy for an Interested Company. In seeking such direction, the Adviser will disclose the nature of its significant business relationship which has caused the company to be considered an Interested Company. The Adviser may also provide a voting recommendation to the Client. Such recommendation may be contrary to the Standard Voting Instructions.

Downstream Affiliates

If the Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”)2, the Committee must first receive guidance from Counsel to the Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If Counsel determines that an actual conflict exists, the Committee must address any such conflict with the Executive Committee of the Board of Directors or Trustees of any Investment Company client prior to taking any action on the proxy at issue.

Proxy Advisers’ Conflicts of Interest

Proxy advisory firms, such as Glass Lewis and ISS, may have significant business relationships with the subjects of their research and voting recommendations. For example, a Glass Lewis client may be a public company with an upcoming shareholders’ meeting and Glass Lewis has published a research report with voting recommendations. In another example, a Glass Lewis board member is also sits on the board of a public company for which Glass Lewis will write a research report. These and similar situations give rise to an actual or apparent conflicts of interest.

In order to avoid concerns that the conflicting interests of Glass Lewis have influenced their proxy voting recommendations, the Advisers will take the following steps:

1.

A due diligence team made up of Federated employees will meet with Glass Lewis on an annual basis and determine through a review of their policies and procedures and through inquiry that Glass Lewis has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.

2.

Whenever the standard voting guidelines call for voting a proposal in accordance with the Glass Lewis recommendation and Glass Lewis has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps:

a.	The PVOT will obtain a copy of the research report and recommendations published by ISS for that issuer.

b.

The Director of Proxy Voting, or his designee, will review both the Glass Lewis research report and the ISS research report and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Committee on a quarterly basis.

Alternatively the PVOT may seek direction from the Committee on how the proposal shall be voted.

Recordkeeping

In addition to any other reports required hereunder, the Committee shall submit a report to the Board of Directors or Trustees of the Federated Funds, at the next meeting after which the Committee has voted contrary to the Standard Voting Instructions on a proposal affecting any Downstream Affiliate. The report shall include:

•	The reason why the company is a Downstream Affiliate;

•	The proposals for which votes were cast;

2            Although the Investment Company Act defines, in relevant part, an “affiliate” as any person 5 percent or more of whose outstanding voting securities are owned with power to vote, by such other person, for purposes of this Policy, the amount of ownership required to be deemed a Downstream affiliate has been determined to be 10%.

•	Any material communications between the Adviser and the Downstream Affiliate regarding the proposals; and

•	The reason for the Adviser’s decision to vote contrary to the proxy voting guidelines.

PVOT, aided by the proxy voting service, shall maintain a record of all votes cast on behalf of each Client. The PVOT shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee’s decisions regarding how to vote proxies or that memorializes the basis for their decision, (b) any written client request for information on how a Client’s proxies were voted and (c) any written or oral response to such a request. All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

PVOT shall maintain documentation of all due diligence meetings conducted at Glass Lewis.

Exceptions

The Advisers may employ alternate voting instructions to vote proxies for a Client if so requested by the Client. For example, the Adviser may employ the proxy voting service’s Taft-Hartley proxy voting policies in order to vote proxies for a Trade Union client. This exception will always be at the request of the Client and all votes will be administered by the proxy voting service. The Adviser will exercise no discretion in voting in such a case.

Key Terms, Definitions, References

DEFINITIONS

General Policy - As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives.

Standard Voting Instructions - specific instructions, based on the General Policy, supplied to the proxy voting service by the Proxy Voting Committee to enable the proxy voting service to implement automated proxy voting.

Investment Adviser - as defined in Section 2(a) of the Investment Company Act of 1940.

Significant Business Relationship - includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) BT Group plc, due to its ownership interest in Hermes Investment Management; and (d) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Proxy Voting Committee.

Interested Company - a company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Voting Committee has a significant business relationship with the Advisers.

Downstream Affiliate – a company whose stock is owned by an investment company or account managed by Federated where the level of ownership is 10% or more of the outstanding shares.

Upstream Affiliate – Entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser.

FIAM LLC Proxy Voting Guidelines

January 2020

I.	Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds’ investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II.	Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A.	Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity generally will oppose the election of directors if, by way of example:

1.

The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

2.	Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

3.	The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

4.	For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B.	Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1.	Management’s track record and strategic plan for enhancing shareholder value;

2.	The long-term performance of the company compared to its industry peers; and

3.	The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C.	Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D.	Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E.	Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F.	Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G.	Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H.	Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III.	Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A.	Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1.

The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2.	The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1.

Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2.

Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B.	Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s stock.

IV.	Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

–	The actions taken by the board or compensation committee in the previous year,
–

including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

–	The alignment of executive compensation and company performance relative to peers; and

–

The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A.	Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1.	The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2.	Within the last year, and without shareholder approval, a company’s board of directors or compensation committee has either:

a)	Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b)	Adopted or extended a golden parachute.

B.	Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V.	Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI.	Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

–	classified boards;
–	“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);
–	golden parachutes;
–

supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

–	poison pills;
–	restricting the right to call special meetings;
–	provisions restricting the right of shareholders to set board size; and
–	any other provision that eliminates or limits shareholder rights.

A.	Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1.	Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2.	Is integral to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5.	Allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B.	Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders’ right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C.	Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders’ right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D.	Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII.	Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

–	All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

–

A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

–

It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII.	Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A.	Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company’s authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B.	Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C.	Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX.	Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.

X.	Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI.	Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies’ business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XII.	Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

FIDUCIARY MANAGEMENT, INC. (FMI)

Statement on Proxy Voting Policies and Voting Procedures

(Effective as of 12/31/2008, and amended 02/22/2018)

Policies

Fiduciary Management, Inc. (“FMI”) will vote proxies in a manner that we feel best protects the interests of the common shareholder. We will look critically upon any issue or vote that will limit or reduce the prerogatives and/or influence of the common shareholders. To assist in our review of the proxies we receive, we may refer to the analyses and voting recommendations of an independent, third party proxy service provider (e.g., Glass, Lewis & Co., LLC, Institutional Shareholder Services Inc., etc. (each, a “Proxy Service Provider”)). While we may consider the analyses and recommendations provided by a Proxy Service Provider in making a final voting decision, we do not consider recommendations from a Proxy Service Provider to be determinative of our ultimate decision. Rather, we exercise our independent judgment in making voting decisions (except as discussed below).

The following statement of policies is couched in terms of our general posture on various issues, recognizing that there are always exceptions.

Administrative Issues

We will generally vote in favor of the re-election of directors and the appointment of actuaries, auditors, and similar professionals. We will also vote in favor of programs of indemnification of directors, which are consistent with common practice. The changing of auditors raises a yellow flag, and we try to determine the reasons for any change. If the change results from a dispute between the company and the auditors, and we feel the auditor’s position is correct, we will vote against making a change.

Management Entrenchment Issues

We will generally vote against any proposal or policy that seeks to prevent the takeover of a company that is in receipt of a bona fide offer, whether friendly or otherwise. Such anti-takeover policies may include, but are not limited to poison pill, super-majority voting, golden parachute arrangements, and staggered board arrangements, where that represents a change from a standard board. We will generally vote in favor of maintaining preemptive rights for shareholders, one share/one vote, and cumulative voting rights. Generally we will support proposals calling for majority vote for directors and separation of the Chairman and CEO roles.

We will tend to vote against creation of classes of stock with superior voting rights, which protect management’s voting control despite reduced financial commitment of management to the company. We will evaluate proposals, such as changing state of incorporation, fiscal year, or corporate charter, in light of specific circumstances prompting the proposal, to determine whether the proposed change would reduce shareholders’ rights.

Mergers and Acquisitions

Voting on mergers, acquisitions, or spin-offs requires an evaluation of the impact of those transactions upon the company, and we will vote based upon our assessment of what is best for the company and therefore the shareholders. With respect to a proposed takeover of the company, we initially evaluate an offer for the company in terms of the fairness of the price. We do this in the context of a two- to three-year time horizon to avoid selling at a premium over a temporarily depressed stock price. We would generally vote in favor of offers that represent a fair price, paid either in cash or in exchange for liquid securities of strong acquiring firms. We will oppose offers, which we feel represent an unfair price, and we will oppose offers where shareholders are asked to finance a takeover by taking back debt or preferred stock of questionable quality. We tend to be skeptical of management-led leveraged buyouts, as we feel it is very difficult for them to be objective as to the value of the company when they are the purchaser.

Management Incentives

We strongly favor programs that encourage outright stock ownership as opposed to conventional option plans. In limited cases, when the options are earmarked for lower level employees and the absolute amount is modest, we will vote affirmatively. We generally vote against traditional stock option plans. Typical option plans result in a misalignment of management and shareholder interests, due to the asymmetrical risk profile of an option. Since there is no downside risk, managements has an incentive to take excessive risk. In short, executives tend to cease thinking like true owners. We like to see senior and executive level managers own stock in multiples of their annual salary.

Ideally we prefer to see bonuses and incentive awards paid in stock (with a vesting period), rather than cash or options. We look for stock award plans to be based on tangible operating performance metrics, such as return-on-invested capital or profit margin.

Additionally, when we deem a management as excessively compensated, we will likely vote against any kind of additional reward plan, even if the plan by itself looks reasonable.

Social Issues

It is our belief that socially responsible companies have, over time, provided superior investment returns for long-term investors. Fair hiring and inclusiveness with respect to women and minorities create a positive corporate culture that offers greater opportunities for growth for all employees, with concomitant rewards for shareholders of the company. A responsible corporate policy with respect to environmental issues is critical to all of us.

Our general posture with respect to social issues is to support management so long as they are complying with the spirit of the laws and regulations of the United States of America. Shareholder proposals must be considered on a case-by-case basis. The number of specific issues that we have seen raised on proxy votes with respect to social and labor issues are increasing. Since there is much “gray” and little “black and white” with respect to the level of corporate commitment to many of the social issues, and since we are generally supportive of the goals and policies of the companies which we own, we would tend to vote in favor of management on these issues absent evidence that the company is abusing our trust, or direction from our clients to the contrary. If it is the desire of a client to provide input and direction on the voting of proxies with respect to certain issues, we would be more than happy to advise them when such issues arise and to defer to their wishes in voting on those issues.

Conflicts of Interest

FMI strives to ensure that all conflicts of interest are resolved in the best interests of its clients. When there is an apparent conflict of interest, or the appearance of a conflict of interest (e.g., where FMI may receive fees from a company for advisory or other services at the same time that FMI has investments in the stock of that company), we will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under NYSE rules (e.g., directors and auditors). In all other cases involving a conflict or appearance of a conflict, we will cause the proxies to be voted in accordance with the recommendations of a Proxy Service Provider.

Procedures

FMI has the responsibility and authority to vote proxies with respect to the securities under its management unless the right to vote proxies is expressly reserved for the client, plan trustees or other plan fiduciary. FMI will advise the pension committee, board of trustees, custodian or client to forward all proxy materials to its offices and will take reasonable steps to ensure that they are received. We will review the issues to be voted upon and vote the proxies in accordance with the policies stated above, unless directed otherwise by the client. We will maintain and monitor all meeting, ballot, account and vote information, and make this information available to clients upon request.

In situations where securities held in a portfolio are not generally owned “across the board” in all client accounts with the same investment style (i.e., small holdings), we will vote those proxies based upon the management’s recommendations.

Proxies cannot be voted on any securities that have been loaned out by the client. Where securities have been loaned out and a vote is required regarding a material event, FMI will attempt to recall the loaned security in order to vote the proxy. This does not apply to “small holdings” as defined above. Please note that in certain circumstances, securities on loan may not be recalled due to circumstances beyond the control of FMI.

Loomis, Sayles & Company, L.P.

Proxy Voting Policies and Procedures

March 28, 2019

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients seeking the greatest risk adjusted long term returns requires the consideration of potential material impacts of proxy proposals associated with ESG Matters in applying the Proxy Voting Procedures.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.

Stated Policies. In the interest of consistency in voting proxies on behalf of its clients, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.

Abstain from Voting. Loomis Sayles’ policy is to vote rather than abstain from voting on issues presented, unless the client’s best interests require abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote, such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account (such as when the client’s shares have been loaned to a third party1), or where Loomis Sayles, pursuant to its best judgment, determines not to vote.

5.

Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.

Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.

Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer.

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.          developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)         annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)         annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.          overseeing the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)         directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)         consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)         periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.          engaging and overseeing third-party vendors, such as the Proxy Voting Services, including:

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)            the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b)            the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)          providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii)         receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.          further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interests of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or its Proxy Voting Services will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2. PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.

Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) only if the director’s or officer’s legal expenses would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.

Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if less than two-thirds of the board would be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the position of CEO and chairman are not held by separate individuals. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment

Company Act of 1940 rules. Vote against compensation committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.

Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Vote for a director nominee that is a chair or chief executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer that sits on three or more company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.	Generally vote for proposals to ratify auditors.
B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans:    Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control:    Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation:    Vote for proposals that are required by and comply with the applicable state or listing requirements governing the issuer.    All other proposals relating to director compensation will be reviewed on a case-by-case basis.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for plans that amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.

Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.
D.	Vote for an annual review of executive compensation.
E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F.

For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

E. Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

F. Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales:    Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments:    Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings:    Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.	Change in Control - Will the transaction result in a change in control of the company?
C.	Bankruptcy - Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

Liquidations:    Proposals on liquidations will be voted on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions:    Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account factors, including but not limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G. Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of its shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A.

Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.        Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

H. Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and its shareholders’ economic interests. Loomis Sayles will support issuer proposals regarding environmental and social issues where it believes they will not subordinate the economic interests of the client to unrelated objectives. Loomis Sayles may consider collateral objectives, such as those that present a material business risk or opportunities that issuers need to manage as part of a business plan, when such objectives are consistent with the client’s economic interests.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I. General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to routine proposals that do not present controversial issues. The impact of these proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name:    Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures:    Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J. Mutual Fund Matters

Election of Mutual Fund Trustees: Vote for nominees who oversee fewer than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreements: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2020

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S., Canadian or European company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. While MFS’ guideline currently pertains to U.S., Canadian and European companies, we generally believe greater female representation on boards is needed globally. As a result, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to other markets to reinforce this expectation.

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For directors who are not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. MFS will vote in favor of an advisory vote on executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s).

Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes).

Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain foreign issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

○	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

○

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

○	Considers special proxy issues as they may arise from time to time; and

○	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small.

Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.

Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), a member of the proxy voting team will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals) member of the proxy voting team will likewise consult with from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

Beginning for the quarter ended March 31, 2020, MFS will publicly disclose its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

PIMCO

PROXY VOTING POLICY AND PROCEDURES

November 2017

These proxy voting policy (“the policy”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies2 in accordance with this policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

Effective Date: August 2003

Revised Date:  May 2007

May 2010

October 2012

June 2014

November 2017

A.   General Policy Statement

The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention.

When considering client proxies, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; or (4) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B.   Conflicts of Interest

1.	Identification of Material Conflicts of Interest

When PIMCO has discretion over voting and consent rights it has a fiduciary obligation to take appropriate action on all proxies in good faith and in the best interests of the client. Potential conflicts of interest, however, may, or can appear to interfere with PIMCO’s ability to evaluate proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if an analyst assigned to recommend how to vote a proxy or a PM responsible for voting proxies has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.

Each PM/ analyst has a duty to disclose to the Legal and Compliance department any known potential, actual or apparent material conflict of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/ analyst in good faith and in the best interests of the client.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this policy.

3 Personal relationships include employee and immediate family member interests with an issuer.

2. Resolution of Potential/ Identified Conflicts of Interest

Equity Securities.4 PIMCO has retained an independent Industry Service Provider (“ISP”)5 to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. When the ISP exercises its discretion to not provide a voting recommendation, the relevant PM/ analyst may make a determination regarding how the proxy will be voted by completing the required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM (or another PM) may vote the proxy as follows:

●    If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

●    If the conflict exists among the accounts of a PM, the PM shall vote the proxies in the best interest of the relevant client and should be prepared to respond to inquiries regarding proxy decisions. PM’s have the discretion to escalate questions regarding divergent interests to the head of the PM’s desk, Operations or the Legal and Compliance department as necessary.

Affiliated Fund Considerations

PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP.

PIMCO-Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the policy.

4 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

5 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.

Confidentiality. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

3. Escalation of Conflicts of Interest

Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for direct resolution, the Working Group will seek to mitigate the actual or apparent conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:

●     The extent and nature of the actual or apparent conflict of interest;

●     If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

●     The nature of the relationship of the issuer with the PM / analyst or PIMCO (if any);

●     Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and

●     Whether the direction of the proposed vote would appear to benefit the PM/ analyst, PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

C.	Delegation of Proxy Voting Authority

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

D.	Reporting and Disclosure Requirements and the Availability of Proxy Voting Records[6]

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported

6 For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds). PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, as required by Form N-CSR.

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part 2 of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

E.	Records

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. This includes access to the ISS benchmark policy recommendations and custom sustainability recommendations the Investment Manager developed with ISS, which reflect what the Investment Manager believes to be good corporate governance and behavior. In addition, the Investment

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan Jones Proxy Services (“Egan Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4.	The issuer is a significant executing broker dealer;[4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the

Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues..

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1)    The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2)    All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3)    The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4)    In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5)    The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6)    After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7)    The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8)    With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9)    The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10)    If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11)    The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12)    The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.- registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13)    The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14)    The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15)    The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16)    The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17)    The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18)    The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19)    At least annually, the Proxy Group will verify that:

a)	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b)	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c)	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d)	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

As of March 2019

T. ROWE PRICE ASSOCIATES, INC.

AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.

Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Updated February 2019

Wellington Management

Global Proxy Policy and Procedures

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1.

Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2.	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018

Wellington Management

Global Proxy Voting Guidelines

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and seeks to vote each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of our clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.

VOTING GUIDELINES

Composition and Role of the Board of Directors

•	Elect Directors	Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Declassify Board of Directors	For

•	Adopt Director Tenure/Retirement Age (SP)	Against

•	Adopt Director & Officer Indemnification	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP)	Against

•	Require Board Independence	For

We believe that boards are best-positioned to represent shareholders’ interests when they have a sufficient quantity of independent directors in the boardroom. We believe that, in the absence of a compelling counter- argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Expressing our support for these levels of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence. To determine the appropriate minimum level of board independence, we look to the prevailing market best practice — for example, one-third independent in Japan, two-thirds independent in the US, and majority independent in the UK and France.

•	Require Key Board Committees to be Independent.	For
Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, with respect to local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director (SP)	For

•	Approve Directors’ Fees	Case-by-Case

•	Approve Bonuses for Retiring Directors	Case-by-Case

•	Approve Board Size	For

•	Elect Supervisory Board/Corporate Assembly/Statutory Auditors	Case-by-Case

Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. We hold supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.

•	Majority Vote on Election of Directors (SP)	For

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

•	Adopt Proxy Access	For

We generally support proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said, we may vote against a proxy access proposal if it is shareholder-sponsored and it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms.

•	Contested Director Election	Case-by-Case

Compensation

•	Adopt/Amend Stock Option Plans	Case-by-Case

While we believe equity compensation helps align plan participants’ and shareholders’ interests, we will vote against plans that we find excessively dilutive or costly. Additionally, we will generally vote against plans that allow the company to reprice options without shareholder approval. We will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen” provision.

•	Adopt/Amend Employee Stock Purchase Plans	Case-by-Case

We generally support employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, we typically vote against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.

•	Approve/Amend Bonus Plans	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy	Case-by-Case

•	Approve compensation packages for named executive Officers	Case-by-Case

•	Determine whether the compensation vote will occur every 1, 2 or 3 years	1 Year

•	Exchange Underwater Options	Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes)	Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Approve golden parachute arrangements in connection with certain corporate transactions	Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP)	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where we feel the board has already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.

•	Adopt a Clawback Policy (SP)	Case-by-Case

We believe that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if the company’s existing policies do not cover these circumstances.

Reporting of Results

•	Approve Financial Statements	For

•	Set Dividends and Allocate Profits	For

•	Limit Non-Audit Services Provided by Auditors (SP)	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Approve Their Fees	Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Shareholder Approval of Auditors (SP)	For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP)	Against
As an exception, we may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, we believe these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, we recognize that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Consequently, we may support plans that include:

– Shareholder approval requirement
– Sunset provision
– Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock	Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Establish Right to Call a Special Meeting	For
A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.

•	Establish the Right to Act by Written Consent (SP)	Case-by-Case
We will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.

•	Increase Supermajority Vote Requirement	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision	For

•	Adopt Confidential Voting (SP):	Case-by-Case

As an exception, we require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Increase Authorized Common Stock	Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized, so long as the new authority respects preemption rights.. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition	Case-by-Case

•	Approve Technical Amendments to Charter	Case-by-Case

•	Opt Out of State Takeover Statutes	For

•	Eliminate Multiclass Voting Structure (SP)	For
We believe that shareholders’ voting power should be reflected by their economic stake in a company.

Capital Structure

•	Authorize Share Repurchase	For

•	Approve Stock Split	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring	Case-by-Case

•	Issue Stock with or without Preemptive Rights	Case-by-Case

•	Issue Debt Instruments	Case-by-Case

Environmental and Social Issues		Case-by-Case

Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. We support these proposals in situations where we believe that doing so will improve the prospects for long-term success of a company and investment returns. For example, we generally support proposals focused on improved assessment and disclosure of climate risks when we believe they may be material to a company’s long-term performance and management has not sufficiently addressed them. At a minimum, we expect companies to comply with applicable laws and regulations with regards to environmental and social standards.

Miscellaneous

•	Approve Other Business	Against

•	Approve Re-incorporation	Case-by-Case

•	Approve Third-Party Transactions	Case-by-Case

13 March 2019

WELLS FARGO ASSET MANAGEMENT1

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE AS OF JUNE 1, 2019

Wells Fargo Asset Management (“WFAM”) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures. In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out howWFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client. With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, and Wells Fargo Utilities and High Income Fund (the “Trusts”) (hereafter, all series of the Trusts, and all such Trusts not having separate series, are referred to as the “Funds”). In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WellsCap’s clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law (e.g., securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap).

Luxembourg Products

WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM andthe responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy. WFAM, has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients without regard to any relationship that any affiliated person of the WFAM (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested.

1 Includes Wells Capital Management Incorporated (“WellsCap”) and Wells Fargo Funds Management, LLC (“Funds Management”).

Proxy Administrator

The proxy voting process is administered by WFAM’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor. WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

WFAM Proxy Governance Committee.    The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to a proxy voting subcommittee. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

Proxy Voting Sub-Committee. Among other delegated matters, the Proxy Voting SubCommittee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Risk and Compliance to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions. The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Governance Committee shall also meet at least annually (each calendar year and within 15 months of the last meeting) to review the Policies and Procedures.

Membership. Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures. Unless otherwise required by applicable law,2 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.        First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.3

2.        Second, any voting items for meetings deemed of “high importance”4 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.

3.        Third, with respect to any voting items where ISS Sustainability Voting Guidelines5 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.        The WFAM Portfolio Risk Management and Analytics team (the “PRMA team”) evaluates the matter for materiality and any other relevant considerations.

b.        If the PRMA team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting SubCommittee (or escalated to the WFAM Proxy Governance Committee) for case-by case review and vote determination.

c.        If the PRMA team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

2 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Funds, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Fund accordingly.

3 The WFAM Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

4 The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.

5 ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, nondiscrimination, and the protection of human rights.

4.        Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6

Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion. In all cases, the WFAM Proxy Governance Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a subcommittee thereof, the WFAM Proxy Governance Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input. The WFAM Proxy Governance Committee (and any sub-committee therof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Fund sub-advisers may make a case to vote against the ISS or Proxy Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Fund sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Committee who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting. Proxies will be voted consistently on the same matter when securities of an issuer are held by WFAM multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement a particular mandate specifically applicable to one or more accounts.

WFAM Top-of-House Proxy Voting Principles/Guidelines. The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

Boards of Directors. We believe that Boards of Directors should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•         We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

6 The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

•         We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•         Generally speaking, we believe Directors should sit on no more than 4 public boards at any given time. Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•         We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•         We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

Fund Voting Reporting Coordination. Voting decisions made by the WFAM Proxy Committee on behalf of the Funds will be reported to ISS to ensure that votes are registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Funds, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the WFAM Proxy Governance Committee or that, in the determination of the Proxy Committee, otherwise warrants the taking of additional steps to mitigate the conflict, the Proxy Committee or the Proxy Administrator shall address the material conflict by using any of the following methods:

1.	Instructing ISS to vote in accordance with the recommendation ISS makes to its clients;
2.

With respect to any matters involving a portfolio holding of the Funds, disclosing the conflict to the Board of the Funds and obtaining its consent before voting with respect to shares held by the Funds;

3.

With respect to any matters involving a portfolio holding of the Funds, submitting the matter to the Board of the Funds to exercise its authority to vote on such matter with respect to shares held by the Funds;

4.

Engaging an independent fiduciary who will direct the Proxy Committee how to vote on such matter following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds;

5.	Consulting with outside legal counsel for guidance on resolution of the conflict of interest;
6.

Erecting information barriers around the person or persons making voting decisions following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds;

7.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or
8.	Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of WFAM (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Vendor Oversight: The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

Other Provisions

Policy Review and Ad Hoc Meetings

The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Portfolio Risk Management and Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

◾	A copy of these proxy voting policies and procedures;
◾	Proxy statements received for client securities (which will be satisfied by relying on ISS);
◾	Records of votes cast on behalf of Funds and separate account clients (which ISS maintains on behalf of WFAM);
◾	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and
◾	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on WFAM’s website.

In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf its client quarterly or upon request. For assistance, clients may contact their relationship manager or call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer or third party how its separate account client proxies are voted.

Approved by the WFAM Proxy Governance Committee: June, 2019

APPENDIX G – Portfolio Holdings Disclosure Recipients

Service Providers

Based on the nature of the services provided to the Fund by the following Service Providers, each such Service Provider has access to the Fund’s portfolio holdings on a daily basis:

•	The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC.

•

Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers (with respect to the Portfolio(s) for which they provide services), for the Fund and their service providers as necessary for them to provide the services they have agreed directly or indirectly to provide.

•

State Street Bank and Trust Company, in its capacity as custodian and mutual fund accountant, and foreign custody network participants and depositories utilized by the foregoing, and in connection with the provision of regulatory filing and liquidity classification services.

•	BBH Infomediary in its capacity as data aggregator.

•	Institutional Shareholder Services, Inc., in its capacity as proxy service provider for Mason Street Advisors, LLC.

•	SunGard Data System Inc. in its capacity as provider of Code of Ethics compliance services.

•

ICE Data Pricing and Reference Data, Inc. (formerly Interactive Data Corp) and its affiliates, Bloomberg L.P., Thomson Reuters, JPMorgan Pricing Direct Inc., and Markit Group, Ltd. in their respective capacities as providers of pricing services and, in the case of Bloomberg L.P., order management and portfolio compliance services.

•	Virtu Financial, LLC. in connection with their provision of international fair value factors and related back testing.

•	FactSet Research Systems, Inc. in connection with conducting attribution analyses on Series Fund Portfolios.

•	Xcitek Solutions Plus in its capacity as a provider of corporate actions information and services.

•	Fidelity Actions Exchange, Inc., in its capacity as a provider of corporate action information.

•	ZENO Consulting Group, Inc. and Basis Global Analytics in their capacity as a provider of portfolio transition analysis when new sub-advisers are transitioned.

•	Ernst & Young as provider of Global Tax Services.

•	Financial Recovery Technologies in its capacity as provider of class action services.

The following Service Providers receive portfolio holdings information covering various periods, with varying lag times, depending on the nature of the services provided to the Fund, as indicated below with respect to each Service Provider:

•

The Fund’s directors and legal counsel to the independent directors, on a monthly and quarterly basis, generally within 20 days following the end of each such period, or as requested or necessary from time to time to fulfill their duties to the Series Fund.

•	PricewaterhouseCoopers LLP in its capacity as independent auditors for the Fund.

•

Global Trade Analytics LLC in connection with evaluating the quality and cost of trade execution of the Portfolio transactions for the Mason Street Advisors, LLC advised Portfolios and the sub-advised Portfolios, on a monthly basis, provided after the close of business on the last day of each month.

•

Financial writers utilized to assist in the preparation of fund advertising and reporting materials, on a quarterly, semi-annual and annual basis, generally within one week following the end of each such period.

•	Financial printers used to print advertising and regulatory materials, at the Fund’s semi-annual and annual periods, generally within four weeks following the end of each such period.

•

Candidates to serve as sub-advisers to one or more Portfolios in connection with a candidate search initiative, and sub-advisers appointed by MSA (but not yet effective) as part of the transition to a new sub-adviser.

•	Brokers in connection with proposed or anticipated program trades for the Fund’s Index Portfolios.

Sub-Advisers

Sub-advisers are required to disclose to the Series Fund their service providers to whom they may provide material non-public holdings data for the Series Fund they manage, and are required to update that list during the year when changes occur.

A copy of the list of recipients as reported by the Sub-Advisers may be obtained from Compliance.

PART C

OTHER INFORMATION

Item 28.  Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(a)	Articles of Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 1983	EX-99.B1 to Form N-1A Post-Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(b)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 3, 1993	EX-99.B1(a) to Form N-1A Post-Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(c)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999 and filed with the State of Maryland on February 11, 1999	Exhibit A(1) to Form N-1A Post-Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(a)1(d)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001 and filed with the State of Maryland on May 4, 2001	Exhibit A(1) to Form N-1A Post-Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(a)1(e)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on November 7, 2002 and filed with the State of Maryland on January 31, 2003	Exhibit A(1) to Form N-1A Post-Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(f)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003 and filed with the State of Maryland on February 7, 2003	Exhibit A(2) to Form N-1A Post-Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(g)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on August 3, 2006 and filed with the State of Maryland on February 2, 2007	Exhibit (a)1(g) to Form N-1A Post-Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(h)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 21, 2007 and filed with the State of Maryland on February 22, 2007	Exhibit (a)1(h) to Form N-1A Post-Effective Amendment No. 30 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(i)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 25, 2007	Exhibit (a)1(i) to Form N-1A Post-Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(a)1(j)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 7, 2008	Exhibit (a)1(j) to Form N-1A Post-Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(k)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 2010.	Exhibit (a)1(k) to Form N-1A Post-Effective Amendment No. 40 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2011
(a)1(l)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 15, 2013	Exhibit (a)1(1) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(a)1(m)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 5, 2013	Exhibit (a)1(m) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(a)1(n)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on March 10, 2015	Exhibit (a)1(n) to Form N-1A Post-Effective Amendment No. 58 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2015
(a)1(o)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 1, 2016	Exhibit (a)1(o) to Form N-1A Post-Effective Amendment No. 62 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2016
(a)1(p)	Certificate of Correction filed with the State of Maryland on July 27, 2015	Exhibit (a)1(o) to Form N-1A Post-Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015
(b)1(a)	Amended and Restated By-Laws of Northwestern Mutual Series Fund, Inc. adopted on August 5, 2004	Exhibit (b)1(j) to Form N-1A Post-Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(b)1(b)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated May 4, 2006	Exhibit (b)1(k) to Form N-1A Post-Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(b)1(c)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 6, 2008	Exhibit (b)1(l) to Form N-1A Post-Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009
(b)1(d)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 16, 2011	Exhibit (b)1(m) to Form N-1A Post-Effective Amendment No. 46 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2012
(b)1(e)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated December 31, 2014	Exhibit (b)1(e) to Form N-1A Post-Effective Amendment No. 57 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2015
(b)1(f)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 19, 2015	Exhibit (b)1(f) to Form N-1A Post-Effective Amendment No. 61 for Northwestern Mutual Series Fund, Inc. filed on February 19, 2016
(b)1(g)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 16, 2016	Exhibit (b)1(g) to Form N-1A Post-Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016
(b)1(h)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 28, 2018	Exhibit (b)1(h) to Form N-1A Post-Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(b)1(i)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated June 5, 2019	Exhibit (b)1(i) to Form N-1A Post-Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)1(a)	Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012	Exhibit (d)1(i) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)1(b)	Amended Exhibit A to the Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012, as amended November 15, 2013	Exhibit (d)1(j) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(a)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Fiduciary Management, Inc. (on behalf of the Large Cap Blend Portfolio) dated June 5, 2019	Exhibit (d)2(a) to Form N-1A Post-Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(b)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Delaware Investments Fund Advisers (on behalf of the Domestic Equity Portfolio) dated August 29, 2018	Exhibit (d)2(b) to Form N-1A Post-Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(c)(1)	Fourth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of the Small Cap Value, Equity Income and Short-Term Bond Portfolios) dated November 28, 2018	Exhibit (d)2(c) to Form N-1A Post-Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(c)(2)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of Growth Stock Portfolio) dated August 29, 2019	Exhibit (d)2(c)(2) to Form N-1A Post-Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(d)	Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Pacific Investment Management Company LLC (on behalf of the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios) dated November 28, 2018	Exhibit (d)2(d) to Form N-1A Post-Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(e)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Loomis, Sayles & Company, L.P. (on behalf of the Focused Appreciation Portfolio) dated August 29, 2018	Exhibit (d)2(e) to Form N-1A Post-Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(f)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and FIAM LLC (on behalf of the International Growth Portfolio) dated June 5, 2019	Exhibit (d)2(f) to Form N-1A Post-Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(g)	Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Massachusetts Financial Services Company (on behalf of the Research International Core Portfolio) dated June 5, 2019	Exhibit (d)2(g) to Form N-1A Post-Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(h)	Fourth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Templeton Investment Counsel, LLC (on behalf of the International Equity Portfolio) dated June 5, 2019	Exhibit (d)2(h) to Form N-1A Post-Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(i)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Wellington Management Company LLP (on behalf of the Small Cap Growth Stock, Large Cap Core Stock and Mid Cap Growth Stock Portfolio) dated February 28, 2019	Exhibit (d)2(j) to Form N-1A Post-Effective Amendment No. 74 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2019
(d)2(j)	Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and American Century Investment Management, Inc. (on behalf of the Large Company Value, Mid Cap Value and Inflation Protection Portfolios) dated August 29, 2018	Exhibit (d)2(k) to Form N-1A Post-Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(k)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and BlackRock Advisors, LLC (on behalf of the Government Money Market Portfolio) dated November 28, 2018	Exhibit (d)2(l) to Form N-1A Post-Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(l)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Wells Capital Management, Incorporated (on behalf of the Select Bond Portfolio) dated November 28, 2018	Exhibit (d)2(m) to Form N-1A Post-Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(m)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Aberdeen Asset Managers Limited (on behalf of the Emerging Markets Equity Portfolio) dated June 5, 2019	Exhibit (d)2(m) to Form N-1A Post-Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(n)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Federated Investment Management Company (on behalf of the High Yield Bond Portfolio) dated August 29, 2018	Exhibit (d)2(o) to Form N-1A Post-Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(g)1	Custody Agreement between Northwestern Mutual Series Fund, Inc. and State Street Bank and Trust Company dated August 14, 2017	Exhibit (g)1 to Form N-1A Post-Effective Amendment No. 68 for Northwestern Mutual Series Fund, Inc. filed on January 19, 2018
(h)1(a)	License Agreement between Standard & Poor’s Corporation and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio), dated February 19, 1999	Exhibit H(9) to Form N-1A Post-Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)1(b)	Form of License Agreement between Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 600 Stock Portfolio), dated April 27, 2007	Exhibit (h)1(b) to Form N-1A Post-Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(h)2(a)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to Certain Portfolios of Northwestern Mutual Series Fund, Inc. dated March 1, 2019	Exhibit (h)2(a) to Form N-1A Post-Effective Amendment No. 74 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2019
(h)2(b)	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated March 1, 2019	Exhibit (h)2(b) to Form N-1A Post-Effective Amendment No. 74 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2019
(i)	Opinion and Consent of Counsel	To be filed by amendment
(j)	Consent of Independent Registered Public Accounting Firm	To be filed by amendment
(p)1	Personal Trading Policy Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated January 1, 2018	Exhibit (p)1 to Form N-1A Post-Effective Amendment No. 74 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2019
(p)2	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective June 3, 2013	Exhibit (p)1(h) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)3	Franklin Templeton Investments Code of Ethics revised May 2012	Exhibit (p)5(h) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)4	American Century Investments Code of Ethics revised in 2011	Exhibit (p)7(c) to Form N-1A Post-Effective Amendment No. 42 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2011
(p)5	MFS (Massachusetts Financial Services Company) Code of Ethics Policy effective December 16, 2019	Filed herewith
(p)6	PIMCO Code of Ethics effective January 2013	Exhibit (p)9(d) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)7	Delaware Investments Code of Ethics effective January 1, 2013	Exhibit (p)11(b) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)8	Fiduciary Management, Inc. Code of Ethics effective October 31, 2009	Exhibit (p)12(a) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(p)9	Wellington Management Company LLP Code of Ethics effective April 30, 2017	Exhibit (p)10 to Form N-1A Post-Effective Amendment No. 69 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2018
(p)10	BlackRock Advisors, LLC Code of Business Conduct and Ethics effective July 21, 2014	Exhibit (p)14 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)11	BlackRock Advisors, LLC Personal Trading Policy effective October 1, 2014	Exhibit (p)15 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)12	Wells Capital Management, Inc. Joint Code of Ethics and Policy on Personal Securities Transactions and Trading on Insider Information effective April 24, 2014	Exhibit (p)16 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)13	Federated Investment Management Company Code of Business Conduct and Ethics effective July 25, 2013	Exhibit (p)17 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)14	Federated Investment Management Company Code of Ethics for Access Persons effective September 30, 2012	Exhibit (p)18 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)15	Loomis, Sayles & Company, L.P. Code of Ethics as amended June 2, 2015	Exhibit (p)18 to Form N-1A Post-Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015
(p)16	Loomis, Sayles & Company, L.P. Identifying and Managing Conflicts of Interest Policies and Procedures effective May 2015	Exhibit (p)19 to Form N-1A Post-Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015
(p)17	FIAM LLC Code of Ethics for Personal Investing effective February 21, 2017	Exhibit (p)20 to Form N-1A Post-Effective Amendment No. 66 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2017
(p)18	Aberdeen Asset Managers Limited Code of Ethics Policy effective May 1, 2016	Exhibit (p)21 to Form N-1A Post-Effective Amendment No. 65 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2017
(q)	Power of Attorney	To be filed by amendment

Item 29.  Persons Controlled by or under Common Control with Registrant

Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts (either directly or indirectly) created pursuant to Wisconsin insurance laws. The separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant’s shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts (either directly or indirectly through one or more of the Registrant’s investment portfolios operating as an affiliated fund of funds) control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote any shares of the Registrant that are held as general assets in the same proportions as the shares for which voting instructions are received. Additionally, shares of the Registrant held by its investment portfolios operating as an affiliated fund of funds are also voted in the same proportion as the shares for which Northwestern Mutual receives voting instructions.

The subsidiaries of Northwestern Mutual, as of February 1, 2020, as well as their jurisdiction of incorporation and Northwestern Mutual’s direct or indirect ownership percentage, are set forth below.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE[1] (as of February 1, 2020)
Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Mason Street Advisors, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Management Company, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Wealth Management Company(2)	United States	The Northwestern Mutual Life Insurance Company	100.00

All Other Subsidiaries
1838938 Alberta Ltd.(2)	Canada	The Northwestern Mutual Life Insurance Company	100.00
1890 Maple, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
3412 Exchange, LLC(2)	Delaware	NM Imperial, LLC	100.00
45East11(2)	Cayman Islands	NYLV, LLC	100.00
777 North Van Buren Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Condominium Association, Inc.(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Parking, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Retail, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
AFE Brentwood Park, LLC(2)	Delaware	Cortona Holdings, LLC	100.00
Amber, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Artisan Garden Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Baraboo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Bayridge, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
BCC Cancer Center Venture, LP(2)	Delaware	NM Cancer Center GP, LLC	0.01
		NM Imperial, LLC	83.99
		RE Corp.	16.0
Bishop Square, LLC(2)	Delaware	NM BSA, LLC	100.00
Bradford II SPE, LLC(2)	Delaware	C – Land Fund, LLC	100.00
Bradford Master Association Inc.(2)	North Carolina	C – Land Fund, LLC	100.00
Brandywine Distribution, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Burgundy, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Cedarstone, LLC(2)	Delaware	Baraboo, Inc.	100.00
Chateau, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Chelsea Ventures, LLC(2)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
C – Land Fund, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Coral, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Cortona Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Cream City Venture Capital, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.00
		NML Development Corporation	1.00
Crosland Greens, LLC(2)	North Carolina	C – Land Fund, LLC	100.00
Dortmund, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Fairfield Potomac Club, LLC(2)	Delaware	RE Corp.	1.00
		NM Imperial, LLC	99.00
FB #2, LLC(2)	Maryland	Chelsea Ventures, LLC	100.00
FES, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
GRO, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
GRO-SUB, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hamptons PBG, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90.00
		NWM ZOM GP,LLC	10.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Hazel, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Higgins, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hobby, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hollenberg 1, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	Hobby, Inc.	100.00
Logan, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Los Alamitos Corporate Center Joint Venture, LLC(2)	California	NM Imperial, LLC	99.00
		RE Corp.	1.00
Maroon, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Mason & Marshall, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	NM Imperial, LLC	100.00
Model Portfolios, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
MPC Park 27 Industrial, LLC(2)	Florida	The Northwestern Mutual Life Insurance Company	100.00
Network Office Cashiership, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Nicolet, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
NM BSA, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Cancer Center GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM Career Distribution Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM DFW Lewisville, LLC(2)	Delaware	NM Majestic Holdings, LLC	100.00
NM Gen, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM GP Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Green, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	The Northwestern Mutual Life Insurance Company	100.00
NM Imperial, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Investment Holdings, LLC.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NM Lion, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Majestic Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Neptune, LLC(2)	Delaware	NM Regal, LLC	100.00
NM Pebble Valley LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM QOZ Fund, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM RE Funds, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Regal, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM Twin Creeks GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NMC V Equity Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC V Mezz Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC V GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NM-Hemlock, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Jasper, Inc.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Morristown, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM-RESA, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Pulse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-SAS, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Skye, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-West Hartford, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NML Development Corporation(2)	Delaware	NML Securities Holdings, LLC	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NML Securities Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NMLSP1, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NMRM Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
North Van Buren, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Northwestern Broadway Plaza, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Ellis Company(2)	Nova Scotia	Coral, Inc.	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP IV, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	Northwestern Mutual Capital GP II, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	Northwestern Mutual Capital GP II LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual Life Clubs Associated, Inc.(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase I, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NorthWoods Phase II, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NWM ZOM GP, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NYLV, LLC(2)	Delaware	BCC Cancer Center Venture, LP	100.00
Osprey Links Golf Course, LLC(2)	Delaware	Osprey Links, LLC	100.00
Osprey Links, LLC(2)	Delaware	NM Imperial, LLC	99.00
		RE Corp	1.0
Plantation Oaks MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
RE Corp.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Regency NM Johns Creek, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	Hobby, Inc.	100.00
Ruhl Financial Group, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Russet, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Scotty, LLC(2)	Delaware	Hobby, Inc.	6.02
		Maroon, Inc.	62.00
		North Van Buren, Inc.	4.63
		Stadium and Arena Management, Inc.	27.35
Seattle Network Office, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Stadium and Arena Management, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Tapestry Condominium Owners Association, Inc.(2)	Tennessee	The Northwestern Mutual Life Insurance Company	100.00
Tupelo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Two Con Holdings, LLC(2)	Delaware	Bishop Square, LLC	100.00
Two Con SPE, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Two Con, LLC(2)	Delaware	Two Con Holdings, LLC	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
Walden OC, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
West Huron Joint Venture(2)	Washington	NM Imperial, LLC	99.00
		Burgundy, LLC	1.0
White Oaks, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2018, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.

(2)	Subsidiary included in the consolidated financial statements.

(3)

Northwestern Mutual Series Fund, Inc. consists of 27 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of : Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 30.  Indemnification

Article IX of Registrant’s by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. In addition to indemnification pursuant to the Registrant’s by-laws, the Registrant’s directors may in certain circumstances be eligible for indemnification by Northwestern Mutual. Pursuant to action by the Northwestern Mutual trustees, and in accordance with the by-laws of Northwestern Mutual, indemnification by Northwestern Mutual is extended to directors of the Registrant against all reasonable expenses in a successful defense in a proceeding, and liability incurred in a proceeding to which such person was a party because he or she is or was a director of the Registrant. Indemnification is not available if liability was incurred because the director breached or failed to perform a duty owed to Registrant and the breach or failure to perform constituted any of the following: (a) a willful failure to deal fairly with Registrant or its stockholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law unless the director had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (c) a transaction in which the director derived an improper personal benefit; or (d) willful misconduct. Determination of rights to such indemnification is pursuant to the procedures set forth in Northwestern Mutual’s by-laws. The directors are covered under a directors and officers liability insurance policy in the name of the Series Fund. It is in the amount of $25 million ($15 million primary layer and a $10 million secondary layer), with a $500,000 deductible. The cost of the insurance is paid by the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.  Business and Other Connections of Investment Adviser

Mason Street Advisors, LLC (“MSA”), the Registrant’s investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

Information regarding the business and other connections of each sub-adviser, and its officers and directors is set forth in each sub-adviser’s current Form ADV filed with the Securities and Exchange Commission. The chart below sets forth each sub-adviser and their respective SEC file number.

Sub-adviser	SEC Number
American Century Investment Management, Inc.	801-8174
Massachusetts Financial Services Company	801-17352
T. Rowe Price Associates, Inc.	801-856
Pacific Investment Management Company LLC	801-48187
Templeton Investment Counsel, LLC	801-15125
Fiduciary Management, Inc.	801-15164
Delaware Investments Fund Advisers, a Series of Macquarie Investment Management Business Trust	801-32108
Wellington Management Company LLP	801-15908
Wells Capital Management, Incorporated	801-21122
Federated Investment Management Company	801-34612
BlackRock Advisors, LLC	801-47710
Loomis, Sayles & Company, L.P.	801-170
FIAM LLC	801-63658
Aberdeen Asset Managers Limited	801-75074

Item 32.  Principal Underwriters

Not applicable.

Item 33.  Location of Accounts and Records

Pursuant to the investment advisory agreement, MSA, the Registrant’s adviser, provides or arranges with Northwestern Mutual, its affiliate, for the provision of facilities and personnel for maintaining the Registrant’s books and records. Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR §§ 270-31a-1 to 31a-3 promulgated thereunder, is kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual, except for records held and maintained by State Street Bank and Trust Company, 1 Iron Street, Boston, MA, 02110, relating to its function as custodian.

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., has duly caused this Post-Effective Amendment No. 77 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 14th day of February, 2020.

NORTHWESTERN MUTUAL SERIES FUND, INC. (Registrant)

By:	/s/ KATE M. FLEMING
Kate M. Fleming, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ KATE M. FLEMING	President and	February 14, 2020
Kate M. Fleming	Principal Executive Officer

/s/ TODD M. JONES	Vice President, Chief	February 14, 2020
Todd M. Jones	Financial Officer and Treasurer

/s/ BARBARA E. COURTNEY	Controller and	February 14, 2020
Barbara E. Courtney	Chief Accounting Officer

/s/ MIRIAM M. ALLISON*	Director	February 14, 2020
Miriam M. Allison

/s/ CHRISTY L. BROWN*	Director	February 14, 2020
Christy L. Brown

/s/ WILLIAM J. GERBER*	Director	February 14, 2020
William J. Gerber

/s/ GAIL L. HANSON*	Director	February 14, 2020
Gail L. Hanson

/s/ ROBERT H. HUFFMAN III*	Director	February 14, 2020
Robert H. Huffman III

/s/ DAVID RIBBENS*	Director	February 14, 2020
David Ribbens

/s/ DONALD M. ULLMANN*	Director	February 14, 2020
Donald M. Ullmann

/s/ RONALD P. JOELSON	Director	February 14, 2020
Ronald P. Joelson

EXHIBIT INDEX

Exhibit No.	Exhibit

(p)5	MFS (Massachusetts Financial Services Company) Code of Ethics Policy effective December 16, 2019